WESTCORE TRUST

Supplement dated January 31, 2015 to the Westcore Equity and Bond Funds Statement of Additional Information Dated April 30, 2014.

The following information supplements and should be read in conjunction with the information provided in the Funds’ Statement of Additional Information dated April 30, 2014.

Institutional Shareholder Services, (“ISS”) has made certain changes to its domestic and global policies for the year 2015, effective for meetings held on or after January 31, 2015. As such, Appendix B of the Statement of Additional Information should be deleted in its entirety and replaced with the following pages:

Appendix B

Summary of Denver Investments’ Proxy Voting Policy

Denver Investments, relies on a third-party vendor, Institutional Shareholder Services (“ISS”), to research, vote and record all proxy ballots for the security positions we maintain on clients’ behalf and for which we have voting authority. Annually, we fully review ISS’ independence and its Proxy Voting Guidelines. We follow ISS’ General Guidelines on most issues for shareholder vote. However, ISS does offer more customized proxy voting policies, such as Taft-Hartley and Public Fund Advisory which may be selected by clients for an additional fee. Major subcategories within ISS’ guidelines are:

1) Operational Items
2) Board of Directors
3) Proxy Contests
4) Anti-takeover Defenses and Voting Related Issues
5) Mergers and Corporate Restructurings
6) State of Incorporation
7) Capital Structure
8) Executive and Director Compensation
9) Corporate Social Responsibility (CSR) Issues
10) Mutual Fund Proxies
11) Global Proxy Voting Matters

ISS’ Proxy Voting Guidelines may be updated from time to time.

In the rare instance when a portfolio manager or analyst believes that an ISS recommendation would be to the detriment of the firm’s investment clients, we can and will override ISS’ recommendation through a manual vote. If more than one investment team or Wealth Management portfolio manager holds the security, the decision to override should be authorized by a member of each investment team or the Wealth Management portfolio manager. The final authorization to override an ISS recommendation must be approved by the CCO or a member of Denver Investments’ Management Committee other than the individual requesting the override. A written record supporting the decision to override the ISS recommendation will be maintained.

Generally, for stocks traded on foreign exchanges, Denver Investments will exercise its voting authority. However, if we believe that by voting, a client will incur excessive expense or that a lack of liquidity of a stock may be an issue, Denver Investments may not exercise its voting authority after considering all relevant factors.

For any matters subject to proxy vote for mutual funds in which Denver Investments is an affiliated party, Denver Investments will vote on behalf of clients invested in such mutual funds in accordance with ISS recommendations, with no exceptions.

Client information is automatically recorded in ISS’ system for record keeping. ISS provides the necessary reports for the Westcore Funds to prepare its Form N-PX annually.

Below is a condensed version of ISS’s proxy voting guidelines for 2015.

US Concise
Canada
Europe
Americas Regional
Brazil
S Africa
EMEA Regional
Hong Kong
Japan
Korea
Singapore
Taiwan
China
Russian and Kazakhstan
Australia
New Zealand
Asia - Pacific Region
Israel
United Kingdom and Ireland

United States

Concise Proxy Voting Guidelines
2015 Benchmark Policy Recommendations

Effective for Meetings on or after February 1, 2015

Published January 7, 2015

www.issgovernance.com
© 2015 ISS | Institutional Shareholder Services

2015 U.S. Concise Proxy Voting Guidelines

The policies contained herein are a sampling of select, key U.S. proxy voting guidelines and are not exhaustive. A full listing of ISS’ 2015 proxy voting guidelines can be found at:
http://www.issgovernance.com/policy-gateway/2015-policy-information/

ROUTINE/MISCELLANEOUS

Auditor Ratification

General Recommendation: Vote for proposals to ratify auditors unless any of the following apply:

> An auditor has a financial interest in or association with the company, and is therefore not independent;
> There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;
> Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or
> Fees for non-audit services (“Other” fees) are excessive.

Non-audit fees are excessive if:

>	Non-audit (“other”) fees > audit fees + audit-related fees + tax compliance/preparation fees

BOARD OF DIRECTORS:

Voting on Director Nominees in Uncontested Elections

General Recommendation: Generally vote for director nominees, except under the following circumstances:

1.	Accountability

Vote against[1] or withhold from the entire board of directors (except new nominees[2], who should be considered case-by-case) for the following:

Problematic Takeover Defenses

Classified Board Structure:

[1] In general, companies with a plurality vote standard use “Withhold” as the contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.
[2] A “new nominee” is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If ISS cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a “new nominee” if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.

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1.1.	The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.

Director Performance Evaluation:

1.2.	The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s five-year total shareholder return and operational metrics. Problematic provisions include but are not limited to:
	>	A classified board structure;
	>	A supermajority vote requirement;
	>	Either a plurality vote standard in uncontested director elections or a majority vote standard with no plurality carve-out for contested elections;
	>	The inability of shareholders to call special meetings;
	>	The inability of shareholders to act by written consent;
	>	A dual-class capital structure; and/or
	>	A non–shareholder-approved poison pill.

Poison Pills:

1.3.	The company’s poison pill has a “dead-hand” or “modified dead-hand” feature. Vote against or withhold from nominees every year until this feature is removed;
1.4.	The board adopts a poison pill with a term of more than 12 months (“long-term pill”), or renews any existing pill, including any “short-term” pill (12 months or less), without shareholder approval. A commitment or policy that puts a newly adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review such companies with classified boards every year, and such companies with annually elected boards at least once every three years, and vote against or withhold votes from all nominees if the company still maintains a non-shareholder-approved poison pill; or
1.5.	The board makes a material adverse change to an existing poison pill without shareholder approval.

Vote case-by-case on all nominees if:

1.6.	The board adopts a poison pill with a term of 12 months or less (“short-term pill”) without shareholder approval, taking into account the following factors:
	>	The date of the pill’s adoption relative to the date of the next meeting of shareholders—i.e. whether the company had time to put the pill on the ballot for shareholder ratification given the circumstances;
	>	The issuer’s rationale;
	>	The issuer’s governance structure and practices; and
	>	The issuer’s track record of accountability to shareholders.

Problematic Audit-Related Practices

Generally vote against or withhold from the members of the Audit Committee if:

1.7.	The non-audit fees paid to the auditor are excessive (see discussion under “Auditor Ratification”);
1.8.	The company receives an adverse opinion on the company’s financial statements from its auditor; or
1.9.	There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

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Vote case-by-case on members of the Audit Committee and potentially the full board if:

1.10.	Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence, and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether withhold/against votes are warranted.

Problematic Compensation Practices/Pay for Performance Misalignment

In the absence of an Advisory Vote on Executive Compensation ballot item or in egregious situations, vote against or withhold from the members of the Compensation Committee and potentially the full board if:

1.11.	There is a significant misalignment between CEO pay and company performance (pay for performance);
1.12.	The company maintains significant problematic pay practices;
1.13.	The board exhibits a significant level of poor communication and responsiveness to shareholders;
1.14.	The company fails to submit one-time transfers of stock options to a shareholder vote; or
1.15.	The company fails to fulfill the terms of a burn rate commitment made to shareholders.

Vote case-by-case on Compensation Committee members (or, in exceptional cases, the full board) and the Management Say-on-Pay proposal if:

1.16.	The company’s previous say-on-pay received the support of less than 70 percent of votes cast, taking into account:
	>	The company’s response, including:
> Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;
> Specific actions taken to address the issues that contributed to the low level of support;
> Other recent compensation actions taken by the company;
	>	Whether the issues raised are recurring or isolated;
	>	The company’s ownership structure; and
	>	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Unilateral Bylaw/Charter Amendments

1.17.	Generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees, who should be considered case-by-case) if the board amends the company’s bylaws or charter without shareholder approval in a manner that materially diminishes shareholders’ rights or that could adversely impact shareholders, considering the following factors, as applicable:
	>	The board’s rationale for adopting the bylaw/charter amendment without shareholder ratification;
	>	Disclosure by the company of any significant engagement with shareholders regarding the amendment;
	>	The level of impairment of shareholders’ rights caused by the board’s unilateral amendment to the bylaws/charter;
	>	The board’s track record with regard to unilateral board action on bylaw/charter amendments or other entrenchment provisions;
	>	The company’s ownership structure;
	>	The company’s existing governance provisions;
	>	Whether the amendment was made prior to or in connection with the company’s initial public offering;
	>	The timing of the board’s amendment to the bylaws/charter in connection with a significant business development;

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		>	Other factors, as deemed appropriate, that may be relevant to determine the impact of the amendment on shareholders.

Governance Failures

Under extraordinary circumstances, vote against or withhold from directors individually, committee members, or the entire board, due to:

	1.18.	Material failures of governance, stewardship, risk oversight[3], or fiduciary responsibilities at the company;
	1.19.	Failure to replace management as appropriate; or
	1.20.	Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

2.	Responsiveness

Vote case-by-case on individual directors, committee members, or the entire board of directors as appropriate if:

	2.1.	The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year. Factors that will be considered are:

		>	Disclosed outreach efforts by the board to shareholders in the wake of the vote;
		>	Rationale provided in the proxy statement for the level of implementation;
		>	The subject matter of the proposal;
		>	The level of support for and opposition to the resolution in past meetings;
		>	Actions taken by the board in response to the majority vote and its engagement with shareholders;
		>	The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and
		>	Other factors as appropriate.

	2.2.	The board failed to act on takeover offers where the majority of shares are tendered;
	2.3.	At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote;
	2.4.	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the majority of votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency; or
	2.5.	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received a plurality, but not a majority, of the votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency, taking into account:
		>	The board’s rationale for selecting a frequency that is different from the frequency that received a plurality;
		>	The company’s ownership structure and vote results;
		>	ISS’ analysis of whether there are compensation concerns or a history of problematic compensation practices; and
		>	The previous year’s support level on the company’s say-on-pay proposal.

3.	Composition

[3] Examples of failure of risk oversight include, but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; significant adverse legal judgments or settlements; hedging of company stock; or significant pledging of company stock.

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Attendance at Board and Committee Meetings:

	3.1.	Generally vote against or withhold from directors (except new nominees, who should be considered case-by-case4) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:
> Medical issues/illness;
> Family emergencies; and
> Missing only one meeting (when the total of all meetings is three or fewer).

	3.2.	If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote against or withhold from the director(s) in question.

Overboarded Directors:

Vote against or withhold from individual directors who:

	3.3.	Sit on more than six public company boards; or
	3.4.	Are CEOs of public companies who sit on the boards of more than two public companies besides their own — withhold only at their outside boards[5].

4.	Independence

Vote against or withhold from Inside Directors and Affiliated Outside Directors (per the Categorization of Directors) when:

	4.1.	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;
	4.2.	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;
	4.3.	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or
	4.4.	Independent directors make up less than a majority of the directors.

Independent Chair (Separate Chair/CEO)

General Recommendation: Generally vote for shareholder proposals requiring that the chairman’s position be filled by an independent director, taking into consideration the following:

>	The scope of the proposal;

[4] For new nominees only, schedule conflicts due to commitments made prior to their appointment to the board are considered if disclosed in the proxy or another SEC filing.
[5] Although all of a CEO’s subsidiary boards will be counted as separate boards, ISS will not recommend a withhold vote from the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent, but may do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.

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>	The company’s current board leadership structure;
>	The company’s governance structure and practices;
>	Company performance; and
>	Any other relevant factors that may be applicable.

Proxy Access

ISS supports proxy access as an important shareholder right, one that is complementary to other best-practice corporate governance features. However, in the absence of a uniform standard, proposals to enact proxy access may vary widely; as such, ISS is not setting forth specific parameters at this time and will take a case-by-case approach in evaluating these proposals.

General Recommendation: Vote case-by-case on proposals to enact proxy access, taking into account, among other factors:
>	Company-specific factors; and
>	Proposal-specific factors, including:
> The ownership thresholds proposed in the resolution (i.e., percentage and duration);
> The maximum proportion of directors that shareholders may nominate each year; and
> The method of determining which nominations should appear on the ballot if multiple shareholders submit nominations.

Proxy Contests—Voting for Director Nominees in Contested Elections

General Recommendation: Vote case-by-case on the election of directors in contested elections, considering the following factors:

>	Long-term financial performance of the target company relative to its industry;
>	Management’s track record;
>	Background to the proxy contest;
>	Nominee qualifications and any compensatory arrangements;
>	Strategic plan of dissident slate and quality of critique against management;
>	Likelihood that the proposed goals and objectives can be achieved (both slates);
>	Stock ownership positions.

When the addition of shareholder nominees to the management card (“proxy access nominees”) results in a number of nominees on the management card which exceeds the number of seats available for election, vote case-by-case considering the same factors listed above.

1.	SHAREHOLDER RIGHTS & DEFENSES

Litigation Rights (including Exclusive Venue and Fee-Shifting Bylaw Provisions)

Bylaw provisions impacting shareholders’ ability to bring suit against the company may include exclusive venue provisions, which provide that the state of incorporation shall be the sole venue for certain types of litigation, and fee-shifting provisions that require a shareholder who sues a company unsuccessfully to pay all litigation expenses of the defendant corporation.

General Recommendation: Vote case-by-case on bylaws which impact shareholders’ litigation rights, taking into

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account factors such as:

> The company’s stated rationale for adopting such a provision;
> Disclosure of past harm from shareholder lawsuits in which plaintiffs were unsuccessful or shareholder lawsuits outside the jurisdiction of incorporation;
> The breadth of application of the bylaw, including the types of lawsuits to which it would apply and the definition of key terms; and
> Governance features such as shareholders’ ability to repeal the provision at a later date (including the vote standard applied when shareholders attempt to amend the bylaws) and their ability to hold directors accountable through annual director elections and a majority vote standard in uncontested elections.

Generally vote against bylaws that mandate fee-shifting whenever plaintiffs are not completely successful on the merits (i.e., in cases where the plaintiffs are partially successful).

Unilateral adoption by the board of bylaw provisions which affect shareholders’ litigation rights will be evaluated under ISS’ policy on Unilateral Bylaw/Charter Amendments.

CAPITAL/RESTRUCTURING

Common Stock Authorization

General Recommendation: Vote for proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote against proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.

Vote against proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

Vote case-by-case on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

> Past Board Performance:
> The company’s use of authorized shares during the last three years

> The Current Request:
> Disclosure in the proxy statement of the specific purposes of the proposed increase;
> Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and
> The dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company’s need for shares and total shareholder returns.

Preferred Stock Authorization

General Recommendation: Vote for proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

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Vote against proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series of preferred stock that has superior voting rights.

Vote case-by-case on all other proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

>	Past Board Performance:
> The company’s use of authorized preferred shares during the last three years;

>	The Current Request:
> Disclosure in the proxy statement of the specific purposes for the proposed increase;
> Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request;
> In cases where the company has existing authorized preferred stock, the dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company’s need for shares and total shareholder returns; and
> Whether the shares requested are blank check preferred shares that can be used for antitakeover purposes.

Mergers and Acquisitions

General Recommendation: Vote case-by-case on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

>	Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.
>	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.
>	Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.
>	Negotiations and process - Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.
>	Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the “ISS Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.
>	Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

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COMPENSATION

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

	1.	Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;
	2.	Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;
	3.	Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);
	4.	Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;
	5.	Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Advisory Votes on Executive Compensation—Management Proposals (Management Say-on-Pay)

General Recommendation: Vote case-by-case on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.

Vote against Advisory Votes on Executive Compensation (Management Say-on-Pay—MSOP) if:

>	There is a significant misalignment between CEO pay and company performance (pay for performance);
>	The company maintains significant problematic pay practices;
>	The board exhibits a significant level of poor communication and responsiveness to shareholders.

Vote against or withhold from the members of the Compensation Committee and potentially the full board if:

>	There is no MSOP on the ballot, and an against vote on an MSOP is warranted due to pay for performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;
>	The board fails to respond adequately to a previous MSOP proposal that received less than 70 percent support of votes cast;
>	The company has recently practiced or approved problematic pay practices, including option repricing or option backdating; or
>	The situation is egregious.

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Primary Evaluation Factors for Executive Pay

Pay-for-Performance Evaluation

ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the Russell 3000 or Russell 3000E Indices[6], this analysis considers the following:

1.	Peer Group[7] Alignment:

>	The degree of alignment between the company’s annualized TSR rank and the CEO’s annualized total pay rank within a peer group, each measured over a three-year period.
>	The multiple of the CEO’s total pay relative to the peer group median.

2.	Absolute Alignment[8] – the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of companies outside the Russell indices, misaligned pay and performance are otherwise suggested, our analysis may include any of the following qualitative factors, as relevant to evaluating how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

>	The ratio of performance- to time-based equity awards;
>	The overall ratio of performance-based compensation;
>	The completeness of disclosure and rigor of performance goals;
>	The company’s peer group benchmarking practices;
>	Actual results of financial/operational metrics, such as growth in revenue, profit, cash flow, etc., both absolute and relative to peers;
>	Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);
>	Realizable pay[9] compared to grant pay; and
>	Any other factors deemed relevant.

Problematic Pay Practices

The focus is on executive compensation practices that contravene the global pay principles, including:

>	Problematic practices related to non-performance-based compensation elements;
>	Incentives that may motivate excessive risk-taking; and

[6] The Russell 3000E Index includes approximately 4,000 of the largest U.S. equity securities.
[7] The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group, and company’s selected peers’ GICS industry group, with size constraints, via a process designed to select peers that are comparable to the subject company in terms of revenue/assets and industry, and also within a market cap bucket that is reflective of the company’s. For Oil, Gas & Consumable Fuels companies, market cap is the only size determinant.
[8] Only Russell 3000 Index companies are subject to the Absolute Alignment analysis.
9 ISS research reports include realizable pay for S&P1500 companies.

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>	Options Backdating.

Problematic Pay Practices related to Non-Performance-Based Compensation Elements

Pay elements that are not directly based on performance are generally evaluated case-by-case considering the context of a company’s overall pay program and demonstrated pay-for-performance philosophy. Please refer to ISS’ Compensation FAQ document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices. The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

>	Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);
>	Excessive perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting;
>	New or extended agreements that provide for:
> CIC payments exceeding 3 times base salary and average/target/most recent bonus;
> CIC severance payments without involuntary job loss or substantial diminution of duties (“single” or “modified single” triggers);
> CIC payments with excise tax gross-ups (including “modified” gross-ups).

Incentives that may Motivate Excessive Risk-Taking

>	Multi-year guaranteed bonuses;
>	A single or common performance metric used for short- and long-term plans;
>	Lucrative severance packages;
>	High pay opportunities relative to industry peers;
>	Disproportionate supplemental pensions; or
>	Mega annual equity grants that provide unlimited upside with no downside risk.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

Options Backdating

The following factors should be examined case-by-case to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:

>	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;
>	Duration of options backdating;
>	Size of restatement due to options backdating;
>	Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and
>	Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

Compensation Committee Communications and Responsiveness

Consider the following factors case-by-case when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:

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>	Failure to respond to majority-supported shareholder proposals on executive pay topics; or
>	Failure to adequately respond to the company’s previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:
	>	The company’s response, including:
> Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;
> Specific actions taken to address the issues that contributed to the low level of support;
> Other recent compensation actions taken by the company;
	>	Whether the issues raised are recurring or isolated;
	>	The company’s ownership structure; and
	>	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Equity-Based and Other Incentive Plans

General Recommendation: Vote case-by-case on certain equity-based compensation plans[10] depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated using an “equity plan scorecard” (EPSC) approach with three pillars:

>	Plan Cost: The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company’s estimated Shareholder Value Transfer (SVT) in relation to peers and considering both:
	>	SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and
	>	SVT based only on new shares requested plus shares remaining for future grants.

>	Plan Features:
	>	Automatic single-triggered award vesting upon a change in control (CIC);
	>	Discretionary vesting authority;
	>	Liberal share recycling on various award types;
	>	Lack of minimum vesting period for grants made under the plan.

>	Grant Practices:
	>	The company’s three year burn rate relative to its industry/market cap peers;
	>	Vesting requirements in most recent CEO equity grants (3-year look-back);
	>	The estimated duration of the plan (based on the sum of shares remaining available and the new shares requested, divided by the average annual shares granted in the prior three years);
	>	The proportion of the CEO’s most recent equity grants/awards subject to performance conditions;
	>	Whether the company maintains a claw-back policy;
	>	Whether the company has established post exercise/vesting share-holding requirements.

Generally vote against the plan proposal if the combination of above factors indicates that the plan is not, overall, in shareholders’ interests, or if any of the following egregious factors apply:

[10] Proposals evaluated under the EPSC policy generally include those to approve or amend (1) stock option plans for employees and/or employees and directors, (2) restricted stock plans for employees and/or employees and directors, and (3) omnibus stock incentive plans for employees and/or employees and directors.

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>	Awards may vest in connection with a liberal change-of-control definition;
>	The plan would permit repricing or cash buyout of underwater options without shareholder approval (either by expressly permitting it – for NYSE and Nasdaq listed companies -- or by not prohibiting it when the company has a history of repricing – for non-listed companies);
>	The plan is a vehicle for problematic pay practices or a significant pay-for-performance disconnect under certain circumstances; or
>	Any other plan features are determined to have a significant negative impact on shareholder interests.

SOCIAL/ENVIRONMENTAL ISSUES

Global Approach

Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short or long term.

General Recommendation: Generally vote case-by-case, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will also be considered:

>	If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;
>	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
>	Whether the proposal’s request is unduly burdensome (scope or timeframe) or overly prescriptive;
>	The company’s approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
>	If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and
>	If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

Climate Change/Greenhouse Gas (GHG) Emissions

General Recommendation: Generally vote for resolutions requesting that a company disclose information on the impact of climate change on its operations and investments, considering:

>	Whether the company already provides current, publicly-available information on the impacts that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;
>	The company’s level of disclosure is at least comparable to that of industry peers; and
>	There are no significant controversies, fines, penalties, or litigation associated with the company’s environmental performance.

Generally vote for proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, unless:

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>	The company already discloses current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;
>	The company’s level of disclosure is comparable to that of industry peers; and
>	There are no significant, controversies, fines, penalties, or litigation associated with the company’s GHG emissions.

Vote case-by-case on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:

>	Whether the company provides disclosure of year-over-year GHG emissions performance data;
>	Whether company disclosure lags behind industry peers;
>	The company’s actual GHG emissions performance;
>	The company’s current GHG emission policies, oversight mechanisms, and related initiatives; and
>	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions.

Political Activities

Lobbying

General Recommendation: Vote case-by-case on proposals requesting information on a company’s lobbying (including direct, indirect, and grassroots lobbying) activities, policies, or procedures, considering:

>	The company’s current disclosure of relevant lobbying policies, and management and board oversight;
>	The company’s disclosure regarding trade associations or other groups that it supports, or is a member of, that engage in lobbying activities; and
>	Recent significant controversies, fines, or litigation regarding the company’s lobbying-related activities.

Political Contributions

General Recommendation: Generally vote for proposals requesting greater disclosure of a company’s political contributions and trade association spending policies and activities, considering:

>	The company’s policies, and management and board oversight related to its direct political contributions and payments to trade associations or other groups that may be used for political purposes;
>	The company’s disclosure regarding its support of, and participation in, trade associations or other groups that may make political contributions; and
>	Recent significant controversies, fines, or litigation related to the company’s political contributions or political activities.

Vote against proposals barring a company from making political contributions. Businesses are affected by legislation at the federal, state, and local level; barring political contributions can put the company at a competitive disadvantage.

Vote against proposals to publish in newspapers and other media a company’s political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

Political Ties

General Recommendation: Generally vote against proposals asking a company to affirm political nonpartisanship in the workplace, so long as:

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> There are no recent, significant controversies, fines, or litigation regarding the company’s political contributions or trade association spending; and
> The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibit coercion.

Vote against proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the “Information”) is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS for A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

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www.issgovernance.com

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Canada

Proxy Voting Guidelines for
TSX-Listed Companies

2015 Benchmark Policy Recommendations

Effective for Meetings on or After February 1, 2015

Published December 22, 2014

www.issgovernance.com
© 2014 ISS | Institutional Shareholder Services

2015 Canada Proxy Voting Guidelines for TSX-Listed Companies

1.	ROUTINE/MISCELLANEOUS	4
	AUDIT-RELATED	4
	Financial Statements/Director and Auditor Reports	4
	Ratification of Auditors	4
	OTHER BUSINESS	4
2.	BOARD OF DIRECTORS	5
	VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS	5
	Fundamental Principles	5
	TSX Listing Requirements	6
	SLATE BALLOTS (BUNDLED DIRECTOR ELECTIONS)	6
	2015 ISS Canadian Definition of Independence	7
	Board Structure and Independence	9
	Insiders on Key Committees	9
	Audit Fee Disclosure	11
	Excessive Non-Audit Fees	11
	Persistent Problematic Audit Related Practices	11
	Director Attendance	12
	Overboarded Directors	12
	Former CEO/CFO on Audit/Compensation Committee	13
	Voting on Directors for Egregious Actions	14
	Board Responsiveness	14
	Unilateral Adoption of an Advance Notice Provision	15
	OTHER BOARD-RELATED PROPOSALS	16
	Classification/Declassification of the Board	16
	Independent Chair (Separate Chair/CEO)	16
	Majority of Independent Directors/Establishment of Committees	16
	Majority Vote Standard for the Election of Directors	16
	Proxy Contests - Voting for Director Nominees in Contested Elections	17
3.	SHAREHOLDER RIGHTS & DEFENSES	18
	Advance Notice Requirements	18
	Enhanced Shareholder Meeting Quorum for Contested Director Elections	19
	Appointment of Additional Directors Between Annual Meetings	19
	Article/By-law Amendments	20
	Cumulative Voting	21
	Confidential Voting	21
	Poison Pills (Shareholder Rights Plans)	22
	Reincorporation Proposals	24
	Supermajority Vote Requirements	24
4.	CAPITAL/RESTRUCTURING	25
	Mergers and Corporate Restructurings	25

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	Increases in Authorized Capital	25
	Private Placement Issuances	26
	Blank Cheque Preferred Stock	27
	Dual-class Stock	27
	Escrow Agreements	27
5.	COMPENSATION	28
	EXECUTIVE PAY EVALUATION	28
	ADVISORY VOTE ON EXECUTIVE COMPENSATION (SAY-ON-PAY) MANAGEMENT PROPOSALS	29
	Pay for Performance Evaluation	30
	Problematic Pay Practices	32
	Board Communications and Responsiveness	34
	EQUITY COMPENSATION PLANS	34
	Cost of Equity Plans	35
	Plan Amendment Provisions	36
	Non-Employee Director Participation	38
	Repricing Options	39
	OTHER COMPENSATION PLANS	40
	Employee Stock Purchase Plans (ESPPs, ESOPs)	40
	Deferred Share Unit (DSU) Plans	40
	SHAREHOLDER PROPOSALS ON COMPENSATION	41
	Shareholder Advisory Vote Proposals	41
	Supplemental Executive Retirement Plan (SERP) Proposals	41
6.	SOCIAL/ENVIRONMENTAL ISSUES	43
	Global Approach	43

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2015 Canada Proxy Voting Guidelines for TSX-Listed Companies

1.  ROUTINE/MISCELLANEOUS

Audit-Related

Financial Statements/Director and Auditor Reports

Companies are required under their respective Business Corporations Acts (BCAs) to submit their financial statements and the auditor's report, which is included in the company's annual report, to shareholders at every Annual General Meeting (AGM). This routine item is almost always non-voting.

Ratification of Auditors

   General Recommendation: Vote for proposals to ratify auditors unless the following applies:

›    Non-audit related fees paid to the auditor exceed audit-related fees.

Rationale: National Instrument 52-110 - Audit Committees defines "audit services" to include the professional services rendered by the issuer's external auditor for the audit and review of the issuer's financial statements or services that are normally provided by the external auditor in connection with statutory and regulatory filings or engagements.

The instrument also sets out disclosure requirements related to fees charged by external auditors. Every issuer is required to disclose in its annual information form, with a cross-reference in the related proxy circular, fees billed by the external audit firm in each of the last two fiscal years. These fees must be broken down into four categories: Audit Fees, Audit-Related Fees, Tax Fees, and All Other Fees.

In circumstances where "Other" fees include fees related to significant one-time capital restructure events (for the purpose of this policy such events are limited to initial public offerings, emergence from bankruptcy, and spinoffs) and the company makes public disclosure of the amount and nature of those fees which are an exception to the standard "non-audit fee" category, then such fees may be excluded from the non-audit fees considered in determining whether non-audit fees are excessive.

Other Business

   General Recommendation: Vote against all proposals on proxy ballots seeking approval for unspecified "other business" that may be conducted at the shareholder meeting as shareholders cannot know what they are approving.

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2.  BOARD OF DIRECTORS

Voting on Director Nominees in Uncontested Elections

Fundamental Principles

Four fundamental principles apply when determining votes on director nominees:

Board Accountability: Practices that promote accountability and enhance shareholder trust begin with transparency into a company's governance practices (including risk management practices). These practices include the annual election of all directors by a majority of votes cast by all shareholders, affording shareholders the ability to remove directors, and providing detailed timely disclosure of voting results. Board accountability is facilitated through clearly defined board roles and responsibilities, regular peer performance review, and shareholder engagement.

Board Responsiveness: In addition to facilitating constructive shareholder engagement, boards of directors should be responsive to the wishes of shareholders as indicated by majority supported shareholder proposals or lack of majority support for management proposals (including election of directors). In the case of a company controlled through a dual-class share structure, the support of a majority of the minority shareholders should equate to majority support.

Board Independence: Independent oversight of management is a primary responsibility of the board. While true independence of thought and deed is difficult to assess, there are corporate governance practices with regard to board structure and management of conflicts of interest that are meant to promote independent oversight. Such practices include the selection of an independent chair to lead the board, structuring board pay practices to eliminate the potential for self-dealing, reducing risky decision-making, ensuring the alignment of director interests with those of shareholders rather than the interests of management, and structuring separate independent key committees with defined mandates. Complete disclosure of all conflicts of interest and how they are managed is a critical indicator of independent oversight.

Board Capability: The skills, experience, and competencies of board members should be a priority in director selection, but consideration should also be given to a board candidate's ability to devote sufficient time and commitment to the increasing responsibilities of a public company director. Directors who are unable to attend board and committee meetings and/or who are overboarded (i.e., serving on too many boards) raise concern regarding the director's ability to effectively serve in shareholders' best interests.

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2015 Canada Proxy Voting Guidelines for TSX-Listed Companies

TSX Listing Requirements

Under Part IV of the Toronto Stock Exchange (TSX) Company Manual, issuers are required to provide for the annual election of directors by individual ballot and to promptly and publicly disclose the votes received for the election of each director following the meeting.

In addition, effective June 30, 2014, issuers are required to adopt a majority voting / director resignation policy1 providing that:

›	If director receives less than a majority of votes for his or her election, the director will be required to submit his or her resignation to the board for consideration;
›	The board will accept the resignation absent exceptional circumstances; and
›	The company will promptly issue a public statement with the board's decision regarding the director's resignation. If the board does not accept the resignation the statement must fully state the reasons for that decision.

Slate Ballots (Bundled Director Elections)

   General Recommendation: Generally vote withhold for all directors nominated by slate ballot at the annual/general or annual/special shareholders' meetings. This policy will not apply to contested director elections.

Rationale: Slate ballots are contrary to best practices within the Canadian market. Affording shareholders the ability to individually elect directors allows shareholders to better articulate concerns by voting withhold for those specific directors deemed to be associated with significant concerns.

Individual director elections are required for companies listed on the Toronto Stock Exchange (TSX).

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1 Controlled companies are exempt from this requirement.

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2015 Canada Proxy Voting Guidelines for TSX-Listed Companies

2015 ISS Canadian Definition of Independence

1. Inside Director (I)

1.1 Employees of the company or its affiliatesi;

1.2 Non-employee officer of the company if he/she is among the five most highly compensated;

1.3 Current interim CEO or any other current interim executives;

1.4 Beneficial owner of company shares with more than 50 percent of the outstanding voting rights (this may be aggregated if voting power is distributed among more than one member of a group)ii.

2. Affiliated Outside Director (AO)

Former/Interim CEOiii

2.1 Former CEO of the company or its affiliates within the past five yearsiv or of an acquired company within the past five years.

2.2 Former interim CEO within the past five yearsiv if the service was longer than 18 months or if the service was between 12 and 18 months and the compensation was high relative to that of the other directors or in line with a

CEO's compensationv at that time.

2.3 CEO of a former parent or predecessor firm at the time the company was sold or split off from the parent/predecessor within the past five yearsiv.

Non-CEO Executivesiii

2.4 Former executive of the company, an affiliate, or a firm acquired within the past three years;

2.5 Former interim executive within the past three years if the service was longer than 18 months or if the service was between 12 and 18 months, an assessment of the interim executive's terms of employment including compensation relative to other directors or in line with the top five NEOs at that time.

2.6 Executive of a former parent or predecessor firm at the time the Company was sold or split off from parent/predecessor within the past three years;

2.7 Executive, former executive within the last three years, general or limited partner of a joint venture or partnership with the company;

Relatives

2.8 Relativevi of current executive officervii of the company;

2.9 Relative of a person who has served as an executive officer of the company within the last three years;

Transactional, Professional, Financial, and Charitable Relationships

2.10 Currently provides (or a relative provides) professional services to the company or to its officers;

2.11 Is (or a relative is) a partner, controlling shareholder or an employee of, an organization that provides professional services to the company, to an affiliate of the company, or to an individual officer of the company or one of its affiliates.

2.12 Currently employed by (or a relative is employed by) a significant customer or supplierviii;

2.13 Is (or a relative is) a trustee, director or employee of a charitable or non-profit organization that receives materialix grants or endowments from the company;

2.14 Has (or a relative has) a transactional relationship with the company excluding investments in the company through a private placement;

Other Relationships

2.15 Has a contractual/guaranteed board seat and is party to a voting agreement to vote in line with management on proposals being brought to shareholders;

2.16 Founderx of the company but not currently an employee;

2.17 Has any material relationship with the corporation or with any one or more members of management of the corporation.

Board Attestation

2.18 Board attestation that an outside director is not independent.

3. Independent Directors (IO)

3.1 No material ties to the corporation other than board seat.

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Footnotes:

i "Affiliate" includes a subsidiary, sibling company, or parent company. ISS uses 50 percent control ownership by the parent company as the standard for applying its affiliate designation.

ii Under this definition, officers of an entity and/or its affiliates holding more than 50 percent of the outstanding voting rights will be considered insiders.

iii When there is a former CEO or other officer of a capital pool company (CPC) or special purpose acquisition company (SPAC) serving on the board of an acquired company, ISS will generally classify such directors as independent unless determined otherwise taking into account the following factors: the applicable listing standards determination of such director's independence; any operating ties to the firm; and the existence of any other conflicting relationships or related party transactions.

iv The determination of a former CEO's classification following the five year cooling-off period will be considered on a case-by-case basis. Factors taken into consideration may include but are not limited to: management/board turnover, current or recent involvement in the company, whether the former CEO is or has been Executive Chairman of the board or a company founder, length of service with the company, any related party transactions, consulting arrangements, and any other factors that may reasonably be deemed to affect the independence of the former CEO.

v ISS will look at the terms of the interim CEO's compensation or employment contract to determine if it contains severance pay, long-term health and pension benefits or other such standard provisions typically contained in contracts of permanent, non-temporary CEOs. ISS will also consider if a formal search process was underway for a full-time CEO.

vi Relative refers to immediate family members including spouse, parents, children, siblings, in-laws and anyone sharing the director's home.

vii Executive Officer will include: the CEO or CFO of the entity; the president of the entity; a vice-president of the entity in charge of a principal business unit, division or function; an officer of the entity or any of its subsidiary entities who performs a policy making function in respect of the entity; any other individual who performs a policy-making function in respect of the entity; or any executive named in the Summary Compensation Table.

viii If the company makes or receives annual payments exceeding the greater of $200,000 or 5 percent of recipient's gross revenues (the recipient is the party receiving proceeds from the transaction).

ix "Material" is defined as a standard of relationship (financial, personal or otherwise) that a reasonable person might conclude could potentially influence one's objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.

x The operating involvement of the Founder with the company will be considered. Little or no operating involvement may cause ISS to deem the Founder as an independent outsider.

Vote case-by-case on director nominees, examining the following factors when disclosed:

›	Independence of the board and key board committees;
›	Attendance at board and committee meetings;
›	Corporate governance provisions and takeover activity;
›	Long-term company performance;
›	Directors' ownership stake in the company;
›	Compensation practices;
›	Responsiveness to shareholder proposals; and
›	Board accountability.

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Board Structure and Independence

   General Recommendation: Generally vote withhold for any insider or affiliated outside director where:

›	The board is less than majority independent; or
›	The board lacks a separate compensation or nominating committee.

Rationale: The balance of board influence should reside with independent directors free of any pressures or conflicts which might prevent them from objectively overseeing strategic direction, evaluating management effectiveness, setting appropriate executive compensation, maintaining internal control processes, and ultimately driving long-term shareholder value creation. Best practice corporate governance standards do not advocate that no inside directors sit on boards. Company insiders have extensive company knowledge and experience that provides a significant contribution to business decisions at the board level. In order to maintain, however, the independent balance of power necessary for independent directors to fulfill their oversight mandate and make difficult decisions that may run counter to management’s self-interests, insiders, former insiders and other related directors should not dominate the board or continue to be involved on key board committees charged with the audit, compensation, and nomination responsibilities.

Best practice as set out in National Policy 58-201 - Corporate Governance Guidelines recommends that the board should have:

›	A majority of independent directors (Section 3.10); and
›	A nominating committee and a compensation committee composed entirely of independent directors (Section 3.15)

Guideline Eight of the Canadian Coalition for Good Governance (CCGG)'s 2013 publication Building High Performance Boards indicates that boards should "Establish mandates for board committees and ensure committee independence." It is further recommended that key board committees "review committee charters every year and amend or confirm the mandate and procedures based on information received from the board and committee evaluation process."

Insiders on Key Committees

   General Recommendation: Vote withhold for individual directors who:

›	Are insiders on the audit, compensation, or nominating committee.

Include cautionary language for all affiliated outside directors who sit on the audit, compensation, or nominating committee, to the effect that corporate governance best practices dictate that such committees should be comprised entirely of independent directors.

Rationale: In order to promote independent oversight of management, the board as a whole and its key board committees should meet minimum best practice expectations of no less than majority independence. Director elections are seen to be the single most important use of the shareholder franchise.

National Instrument 52-110 - Audit Committees sets out best practice with regard to the composition of the audit committee. The instrument requires that every reporting issuer (other than an investment fund, issuer of asset-backed securities, designated foreign issuer, SEC issuer, or issuers that are subsidiary entities as long as the subsidiary does not issue securities and the parent is subject to compliance with this instrument) must have an audit committee, that the committee must comprise a minimum of three members, and that every audit committee member must be independent.

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Policy Considerations for Majority Owned Companies2

ISS policies support a one-share, one-vote principle. In recognition of the substantial equity stake held by certain shareholders, on a case-by-case basis director nominees who are or who represent a controlling shareholder of a majority owned company and who will be designated as controlling insiders may be supported under ISS' board and committee independence policies if the company meets all of the following independence and governance criteria:

›	Individually elected directors;
›	The number of directors related to the controlling shareholder should not exceed the proportion of common shares controlled by the controlling shareholder. In no event, however, should the number of directors related to the controlling shareholder exceed two-thirds of the board;
›	In addition to the above, if the CEO is related to the controlling shareholder, no more than one-third of the board should be related to management (as distinct from the controlling shareholder);
›	If the CEO and chair roles are combined or the CEO is or is related to the controlling shareholder, then there should be an independent lead director and the board should have an effective and transparent process to deal with any conflicts of interest between the company, minority shareholders, and the controlling shareholder;
›	A majority of the audit and nominating committees should be either independent directors or related directors who are independent of management. All members of the compensation committee should be independent of management. If the CEO is related to the controlling shareholder, no more than one member of the compensation committee should be a related director;
›	Prompt disclosure of detailed vote results following each shareholder meeting; and
›	Adoption of a majority vote standard with director resignation policy for uncontested elections OR public commitment to adopt a majority voting standard with director resignation policy for uncontested elections if the controlling shareholder ceases to control 50 percent or more of the common shares.[3]

ISS will also consider the following:

›	The nominating committee's process to receive and discuss suggestions from shareholders for potential director nominees; and
›	If the CEO is related to the Controlling Shareholder, the board's process to evaluate the performance, leadership, compensation, and succession of management should be led by independent directors;

ISS will also take into consideration any other concerns related to the conduct of the subject director(s) and any controversy or questionable actions on the part of the subject director(s) that are deemed not to be in the best interests of all shareholders.

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2 A majority owned company is defined for the purpose of this policy as a company controlled by a shareholder or group of shareholders who together have an economic ownership interest under a single class common share capital structure that is commensurate with their voting entitlement of 50 percent or more of the outstanding common shares.

3 Effective June 30, 2014, TSX-listed issuers which are not majority controlled are required to adopt majority voting policies. Majority controlled companies which do not elect to voluntarily adopt a majority voting policy are required to disclose their rationale for not doing so.

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2015 Canada Proxy Voting Guidelines for TSX-Listed Companies

Rationale: Canadian corporate law provides significant shareholder protections. For example, under most BCAs, a shareholder or group of shareholders having a 5 percent ownership stake in a company may requisition a special meeting for the purposes of replacing or removing directors and in most jurisdictions directors may be removed by a simple majority vote. Shareholders also benefit from the ability to bring an oppression action against the board or individual directors of Canadian incorporated public companies.

Against this legal backdrop, Canadian institutions have taken steps to acknowledge and support the premise that a shareholder who has an equity stake in the common shares of a reporting issuer under a single class common share structure has a significant interest in protecting the value of that equity stake in the company and is therefore deemed to have significant alignment of interests with minority shareholders. This policy firmly supports the one-share, one-vote principle and is intended to recognize the commonality of interests between certain shareholders having a majority equity stake under a single class share structure and minority shareholders in protecting the value of their investment.

This policy will not be considered at dual class companies having common shares with unequal voting or board representation rights.

Audit Fee Disclosure

   General Recommendation: Generally vote withhold for the members of the audit committee as reported in the most recently filed public documents if:

›	No audit fee information is disclosed by the company within a reasonable period of time prior to a shareholders' meeting at which ratification of auditors is a voting item.

Rationale: The disclosure of audit fees by category is a regulatory requirement and this information is of great importance to shareholders due to the concern that audit firms could compromise the independence of a company audit in order to secure lucrative consulting services from the company.

Excessive Non-Audit Fees

   General Recommendation: Generally vote withhold from individual directors who are members of the audit committee as constituted in the most recently completed fiscal year if:

›	Non-audit fees (Other Fees) paid to the external audit firm exceed audit and audit-related fees.

Rationale: Part 2 of National Instrument 52-110 - Audit Committees states that the audit committee must be directly responsible for overseeing the work of the external auditor and that the audit committee must pre-approve all non-audit services provided to the issuer or its subsidiary entities by the issuer's external auditor. It is therefore appropriate to hold the audit committee accountable for payment of excessive non-audit fees.

Persistent Problematic Audit Related Practices

   General Recommendation: Vote case-by-case on members of the Audit Committee and potentially the full board if adverse accounting practices are identified that rise to a level of serious concern, such as:

›	Accounting fraud;
›	Misapplication of applicable accounting standards; or
›	Material weaknesses identified in the internal control process.

Severity, breadth, chronological sequence and duration, as well as the company's efforts at remediation or corrective actions, will be examined in determining whether withhold votes are warranted.

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Rationale: The policy addresses those cases which could potentially raise serious concern with respect to the audit committee's oversight of the implementation by management of effective internal controls over the accounting process and financial reporting. As well, the audit committee has primary responsibility for selecting and overseeing the external audit firm that would be expected to raise concerns related to problematic accounting practices, misapplication of applicable accounting practices, or any material weakness it may identify in the company's internal controls, as well as whether fraudulent activity is uncovered during the course of the audit assignment.

Director Attendance

   General Recommendation: Generally vote withhold for individual director nominees if:

›	The company has not adopted a majority voting policy AND the individual director has attended less than 75 percent of the board and committee meetings[4] held within the past year without a valid reason for these absences; or
›	The company has adopted a majority voting policy AND the individual director has attended less than 75 percent of the board and committee meetings held within the past year without a valid reason for the absences AND a pattern of low attendance exists based on prior years' meeting attendance.

The following should be taken into account:

›	Valid reasons for absence at meetings include illness or absence due to company business;
›	Participation via telephone is acceptable;
›	If the director missed one meeting or one day's dropped the director's attendance below 75 percent;
›	Board and committee meetings include all regular and special meetings of the board duly called for the purpose of conducting board business; and
›	Out of country location or residence is not a sufficient excuse not to attend board meetings, especially given technological advances in communications equipment.

Rationale: Corporate governance best practice supports board structures and processes that promote independent oversight and accountability. Nominating competent, committed, and engaged directors to the board also necessitates full participation in the conduct of board business in order to fulfill the many responsibilities and duties now required to meet requisite standards of care. A director who commits to serve on a public company board should be prepared and able to make attendance at and contribution to the board's meetings a priority.  A pattern of absenteeism may indicate a more serious concern with a director's ability to serve and may warrant a board review and potentially the director's resignation.

Overboarded Directors

   General Recommendation: Generally vote withhold for individual director nominees if:

›	Irrespective of whether the company has adopted a majority voting policy, the director is overboarded5 AND the individual director has attended less than 75 percent of his/her respective board and committee meetings held within the past year without a valid reason for these absences.

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4 If a withhold recommendation under this policy is based solely on meeting attendance at board meetings due to a lack of disclosure concerning committee meeting attendance, this will be disclosed in ISS' report.

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Cautionary language will be included in ISS reports where directors are overboarded regardless of attendance.

Rationale: Directors must be able to devote sufficient time and energy to a board in order to be effective representatives of shareholders' interests. While the knowledge and experience that come from multiple directorships is highly valued, directors' increasingly complex responsibilities require an increasingly significant time commitment. Directors must balance the insight gained from roles on multiple boards with the ability to sufficiently prepare for, attend, and effectively participate in all of their board and committee meetings.

Within the Canadian market, which is based on a "comply-or-explain" regulatory regime of recommended best practices, there are mixed investor views on the appropriateness of evaluating directors' ability to contribute based solely on the number of boards on which they serve. Feedback has indicated that overboarding in conjunction with other governance concerns, such as unacceptably low board and committee meeting attendance, may be a better indicator of a director's inability to commit the necessary time and attention to the increasing demands of a board seat and may also provide an opportunity for board renewal. There are also mixed views on the need to give the same degree of consideration toward service on TSX-V-listed company boards as these startup companies are, for several reasons, seen to require less time and effort from directors when compared to TSX reporting issuers. Given this feedback, a double-triggered overboarding policy is deemed appropriate for the Canadian market.

Former CEO/CFO on Audit/Compensation Committee

   General Recommendation: Generally vote withhold for any director who has served as the CEO of the company within the past five years and is a member of the audit or compensation committee. Evaluate on a case-by-case basis whether support is warranted for any former CEO on the audit or compensation committee following a five year period6 after leaving this executive position.

Generally vote withhold for any director who has served as the CFO of the company within the past three years and is a member of the audit or compensation committee.

Rationale: Although ISS policy designates former CEOs and CFOs as affiliated outsiders, a withhold vote will be recommended as if they were insiders where they sit on either the audit or compensation committee prior to the conclusion of a cooling-off period. This policy reflects the concern that the influence of a recent former executive on these committees could compromise the committee's efficacy. In the case of an audit committee the concern relates to the independent oversight of financials for which the executive was previously responsible, while in the case of a compensation committee the concern relates to oversight of compensation arrangements which the executive may have orchestrated and over which he or she may still wield considerable influence.

The three-year cooling-off period afforded to a former CFO reflects the cooling-off period provided in National Instrument 52-110 - Audit Committees.

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5 "Overboarded" is defined as: a CEO of a public company who sits on more than 2 outside public company boards in addition to the company of which he/she is CEO (withholds would only apply on outside boards these directors sit on), OR the director is not a CEO of a public company and sits on more than 6 public company boards in total.

6 The determination of a former CEO's classification following the five year cooling-off period will be considered on a case-by-case basis. Factors taken into consideration may include but are not limited to: management/board turnover, current or recent involvement in the company, whether the former CEO is or has been Executive Chairman of the board or a company founder, length of service, any related party transactions, consulting arrangements, and any other factors that may reasonably be deemed to affect the independence of the former CEO.

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A five-year cooling-off period is applied for former CEOs in order to allow for the potential occurrence of significant changes within the company's management team. As well, this period allows for the exercise or expiry of the former CEOs outstanding equity awards, thereby eliminating lingering compensation ties to the company's operational performance which would have aligned the former CEO's interests with management. Following the conclusion of the five-year period, the former CEO's independence status will be re-evaluated with consideration to any other relationships which could preclude reclassification as an independent outsider.

Voting on Directors for Egregious Actions

   General Recommendation: Under extraordinary circumstances, vote withhold for directors individually, one or more committee members, or the entire board, due to:

›	Material failures of governance, stewardship, risk oversight7 or fiduciary responsibilities at the company;
›	Failure to replace management as appropriate; or
›	Egregious actions related to the director(s)' service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Rationale: Director accountability and competence have become issues of prime importance given the failings in oversight exposed by the global financial crisis and subsequent events. There is also concern over the environment in the boardrooms of certain markets, where past failures appear to be no impediment to continued or new appointments at major companies and may not be part of the evaluation process at companies in considering whether an individual is, or continues to be, fit for the role and best able to serve shareholders' interests.

In the event of exceptional circumstances (including circumstances relating to past performance on other boards) that raise substantial doubt about a director's ability to effectively monitor management and serve in the best interests of shareholders, a withhold vote may be recommended.

Board Responsiveness

In keeping with Canadian market expectations and improvements to provide shareholders with the ability to affect board change, a lack of board response to shareholder majority votes or majority withhold votes on directors is unacceptable and would result in one of the following:

   General Recommendation: Generally vote withhold for continuing individual directors, committee members, or the continuing members of the entire board of directors if:

›	At the previous board election, any director received more than 50 percent withhold votes of the votes cast under a majority voting/director resignation policy and the Nominating Committee8 has not required that the director leave the board after 90 days, or has not provided another form of acceptable response to the shareholder vote which will be reviewed on a case-by-case basis;
›	At the previous board election, any director received more than 50 percent withhold votes of the votes cast under a plurality voting standard and the company has failed to address the issue(s) that caused the majority withheld vote; or

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7 Examples of failure of risk oversight include, but are not limited to: bribery, large or serial fines or sanctions from regulatory bodies; significant adverse legal judgments or settlements; or hedging of company stock.

8 Or other board committee charged with the duties of a nominating committee as specified in the company's majority voting director resignation policy.

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›	The board failed to act[9] on a shareholder proposal that received the support of a majority of the votes cast (excluding abstentions) at the previous shareholder meeting.

As indicated at the beginning of the guidelines for Voting on Director Nominees in Uncontested Elections, board responsiveness is a fundamental principle that should apply when determining votes on director nominees.

Rationale: Follow-up action or response by the board is warranted in the instance where a director is not supported by a majority of the votes cast by shareholders but remains on the board at the next election. A reasonable period of time within which the board or nominating committee is expected to deal with a director resignation under these circumstances is indicated in the widely accepted version of Canadian majority-voting, director-resignation policies endorsed by the CCGG.

Disclosed board response and rationale will be taken into consideration in limited extraordinary circumstances in the event that a director's resignation is not accepted by the board or the concern that caused majority shareholder opposition has not been addressed. The vote recommendation will be determined on a case-by-case basis that is deemed to be in the best interests of shareholders.

Unilateral Adoption of an Advance Notice Provision

   General Recommendation: Generally vote withhold for individual directors, committee members, or the entire board as appropriate in situations where an advance notice policy has been adopted by the board but has not been included on the voting agenda at the next shareholders' meeting.

Continued lack of shareholder approval of the advanced notice policy in subsequent years may result in further withhold recommendations.

Rationale: The ability of shareholders to put forward potential nominees for election to the board is a fundamental right and should not be amended by management or the board without shareholders' approval, or, at a minimum, with the intention of receiving shareholder approval at the next annual or annual/special meeting of shareholders. As such, the board of directors, as elected representatives of shareholders' interests and as the individuals primarily responsible for corporate governance matters, should be held accountable for allowing such policies to become effective without further shareholder approval.

Furthermore, disclosures regarding these policies should be made available to shareholders (similar to shareholder proposal deadline disclosures or majority voting policy disclosures) because they are substantive changes that may impact shareholders' ability to nominate director candidates. Failure to provide such disclosure is not in shareholders' best interests.

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9 Responding to the shareholder proposal will generally mean either full implementation of the proposal or, if the matter requires a vote by shareholders, a management proposal on the next annual ballot to implement the proposal. Responses that involve less than full implementation will be considered on a case-by-case basis.

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Other Board-Related Proposals

Classification/Declassification of the Board

   General Recommendation: Vote against proposals to classify the board. Vote for proposals to repeal classified boards and to elect all directors annually.

Independent Chair (Separate Chair/CEO)

   General Recommendation: Generally vote for shareholder proposals seeking separation of the offices of CEO and chair if the company has a single executive occupying both positions.

Rationale: The separation of the positions of chair and CEO is supported as it is viewed as superior to the lead director concept. The positions of chair and CEO are two distinct jobs with different job responsibilities. The chair is the leader of the board of directors, which is responsible for selecting and replacing the CEO, setting executive pay, evaluating managerial and company performance, and representing shareholder interests. The CEO, by contrast, is responsible for maintaining the day-to-day operations of the company and being the company's spokesperson.  It therefore follows that one person cannot fulfill both roles without conflict. An independent lead director may be an acceptable alternative as long as the lead director has clearly delineated and comprehensive duties including the full authority to call board meetings and approve meeting materials and engage with shareholders. A counterbalancing lead director alternative must be accompanied by majority independence on the board and key committees, and the absence of any problematic governance practices.

Best practice as set out in National Policy 58-201 - Corporate Governance Guidelines recommends that the chair of the board be an independent director or, where this is not appropriate, that an independent director should be appointed lead director.

Majority of Independent Directors/Establishment of Committees

   General Recommendation: Vote for shareholder proposals asking that a majority or up to two-thirds of directors be independent unless:

›	The board composition already meets the proposed threshold based on ISS' definition of independence.

Vote for shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors unless:

›	The board's committees already meet that standard.

Majority Vote Standard for the Election of Directors

   General Recommendation: Vote for resolutions requesting that: (i) the board adopt a majority vote standard and director resignation policy for director elections or (ii) the company amend its bylaws to provide for majority voting, whereby director nominees are elected by the affirmative vote of the majority of votes cast, unless:

›	A majority voting policy is codified in the company's bylaws, corporate governance guidelines, or other governing documents prior to an election to be considered; and
›	The company has adopted formal corporate governance principles that provide an adequate response to both new nominees as well as "holdover" nominees (i.e. incumbent nominees who fail to receive 50 percent of votes cast).

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Proxy Contests - Voting for Director Nominees in Contested Elections

   General Recommendation: Vote case-by-case in contested elections taking into account:

›	Long-term financial performance of the target company relative to its industry;
›	Management's track record;
›	Background to the proxy contest;
›	Nominee qualifications and any compensatory arrangements;
›	Strategic plan of dissident slate and quality of critique against management;
›	Likelihood that the proposed goals and objectives can be achieved (both slates); and
›	Stock ownership positions

Overall Approach: When analyzing proxy contests, ISS focuses on two central questions:

›	Have the dissidents met the burden of proving that board change is warranted? And, if so;
›	Will the dissident nominees be more likely to affect positive change (i.e., increase shareholder value) versus the incumbent nominees?

When a dissident seeks a majority of board seats, ISS will require from the dissident a well-reasoned and detailed business plan, including the dissident's strategic initiatives, a transition plan and the identification of a qualified and credible new management team. ISS will then compare the detailed dissident plan against the incumbent plan and the dissident director nominees and management team against the incumbent team in order to arrive at a vote recommendation.

When a dissident seeks a minority of board seats, the burden of proof imposed on the dissident is lower. In such cases, ISS will not require from the dissident a detailed plan of action, nor is the dissident required to prove that its plan is preferable to the incumbent plan. Instead, the dissident will be required to prove that board change is preferable to the status quo and that the dissident director slate will add value to board deliberations including by, among other factors, considering issues from a viewpoint different from that of the current board members.

Reimbursing Proxy Solicitation Expenses

   General Recommendation: Vote case-by-case taking into account:

›	Whether ISS recommends in favour of the dissidents, in which case we may recommend approving the dissident's out of pocket expenses if they are successfully elected and the expenses are reasonable.

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3.  SHAREHOLDER RIGHTS & DEFENSES

Advance Notice Requirements

   General Recommendation: Vote case-by-case on proposals to adopt or amend an advance notice board policy or to adopt or amend articles or by-laws containing or adding an advance notice requirement. These provisions will be evaluated to ensure that all of the provisions included within the requirement solely support the stated purpose of the requirement. The purpose of advance notice requirements, as generally stated in the market, is:

›	To prevent stealth proxy contests;
›	To provide a reasonable framework for shareholders to nominate directors by allowing shareholders to submit director nominations within a reasonable timeframe; and
›	To provide all shareholders with sufficient information about potential nominees in order for them to make informed voting decisions on such nominees.

Features that may be considered problematic under ISS' evaluation include but are not limited to:

›	For annual notice of meeting given not less than 50 days prior to the meeting date, the notification timeframe within the advance notice requirement should allow shareholders the ability to provide notice of director nominations at any time not less than 30 days prior to the shareholders' meeting. The notification timeframe should not be subject to any maximum notice period. If notice of annual meeting is given less than 50 days prior to the meeting date, a provision to require shareholder notice by close of business on the 10th day following first public announcement of the annual meeting is supportable. In the case of a special meeting, a requirement that a nominating shareholder must provide notice by close of business on the 15th day following first public announcement of the special shareholders' meeting is also acceptable;
›	The board's inability to waive all sections of the advance notice provision under the policy or bylaw, in its sole discretion;
›	A requirement that any proposed nominee deliver a written agreement wherein the proposed nominee acknowledges and agrees, in advance, to comply with all policies and guidelines of the company that are applicable to directors;
›	Any provision that restricts the notification period to that established for the originally scheduled meeting in the event that the meeting has been adjourned or postponed;
›	Any additional disclosure requests within the advance notice requirement or the company's ability to require additional disclosure that exceeds that required within a dissident proxy circular or that goes beyond that necessary to determine director nominee qualifications, relevant experience, shareholding or voting interest in the company, or independence in the same manner as would be required and disclosed for management nominees; and in any event where there is no indication from the company that such additional disclosure, if requested and received, will be made publicly available to shareholders;
›	Stipulations within the provision that the corporation will not be obligated to include any information provided by dissident director nominees or nominating shareholders in any shareholder communications, including the proxy statement; and
›	Any other feature or provision determined to have a negative impact on shareholders' interests and deemed outside the purview of the stated purpose of the advance notice requirement.

Rationale: As advance notice requirements continue to evolve and their use is tested by market participants, Canadian institutional investors are voicing concerns about the specific provisions contained therein. Investors have cautioned with respect to the potential for certain provisions included within these requirements to be used to impede the ability of shareholders to nominate director candidates to the board of directors, a fundamental shareholder right under Canada's legal and regulatory framework.

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A minimum 30-day shareholder notice period supports notice and access provisions and is in keeping with the stated purpose of advance notice requirements which is to prevent last minute or stealth proxy contests. Any maximum threshold for shareholder notice is deemed unacceptable, and the removal of such is expected to facilitate timelier access to the proxy and afford shareholders more time to give complete and informed consideration to dissident concerns and director nominees.

Enhanced and discretionary requirements for additional information that is not then provided to shareholders, provisions that may prohibit nominations based on restricted notice periods for postponed or adjourned meetings and written confirmations from nominee directors in advance of joining the board are all examples of the types of provisions that have the potential to be misused and are outside the intended stated purpose of advance notice requirements.

Recent court cases have provided a clear indication that these provisions are intended to protect shareholders, as well as management, from ambush and that they are not intended to exclude nominations given on ample notice or to buy time to allow management to develop a strategy to defeat dissident shareholders. As well, these rulings have shown that in the case of ambiguous provisions the result should weigh in favour of shareholder voting rights.

For more detail regarding ISS' policy on advance notice requirements, please see the latest version of our Advance Notice Requirement FAQ.

Enhanced Shareholder Meeting Quorum for Contested Director Elections

   General Recommendation: Generally vote against new by-laws or amended by-laws that would establish two different quorum levels which would result in implementing a higher quorum solely for those shareholder meetings where common share investors seek to replace the majority of current board members ("Enhanced Quorum").

Rationale: With Enhanced Quorum, the ability to hold a shareholders’ meeting is subject to management’s pre-determination that a contested election to replace a majority of directors is the singularly most important corporate issue, thus justifying a significantly higher shareholder (or proxy) presence before the meeting can commence. From a corporate governance perspective, this higher threshold appears to be inconsistent with the view that shareholder votes on any voting item should carry equal importance and should therefore be approved under the same quorum requirement for all items.

Companies have indicated in examples to date that Enhanced Quorum is not designed to block the potential consequence of a majority change in board memberships. In the absence of Enhanced Quorum being met, the affected shareholder meeting will be adjourned for up to 65 days. Notwithstanding the equality of all voting issues, shareholders may question the benefits of a delayed shareholder meeting resulting from a 50 percent quorum requirement for the initial meeting.

Appointment of Additional Directors Between Annual Meetings

   General Recommendation: Generally vote for these resolutions where:

›	The company is incorporated under a statute (such as the Canada Business Corporations Act) that permits removal of directors by simple majority vote;
›	The number of directors to be appointed between meetings does not exceed one-third of the number of directors appointed at the previous annual meeting; and
›	Such appointments must be ratified by shareholders at the annual meeting immediately following the date of their appointment.

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Article/By-law Amendments

   General Recommendation: Generally vote for proposals to adopt or amend articles/by-laws unless the resulting document contains any of the following:

›	The quorum for a meeting of shareholders is set below two persons holding 25 percent of the eligible vote (this may be reduced to no less than 10 percent in the case of a small company that can demonstrate, based on publicly disclosed voting results, that it is unable to achieve a higher quorum and where there is no controlling shareholder);
›	The quorum for a meeting of directors is less than 50 percent of the number of directors;
›	The chair of the board has a casting vote in the event of a deadlock at a meeting of directors;
›	An alternate director provision that permits a director to appoint another person to serve as an alternate director to attend board or committee meetings in place of the duly elected director;
›	An advance notice requirement that includes one or more provisions which could have a negative impact on shareholders' interests and which are deemed outside the purview of the stated purpose of the requirement;
›	Authority is granted to the board with regard to altering future capital authorizations or alteration of the capital structure without further shareholder approval; or
›	Any other provisions that may adversely impact shareholders' rights or diminish independent effective board oversight.

In any event, proposals to adopt or amend articles or bylaws will generally be opposed if the complete article or by-law document is not included in the meeting materials for thorough review or referenced for ease of location on SEDAR, unless the proposed amendment is required by regulation or will simplify share registration.

Rationale: Constating documents such as articles and by-laws (in concert with the legislative framework provided by Canada's various BCAs) establish the rights of shareholders of a company and the procedures through which the board of directors exercises its duties. Given this foundational role, these documents should reflect best practices within the Canadian market wherever possible.

›	Quorum Requirements: The quorum requirement for meetings of shareholders should encourage wide-ranging participation from all shareholders. Shareholder meeting quorum requirements that allow only one shareholder to constitute quorum could allow a single significant or controlling shareholder to dominate meetings at the expense of minority shareholders. Quorum requirements with lower shareholding thresholds, such as five percent, could provide a significant shareholder or a small group of shareholders with the ability to pass resolutions that may be considered contentious or problematic by other shareholders. Likewise, quorum requirements for meetings of directors should ensure that at least half of shareholders' representatives are present before significant decisions are made. Directors' responsibilities include attending all meetings for which their presence is scheduled and a company's core documents should reflect this duty.

›	Casting Vote for the Chair at Board Meetings: While the chair is the appointed leader of the board, the authority granted to the chair by shareholders is no greater than that granted to any other director. Providing the chair with a casting or second vote in the event of a tie could result in a power structure which is not conducive to effective governance. Additionally, while boards are increasingly transitioning toward a governance structure involving a separate chair and CEO, many issuers still combine these roles or appoint a recent former CEO as board chair. In cases where the board is divided on an issue, it is inappropriate from the perspective of shareholders for an insider or affiliated outsider to have the final decision in contentious matters which could significantly affect shareholders' interests.

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›	Alternate Directors: A provision allowing for alternate directors, who have been neither elected by shareholders nor ratified by shareholders following board appointment, raises serious concerns regarding whether these individuals may be bound to serve in the best interests of shareholders. Furthermore, directors must be willing to earmark sufficient time and effort toward serving on a board once they have accepted the responsibility entrusted to them by shareholders. The appointment of unelected alternates is inconsistent with this duty.

›	Problematic Advance Notice Requirements: A number of advance notice requirements have been included on ballots as amendments to company by-laws or articles. Any such requirements are deemed significant additions to the bylaw or articles and therefore are reviewed with respect to whether they negatively affect shareholders' ability to nominate directors to the board. See ISS' policy on Advance Notice Requirements for details.

›	Blanket Authority for Share Capital Structure Alterations: In recent years, some companies incorporated under the Business Corporations Act (British Columbia) ("BCBCA") have sought to amend their constating documents to provide the board with blanket authority to alter the company's share capital structure. These changes include the ability to increase the company's authorized capital and change restrictions on any class of shares. Although permitted under the BCBCA, shareholders would be better served if changes which could affect shareholders' interests required shareholder approval.

›	Other Problematic Provisions: Other proposals to alter the articles or by-laws will be approached on a case-by-case basis. Where a potential inclusion, deletion, or amendment is deemed contrary to shareholders' interests, ISS will generally, taking into consideration any other problematic factors or mitigating circumstances, recommend against such changes.

Cumulative Voting

   General Recommendation: Where such a structure would not be detrimental to shareholder interests, generally vote for proposals to introduce cumulative voting.

Generally vote against proposals to eliminate cumulative voting.

Generally vote for proposals to restore or permit cumulative voting but exceptions may be made depending on the company's other governance provisions such as the adoption of a majority vote standard for the election of directors.

Confidential Voting

   General Recommendation: Generally vote for shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators, and use independent inspectors of election, as long as:

›	The proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived for that particular vote.

Generally vote for management proposals to adopt confidential voting.

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Poison Pills (Shareholder Rights Plans)

As required by the TSX, the adoption of a shareholder rights plan must be ratified by shareholders within six months of adoption.

   General Recommendation: Vote case-by-case on management proposals to ratify a shareholder rights plan (poison pill) taking into account whether it conforms to "new generation" rights plan best practice guidelines and its scope is limited to the following two specific purposes:

›	To give the board more time to find an alternative value enhancing transaction; and
›	To ensure the equal treatment of all shareholders.

Vote against plans that go beyond these purposes if:

›	The plan gives discretion to the board to either:
	›	Determine whether actions by shareholders constitute a change in control;
	›	Amend material provisions without shareholder approval;
	›	Interpret other provisions;
	›	Redeem the rights or waive the plan's application without a shareholder vote; or
	›	Prevent a bid from going to shareholders.
›
›	The plan has any of the following characteristics:
	›	Unacceptable key definitions;
	›	Reference to Derivatives Contracts within the definition of Beneficial Owner;
	›	Flip over provision;
	›	Permitted bid minimum period greater than 60 days;
	›	Maximum triggering threshold set at less than 20 percent of outstanding shares;
	›	Does not permit partial bids;
	›	Includes a Shareholder Endorsed Insider Bid (SEIB) provision;
	›	Bidder must frequently update holdings;
	›	Requirement for a shareholder meeting to approve a bid; and
	›	Requirement that the bidder provide evidence of financing.
›	The plan does not:
	›	Include an exemption for a "permitted lock up agreement";
	›	Include clear exemptions for money managers, pension funds, mutual funds, trustees, and custodians who are not making a takeover bid; and
	›	Exclude reference to voting agreements among shareholders.

Rationale: The evolution of "new generation" shareholder rights plans in Canada has been the result of reshaping the early antitakeover provision known as a "poison pill" into a shareholder protection rights plan that serves only two legitimate purposes: (i) to increase the minimum time period during which a Permitted Bid may remain outstanding to 60 days in order to the give the board of directors of a target company sufficient time (over and above the current statutory 35 day limit) to find an alternative to a takeover bid that would increase shareholder value; and (ii) to ensure that all shareholders are treated equally in the event of a bid for their company.

Elimination of board discretion to interpret the key elements of the plan was critical to this evolution. Definitions of Acquiring Person, Beneficial Ownership, Affiliates, Associates and Acting Jointly or in Concert are the terms that set out the who, how, and when of a triggering event. These definitions in early poison pills contained repetitive, circular, and duplicative layering of similar terms which created confusion and made interpretation difficult. Directors were given broad discretion to interpret the terms of a rights plan to determine when it was triggered, or in other words, whether a takeover bid could proceed. This, in turn, created enough uncertainty for bidders or potential purchasers to effectively discourage non-board negotiated transactions. It can be seen how the early poison pill became synonymous with board and management entrenchment.

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"New generation" rights plans have therefore been drafted to remove repetitive and duplicative elements along with language that gives the board discretion to interpret the terms of the plan.  Also absent from "new generation" plans are references to similar definitions in regulation. Definitions found in various regulations often contain repetitive elements, but more importantly they cross-reference other definitions in regulation that are unacceptable to and not intended to serve the same purpose as those found in a "new generation" rights plan.

A number of other definitions are relevant to the key definitions mentioned above and are therefore equally scrutinized. Exemptions under the definition of Acquiring Person, for example, such as Exempt Acquisitions and Pro Rata Acquisitions, are sometimes inappropriately drafted to permit acquisitions that should trigger a rights plan. In order for an acquisition to be pro rata, the definition must ensure that a person may not, by any means, acquire a greater percentage of the shares outstanding than the percentage owned immediately prior to the acquisition. It should also be noted that "new generation" rights plans are premised on the acquisition of common shares and ownership at law or in equity. Therefore references to the voting of securities or the extension of beneficial ownership to encompass derivative securities that may result in deemed beneficial ownership of securities that a person has no right to acquire goes beyond the acceptable purpose of a rights plan.

Equally important to the acceptability of a shareholder rights plan is the treatment of institutional investors who have a fiduciary duty to carry out corporate governance activities in the best interests of the beneficial owners of the investments that they oversee. These institutional investors should not trigger a rights plan through their investment and corporate governance activities for the accounts of others. The definition of Independent Shareholders should make absolutely clear these institutional investors acting in a fiduciary capacity for the accounts of others are independent for purposes of approving a takeover bid or other similar transaction, as well as approving future amendments to the rights plan.

Probably one of the most important and most contentious definitions in a shareholder rights plan is that of a Permitted Bid. ISS guidelines provide that an acceptable Permitted Bid definition must permit partial bids. Canadian takeover bid legislation is premised on the ability of shareholders to make the determination of the acceptability of any bid for their shares, partial or otherwise, provided that it complies with regulatory requirements. In the event that a partial bid is accepted by shareholders, regulation requires that their shares be taken up on a pro rata basis. Shareholders of a company may welcome the addition of a significant new shareholder for a number of reasons.

Also unacceptable to the purpose of a rights plan is the inclusion of a "Shareholder Endorsed Insider Bid" (SEIB) provision which would allow an "Insider" and parties acting jointly or in concert with an Insider an additional less rigorous avenue to proceed with a take-over bid without triggering the rights plan, in addition to making a Permitted Bid or proceeding with board approval. The SEIB provision allows Insiders the ability to take advantage of a less stringent bid provision that is not offered to other bidders who must make a Permitted Bid or negotiate with the board for support.

Finally, a "new generation" rights plan must contain an exemption  for lockup agreements and the definition of a permitted lockup agreement must strike the proper balance so as not to discourage either (i) the potential for a bidder to lock up a significant shareholder and thus give some comfort of a certain degree of success, or (ii) the potential for competitive bids offering a greater consideration and which would also necessitate a locked up person be able to withdraw the locked up shares from the first bid in order to support the higher competing bid.

New generation rights plans are limited to achieving the two purposes identified here. They ensure that shareholders are treated equally in a control transaction by precluding creeping acquisitions or the acquisition of a control block through private agreements between a few large shareholders; and they provide a reasonable time period to allow a corporation's directors and management to develop an alternative to maximize shareholder value.

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Reincorporation Proposals

   General Recommendation: Vote case-by-case on proposals to change a company's jurisdiction of incorporation taking into account:

›	Financial and corporate governance concerns, including: the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

Generally vote for reincorporation when:

›	Positive financial factors outweigh negative governance implications; or
›	Governance implications are positive.

Generally vote against reincorporation if business implications are secondary to negative governance implications.

Supermajority Vote Requirements

   General Recommendation: Vote against proposals to require a supermajority shareholder vote at a level above that required by statute.

Vote for proposals to lower supermajority vote requirements.

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4.  CAPITAL/RESTRUCTURING

Mergers and Corporate Restructurings

   General Recommendation: For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing the various and sometimes countervailing factors including:

Valuation: Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

Market Reaction: How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

Strategic Rationale: Does the deal make sense strategically? From where is value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favourable track record of successful integration of historical acquisitions.

Negotiations and Process: Were the terms of the transaction negotiated at arms-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders.  Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

Conflicts of Interest: Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the "ISS Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

Governance: Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Increases in Authorized Capital

   General Recommendation: Vote case-by-case on proposals to increase the number of shares of common stock authorized for issuance. Generally vote for proposals to approve increased authorized capital if:

›	A company's shares are in danger of being de-listed; or
›	A company's ability to continue to operate as a going concern is uncertain.

Generally vote against proposals to approve unlimited capital authorization.

Rationale: Canadian jurisdictions generally, and most recently the Business Corporations Act (British Columbia), permit companies to have an unlimited authorized capital. ISS prefers to see companies with a fixed maximum limit on authorized capital, with at least 30 percent of the authorized stock issued and outstanding. Limited capital structures protect against excessive dilution and can be increased when needed with shareholder approval.

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Private Placement Issuances

   General Recommendation: Vote case-by-case on private placement issuances taking into account:

›	Whether other resolutions are bundled with the issuance;
›	Whether the rationale for the private placement issuance is disclosed;
›	Dilution to existing shareholders' position:
› issuance that represents no more than 30 percent of -diluted basis is considered generally acceptable;
›	Discount/premium in issuance price to the unaffected share price before the announcement of the private placement;
›	Market reaction: The market's response to the proposed private placement since announcement; and
›	Other applicable factors, including conflict of interest, change in control/management, evaluation of other alternatives.

Generally vote for the private placement issuance if it is expected that the company will file for bankruptcy if the transaction is not approved or the company's auditor/management has indicated that the company has going concern issues.

Rationale: The TSX requires shareholder approval for private placements:

›	For an aggregate number of listed securities issuable greater than 25 percent of the number of securities of the issuer which are listed and outstanding, on a non-diluted basis, prior to the date of closing of the transaction if the price per security is less than the market price; or
›	That during any six month period are placed with insiders for listed securities or options, rights or other entitlements to listed securities greater than 10 ding securities, on a non-diluted basis, prior to the date of closing of the first private placement to an insider during the six-month period.

Allowable discounts for private placements not requiring shareholder approval are as follows:

Market Price	Maximum Discount
$0.50 or less	25%
$0.51 to $2.00	20%
Above $2.00	15%

The TSX will allow the price per listed security for a particular transaction to be less than that specified above provided that the listed issuer has received the approval of non-interested shareholders.

In instances where a company will file for bankruptcy if the transaction is not approved or where a company has going concern issues, the urgent need for financing will generally override the other criteria under examination. In instances where the transaction is required for other financing purposes, the other criteria will be examined on a case-by-case basis.

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Blank Cheque Preferred Stock

   General Recommendation: Generally vote against proposals to create unlimited blank cheque preferred shares or increase blank cheque preferred shares where:

›	The shares carry unspecified rights, restrictions, and terms; or
›	The company does not specify any specific purpose for the increase in such shares.

Generally vote for proposals to create a reasonably limited10 number of preferred shares where both of the following apply:

›	The company has stated in writing and publicly disclosed that the shares will not be used for antitakeover purposes; and
›	The voting, conversion, and other rights, restrictions, and terms of such stock where specified in the articles, are reasonable.

Dual-class Stock

   General Recommendation: Generally vote against proposals to create a new class of common stock that will create a class of common shareholders with diminished voting rights.

The following is an exceptional set of circumstances under which we would generally support a dual class capital structure. Such a structure must meet all of the following criteria:

›	It is required due to foreign ownership restrictions and financing is required to be done out of country;
›	It is not designed to preserve the voting power of an insider or significant shareholder;
›	The subordinate class may elect some board nominees;
›	There is a sunset provision; and
›	There is a coattail provision that places a prohibition on any change in control transaction without approval of the subordinate class shareholders.

Escrow Agreements

   General Recommendation: Generally vote against an amendment to an existing escrow agreement where the company is proposing to delete all performance-based release requirements in favour of time-driven release requirements.

Rationale: On going public, certain insiders of smaller issuers must place a portion of their shares in escrow. The primary objective of holding shares in escrow is to ensure that the key principals of a company continue their interest and involvement in the company for a reasonable period after public listing.

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10 Institutional investors have indicated low tolerance for dilutive preferred share issuances. Therefore, if the authorized preferreds may be assigned conversion rights or voting rights when issued, the authorization should be limited to no more than 20 percent of the outstanding common shares as of record date. If the preferred share authorization proposal prohibits the assignment of conversion, voting or any other right attached which could dilute or negatively impact the common shares or the rights of common shareholders when such preferred shares are issued, a maximum authorization limit of 50 percent of the outstanding common shares as of record date may be supported taking into account the stated purpose for the authorization and other details of the proposal.

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5.  COMPENSATION

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

Maintain appropriate pay-for-performance alignment with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors: the linkage between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

Avoid arrangements that risk " pay for failure" : This principle addresses the use and appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;

Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers' pay and performance.  At the market level, it may incorporate a variety of generally accepted best practices.

Evaluate executive pay and practices, as well as certain aspects of outside director compensation on a case-by-case basis.

   General Recommendation: Vote against management say-on-pay (MSOP) proposals, withhold from compensation committee members (or, in rare cases where the full board is deemed responsible, all directors including the CEO), and/or against an equity-based incentive plan proposal if:

›	There is a misalignment between CEO pay and company performance (pay for performance);
›	The company maintains problematic pay practices; or
›	The board exhibits poor communication and responsiveness to shareholders.

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Advisory Vote on Executive Compensation (Say-on-Pay) Management Proposals

   General Recommendation: Vote case-by-case on management proposals for an advisory shareholder vote on executive compensation (Management "Say-on-Pay" Proposals or "MSOP"). Vote against these resolutions in cases where boards have failed to demonstrate good stewardship of investors' interests regarding executive compensation practices.

The following five global principles apply to all markets:

Maintain appropriate pay-for-performance alignment with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors: the linkage between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

Avoid arrangements that risk "pay for failure" : This principle addresses the use and appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;

Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Primary Evaluation Factors for Executive Pay

Pay for Performance:

›	Rationale for determining compensation (e.g., why certain elements and pay targets are used, how they are used in relation to the company's business strategy, and specific incentive plan goals, especially retrospective goals) and linkage of compensation to long-term performance;
›	Evaluation of peer group benchmarking used to set target pay or award opportunities;
›	Analysis of company performance and executive pay trends over time, taking into account ISS' Pay for Performance policy;
›	Mix of fixed versus variable and performance versus non-performance-based pay.

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Pay Practices:

›	Assessment of compensation components included in the Problematic Pay Practices policy such as: perks, severance packages, employee loans, supplemental executive pension plans, internal pay disparity, and equity plan practices (including option backdating, repricing, option exchanges, or cancellations/surrenders and re-grants, etc.);
›	Existence of measures that discourage excessive risk taking which include but are not limited to: clawbacks, holdbacks, stock ownership requirements, deferred compensation practices, etc.

Board Communications and Responsiveness:

›	Clarity of disclosure (e.g., whether the company's Form 51-102F6 disclosure provides timely, accurate, clear information about compensation practices in both tabular format and narrative discussion);
›	Assessment of board's responsiveness to investor concerns on compensations issues (e.g., whether the company engaged with shareholders and / or responded to majority-supported shareholder proposals relating to executive pay).

Voting Alternatives

In general, the MSOP is the primary focus of voting on executive pay practices; dissatisfaction with compensation practices can be expressed by voting against an MSOP rather than withholding or voting against the compensation committee. If, however, there is no MSOP on the ballot, then the negative vote will apply to members of the compensation committee. In addition, in egregious cases or if the board fails to respond to concerns raised by a prior MSOP proposal, vote withhold or against compensation committee members (or, if the full board is deemed accountable, all directors). If the negative factors involve equity-based compensation, then vote against an equity-based plan proposal presented for shareholder approval.

Pay for Performance Evaluation

This policy will be applied at all S&P/TSX Composite Index Companies and for all MSOP resolutions.

On a case-by-case basis, ISS will evaluate the alignment of the CEO's total compensation with company performance over time, focusing particularly on companies that have underperformed their peers over a sustained period. From a shareholder's perspective, performance is predominantly gauged by the company's share price performance over time. Even when financial or operational measures are used as the basis for incentive awards, the achievement related to these measures should ultimately translate into superior shareholder returns in the long term.

   General Recommendation: Generally vote against MSOP proposals and/or vote withhold for compensation committee members (or, in rare cases where the full board is deemed responsible, all directors including the CEO) and/or against an equity-based incentive plan proposal if:

›	There is significant long-term misalignment between CEO pay and company performance.

The determination of long-term pay for performance alignment is a two-step process: step one is a quantitative screen, which includes a relative and absolute analysis on pay for performance, and step two is a qualitative assessment of the CEO's pay and company performance. A pay for performance disconnect will be determined as follows:

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Step I: Quantitative Screen

Relative:

1.	The Relative Degree of Alignment (RDA) is the difference between the company's annualized TSR rank and the CEO's annualized total pay rank within a peer group[11], each measured over a three-year period or less if pay or performance data is unavailable for the full three years;
2.	Multiple of Median (MOM) is the total compensation in the last reported fiscal year relative to the median compensation of the peer group; and

 Absolute:

3.	The CEO pay-to-TSR Alignment (PTA) over the prior five fiscal years, i.e., the difference between absolute pay changes and absolute TSR changes during the prior five-year period (or less as company disclosure permits);

  Step II: Qualitative Analysis

Companies identified by the methodology as having potential P4P misalignment will receive a qualitative assessment to determine the ultimate recommendation, considering a range of case-by-case factors which may include:

›	The ratio of performance- to time-based equity grants and the overall mix of performance-based compensation relative to total compensation (considering whether the ratio is more than 50 percent); standard time-vested stock options and restricted shares are not considered to be performance-based for this consideration;
›	The quality of disclosure and appropriateness of the performance measure(s) and goal(s) utilized, so that shareholders can assess the rigor of the performance program. The use of non-GAAP financial metrics also makes it challenging for shareholders to ascertain the rigor of the program as shareholders often cannot tell the type of adjustments being made and if the adjustments were made consistently. Complete and transparent disclosure helps shareholders to better understand the company's pay for performance linkage;
›	The trend in other financial metrics, such as growth in revenue, earnings, return measures such as ROE, ROA, ROIC, etc.;
›	The trend considering prior years' P4P concern;
›	Extraordinary situation due to a new CEO in the last reported FY;[12] and
›	Any other factors deemed relevant.

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11 The peer group is generally comprised of 11-24 companies that meet the following criteria:

›	Revenue/assets between 0.25X and 4X the subject company's size;
›	In the closest GICS industry group (8-digit, 6-digit, 4-digit, or 2-digit) to the subject company's GICS category; and
›	Market Cap between 0.25X and 4X of the company's market cap expanded out to four market cap buckets (micro, small, mid, and large) as needed.

In exceptional cases, peer groups may be determined on a customized basis.

12 Note that the longer-term emphasis of the new methodology alleviates concern about impact of CEO turnover. Thus, except in extenuating circumstances, a "new" CEO will not exempt the company from consideration under the methodology since the compensation committee is also accountable when a company is compelled to significantly "overpay" for new leadership due to prior poor performance.

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Rationale: The two part methodology is a combination of quantitative and qualitative factors that more effectively drive a case-by-case evaluation and will improve the analysis of: longer term compensation versus company performance and weight the longer term factors accordingly; absolute CEO pay levels; and, circumstances under which there is a change in CEO during the most recent year. Please refer to the latest version of the Canadian Compensation Policy FAQ for a more detailed discussion of ISS' quantitative pay-for-performance screen and peer group construction methodology.

Problematic Pay Practices

   General Recommendation: Generally vote against MSOP resolutions and/or vote withhold for compensation committee members if the company has problematic compensation practices. Generally vote against equity plans if the plan is a vehicle for problematic compensation practices.

Generally vote based on the preponderance of problematic elements; however, certain adverse practices may warrant withhold or against votes on a stand-alone basis in particularly egregious cases. The following practices, while not an exhaustive list, are examples of problematic compensation practices that may warrant an against or withhold vote

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Poor disclosure practices:

›	General omission of timely information necessary to understand the rationale for compensation setting process and outcomes, or omission of material contracts, agreements or shareholder disclosure documents;

New CEO with overly generous new hire package:

›	Excessive "make whole" provisions;
›	Any of the problematic pay practices listed in this policy;

Egregious employment contracts:

›	Contracts containing multiyear guarantees for salary increases, bonuses, or equity compensation;

Employee Loans:

›	Interest free or low interest loans extended by the company to employees for the purpose of exercising options or acquiring equity to meet holding requirements or as compensation;

Excessive severance and/or change-in-control provisions:

›	Inclusion of excessive change-in-control or severance payments, especially those with a multiple in excess of 2X cash pay (salary + bonus);
›	Severance paid for a "performance termination" (i.e., due to the executive's failure to perform job functions at the appropriate level);
›	Employment or severance agreements that provide for modified single triggers, under which an executive may voluntarily leave following a change in control without cause and still receive the severance package;
›	Perquisites for former executives such as car allowance, personal use of corporate aircraft, or other inappropriate arrangements;
›	Change-in-control payouts without loss of job or substantial diminution of job duties (single-triggered);

Abnormally large bonus payouts without justifiable performance linkage or proper disclosure:

›	Performance metrics that are changed, canceled, or replaced during the performance period without adequate explanation of the action and the link to performance;

Egregious pension/SERP (supplemental executive retirement plan) payouts:

›	Inclusion of performance-based equity awards in the pension calculation;
›	Inclusion of target (unearned) or excessive bonus amounts in the pension calculation;
›	Addition of extra years of service credited without compelling rationale;
›	No absolute limit on SERP annual pension benefits (any limit should be expressed as a dollar value);
›	No reduction in benefits on a pro-rata basis in the case of early retirement;

Excessive perks:

›	Overly generous cost and/or reimbursement of taxes for personal use of corporate aircraft, personal security systems maintenance and/or installation, car allowances, and/or other excessive arrangements relative to base salary;

Payment of dividends on performance awards:

›	Performance award grants for which dividends are paid during the period before the performance criteria or goals have been achieved, and therefore not yet earned;

Problematic option granting practices:

›	Backdating options (i.e. retroactively setting a stock option's exercise price lower than the prevailing market value at the grant date);
›	Springloading options (i.e. timing the grant of options to effectively guarantee an increase in share price shortly after the grant date);
›	Cancellation and subsequent re-grant of options;

Internal Pay Disparity:

›	Excessive differential between CEO total pay and that of next highest-paid named executive officer (NEO);

Absence of pay practices that discourage excessive risk taking:

›	These provisions include but are not limited to: clawbacks, holdbacks, stock ownership requirements, deferred bonus and equity award compensation practices, etc.;
›	Financial institutions will be expected to have adopted or at least addressed the provisions listed above in accordance with the Financial Stability Board's (FSB) Compensation Practices and standards for financial companies;

Other excessive compensation payouts or problematic pay practices at the company.

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Rationale: Shareholders are not generally permitted to vote on provisions such as change-in-control provisions or the ability of an issuer to extend loans to employees to exercise stock options, for example, when reviewing equity based compensation plan proposals. Nor do shareholders in Canada have the ability to approve employment agreements, severance agreements, or pensions; however, these types of provisions, agreements, and contractual obligations continue to raise shareholder concerns. Therefore, ISS will review disclosure related to the various components of executive compensation and may recommend withholding from the compensation committee or against an equity plan proposal if compensation practices are unacceptable from a corporate governance perspective.

Board Communications and Responsiveness

   General Recommendation: Consider the following on a case-by-case basis when evaluating ballot items related to executive pay:

›	Poor disclosure practices, including: insufficient disclosure to explain the pay setting process for the CEO and how CEO pay is linked to company performance and shareholder return; lack of disclosure of performance metrics and their impact on incentive payouts; no disclosure of rationale related to the use of board discretion when compensation is increased or performance criteria or metrics are changed resulting in greater amounts paid than that supported by previously established goals.
›	Board's responsiveness to investor input and engagement on compensation issues, including:
	›	Failure to respond to majority-supported shareholder proposals on executive pay topics;
	›	Failure to respond to concerns raised in connection with significant opposition to MSOP proposals;
	›	Failure to respond to the company's previous say-on-pay proposal that received support of less than 70 percent of the votes cast taking into account the ownership structure of the company.

Examples of board response include, but are not limited to: disclosure of engagement efforts regarding the issues that contributed to the low level of support, specific actions taken to address the issues that contributed to the low level of support, and more rationale on pay practices.

Equity Compensation Plans

   General Recommendation: Vote case-by-case on equity-based compensation plans. Vote against the plan if any of the following factors applies:

›	Cost of Equity Plans: The total cost of the company's equity plans is unreasonable;
›	Dilution and Burn Rate: Dilution and burn rate are unreasonable, where the cost of the plan cannot be calculated due to lack of relevant historical data.
›	Plan Amendment Provisions: The provisions do not meet ISS guidelines as set out in this section.
›	Non-Employee Director Participation: Participation of directors is discretionary or unreasonable.
›	Pay for performance: There is a disconnect between CEO pay and the company's performance.
›	Repricing Stock Options: The plan expressly permits the repricing of stock options without shareholder approval and the company has repriced options within the past three years.
›	Problematic Pay Practices: The plan is a vehicle for problematic pay practices.

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Cost of Equity Plans

   General Recommendation: Generally vote against equity plans if the cost is unreasonable.

Rationale: Section 613 of the TSX Company Manual requires shareholder approval for equity-based compensation arrangements under which securities listed on the TSX may be issued from treasury. Such approval is also required for equity-based plans that provide that awards issued may be settled either in treasury shares or cash. Cash only settled arrangements or those which are only funded by securities purchased on the secondary market are not subject to shareholder approval.

In addition, shareholder approval is also required for stock purchase plans using treasury shares where financial assistance or share matching is provided, security purchases from treasury where financial assistance is provided, and certain equity awards made outside of an equity plan.

Our methodology for reviewing share-based compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of share plans to shareholders) instead of simply focusing on dilution. Using information disclosed by the company and assuming the broadest definition of plan terms, ISS will value equity-based awards using a binomial option pricing model. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This total cost will be expressed as a percentage of market value (i.e. 200-day average share price times common shares outstanding). This result is tested for reasonableness by comparing the figure to an allowable cap derived from compensation plan costs of the top performing quartile of peer companies in each industry group (using Global Industry Classification Standard or "GICS" codes). Benchmark SVT levels for each industry are established based on these top performers' historic SVT. Regression analyses are run on 44 different variables including company size, market-based performance metrics, and accounting-based performance metrics in order to identify the variables most strongly correlated to SVT within each industry group. The benchmark industry SVT level is then adjusted upwards or downwards for the specific company by incorporating company-specific performance measures, size, and cash compensation into the industry cap equations to arrive at the company's allowable cap.

Shareholder Value Transfer is reasonable if it falls below the company-specific allowable cap.

Volatility and Stock Price Assumptions in Equity Plan Proposals (SVT)

The 200-day volatility and 200-day average stock price will be calculated and used for the shareholder value transfer policy.

Dilution and Burn Rate Assessment

In cases where the cost of the plan cannot be calculated using the binomial model due to lack of historic data for a newly created or merged corporate entity, ISS will apply a dilution and burn rate analysis.

   General Recommendation: Generally vote against the proposed equity plan if:

›	Dilution under all company plans would be more than 10 percent of the outstanding shares on a non-diluted basis; or
›	The historic burn rate for all company plans has been more than 2 percent per year (generally averaged over most recent three-year period). If equity has been granted as part of the resolution subject to shareholder approval and the grants made exceed 2 percent of the outstanding shares a vote against is warranted.

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Plan Amendment Provisions

   General Recommendation: Generally vote against the approval of proposed Amendment Procedures that do not require shareholder approval for the following types of amendments under any security based compensation arrangement, whether or not such approval is required under current regulatory rules:

›	Any increase in the number of shares reserved for issuance under a plan or plan maximum;
›	Any reduction in exercise price or cancellation and reissue of options or other entitlements;
›	Any amendment that extends the term of options beyond the original expiry;
›	Amendments to eligible participants that may permit the introduction or reintroduction of non-employee directors on a discretionary basis or amendments that increase limits previously imposed on non-employee director participation;
›	Any amendment which would permit options granted under the Plan to be transferable or assignable other than for normal estate settlement purposes; and
›	Amendments to the plan amendment provisions.

To clarify application of the above criteria, all items will apply to all equity-based compensation arrangements under which treasury shares are reserved for grants of, for example: restricted stock, restricted share units, or deferred share units, except those items that specifically refer to option grants.

Rationale: In response to the rule changes affected by the TSX related to Part IV, Subsection 613 of the TSX Company Manual and Staff Notices #2004-0002, and #2006-0001 which came into effect in 2007, ISS has revised its policy with regard to Equity Compensation Plan Amendment Procedures. This policy addresses the removal by the TSX of previously established requirements for shareholder approval of certain types of amendments to Security-Based Compensation Arrangements of its listed issuers. For the purposes of the rule change, security-based compensation arrangements include: stock option plans for the benefit of employees, insiders and service providers; individual stock options granted to any of these specified parties outside of a plan; stock purchase plans where the issuer provides financial assistance or where the employee contribution is matched in whole or in part by an issuer funded contribution; stock appreciation rights involving the issuance of treasury shares; any other compensation or incentive mechanism involving the issuance or potential issuance of securities of the listed issuer; security purchases from treasury by an employee, insider or service provider which is financially assisted by the issuer in any manner. Issuers had until June 30, 2007, to adopt the proper Amendment Procedure in their Plans. After such date, issuers who have “general amendment” provisions in their Plans are no longer able to make any amendments to their Plans without security holder approval, including amendments considered to be of a “housekeeping” nature until they have put a shareholder approved detailed Plan Amendment Provision in place.

According to the TSX Guide to Security-Based Compensation Arrangements, the following amendments will continue to be subject to security holder approval according to TSX rules notwithstanding the amendment provisions included in the plan:

›	Any increase in the number of shares reserved for issuance under a plan or plan maximum;
›	Any reduction in exercise price of options or other entitlements which benefits an insider;[13]

----------------------

13 Security holder approval, excluding the votes of securities held by insiders benefiting from the amendment, is required for a reduction in the exercise price, purchase price, or an extension of the term of options or similar securities held by insiders. If an issuer cancels options or similar securities held by insiders and then reissues those securities under different terms, the TSX will consider this an amendment to those securities and will require security holder approval, unless the re-grant occurs at least 3 months after the related cancellation. Staff Notice #2005-0001, Section 613 Security Based Compensation Arrangements, S.613(h)(iii) Amendments to Insider Securities.

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2015 Canada Proxy Voting Guidelines for TSX-Listed Companies

›	Any amendment that extends the term of options beyond the original expiry and that benefits an insider of the issuer;
›	Changes to insider participation limits which result in the security holder approval to be required on a disinterested basis; and
›	Amendment provisions granting additional powers to the board of directors to amend the plan or entitlements without security holder approval.

The TSX has further clarified that shareholder approval is required for any amendment to the Plan Amendment Provision.

In addition, the TSX requires that the exercise price for any stock option granted under a security based compensation arrangement or otherwise, must not be lower than the market price of the securities at the time the option is granted.

Any proposal to increase the maximum number of shares reserved under a plan requires specific shareholder approval for the increase even if the plan includes a shareholder-approved general amendment procedure permitting increases to such maximum numbers.

Sections 613(d) and (g) set out a list of disclosure requirements in respect of materials that must be provided to security holders in meeting materials issued prior to a meeting at which the approval of any security based compensation arrangement is requested. The disclosure requirements include annual disclosure by listed issuers in their information circular or other annual disclosure document distributed to all security holders, the terms of any security based compensation arrangement as well as any amendments that were adopted in the most recently completed fiscal year, including whether or not security holder approval was obtained for the amendment. Staff Notice #2005-0001 goes on to clarify that such disclosure must be as of the date of the information circular containing the relevant disclosure and that issuers must update disclosure for the most recently completed fiscal year end to include grants, exercises, amendments, etc. which may occur after the fiscal year-end is completed, but prior to the filing of the information circular.

ISS has reiterated the need for shareholder approval for the amendments that currently still require shareholder approval by the TSX due to the ability of the TSX to change or eliminate these requirements at any time in future which we believe would not be in the best interests of shareholders or consistent with institutional investor proxy voting guidelines. Note however that from a corporate governance viewpoint, ISS does not support re-pricing of any outstanding options and does not limit this policy to only those options held by insiders. ISS has for many years recommended against any re-pricing of outstanding options. Our reasons are based on the original purpose of stock options as at-risk, incentive compensation that is meant to align the interests of option-holders with those of shareholders. The incentive value of stock options is diminished when the exercise price of out-of-the-money options can be adjusted downwards, and is not supportable when shareholders must suffer the consequences of a downturn in share price.

Discretionary participation by non-employee directors in equity compensation plans is unacceptable from a corporate governance and accountability viewpoint because administrators of the plan should not have the unrestricted ability to issue awards to themselves. Directors who are able to grant themselves equity awards without limit could find their independence compromised. Therefore, the inclusion of non-employee directors in management equity based compensation plans, while not preferable, must at a minimum be subject to shareholder-approved limits. Issuer discretion to change eligible participants may result in discretionary director participation. For clarification purposes, in keeping with ISS' policy regarding acceptable limits on non-employee director participation, if directors are included in an employee equity compensation plan according to a shareholder approved limit, then any amendment that would remove or increase such limit should be approved by shareholders.

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2015 Canada Proxy Voting Guidelines for TSX-Listed Companies

The ability of plan participants to assign options by means of Option Transfer Programs or any other similar program which results in option holders receiving value for underwater options when shareholders must suffer the consequences of declining share prices does not align the interests of option holders with those of shareholders and removes the intended incentive to increase share price which was originally approved by shareholders.

Non-Employee Director Participation

Discretionary Participation

   General Recommendation: Vote against a management equity compensation plan that permits discretionary non-employee director participation.

Rationale: Due to the continuing use of options in compensation plans in Canada, we have not opposed the use of options for outside directors per se but have tried to address potential governance concerns by ensuring a reasonable limit on grants to independent non-employee directors who are charged with overseeing not only a company's compensation scheme but also corporate governance and long-term sustainability.

Limited Participation

   General Recommendation: Generally vote against an equity compensation plan proposal where:

›	The non-employee director aggregate share reserve under the plan exceeds the ISS established maximum limit of 1 percent of the outstanding common shares; or
›	The equity plan document does not specify an annual individual non-employee director grant limit with a maximum value of (i) $100,000 worth of stock options in the case of a stock option or omnibus plan, or (ii) $150,000 worth of shares in the case of an equity plan that does not grant stock options.

Individual Grants

   General Recommendation: Generally vote against individual equity grants to non-employee directors in the following circumstances:

›	In conjunction with an equity compensation plan that is on the agenda at the shareholder meeting if voting against the underlying equity compensation plan; and
›	Outside of an equity compensation plan if the director's annual grant would exceed the above individual director limit.

Shares taken in lieu of cash fees and a one-time initial equity grant upon a director joining the board will not be included in the maximum award limit.

Rationale: To address investor concerns related to discretionary or unreasonable non-employee director participation in management equity compensation plans, ISS established an acceptable limit on grants to such directors who are not only charged with the administration of a company's compensation program but are also responsible and accountable for the company's overall corporate governance and long term sustainability. The established acceptable range for aggregate non-employee director option grants is 0.25 percent to 1 percent of the outstanding shares. Within that range an individual annual director limit was established based on market practice.

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2015 Canada Proxy Voting Guidelines for TSX-Listed Companies

Canadian institutional investors do not generally support stock options as an appropriate form of equity compensation for non-employee directors, and, at a minimum, require that option grants to NEDs be substantially restricted. ISS has maintained the previously established maximum limit on stock option grants to NEDs of $100,000 per director per year. However, based on current market practice, an updated annual individual non-employee director share-based (non-option) award limit of $150,000 may be reasonable taking into consideration the increased demands on directors.

Please refer to the latest version of the Canadian Compensation Policy FAQ for further details and discussion related to the NED limit policy.

Repricing Options

Repricing History

   General Recommendation: Generally vote against an equity-based compensation plan proposal if the plan expressly permits the repricing of options without shareholder approval and the company has repriced options within the past three years.

Repricing Proposals

   General Recommendation: Generally vote against proposals to reprice outstanding options. The following and any other adjustments that can be reasonably considered repricing will generally not be supported:

›	reduction in exercise price or purchase price;
›	extension of term for outstanding options, cancellation and reissuance of options; and
›	substitution of options with other awards.

Rationale: Security Based Compensation Arrangements Section 613(h)(iii) of the TSX Company Manual requires security holder approval (excluding the votes of securities held directly or indirectly by insiders benefiting from the amendment) for a reduction in the exercise price or purchase price or an extension of the term of an award under a security based compensation arrangement benefiting an insider of the issuer notwithstanding that the compensation plan may have been approved by security holders.

ISS has long opposed option repricing. Market deterioration is not an acceptable reason for companies to reprice stock options.

Although not required by TSX rules, ISS believes that any proposal to reduce the price of outstanding options, including those held by non-insiders, should be approved by shareholders before being implemented (see discussion under Plan Amendment Provisions).

The extension of option terms is also unacceptable. Options are not meant to be a no-risk proposition and may lose their incentive value if the term can be extended when the share price dips below the exercise price. Shareholders approve option grants on the basis that recipients have a finite period during which to increase shareholder value, typically five to ten years. As a company would not shorten the term of an option to rein in compensation during, for example, a commodities bull market run, it is not expected to extend the term during a market downturn when shareholders suffer a decrease in share value.

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Other Compensation Plans

Employee Stock Purchase Plans (ESPPs, ESOPs)

   General Recommendation: Generally vote for broadly based (preferably all employees of the company with the exclusion of individuals with 5 percent or more beneficial ownership of the company) employee stock purchase plans where the following apply:

›	Reasonable limit on employee contribution (may be expressed as a fixed dollar amount or as a percentage of base salary excluding bonus, commissions and special compensation);
›	Employer contribution of up to 25 percent of employee contribution and no purchase price discount or employer contribution of more than 25 percent of employee contribution and SVT cost of the company's equity plans is within the allowable cap for the company;
›	Purchase price is at least 80 percent of fair market value with no employer contribution;
›	Potential dilution together with all other equity-based plans is 10 percent of outstanding common shares or less; and
›	The Plan Amendment Provision requires shareholder approval for amendments to:
› The number of shares reserved for the plan;
› The allowable purchase price discount;
› The employer matching contribution amount.

Treasury funded ESPPs, as well as market purchase funded ESPPs requesting shareholder approval, will be considered to be incentive based compensation if the employer match is greater than 25 percent of the employee contribution. In this case, the plan will be run through the ISS compensation model to assess the Shareholder Value Transfer (SVT) cost of the plan together with the company's other equity-based compensation plans.

Eligibility and administration are also key factors in determining the acceptability of an ESPP/ESOP plan.

ISS will also take into account other compensation and benefit programs, in particular pensions.

Deferred Share Unit (DSU) Plans

   General Recommendation: Generally vote for deferred compensation plans if:

›	Potential dilution together with all other equity-based compensation is 10 percent of the outstanding common shares or less.

Other elements of director compensation evaluated in conjunction with DSU plan proposals include:

›	Director stock ownership guidelines of a minimum of three times annual cash retainer;
›	Vesting schedule or mandatory deferral period which requires that shares in payment of deferred units may not be paid out until the end of board service;
›	The mix of remuneration between cash and equity; and
›	Other forms of equity-based compensation, i.e. stock options, restricted stock.

Rationale: Deferred compensation plans generally encourage a sense of ownership in the company. These types of deferred compensation arrangements are usually designed to compensate outside directors by allowing them the opportunity to take all or a portion of their annual retainer in the form of deferred units, the payment of which is postponed to some future time, typically retirement or termination of directorship and may be in cash and/or stock.

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2015 Canada Proxy Voting Guidelines for TSX-Listed Companies

Although a DSU plan only requires shareholder approval if it reserves treasury shares, a number of companies continue to request shareholder approval for DSU plans funded by shares purchased in the open market. This type of plan will be evaluated on a qualitative basis in the same manner that ESPPs (see above) are evaluated. Eligibility and administration are key factors in determining the acceptability of such plans.

Treasury Funded Plans

Deferred share units awarded under any equity compensation plan where: i) the authorization of treasury shares for issuance is in payment of the DSUs; and ii) the DSU grants are not in-lieu of cash, would be evaluated by running the compensation model.

Shareholder Proposals on Compensation

   General Recommendation: Vote on a case-by-case basis for shareholder proposals targeting executive and director pay, taking into account:

›	The target company's performance, absolute and relative pay levels as well as the wording of the proposal itself.

Generally vote for shareholder proposals requesting that the exercise of some, but not all stock options be tied to the achievement of performance hurdles.

Shareholder Advisory Vote Proposals

   General Recommendation: Generally vote for shareholder proposals requesting the adoption of a non-binding advisory shareholder vote to ratify the report of the compensation committee.

Generally vote against shareholder proposals requesting a binding vote on executive or director compensation as being overly prescriptive and which may lead to shareholder micro-management of compensation issues that are more appropriately within the purview of the compensation committee of the board of directors.

Rationale: Based on the experience of other global markets where advisory votes are permitted, the consensus view is that advisory votes serve as a catalyst for dialogue between investors and public issuers on questionable or contentious compensation practices and can lead to a higher level of board accountability, a stronger link between pay and performance, significantly improved disclosure, and in some cases a noticed deceleration in the rate of increase in executive compensation overall.

Supplemental Executive Retirement Plan (SERP) Proposals

   General Recommendation: Generally vote against shareholder proposals requesting the exclusion of bonus amounts and extra service credits to determine SERP payouts, unless the company’s SERP disclosure includes the following problematic pay practices:

›	Inclusion of equity-based compensation in the pension calculation;
›	Inclusion of target (unearned) or excessive bonus amounts in the pension calculation;
›	Addition of extra years' service credited in other than exceptional circumstances and without compelling rationale;
›	No absolute limit on SERP annual pension benefits (ideally expressed in money terms);
›	No reduction in benefits on a pro-rata basis in the case of early retirement.

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2015 Canada Proxy Voting Guidelines for TSX-Listed Companies

In addition, consideration will also be given to the extent to which executive compensation is performance driven and "at risk," as well as whether bonus payouts can exceed 100 percent of base salary.

Rationale: The inclusion of bonus and incentive compensation amounts along with base salary as the basis for calculating supplemental pension benefits is generally viewed as an unacceptable market practice. Proposals that aim to limit excessive pension payments for executives are laudable. The inclusion of variable compensation or other enhancements under SERP provisions can significantly drive up the cost of such plans, a cost that is ultimately absorbed by the company and its shareholders.

Investor pressure to structure executive compensation so that the majority is “at risk” has driven down base salary and therefore it may be reasonable in certain cases to include short-term cash bonus amounts in the bonus calculation. Therefore, ISS will assess limits imposed on extra service credits and the overall mix of guaranteed (salary) and at risk (performance driven incentive compensation) executive compensation, as well as the size of potential cash bonus amounts, when determining vote recommendations on SERP shareholder proposals asking for elimination of these elements in SERP calculations. Given the conservative general market practice in this regard, support for such proposals should be limited to those companies that exceed standard market practice thus qualifying as problematic pay practices as outlined above.

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2015 Canada Proxy Voting Guidelines for TSX-Listed Companies

6.  SOCIAL/ENVIRONMENTAL ISSUES

Global Approach

Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short term or long term.

   General Recommendation: Generally vote case-by-case, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will be considered:

›	If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;
›	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
›	Whether the proposal's request is unduly burdensome (scope, timeframe, or cost) or overly prescriptive;
›	The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
›	If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and
›	If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

 Rationale: This policy update codifies the overarching principles that are applied to all markets, globally, and clarifies the factors that ISS considers in its case-by-case evaluation of environmental and social shareholder proposals. In markets where shareholder proposals on specific environment and social issues are routinely or frequently observed on company ballots, ISS has more nuanced policies that stem from these principles to address those issues.

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2015 Canada Proxy Voting Guidelines for TSX-Listed Companies

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the "Information") is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS for A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

The Global Leader In Corporate Governance

www.issgovernance.com

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Europe

Summary Proxy Voting Guidelines
2015 Benchmark Policy Recommendations

Effective for Meetings on or after February 1, 2015

Published December 22, 2014

www.issgovernance.com
© 2014 ISS | Institutional Shareholder Services

2015 Europe Summary Proxy Voting Guidelines

COVERAGE UNIVERSE		4

DEFINITIONS AND EXPLANATIONS		4

1.	OPERATIONAL ITEMS	5
	Financial Results/Director and Auditor Reports	5
	Appointment of Auditors and Auditor Fees	5
	Appointment of Internal Statutory Auditors	5
	Allocation of Income	5
	Amendments to Articles of Association	5
	Change in Company Fiscal Term	6
	Lower Disclosure Threshold for Stock Ownership	6
	Amend Quorum Requirements	6
	Transact Other Business	6
2.	BOARD OF DIRECTORS	6
	Non-Contested Director Elections	6
	Director Terms	7
	Bundling of Proposal to Elect Directors	7
	Board Independence	7
	Disclosure of Names of Nominees	8
	Combined Chairman/CEO	9
	Election of a Former CEO as Chairman of the Board	9
	Overboarded Directors	9
	Voto di Lista (Italy)	10
	One Board Seat per Director	10
	Composition of Committees	10
	Composition Nomination Committee (Sweden, Norway, and Finland)	11
	Election of Censors (France)	11
	ISS Classification of Directors - European Policy 2015	12
	Contested Director Elections	13
	Voting on Directors for Egregious Actions	13
	Committee of Representatives and Corporate Assembly Elections (Denmark and Norway)	13
	Discharge of Directors	14
	Director, Officer, and Auditor Indemnification and Liability Provisions	14
	Board Structure	14
3.	CAPITAL STRUCTURE	14
	SHARE ISSUANCE REQUESTS	14
	General Issuances	14
	Specific Issuances	15
	Increases in Authorized Capital	15
	Reduction of Capital	15

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2015 Europe Summary Proxy Voting Guidelines

	Capital Structures	15
	Florange Act- Double Voting Rights (France)	16
	Preferred Stock	16
	Debt Issuance Requests	16
	Pledging of Assets for Debt	16
	Increase in Borrowing Powers	17
	Share Repurchase Plans	17
	Market-Specific Exceptions	17
	Reissuance of Repurchased Shares	18
	Capitalization of Reserves for Bonus Issues/Increase in Par Value	18
4.	COMPENSATION	18
	COMPENSATION GUIDELINES	18
	Preamble	18
	Executive compensation-related proposals	18
	Non-Executive Director Compensation	19
	Equity-based Compensation Guidelines	20
	French Burn Rate Table for 2015	21
	Compensation-Related Voting Sanctions	21
	Stock Option Plans – Adjustment for Dividend (Nordic Region)	21
	Share Matching Plans (Sweden and Norway)	22
5.	ENVIRONMENTAL AND SOCIAL ISSUES	22
	Voting on Social and Environmental Proposals	22
6.	OTHER ITEMS	23
	Reorganizations/Restructurings	23
	Mergers and Acquisitions	23
	Mandatory Takeover Bid Waivers	23
	Reincorporation Proposals	23
	Expansion of Business Activities	23
	Related-Party Transactions	23
	Antitakeover Mechanisms	24
	Shareholder Proposals	24
	Authority to Reduce Minimum Notice Period for Calling a Meeting	24
	Auditor Report Including Related Party Transactions (France)	25

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2015 Europe Summary Proxy Voting Guidelines

COVERAGE UNIVERSE

The following is a condensed version of the proxy voting recommendations contained in ISS’ European Proxy Voting Manual.

ISS’ European Policy applies to Member States of the European Union (EU) or the European Free Trade Association (EFTA), with the exception of the United Kingdom and Ireland, which are subject to the UK and Ireland policy which is based on the National Association of Pension Funds (NAPF) Corporate Governance Policy and Voting Guidelines. In both cases, European territories that are politically associated with a given Member State are subject to the same policy as that Member State. Other European territories are subject to either ISS’ separate, market-specific policies, or ISS’ EMEA Regional Policy.

Specifically, ISS’ European Policy applies to companies incorporated in the following territories: Austria, Belgium, Bulgaria, Croatia, the Czech Republic, Cyprus, Denmark, Estonia, the Faroe Islands, Finland, France, Germany, Greece, Greenland, Hungary, Iceland, Italy, Latvia, Liechtenstein, Lithuania, Luxembourg, Malta, the Netherlands, Norway, Poland, Portugal, Romania, Spain, Slovakia, Slovenia, Sweden, and Switzerland.

ISS’ approach is not “one-size-fits-all” and takes relevant market-specific factors into account in our research and recommendations. Therefore this document distinguishes in various places between different markets and on the basis of other differentiating factors. These distinctions are based on different market practices and best practice recommendations throughout Europe.

DEFINITIONS AND EXPLANATIONS

The term “widely held” refers to companies that ISS designates as such based on their membership in a major index and/or the number of ISS clients holding the securities.

For stylistic purposes, this document may use the adjectival form of country names to refer to companies incorporated or listed in a given market.

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2015 Europe Summary Proxy Voting Guidelines

1. OPERATIONAL ITEMS

Financial Results/Director and Auditor Reports

General Recommendation: Vote for approval of financial statements and director and auditor reports, unless:

>	There are concerns about the accounts presented or audit procedures used; or
>	The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Fees

General Recommendation: Vote for proposals to ratify auditors and/or proposals authorizing the board to fix auditor fees, unless:

>	There are serious concerns about the procedures used by the auditor;
>	There is reason to believe that the auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;
>	External auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company;
>	Name of the proposed auditors has not been published;
>	The auditors are being changed without explanation; or
>	For companies on the local main index or MSCI-EAFE index, fees for non-audit services exceed either 100 percent of standard audit-related fees or any stricter limit set in local best practice recommendations or law.

In circumstances where fees for non-audit services include fees related to significant one-time capital structure events: initial public offerings, bankruptcy emergence, and spinoffs; and the company makes public disclosure of the amount and nature of those fees which are an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit fees.

For concerns relating to the audit procedures, independence of auditors, and/or name of auditors, ISS will focus on the auditor election. For concerns relating to fees paid to the auditors, ISS will focus on remuneration of auditors if this is a separate voting item, otherwise ISS would focus on the auditor election.

Appointment of Internal Statutory Auditors

General Recommendation: Vote for the appointment or reelection of statutory auditors, unless:

>	There are serious concerns about the statutory reports presented or the audit procedures used; or
>	Questions exist concerning any of the statutory auditors being appointed; or
>	The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income

General Recommendation: Vote for approval of the allocation of income, unless:

>	The dividend payout ratio has been consistently below 30 percent without adequate explanation; or
>	The payout is excessive given the company’s financial position.

Amendments to Articles of Association

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2015 Europe Summary Proxy Voting Guidelines

General Recommendation: Vote amendments to the articles of association on a case-by-case basis.

Change in Company Fiscal Term

General Recommendation: Vote for resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership

General Recommendation: Vote against resolutions to lower the stock ownership disclosure threshold below 5 percent unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements

General Recommendation: Vote proposals to amend quorum requirements for shareholder meetings on a case-by-case basis.

Transact Other Business

General Recommendation: Vote against other business when it appears as a voting item.

2. BOARD OF DIRECTORS

Non-Contested Director Elections

General Recommendation: Vote for management nominees in the election of directors, unless:

>	Adequate disclosure has not been provided in a timely manner;
>	There are clear concerns over questionable finances or restatements;
>	There have been questionable transactions with conflicts of interest;
>	There are any records of abuses against minority shareholder interests;
>	The board fails to meet minimum corporate governance standards;
>	There are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities; and
>	Repeated absences at board meetings have not been explained (in countries where this information is disclosed).

In addition to these general factors, ISS may recommend against due to concerns related to at least one of the following specific factors, which are presented below as separate subsections:

I.	Director Terms
II.	Bundling of Proposals to Elect Directors
III.	Board independence
IV.	Disclosure of Names of Nominees
V.	Combined Chairman/CEO
VI.	Election of a Former CEO as Chairman of the Board

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2015 Europe Summary Proxy Voting Guidelines

VII.	Overboarded Directors
VIII.	Voto di Lista (Italy)
IX.	One Board Seat per Director
X.	Composition of Committees
XI.	Composition Nominating Committee (Sweden and Norway)
XII.	Election of Censors (France)

This policy is distinct from ISS’ policy on contested director elections, which is presented as a separate policy item.

Note also that this policy is complemented by three additional policies: “Compensation-Related Voting Sanctions” and “Voting on Directors for Egregious Actions,” which both address a comparatively rare set of additional circumstances, and “Corporate Assembly and Committee of Representatives Elections,” which states how ISS applies its director election policy in Norway and Denmark in cases where the board is not directly elected by shareholders.

Director Terms

For Belgium, France, Italy, Netherlands, Spain, and Switzerland, vote against the election or re-election of any director when his/her term is not disclosed or when it exceeds four years and adequate explanation for non-compliance has not been provided. In these markets, the maximum board terms are either recommended best practice or required by legislation. Under best practice recommendations, companies should shorten the terms for directors when the terms exceed the limits suggested by best practices. The policy will be applied to all companies in these markets, for bundled as well as unbundled items.

Clients will also be advised to vote against article amendment proposals to extend board terms. In cases where a company’s articles provide for a shorter limit and where the company wishes to extend director terms from three or fewer years to four years, for example, ISS will recommend a vote against, based on the general principle that director accountability is maximized by elections with a short period of renewal.

Bundling of Proposal to Elect Directors

Bundling together proposals that could be presented as separate voting items is not considered good market practice, because bundled resolutions leave shareholders with an all-or-nothing choice, skewing power disproportionately towards the board and away from shareholders. As director elections are one of the most important voting decisions that shareholders make, directors should be elected individually.

For the markets of Bulgaria, Croatia, Czech Republic, Estonia, France, Germany, Hungary, Latvia, Lithuania, Poland, Romania, Slovakia, Slovenia, and Spain vote against the election or reelection of any directors if individual director elections are an established market practice and the company proposes a single slate of directors.

In France, unbundled director elections are market practice, in Germany it has been recommended best practice since July 20, 2005, and in Spain it has been recommended best practice since Jan. 1, 2007. The policy will be applied to all companies in these markets.

Board Independence

Independence will be determined according to ISS’ European Classification of Directors. If a nominee cannot be categorized, ISS will consider that person non-independent and include that nominee in the calculation.

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The following policies would be applied to all widely held companies[1], unless there is a majority shareholder:

>	For all markets (except Greece or Portugal), vote against the election or reelection of any non-independent directors (excluding the CEO) if:
> Fewer than 50 percent of the board members elected by shareholders would be independent, or
> Fewer than one-third of board members, including those who, in accordance with local law(s) requiring their mandatory board membership, are not elected by shareholders, would be independent.

>	In Italy, at least half of the board should be independent (50 percent). Issuers with a controlling shareholder will be required to have a board consisting of at least one-third independent members (33 percent). This applies to individual director appointments (co-options). In the case of complete board renewals that are regulated by the Italian slate system (“voto di lista”), board independence will be one of the factors for determining which list of nominees ISS considers best suited to add value for shareholders based, as applicable, on ISS European policies.

>	For companies incorporated in Portugal or Greece, at least one-third of the board will be required to be independent. ISS will recommend a vote against the entire slate of candidates (in the case of bundled elections), or a vote against the election of any non-independent directors (in the case of unbundled elections) if board independence level does not meet the minimum recommended one-third threshold.

For companies with a majority shareholder (excluding Italy and Portugal):

>	Generally vote against the election or reelection of any non-independent directors (excluding the CEO) if the level of independence on the board will be lower than minority shareholders’ percentage of equity ownership, or, in any case, if the board will be less than one-third independent (whichever is higher).

>	Minority shareholders’ ownership percentage is calculated by subtracting the majority shareholder’s equity ownership percentage from 100 percent. Majority control is defined in terms of economic interest and not voting rights, and is considered to be any shareholder or group of shareholders acting collectively that control at least 50 percent + 1 share of the company’s equity capital. This independence threshold is applied to controlled widely held companies or main index-listed/MSCI-EAFE member companies which would otherwise fall under a 50-percent independence guideline as described in the Board Independence Policy.

>	However, in markets where the local corporate governance code addresses board independence at controlled companies, ISS will generally recommend against the election or reelection of any non-independent directors (excluding the CEO) if the level of independence on the board is lower than the local code recommendation, but in any case, if the level of board independence will be less than one-third.

Disclosure of Names of Nominees

Vote against the election or reelection of any and all director nominees when the names of the nominees are not available at the time the ISS analysis is being written. This policy will be applied to all companies in these markets, for bundled and unbundled items.

[1] Widely held companies are interpreted as:
>	Generally, based on their membership in a major index and/or the number of ISS clients holding the securities;
>	For Sweden, Norway, Denmark, Finland, and Luxembourg: based on local blue chip market index and/or MSCI EAFE companies;
>	For Portugal, based on their membership in the PSI-20 and/or MSCI-EAFE index.

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Combined Chairman/CEO

Generally, vote against (re)election of combined chair/CEOs at widely held European companies. However, when the company provides assurance that the chair/CEO would only serve in the combined role on an interim basis (no more than two years), with the intent of separating the roles within a given time frame, considerations should be given to these exceptional circumstances. In this respect, the vote recommendation would be made on a case-by-case basis. In order for ISS to consider a favorable vote recommendation for a combined chair/CEO to serve on an interim basis, the company would need to provide adequate control mechanisms on the board (such as a lead independent director, a high overall level of board independence, and a high level of independence on the board’s key committees).

This policy will be applied to all widely held European companies that propose the (re)election of a combined chair/CEO to the board, including cases where the chair/CEO is included in an election by slate.

Election of a Former CEO as Chairman of the Board

Generally vote against the election or reelection of a former CEO as chairman to the supervisory board or board of directors at widely held companies in Germany, Austria, and the Netherlands. In markets such as Germany, where the general meeting only elects the nominees and, subsequently, the new board’s chairman, ISS will generally recommend a vote against the election or election of a former CEO, unless the company has publicly confirmed prior to the general meeting that he will not proceed to become chairman of the board.

Considerations should be given to any of the following exceptional circumstances on a case-by-case basis if:

> There are compelling reasons that justify the election or reelection of a former CEO as chairman; or
> The former CEO is proposed to become the board’s chairman only on an interim or temporary basis; or
> The former CEO is proposed to be elected as the board’s chairman for the first time after a reasonable cooling-off period; or
> The board chairman will not receive a level of compensation comparable to the company’s executives nor assume executive functions in markets where this is applicable.

Overboarded Directors

In Austria, Belgium, France, Germany, Italy, Luxembourg, the Netherlands, Spain, and Switzerland, at widely held companies, ISS will generally recommend a vote against a candidate when s/he holds an excessive number of board appointments, as referenced by the more stringent of the provisions prescribed in local law or best practice governance codes, or the following guidelines:

> Executive directors are expected not to hold other executive or chairmanship positions. They may, however, hold up to two other non-executive directorships.
> Non-executive chairmen are expected not to hold executive positions elsewhere or more than one other chairmanship position. They may, however, hold up to three other non-executive directorships.
> Non-executive directors who do not hold executive or chairmanship positions may hold up to four other non-executive directorships.

An adverse vote recommendation will not be applied to a director within a company where he/she serves as CEO or chair; instead, any adverse vote recommendations will be applied to his/her additional seats on other company boards.

ISS will take into account board positions held in global publicly listed companies.

For directors standing for (re)election at French companies, ISS will take into account board appointments as censors in French publicly listed companies.

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Voto di Lista (Italy)

In Italy, director elections generally take place through the voto di lista mechanism (similar to slate elections). Since the Italian implementation of the European Shareholder Rights Directive (effective since Nov. 1, 2010), issuers must publish the various lists 21 days in advance of the meeting.

Since shareholders only have the option to support one such list, where lists are published in sufficient time, ISS will recommend a vote on a case-by-case basis, determining which list of nominees it considers is best suited to add value for shareholders based, as applicable, on ISS European policies for Director Elections and for Contested Director Elections.

Those companies that are excluded from the provisions of the European Shareholder Rights Directive publish lists of nominees 10 days before the meeting. In the case where nominees are not published in sufficient time, ISS will recommend a vote against the director elections before the lists of director nominees are disclosed. Once the various lists of nominees are disclosed, ISS will issue an alert to its clients and, if appropriate, change its vote recommendation to support one particular list.

One Board Seat per Director

In cases where a director holds more than one board seat on a single board and the corresponding votes, manifested as one seat as a physical person plus an additional seat(s) as a representative of a legal entity, vote against the election/reelection of such legal entities and in favor of the physical person.

However, an exception is made if the representative of the legal entity holds the position of CEO. In such circumstances, ISS will typically recommend a vote in favor of the legal entity and against the election/reelection of the physical person.

While such occurrences are rare, there have been cases where a board member may have multiple board seats and corresponding votes. Holding several board seats concurrently within one board increases this person’s direct influence on board decisions and creates an inequality among board members.

This situation has manifested in Belgium, Luxembourg, and France. This is not a good corporate governance practice, as it places disproportionate influence and control in one person.

Composition of Committees

In Belgium, Denmark, Finland, France, Luxembourg, the Netherlands, Norway, Spain, Sweden, and Switzerland, vote against the (re)election of executives who serve on the company’s audit or remuneration committee. ISS may recommend against if the disclosure is too poor to determine whether an executive serves or will serve on a committee. If a company does not have an audit or a remuneration committee, ISS may consider that the entire board fulfills the role of a committee. In such case, ISS may recommend against the executives, including the CEO, up for election to the board.

For Belgium, the Netherlands, and Switzerland, vote against the (re)election of non-independent members of the audit committee and/or the remuneration committee if their (re)election would lead to a non-independent majority on the respective committee.

These policies apply only to companies for which ISS includes overall board independence as a factor in its analysis of board elections.

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Markets where local corporate governance codes prescribe specific composition requirements are assessed in accordance with compliance with their local codes. More stringent requirements are applied to those markets where local corporate governance codes prescribe more robust composition requirements.

Separation of power is one of the fundamental tenets of good corporate governance. The primary objective of the board is to provide independent oversight of executive management, and because board committees are entrusted with carrying out crucial functions for this purpose, such as assessing the veracity of the independent audit and carrying out board succession planning, it is important that committees be sufficiently independent of management. The presence of executive directors on audit and compensation committees represents clear and widely recognized conflicts of interest. Executive audit committee members may compromise the integrity of the independent audit, and the presence of executives on the compensation committee means that executives are allowed to select the directors who determine their pay. Corporate governance codes in a number of European markets have already introduced amendments in recent years which recommend majority independence on key committees such as the audit and remuneration committees, and even the outright ban of executive members on these committees, and this policy is intended to reflect these code recommendations as well as market practice.

Composition Nomination Committee (Sweden, Norway, and Finland)

Vote for proposals in Sweden, Norway, and Finland to elect or appoint a nominating committee consisting mainly of non-board members.

Vote for shareholder proposals calling for disclosure of the names of the proposed candidates at the meeting, as well as the inclusion of a representative of minority shareholders in the committee.

The above policy notwithstanding, vote against proposals in Sweden to elect or appoint such a committee if the company is on the MSCI-EAFE or local main index and the following conditions exist:

1. A member of the executive management would be a member of the committee;

2. More than one board member who is dependent on a major shareholder would be on the committee; or

3. The chair of the board would also be the chair of the committee.

In cases where the principles for the establishment of the nominating committee, rather than the election of the committee itself, are being voted on, vote against the adoption of the principles if any of the above conditions are met for the current committee, and there is no publicly available information indicating that this would no longer be the case for the new nominating committee.

Election of Censors (France)

For widely held companies, ISS will generally recommend a vote against proposals seeking shareholder approval to elect a censor, to amend bylaws to authorize the appointment of censors, or to extend the maximum number of censors to the board. However, ISS will recommend a vote on a case-by-case basis when the company provides assurance that the censor would serve on a short-term basis (maximum one year) with the intent to retain the nominee before his/her election as director. In this case, consideration shall also be given to the nominee’s situation (notably overboarding or other factors of concern).

In consideration of the principle that censors should be appointed on a short-term basis, vote against any proposal to renew the term of a censor or to extend the statutory term of censors.

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ISS Classification of Directors - European Policy 2015

Executive Director
>	Employee or executive of the company;
>	Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.

Non-Independent Non-Executive Director (NED)
>	Any director who is attested by the board to be a non-independent NED;
>	Any director specifically designated as a representative of a significant shareholder of the company;
>	Any director who is also an employee or executive of a significant shareholder of the company;
>	Any director who is nominated by a dissenting significant shareholder unless there is a clear lack of material[4] connection with the dissident, either currently or historically;
>	Beneficial owner (direct or indirect) of at least 10 percent of the company’s stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., members of a family that beneficially own less than 10 percent individually, but collectively own more than 10 percent), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);
>	Government representative;
>	Currently provides (or a relative¹ provides) professional services[2] to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;
>	Represents customer, supplier, creditor, banker, or other entity with which the company maintains a transactional/commercial relationship (unless the company discloses information to apply a materiality test3);
>	Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;
>	Relative¹ of a current or former executive of the company or its affiliates;
>	A new appointee elected other than by a formal process through the general meeting (such as a contractual appointment by a substantial shareholder);
>	Founder/co-founder/member of founding family but not currently an employee;
>	Former executive (five-year cooling off period);
>	Excessive years of service from date of first appointment, as determined by the EC Recommendation 2005/162/EC, local corporate governance codes, or local best practice, is generally a determining factor in evaluating director independence.[4] ;
>	Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance.

Independent NED
>	Not classified as non-independent by ISS (see above);
>	No material[5] connection, either direct or indirect, to the company (other than a board seat) or to a significant shareholder.

Employee Representative
>	Represents employees or employee shareholders of the company (classified as “employee representative” and considered a non-independent NED).

Footnotes
[1] “Relative” follows the definition of “immediate family members” which covers spouses, parents, children, stepparents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

[2] Professional services can be characterized as advisory in nature and generally include the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.

3 A business relationship may be material if the transaction value (of all outstanding transactions) entered into between the

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company and the company or organization with which the director is associated is equivalent to either 1 percent of the company’s turnover or 1 percent of the turnover of the company or organization with which the director is associated; or

A business relationship may be material if the transaction value (of all outstanding financing operations) entered into between the company and the company or organization with which the director is associated is more than 10 percent of the company’s shareholder equity or the transaction value (of all outstanding financing operations) compared to the company’s total assets is more than 5 percent.

[4] For example, the EC recommendation 2005/162/EC’s definition of independence provides that in order to remain independent, a non-executive director shall have served on the [supervisory] board for no more than 12 years. For countries governed by ISS’ European policy, ISS will follow the EC recommendation and apply stricter tenure limits where recommended by local corporate governance codes or established by local best practice.

[5] For purposes of ISS’ director independence classification, “material” will be defined as a standard of relationship (financial, personal, or otherwise) that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual’s ability to satisfy requisite fiduciary standards on behalf of shareholders.

Contested Director Elections

General Recommendation: For contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, ISS will make its recommendation on a case-by-case basis, determining which directors are considered best suited to add value for shareholders.

The analysis will generally be based on, but not limited to, the following major decision factors:

>	Company performance relative to its peers;
>	Strategy of the incumbents versus the dissidents;
>	Independence of directors/nominees;
>	Experience and skills of board candidates;
>	Governance profile of the company;
>	Evidence of management entrenchment;
>	Responsiveness to shareholders;
>	Whether a takeover offer has been rebuffed;
>	Whether minority or majority representation is being sought.

When analyzing a contested election of directors, ISS will generally focus on two central questions: (1) Have the proponents proved that board change is warranted? And if so, (2) Are the proponent board nominees likely to effect positive change (i.e., maximize long-term shareholder value).

Voting on Directors for Egregious Actions

General Recommendation: Under extraordinary circumstances, vote against or withhold from directors individually, on a committee, or the entire board, due to:

>	Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;
>	Failure to replace management as appropriate; or
>	Egregious actions related to the director(s)’service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Committee of Representatives and Corporate Assembly Elections (Denmark and Norway)

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General Recommendation: For Norwegian and Danish companies where shareholders vote on elections for members of the corporate assembly or committee of representatives, but not directly on the board of directors, vote case-by-case on corporate assembly and committee of representative elections based on the board of directors’ compliance with ISS’ director election policy.

Discharge of Directors

General Recommendation: Vote for the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling concerns that the board is not fulfilling its fiduciary duties, warranted on a case-by-case basis, by:

>	A lack of oversight or actions by board members which invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest;
>	Any legal issues (e.g. civil/criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged action yet to be confirmed (and not only in the fiscal year in question) such as price fixing, insider trading, bribery, fraud, and other illegal actions;
>	Other egregious governance issues where shareholders will bring legal action against the company or its directors.

For markets which do not routinely request discharge resolutions (e.g. common law countries or markets where discharge is not mandatory), analysts may voice concern in other appropriate agenda items, such as approval of the annual accounts or other relevant resolutions, to enable shareholders to express discontent with the board.

Director, Officer, and Auditor Indemnification and Liability Provisions

General Recommendation: Vote proposals seeking indemnification and liability protection for directors and officers on a case-by-case basis.

Vote against proposals to indemnify external auditors.

Board Structure

General Recommendation: Vote for routine proposals to fix board size.

Vote against the introduction of classified boards and/or mandatory retirement ages for directors.

Vote against proposals to alter board structure or size in the context of a fight for control of the company or the board.

3.	CAPITAL STRUCTURE

Share Issuance Requests

General Issuances

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General Recommendation: Vote for issuance authorities with pre-emptive rights to a maximum of 100 percent over currently issued capital and as long as the share issuance authorities’ periods are clearly disclosed (or implied by the application of a legal maximum duration) and in line with market-specific practices and/or recommended guidelines (e.g. issuance periods limited to 18 months for the Netherlands).

Vote for issuance authorities without pre-emptive rights to a maximum of 20 percent (or a lower limit if local market best practice recommendations provide) of currently issued capital as long as the share issuance authorities’ periods are clearly disclosed (or implied by the application of a legal maximum duration) and in line with market-specific practices and/or recommended guidelines (e.g. issuance periods limited to 18 months for the Netherlands).

For French companies:

> Vote for general issuance requests with preemptive rights, or without preemptive rights but with a binding “priority right,” for a maximum of 50 percent over currently issued capital.
> Generally vote for general authorities to issue shares without preemptive rights up to a maximum of 10 percent of share capital.

Specific Issuances

General Recommendation: Vote on a case-by-case basis on all requests, with or without preemptive rights.

Increases in Authorized Capital

General Recommendation: Vote for non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote for specific proposals to increase authorized capital to any amount, unless:

> The specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or
> The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

Vote against proposals to adopt unlimited capital authorizations.

Reduction of Capital

General Recommendation: Vote for proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a case-by-case basis.

Capital Structures

General Recommendation: Vote for resolutions that seek to maintain, or convert to, a one-share, one-vote capital structure.

Vote against requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.

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Florange Act- Double Voting Rights (France)

For French companies that:

> Did not have a bylaw allowing for double voting rights before the enactment of the Law of 29 March 2014 (Florange Act); and
> Do not currently have a bylaw prohibiting double-voting rights; and either

> Do not have on their ballot for shareholder approval a bylaw amendment to prohibit double-voting, submitted by either management or shareholders; or
> Have not made a public commitment to submit such a bylaw amendment to shareholder vote before April 3, 2016;

Then, on a case-by-case basis, ISS may recommend against the following types of proposals:

> The reelection of directors or supervisory board members; or
> The approval of the discharge of directors; or
> If neither reelection of directors/supervisory board members nor approval of discharge is considered appropriate, then the approval of the annual report and accounts.

Preferred Stock

General Recommendation: Vote for the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote for the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS’ guidelines on equity issuance requests.

Vote against the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote against the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a case-by-case basis.

Debt Issuance Requests

General Recommendation: Vote non-convertible debt issuance requests on a case-by-case basis, with or without pre-emptive rights.

Vote for the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS’ guidelines on equity issuance requests.

Vote for proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt

General Recommendation: Vote proposals to approve the pledging of assets for debt on a case-by-case basis.

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Increase in Borrowing Powers

General Recommendation: Vote proposals to approve increases in a company’s borrowing powers on a case-by-case basis.

Share Repurchase Plans

General Recommendation: ISS will generally recommend for market repurchase authorities (share repurchase programs) if the terms comply with the following criteria:

>	A repurchase limit of up to 10 percent of outstanding issued share capital;
>	A holding limit of up to 10 percent of a company’s issued share capital in treasury (“on the shelf”); and
>	Duration of no more than 5 years, or such lower threshold as may be set by applicable law, regulation, or code of governance best practice.

Authorities to repurchase shares in excess of the 10 percent repurchase limit will be assessed on a case-by-case basis. ISS may support such share repurchase authorities under special circumstances, which are required to be publicly disclosed by the company, provided that, on balance, the proposal is in shareholders’ interests. In such cases, the authority must comply with the following criteria:

>	A holding limit of up to 10 percent of a company’s issued share capital in treasury (“on the shelf”);, and
>	Duration of no more than 18 months.

In markets where it is normal practice not to provide a repurchase limit, ISS will evaluate the proposal based on the company’s historical practice. However, ISS expects companies to disclose such limits and, in the future, may recommend a vote against companies that fail to do so. In such cases, the authority must comply with the following criteria:

>	A holding limit of up to 10 percent of a company’s issued share capital in treasury (“on the shelf”); and
>	Duration of no more than 18 months.

In addition, ISS will recommend against any proposal where:

>	The repurchase can be used for takeover defenses;
>	There is clear evidence of abuse;
>	There is no safeguard against selective buybacks;
>	Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.

Market-Specific Exceptions

For Italy and Germany, vote for share-repurchase plans and share reissuance plans that would use call and put options if the following criteria are met:

>	The duration of the authorization is limited in time to no more than 18 months;
>	The total number of shares covered by the authorization is disclosed;
>	The number of shares that would be purchased with call options and/or sold with put options is limited to a maximum of 5 percent of currently outstanding capital (or half of the total amounts allowed by law in Italy and Germany);
>	A financial institution, with experience conducting sophisticated transactions, is indicated as the party responsible for the trading; and
>	The company has a clean track record regarding repurchases.

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Reissuance of Repurchased Shares

General Recommendation: Vote for requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase in Par Value

General Recommendation: Vote for requests to capitalize reserves for bonus issues of shares or to increase par value.

4.	COMPENSATION

Compensation Guidelines

Preamble

The assessment of compensation follows the ISS Global Principles on Executive and Director Compensation which are detailed below. These principles take into account global corporate governance best practice.

The ISS Global Principles on Compensation underlie market-specific policies in all markets:

	1.	Provide shareholders with clear, comprehensive compensation disclosures;
	2.	Maintain appropriate pay-for-performance alignment with emphasis on long-term shareholder value;
	3.	Avoid arrangements that risk “pay for failure;”
	4.	Maintain an independent and effective compensation committee;
	5.	Avoid inappropriate pay to non-executive directors.

In line with European Commission Recommendation 2004/913/EC, ISS believes that seeking annual shareholder approval for a company’s compensation policy is a positive corporate governance provision.

In applying the Five Global Principles, ISS has formulated European Compensation Guidelines which take into account local codes of governance, market best practice, and the Recommendations published by the European Commission. ISS analyzes compensation-related proposals based on the role of the beneficiaries and has therefore divided its executive and director compensation policy into two domains:

	I.	Executive compensation-related proposals; and
	II.	Non-executive director compensation-related proposals

Executive compensation-related proposals

General Recommendation: ISS will evaluate management proposals seeking ratification of a company’s executive compensation-related items on a case-by-case basis, and will generally recommend a vote against a company’s compensation-related proposal if such proposal fails to comply with one or a combination of several of the global principles and their corresponding rules:

	1.	Provide shareholders with clear and comprehensive compensation disclosures:

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	1.1.	Information on compensation-related proposals shall be made available to shareholders in a timely manner;
	1.2.	The level of disclosure of the proposed compensation policy shall be sufficient for shareholders to make an informed decision and shall be in line with what local market best practice standards dictate;
	1.3.	Companies shall adequately disclose all elements of the compensation, including:
		1.3.1.	Any short- or long-term compensation component must include a maximum award limit.
		1.3.2.	Long-term incentive plans must provide sufficient disclosure of (i) the exercise price/strike price (options); (ii) discount on grant; (iii) grant date/period; (iv) exercise/vesting period; and, if applicable, (v) performance criteria.
		1.3.3.	Discretionary payments, if applicable.

2.	Maintain appropriate pay-for-performance alignment with emphasis on long-term shareholder value:
	2.1.	The structure of the company’s short-term incentive plan shall be appropriate.
		2.1.1.	The compensation policy must notably avoid guaranteed or discretionary compensation.
	2.2.	The structure of the company’s long-term incentives shall be appropriate, including, but not limited to, dilution, vesting period, and, if applicable, performance conditions.
		2.2.1.	Equity-based plans or awards that are linked to long-term company performance will be evaluated using ISS’ general policy for equity-based plans; and
		2.2.2.	For awards granted to executives, ISS will generally require a clear link between shareholder value and awards, and stringent performance-based elements.
	2.3.	The balance between short- and long-term variable compensation shall be appropriate
		2.3.1.	The company’s executive compensation policy must notably avoid disproportionate focus on short-term variable element(s)

3.	Avoid arrangements that risk “pay for failure”:
	3.1.	The board shall demonstrate good stewardship of investor’s interests regarding executive compensation practices.
		3.1.1.	There shall be a clear link between the company’s performance and variable awards.
		3.1.2.	There shall not be significant discrepancies between the company’s performance and real executive payouts.
		3.1.3.	The level of pay for the CEO and members of executive management should not be excessive relative to peers, company performance, and market practices.
		3.1.4.	Significant pay increases shall be explained by a detailed and compelling disclosure.
	3.2.	Severance pay agreements must not be in excess of (i) 24 months’ pay or of (ii) any more restrictive provision pursuant to local legal requirements and/or market best practices.
	3.3.	Arrangements with a company executive regarding pensions and post-mandate exercise of equity-based awards must not result in an adverse impact on shareholders’ interests or be misaligned with good market practices.

4.	Maintain an independent and effective compensation committee:
	4.1.	No executives may serve on the compensation committee.
	4.2.	In certain markets the compensation committee shall be composed of a majority of independent members, as per ISS policies on director election and board or committee composition.

In addition to the above, ISS will generally recommend a vote against a compensation-related proposal if such proposal is in breach of any other supplemental market-specific ISS voting policies.

Non-Executive Director Compensation

5.	Avoid inappropriate pay to non-executive directors.

General Recommendation: ISS will generally recommend a vote for proposals to award cash fees to non-executive directors, and will otherwise:

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Recommend a vote against where:

>	Documents (including general meeting documents, annual report) provided prior to the general meeting do not mention fees paid to non-executive directors.
>	Proposed amounts are excessive relative to other companies in the country or industry.
>	The company intends to increase the fees excessively in comparison with market/sector practices, without stating compelling reasons that justify the increase.
>	Proposals provide for the granting of stock options, or similarly structured equity-based compensation, to non-executive directors.
>	Proposals introduce retirement benefits for non-executive directors.

And recommend a vote on a case-by-case basis where:

>	Proposals include both cash and share-based components to non-executive directors.
>	Proposals bundle compensation for both non-executive and executive directors into a single resolution.

Equity-based Compensation Guidelines

General Recommendation: ISS will generally recommend a vote for equity based compensation proposals for employees if the plan(s) are in line with long-term shareholder interests and align the award with shareholder value. This assessment includes, but is not limited to, the following factors:

The volume of awards transferred to participants must not be excessive: the potential volume of fully diluted issued share capital from equity-based compensation plans must not exceed the following ISS guidelines:

>	The shares reserved for all share plans may not exceed 5 percent of a company’s issued share capital, except in the case of high-growth companies or particularly well-designed plans, in which case we allow dilution of between 5 and 10 percent: in this case, we will need to have performance conditions attached to the plans which should be acceptable under ISS criteria (challenging criteria);
>	The plan(s) must be sufficiently long-term in nature/structure: the minimum vesting period must be no less than three years from date of grant;
>	The awards must be granted at market price. Discounts, if any, must be mitigated by performance criteria or other features that justify such discount.
>	If applicable, performance standards must be fully disclosed, quantified, and long-term, with relative performance measures preferred.

Market-specific provisions for France:

>	The potential volume from equity-based compensation plans must not exceed 10 percent of fully diluted issued share capital.
>	In addition, for companies that refer to the AFEP-MEDEF Code, all awards (including stock options and warrants) to executives shall be conditional upon challenging performance criteria or premium pricing. For companies referring to the Middlenext Code (or not referring to any code) at least part of the awards to executives shall be conditional upon performance criteria or premium pricing. In both cases, free shares shall remain subject to performance criteria for all beneficiaries.

Finally, for large- and mid-cap companies, the company’s average three year unadjusted burn rate (or, if lower, on the maximum volume per year implied by the proposal made at the general meeting) must not exceed the mean plus one standard deviation of its sector but no more than one percentage point from the prior year sector cap.

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French Burn Rate Table for 2015

GICS	SECTOR	Mean	Standard Deviation	2014 Burn Rate Cap
1010	ENERGY	0.44%	0.44%	0.87%
1510	MATERIALS	0.37%	0.19%	0.56%
2010-2030	INDUSTRIALS	0.53%	0.45%	0.98%
2510-2550	CONSUMER DISCRETIONARY	0.67%	0.68%	1.35%
3010-3030	CONSUMER STAPLES	0.14%	0.10%	0.24%
3510-3520	HEALTHCARE	0.17%	0.21%	1.02%
4010-4040	FINANCIALS	0.34%	0.40%	0.75%
4510-5010	TECHNOLOGY & TELECOM	0.74%	0.81%	1.55%
5510	UTILITIES	0.30%	0.31%	0.62%

Compensation-Related Voting Sanctions

General Recommendation: Should a company be deemed to have egregious remuneration practices (as a result of one or a combination of several factors highlighted above) and has not followed market practice by submitting a resolution on executive compensation, vote against other “appropriate” resolutions as a mark of discontent against such practices.

An adverse vote recommendation could be applied to any of the following on a case-by case basis:

1. The (re)election of members of the remuneration committee;

2. The discharge of directors; or

3. The annual report and accounts.

Failure to propose a resolution on executive compensation to shareholders in a market where this is routine practice may, by itself, lead to one of the above adverse vote recommendations regardless of the companies remuneration practices.

Stock Option Plans – Adjustment for Dividend (Nordic Region)

General Recommendation: Vote against stock option plans in Denmark, Finland, Norway, and Sweden if evidence is found that they contain provisions that may result in a disconnect between shareholder value and employee/executive reward.

This includes one or a combination of the following:

> Adjusting the strike price for future ordinary dividends AND including expected dividend yield above 0 percent when determining the number of options awarded under the plan;
> Having significantly higher expected dividends than actual historical dividends;
> Favorably adjusting the terms of existing options plans without valid reason; and/or
> Any other provisions or performance measures that result in undue award.

This policy applies to both new plans and amendments to introduce the provisions into already existing stock option plans. ISS will make an exception if a company proposes to reduce the strike price by the amount of future special (extraordinary) dividends only.

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Generally vote against if the potential increase of share capital amounts to more than 5 percent for mature companies or 10 percent for growth companies or if options may be exercised below the market price of the share at the date of grant, or that employee options do not lapse if employment is terminated.

Share Matching Plans (Sweden and Norway)

General Recommendation: ISS considers the following factors when evaluating share matching plans:

>	For every share matching plan, ISS requires a holding period.
>	For plans without performance criteria, the shares must be purchased at market price.
>	For broad-based share matching plans directed at all employees, ISS accepts an arrangement up to a 1:1 ratio, i.e. no more than one free share is awarded for every share purchased at market value.
>	In addition, for plans directed at executives, we require that sufficiently challenging performance criteria be attached to the plan. Higher discounts demand proportionally higher performance criteria.

The dilution of the plan when combined with the dilution from any other proposed or outstanding employee stock purchase/stock matching plans, must comply with ISS’ guidelines.

5.	ENVIRONMENTAL AND SOCIAL ISSUES

Voting on Social and Environmental Proposals

Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short-term or long-term.

General Recommendation: ISS will generally recommend a vote on a case-by-case basis, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will be considered:

>	If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;
>	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
>	Whether the proposal’s request is unduly burdensome (scope, timeframe, or cost) or overly prescriptive;
>	The company’s approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
>	If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and
>	If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

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6.	OTHER ITEMS

Reorganizations/Restructurings

General Recommendation: Vote reorganizations and restructurings on a case-by-case basis.

Mergers and Acquisitions

General Recommendation: Vote case-by-case on mergers and acquisitions taking into account the following:

For every M&A analysis, ISS reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

>	Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, ISS places emphasis on the offer premium, market reaction, and strategic rationale.
>	Market reaction - How has the market responded to the proposed deal? A negative market reaction will cause ISS to scrutinize a deal more closely.
>	Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.
>	Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? ISS will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.
>	Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Vote against if the companies do not provide sufficient information upon request to allow shareholders to make an informed voting decision.

Mandatory Takeover Bid Waivers

General Recommendation: Vote proposals to waive mandatory takeover bid requirements on a case-by-case basis.

Reincorporation Proposals

General Recommendation: Vote reincorporation proposals on a case-by-case basis.

Expansion of Business Activities

General Recommendation: Vote for resolutions to expand business activities unless the new business takes the company into risky areas.

Related-Party Transactions

General Recommendation: In evaluating resolutions that seek shareholder approval on related-party transactions (RPTs), vote on a case-by-case basis, considering factors including, but not limited to, the following:

>	The parties on either side of the transaction;

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>	The nature of the asset to be transferred/service to be provided;
>	The pricing of the transaction (and any associated professional valuation);
>	The views of independent directors (where provided);
>	The views of an independent financial adviser (where appointed);
>	Whether any entities party to the transaction (including advisers) is conflicted; and
>	The stated rationale for the transaction, including discussions of timing.

If there is a transaction that ISS deemed problematic and that was not put to a shareholder vote, ISS may recommend against the election of the director involved in the related-party transaction or the full board.

Antitakeover Mechanisms

General Recommendation: Generally vote against all antitakeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

For the Netherlands, vote recommendations regarding management proposals to approve protective preference shares will be determined on a case-by-case basis. In general, ISS will recommend voting for protective preference shares (PPS) only if:

>	The supervisory board needs to approve an issuance of shares and the supervisory board is independent within the meaning of ISS’ categorization rules (ISS’ European Director Independence Guidelines) and the Dutch Corporate Governance Code (i.e. a maximum of one member can be non-independent);
>	No call / put option agreement exists between the company and a foundation for the issuance of PPS;
>	The issuance authority is for a maximum of 18 months;
>	The board of the company-friendly foundation is fully independent;
>	There are no priority shares or other egregious protective or entrenchment tools;
>	The company states specifically that the issue of PPS is not meant to block a takeover, but will only be used to investigate alternative bids or to negotiate a better deal;
>	The foundation buying the PPS does not have as a statutory goal to block a takeover; and
>	The PPS will be outstanding for a period of maximum 6 months (an EGM must be called to determine the continued use of such shares after this period).

For French CAC40 index companies, and until Jan. 31, 2016, generally vote against any general share issuance authorities (with or without preemptive rights) if they can be used for antitakeover purposes without shareholders’ approval.

Shareholder Proposals

General Recommendation: Vote all shareholder proposals on a case-by-case basis.

Vote for proposals that would improve the company’s corporate governance or business profile at a reasonable cost.

Vote against proposals that limit the company’s business activities or capabilities or result in significant costs being incurred with little or no benefit.

Policies dealing with environmental and social themes are covered by their own dedicated policy, presented separately in this document.

Authority to Reduce Minimum Notice Period for Calling a Meeting

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General Recommendation: A recommendation to approve the “enabling” authority proposal would be on the basis that ISS would generally expect companies to call EGMs/GMs using a notice period of less than 21 days only in limited circumstances where a shorter notice period will be to the advantage of shareholders as a whole, for example, to keep a period of uncertainty about the future of the company to a minimum. This is particularly true of capital raising proposals or other price sensitive transactions. By definition, AGMs, being regular meetings of the company, should not merit a notice period of less than 21 days.

In a market where local legislation permits an EGM/GM to be called at no less than 14-days’ notice, ISS will generally recommend in favor of a resolution to approve the enabling authority if the company discloses that the shorter notice period of between 20 and 14 days would not be used as a matter of routine for such meetings, but only when the flexibility is merited by the business of the meeting. Where the proposal(s) at a given EGM/GM is (are) not time-sensitive, such as the approval of incentive plans, ISS would not expect a company to invoke the shorter notice notwithstanding any prior approval of the enabling authority proposal by shareholders.

In evaluating an enabling authority proposal, ISS would first require that the company make a clear disclosure of its compliance with any hurdle conditions for the authority imposed by applicable law, such as the provision of an electronic voting facility for shareholders. In addition, with the exception of the first AGM at which approval of the enabling authority is sought following implementation of the European Shareholder Rights Directive, when evaluating an enabling authority proposal ISS will take into consideration the company’s use (if any) of shorter notice periods in the preceding year to ensure that such shorter notice periods were invoked solely in connection with genuinely time-sensitive matters. Where the company has not limited its use of the shorter notice periods to such time sensitive-matters and fails to provide a clear explanation for this, ISS will consider a vote against the enabling authority for the coming year.

Auditor Report Including Related Party Transactions (France)

General Recommendation: ISS will review all auditor reports on related-party transactions and screen for and evaluate agreements with respect to the following issues:

>	Director Remuneration (including Severance Packages and Pension Benefits)
>	Consulting Services
>	Liability Coverage
>	Certain Business Transactions

In general, ISS expects companies to provide the following regarding related-party transactions:

>	Adequate disclosure of terms under listed transactions (including individual details of any severance, consulting, or other remuneration agreements with directors and for any asset sales and/or acquisitions);
>	Sufficient justification on transactions that appear to be unrelated to operations and/or not in shareholders’ best interests;
>	Fairness opinion (if applicable in special business transactions); and
>	Any other relevant information that may affect or impair shareholder value, rights, and/or judgment.

In the event that the company fails to provide an annual report in a timely manner, generally at least 21 days prior to the meeting, ISS will recommend votes against these proposals.

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This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the “Information”) is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS for A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

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Americas Regional

Proxy Voting Summary Guidelines

2015 Benchmark Policy Recommendations

Effective for Meetings on or after February 1, 2015

Published December 22, 2014

www.issgovernance.com
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2015 Americas Regional Proxy Voting Guidelines

COVERAGE UNIVERSE	4

1. OPERATIONAL ITEMS	4

Financial Results/Director and Auditor Reports	4
Appointment of Auditors and Auditor Fees	4
Appointment of Internal Statutory Auditors	4
Allocation of Income	5
Stock (Scrip) Dividend Alternative	5
Amendments to Articles of Association	5
Change in Company Fiscal Term	5
Lower Disclosure Threshold for Stock Ownership	5
Amend Quorum Requirements	5
Transact Other Business	5

2. BOARD OF DIRECTORS	5

Director Elections	5
ISS Classification of Directors - Americas Regional Policy 2015	7
Contested Director Elections	8
Discharge of Directors	8
Director, Officer, and Auditor Indemnification and Liability Provisions	9
Board Structure	9

3. CAPITAL STRUCTURE	9

SHARE ISSUANCE REQUESTS	9

General Issuances	9
Specific Issuances	9
Increases in Authorized Capital	9
Reduction of Capital	10
Capital Structures	10
Preferred Stock	10
Debt Issuance Requests	10
Pledging of Assets for Debt	10
Increase in Borrowing Powers	11
Share Repurchase Plans	11
Reissuance of Repurchased Shares	11
Capitalization of Reserves for Bonus Issues/Increase in Par Value	11

4. COMPENSATION	12

Compensation Plans	12
Director Compensation	12

5. OTHER ITEMS	12

Reorganizations/Restructurings	12
Mergers and Acquisitions	12

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Mandatory Takeover Bid Waivers	13
Reincorporation Proposals	13
Expansion of Business Activities	13
Related-Party Transactions	13
Antitakeover Mechanisms	13
Shareholder Proposals	14

6. FOREIGN PRIVATE ISSUERS LISTED ON U.S. EXCHANGES	14

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COVERAGE UNIVERSE

This document applies to all Latin American markets (excluding Brazil which has a separate market policy) as well as certain companies incorporated in "Tax Haven" markets. Tax Haven markets covered under this policy may include the following: Anguilla, Antigua/Barbuda, Bahamas, Barbados, Bermuda, Cayman Islands, Curacao, Liberia, Marshall Islands, Mauritius, Panama, UK Virgin Islands, and the US Virgin Islands. (Companies incorporated in these markets that are listed in the U.S. are generally evaluated under U.S. guidelines, except those considered Foreign Private Issuers (FPIs) by the SEC, and thus exempt from most listing and disclosure requirements, and are subject to guidelines based on minimal governance standards under ISS' FPI Policy or, otherwise, guidelines for the relevant regional or market policy.)

1. OPERATIONAL ITEMS

Financial Results/Director and Auditor Reports

General Recommendation: Vote for the approval of financial statements and director and auditor reports, unless:

>	There are concerns about the accounts presented or audit procedures used; or
>	The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Fees

General Recommendation: Vote for the (re)election of auditors and/or proposals authorizing the board to fix auditor fees, unless:

>	There are serious concerns about the procedures used by the auditor;
>	There is reason to believe that the auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position;
>	External auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company; and
>	Fees for non‐audit services exceed standard annual audit‐related fees.

In circumstances where fees for non‐audit services include fees related to significant one‐time capital structure events (initial public offerings, bankruptcy emergencies, and spinoffs) and the company makes public disclosure of the amount and nature of those fees, which are an exception to the standard "non‐audit fee" category, then such fees may be excluded from the non‐audit fees considered in determining the ratio of non‐audit to audit fees.

For concerns related to the audit procedures, independence of auditors, and/or name of auditors, ISS may recommend against the auditor's (re)election. For concerns related to fees paid to the auditors, ISS may recommend against remuneration of auditors if this is a separate voting item; otherwise ISS may recommend against the auditor election.

Appointment of Internal Statutory Auditors

General Recommendation: Vote for the appointment or (re)election of statutory auditors, unless:

>	There are serious concerns about the statutory reports presented or the audit procedures used;
>	Questions exist concerning any of the statutory auditors being appointed; or
>	The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

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Allocation of Income

General Recommendation: Vote for approval of the allocation of income, unless:

> The dividend payout ratio has been consistently below 30 percent without adequate explanation or in the absence of positive shareholder returns; or
> The payout is excessive given the company's financial position.

Stock (Scrip) Dividend Alternative

General Recommendation: Vote for most stock (scrip) dividend proposals.

Vote against proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association

General Recommendation: Vote amendments to the articles of association on a case-by-case basis.

Change in Company Fiscal Term

General Recommendation: Vote for resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership

General Recommendation: Vote against resolutions to lower the stock ownership disclosure threshold below 5 percent unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements

General Recommendation: Vote proposals to amend quorum requirements for shareholder meetings on a case-by-case basis.

Transact Other Business

General Recommendation: Vote against other business when it appears as a voting item.

2. BOARD OF DIRECTORS

Director Elections

General Recommendation: Vote for management nominees in the election of directors, unless:

> Adequate disclosure has not been provided in a timely manner;
> There are clear concerns over questionable finances or restatements;

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>	There have been questionable transactions with conflicts of interest;
>	There are any records of abuses against minority shareholder interests; or
>	The board fails to meet minimum corporate governance standards;
>	There are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote against the election of directors at all companies if the name(s) of the nominee(s) is not disclosed in a timely manner prior to the meeting.

Under extraordinary circumstances, vote against individual directors, members of a committee, or the entire board, due to:

>	Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;
>	Failure to replace management as appropriate; or
>

Egregious actions related to a director's service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

For Foreign Private Issuers (FPIs), vote against non-independent nominees if:

>	The board is less than majority independent;
>	Non-independent nominees sit on any key committee(s); or
>	The company lacks any formal key committee(s).

For FPIs, generally vote against directors nominated by slate ballot.

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ISS Classification of Directors - Americas Regional Policy 2015

Executive Director
>	Employee or executive of the company;
>	Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.

Non-Independent Non-Executive Director (NED)
>	Any director who is attested by the board to be a non-independent NED;
>	Any director specifically designated as a representative of a significant shareholder of the company;
>	Any director who is also an employee or executive of a significant shareholder of the company;
>	Any director who is nominated by a dissenting significant shareholder, unless there is a clear lack of material [5] connection with the dissident, either currently or historically;
>

Beneficial owner (direct or indirect) of at least 10 percent of the company's stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10 percent individually, but collectively own more than 10 percent), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);

>	Government representative;
>

Currently provides (or a relative [1] provides) professional services [2] to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;

>

Represents customer, supplier, creditor, banker, or other entity with which the company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test [3]);

>	Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;
>	Relative [1] of a current employee of the company or its affiliates;
>	Relative [1] of a former executive of the company or its affiliates;
>	A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);
>	Founder/co-founder/member of founding family, but not currently an employee;
>	Former executive (five-year cooling off period);
>	Years of service is generally not a determining factor unless it is recommended best practice in a market and/or in extreme circumstances, in which case it may be considered. [4]
>	Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance.

Independent NED
>	No material [5] connection, either directly or indirectly, to the company (other than a board seat) or the dissenting significant shareholder.

Employee Representative
>	Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED).

Footnotes:

[1]  “Relative” follows the definition of “immediate family members” which covers spouses, parents, children, stepparents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

[2]  Professional services can be characterized as advisory in nature and generally include the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.

[3]  A business relationship may be material if the transaction value (of all outstanding transactions) entered into between the company and the company or organization with which the director is associated is equivalent to either 1 percent of the company's

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turnover or 1 percent of the turnover of the company or organization with which the director is associated. OR, A business relationship may be material if the transaction value (of all outstanding financing operations) entered into between the company and the company or organization with which the director is associated is more than 10 percent of the company's shareholder equity or the transaction value, (of all outstanding financing operations), compared to the company's total assets, is more than 5 percent.

[4]  For example, in continental Europe, directors with a tenure exceeding 12 years will be considered non-independent. In the United Kingdom, Ireland, Hong Kong and Singapore, directors with a tenure exceeding nine years will be considered non-independent, unless the company provides sufficient and clear justification that the director is independent despite his long tenure.

[5]  For purposes of ISS' director independence classification, “material” will be defined as a standard of relationship financial, personal, or otherwise that a reasonable person might conclude could potentially influence one's objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.

Contested Director Elections

General Recommendation:  For contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, ISS will make its recommendation on a case-by-case basis, determining which directors are best suited to add value for shareholders.

The analysis will generally be based on, but not limited to, the following major decision factors:

>	Company performance relative to its peers;
>	Strategy of the incumbents versus the dissidents;
>	Independence of directors/nominees;
>	Experience and skills of board candidates;
>	Governance profile of the company;
>	Evidence of management entrenchment;
>	Responsiveness to shareholders;
>	Whether a takeover offer has been rebuffed;
>	Whether minority or majority representation is being sought.

When analyzing a contested election of directors, ISS will generally focus on two central questions: (1) Have the dissidents proved that board change is warranted? And (2) if so, are the dissident board nominees likely to effect positive change (i.e., maximize long-term shareholder value).

Discharge of Directors

General Recommendation: Generally vote for the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies as to whether the board is fulfilling its fiduciary duties, as evidenced by:

>

A lack of oversight or actions by board members that invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest; or

>

Any legal proceedings (either civil or criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or

>	Other egregious governance issues where shareholders will bring legal action against the company or its directors.

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For markets that do not routinely request discharge resolutions (e.g. common law countries or markets where discharge is not mandatory), analysts may voice concern in other appropriate agenda items, such as approval of the annual accounts or other relevant resolutions, to enable shareholders to express discontent with the board.

Director, Officer, and Auditor Indemnification and Liability Provisions

General Recommendation: Vote proposals seeking indemnification and liability protection for directors and officers on a case-by-case basis.

Vote against proposals to indemnify external auditors.

Board Structure

General Recommendation: Vote for proposals to fix board size.

Vote against the introduction of classified boards and mandatory retirement ages for directors.

Vote against proposals to alter board structure or size in the context of a fight for control of the company or the board.

3. CAPITAL STRUCTURE

Share Issuance Requests

General Issuances

General Recommendation: Vote for issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote for issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances

General Recommendation: Vote on a case-by-case basis on all requests, with or without preemptive rights.

Increases in Authorized Capital

General Recommendation:  Vote for non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote for specific proposals to increase authorized capital to any amount, unless:

> The specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or
> The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

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Vote against proposals to adopt unlimited capital authorizations.

Reduction of Capital

General Recommendation: Vote for proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a case-by-case basis.

Capital Structures

General Recommendation: Vote for resolutions that seek to maintain or convert to a one-share, one-vote capital structure.

Vote against requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.

Preferred Stock

General Recommendation:  Vote for the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote for the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.

Vote against the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote against the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a case-by-case basis.

Debt Issuance Requests

General Recommendation: Vote non-convertible debt issuance requests on a case-by-case basis, with or without preemptive rights.

Vote non-convertible debt issuance requests on a case-by-case basis, with or without preemptive rights.

Vote for the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.

Vote for proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt

General Recommendation: Vote proposals to approve the pledging of assets for debt on a case-by-case basis.

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Increase in Borrowing Powers

General Recommendation: Vote proposals to approve increases in a company's borrowing powers on a case-by-case basis.

Share Repurchase Plans

General Recommendation: Generally vote for market repurchase authorities (share repurchase programs) if the terms comply with the following criteria:

>	A repurchase limit of up to 10 percent of outstanding issued share capital;
>	A holding limit of up to 10 percent of a company's issued share capital in treasury (“on the shelf”); and
>	A duration that does not exceed market practice.

Authorities to repurchase shares in excess of the 10 percent repurchase limit will be assessed on a case-by-case basis. ISS may support such share repurchase authorities under special circumstances, which are required to be publicly disclosed by the company, provided that, on balance, the proposal is in shareholders' interests.

In such cases, the authority must comply with the following criteria:

>	A holding limit of up to 10 percent of a company's issued share capital in treasury (“on the shelf”); and
>	A duration of no more than 18 months.

In markets where it is normal practice not to provide a repurchase limit, ISS will evaluate the proposal based on the company's historical practice. However, ISS expects companies to disclose such limits and, in the future, may recommend a vote against companies that fail to do so. In such cases, the authority must comply with the following criteria:

>	A holding limit of up to 10 percent of a company's issued share capital in treasury (“on the shelf”); and
>	A duration of no more than 18 months.

In addition, ISS will recommend against any proposal where:

>	The repurchase can be used for takeover defenses;
>	There is clear evidence of abuse;
>	There is no safeguard against selective buybacks; and/or
>	Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.

Reissuance of Repurchased Shares

General Recommendation: Vote for requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase in Par Value

General Recommendation: Vote for requests to capitalize reserves for bonus issues of shares or to increase par value.

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4. COMPENSATION

Compensation Plans

General Recommendation: Vote compensation plans on a case-by-case basis.

Vote against a stock option plan, or an amendment to the plan, if:

> The maximum number of shares to be issued under the proposed plan is not disclosed; and/or
> The company has not disclosed any information regarding the key terms of the proposed stock option plan.

For FPIs, vote against a stock option plan, or an amendment to the plan, if:

> The total cost of the company's equity plans is unreasonable;
> The plan expressly permits repricing;
> A pay-for-performance misalignment is found;
> The company's three year burn rate exceeds the burn rate cap of its industry group;
> The plan has a liberal change-of-control definition; or
> The plan is a vehicle for problematic pay practices.

Where the design and disclosure levels of equity compensation plans are not comparable to those seen at U.S. companies, the plans will be evaluated according to the Americas Regional Proxy Voting Guidelines.

Director Compensation

General Recommendation: Vote for proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote non-executive director compensation proposals that include both cash and share-based components on a case-by-case basis.

Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a case-by-case basis.

Vote against proposals to introduce retirement benefits for non-executive directors.

5. OTHER ITEMS

Reorganizations/Restructurings

General Recommendation: Vote reorganizations and restructurings on a case-by-case basis.

Mergers and Acquisitions

General Recommendation: Vote case-by-case on mergers and acquisitions taking into account the following:

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For every M&A analysis, ISS reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

>

Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, ISS places emphasis on the offer premium, market reaction, and strategic rationale.

> Market reaction - How has the market responded to the proposed deal? A negative market reaction will cause ISS to scrutinize a deal more closely.
>

Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

>

Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? ISS will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.

>

Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Vote against if the companies do not provide sufficient information upon request to make an informed voting decision.

Mandatory Takeover Bid Waivers

General Recommendation: Vote proposals to waive mandatory takeover bid requirements on a case-by-case basis.

Reincorporation Proposals

General Recommendation: Vote reincorporation proposals on a case-by-case basis.

Expansion of Business Activities

General Recommendation: Vote for resolutions to expand business activities unless the new business takes the company into risky areas.

Related-Party Transactions

General Recommendation: In evaluating resolutions that seek shareholder approval on related-party transactions (RPTs), vote on a case-by-case basis, considering factors including, but not limited to, the following:

> The parties on either side of the transaction;
> The nature of the asset to be transferred/service to be provided;
> The pricing of the transaction (and any associated professional valuation);
> The views of independent directors (where provided);
> The views of an independent financial adviser (where appointed);
> Whether any entities party to the transaction (including advisers) is conflicted; and
> The stated rationale for the transaction, including discussions of timing.

If there is a transaction that ISS deemed problematic and that was not put to a shareholder vote, ISS may recommend against the election of the director involved in the related-party transaction or the full board.

Antitakeover Mechanisms

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General Recommendation: Generally vote against all antitakeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Shareholder Proposals

General Recommendation: Vote all shareholder proposals on a case-by-case basis.

Vote for proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Vote against proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

6. FOREIGN PRIVATE ISSUERS LISTED ON U.S. EXCHANGES

Foreign private issuers ("FPIs") are defined as companies whose business is administered principally outside the U.S., with more than 50 percent of assets located outside the U.S.; a majority of whose directors/officers are not U.S. citizens or residents; and a majority of whose outstanding voting shares are held by non-residents of the U.S.

Companies that are incorporated outside of the U.S. and listed solely on U.S. exchanges, where they qualify as FPIs, will be subject to the following policy:

Vote against (or withhold from) non-independent director nominees at companies which fail to meet the following criteria: a majority-independent board, and the presence of an audit, a compensation, and a nomination committee, each of which is entirely composed of independent directors.

Where the design and disclosure levels of equity compensation plans are comparable to those seen at U.S. companies, U.S. compensation policy will be used to evaluate the compensation plan proposals. In all other cases, equity compensation plans will be evaluated according to ISS' Americas Regional Proxy Voting Guidelines.

All other voting items will be evaluated using the relevant ISS regional or market proxy voting guidelines.

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This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the "Information") is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS for A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

The Global Leader In Corporate Governance

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Brazil

Proxy Voting Summary Guidelines
2015 Benchmark Policy Recommendations

Effective for Meetings on or after February 1, 2015

Published December 22, 2014

www.issgovernance.com
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2015 Brazil Proxy Voting Guidelines

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Expansion of Business Activities	13
Related-Party Transactions	13
Antitakeover Mechanisms	14
Shareholder Proposals	14

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1. OPERATIONAL ITEMS

Financial Results/Director and Statutory Reports

General Recommendation: Vote for approval of financial statements and statutory reports, unless:

> There are concerns about the accounts presented or audit procedures used;
> The external auditor expresses no opinion or qualified opinion over the financial statements; or
> The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

ISS will note whenever fees for non-audit services exceed standard annual audit-related fees. However, Brazilian companies are not required to present the ratification of external auditors to a shareholder vote, and the establishment of an audit committee is not mandatory. (Brazilian regulations allow external auditors to serve for a five-year term, or a 10-year term if the company establishes an audit committee.) Consequently, excessive non-audit fees will generally not result in adverse vote recommendations.

In circumstances where fees for non-audit services include fees related to significant one-time capital structure events (initial public offerings, bankruptcy emergencies, and spinoffs) and the company makes public disclosure of the amount and nature of those fees, which are an exception to the standard "non-audit fee" category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit fees.

Appointment of Internal Statutory Auditors (Fiscal Council)

General Recommendation: Vote for the appointment or (re)election of statutory auditors, unless:

> The name of the management nominee(s) is not disclosed in a timely manner prior to the meeting;
> There are serious concerns about the statutory reports presented or the audit procedures used;
> Questions exist concerning any of the statutory auditors being appointed; or
> The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income

Brazilian companies are generally required to distribute at least 25 percent of adjusted net income as dividends to shareholders. Brazilian law also considers interest-on-capital-stock payments as dividends.

General Recommendation: Vote for approval of the allocation of income, unless:

> The dividend payout ratio has been consistently below 30 percent without adequate explanation or in the absence of adequate total shareholder returns; or
> The payout is excessive given the company's financial position.

Stock (Scrip) Dividend Alternative

General Recommendation: Vote for most stock (scrip) dividend proposals.

Vote against proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

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Amendments to Articles of Association

General Recommendation: Vote amendments to the articles of association on a case-by-case basis. Note that Brazilian companies frequently seek shareholder approval to ratify even non-material changes in share capital.

Change in Company Fiscal Term

General Recommendation: Vote for resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership

General Recommendation: Vote against resolutions to lower the stock ownership disclosure threshold below 5 percent unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements

General Recommendation: Vote proposals to amend quorum requirements for shareholder meetings on a case-by-case basis.

2. BOARD OF DIRECTORS

Director Elections

The best practice code of the Brazilian Institute of Corporate Governance (IBGC) recommends that boards be at least majority independent. This recommendation has become increasingly pertinent as the free float of Brazilian companies continues to grow. Nonetheless, majority-independent boards remain very rare in Brazil.

Companies that are part of the Novo Mercado and Nivel 2 listing segments of the Sao Paulo Stock Exchange (BM&FBovespa) are required to maintain a minimum of 20-percent board independence. BM&FBovespa regulations also allow companies to round down the required number of independent directors. Companies that are part of the Nivel 1 listing segment and non-differentiated ("traditional") companies are not subject to a minimum requirement.

Institutional investors largely believe that the aforementioned board independence requirements are presently inadequate, in light of the current free float and average board independence of companies in the differentiated listing segments. Moreover, the BM&FBovespa itself has sought to raise its minimum independence requirements, though issuers belonging to the voluntary listing segments voted down a proposal to do so in 2010.

ISS' benchmark board independence policy specifies that the boards of issuers belonging to the Novo Mercado and Nivel 2, the country's highest levels of corporate governance, must be at least 30-percent independent, consistent with proportional board representation best practices and the growing expectations of institutional investors.

Very few companies present unbundled director election proposals. While directors nominated by a controlling shareholder must be disclosed 15 days prior to the meeting date, minority shareholders may present the names of their nominees up to the time of the meeting. These rules were designed to minimize restrictions on minority shareholders, but end up having a negative impact on international investors, who must often submit voting instructions in the absence of complete nominee information.

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General Recommendation: Vote for the bundled election of directors, unless:

>	Adequate disclosure of management nominees has not been provided in a timely manner;
>	There are clear concerns over questionable finances or restatements;
>	There have been questionable transactions with conflicts of interest;
>	There are any records of abuses against minority shareholder interests; or
>	The board fails to meet minimum corporate governance standards.

Vote against the bundled election of directors if the post-election board at Novo Mercado and Nivel 2 companies is not at least 30-percent independent.

Vote against the bundled election of directors if the names of the management nominees are not disclosed in a timely manner prior to the meeting.

Vote against the election of directors nominated by non-controlling shareholders presented as a separate voting item if the nominee names are not disclosed in a timely manner prior to the meeting.

Vote for individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote on a case-by-case basis for contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.

Under extraordinary circumstances, vote against individual directors, members of a committee, or the entire board, due to:

>	Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;
>	Failure to replace management as appropriate; or
>

Egregious actions related to a director's service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

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ISS Classification of Directors – Brazil Policy 2015

Executive Director
>	Employee or executive of the company;
>	Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.

Non-Independent Non-Executive Director (NED)
>	Any director who is attested by the board to be a non-independent NED;
>	Any director specifically designated as a representative of a significant shareholder of the company;
>	Any director who is also an employee or executive of a significant shareholder of the company;
>	Any director who is nominated by a dissenting significant shareholder, unless there is a clear lack of material[5] connection with the dissident, either currently or historically;
>

Beneficial owner (direct or indirect) of at least 10 percent of the company's stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10 percent individually, but collectively own more than 10 percent), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);

>	Government representative;
>

Currently provides (or a relative[1] provides) professional services[2] to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;

>

Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test[3]);

>	Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;
>	Relative[1] of a current employee of the company or its affiliates;
>	Relative[1] of a former executive of the company or its affiliates;
>	A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);
>	Founder/co-founder/member of founding family but not currently an employee;
>	Former executive (five-year cooling off period);
>	Years of service is generally not a determining factor unless it is recommended best practice in a market and/or in extreme circumstances, in which case it may be considered.[4]
>	Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance.

Independent NED

>	No material[5] connection, either directly or indirectly, to the company (other than a board seat) or the dissenting significant shareholder.

Employee Representative

>	Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED).

Footnotes:

[1] “Relative” follows the definition of “immediate family members” which covers spouses, parents, children, stepparents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

[2] Professional services can be characterized as advisory in nature and generally include the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.

[3] A business relationship may be material if the transaction value (of all outstanding transactions) entered into between the company and the company or organization with which the director is associated is equivalent to either 1 percent of the company's

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turnover or 1 percent of the turnover of the company or organization with which the director is associated. OR, A business relationship may be material if the transaction value (of all outstanding financing operations) entered into between the company and the company or organization with which the director is associated is more than 10 percent of the company's shareholder equity or the transaction value, (of all outstanding financing operations), compared to the company's total assets, is more than 5 percent.

[4] For example, in continental Europe, directors with a tenure exceeding 12 years will be considered non-independent. In the United Kingdom, Ireland, Hong Kong and Singapore, directors with a tenure exceeding nine years will be considered non-independent, unless the company provides sufficient and clear justification that the director is independent despite his long tenure.

[5] For purposes of ISS' director independence classification, “material” will be defined as a standard of relationship financial, personal or otherwise that a reasonable person might conclude could potentially influence one's objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.

Contested Director Elections

General Recommendation: For contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, ISS will make its recommendation on a case-by-case basis, determining which directors are best suited to add value for shareholders.

The analysis will generally be based on, but not limited to, the following major decision factors:

>	Company performance relative to its peers;
>	Strategy of the incumbents versus the dissidents;
>	Independence of directors/nominees;
>	Experience and skills of board candidates;
>	Governance profile of the company;
>	Evidence of management entrenchment;
>	Responsiveness to shareholders;
>	Whether a takeover offer has been rebuffed;
>	Whether minority or majority representation is being sought.

When analyzing a contested election of directors, ISS will generally focus on two central questions: (1) Have the dissidents proved that board change is warranted? And (2) if so, are the dissident board nominees likely to effect positive change (i.e., maximize long-term shareholder value).

Discharge of Directors

General Recommendation: Generally vote for the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies as to whether the board is fulfilling its fiduciary duties, as evidenced by:

>

A lack of oversight or actions by board members that invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest; or

>

Any legal proceedings (either civil or criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or

>	Other egregious governance issues where shareholders will bring legal action against the company or its directors.

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Director, Officer, and Auditor Indemnification and Liability Provisions

General Recommendation: Vote proposals seeking indemnification and liability protection for directors and officers on a case-by-case basis.

Vote against proposals to indemnify external auditors.

Board Structure

General Recommendation: Vote for proposals to fix board size.

Vote against the introduction of classified boards and mandatory retirement ages for directors.

Vote against proposals to alter board structure or size in the context of a fight for control of the company or the board.

Vote against proposals to increase board terms.

3. CAPITAL STRUCTURE

Brazilian companies frequently seek shareholder approval to ratify even non-material changes in share capital through the approval of article amendments. However, Brazilian regulations also allow the board to issue shares up to the authorized capital limit, without additional shareholder approval, as long as such a provision is included in the company's bylaws.

Share Issuance Requests

General Issuances

General Recommendation: Vote for issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote for issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances

General Recommendation: Vote on a case-by-case basis on all requests, with or without preemptive rights.

Increases in Authorized Capital

General Recommendation: Vote for non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote for specific proposals to increase authorized capital to any amount, unless:

> The specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or

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> The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

Vote against proposals to adopt unlimited capital authorizations.

Reduction of Capital

General Recommendation: Vote for proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a case-by-case basis.

Capital Structures

General Recommendation: Vote for resolutions that seek to maintain or convert to a one-share, one-vote capital structure.

Vote against requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.

Preferred Stock

General Recommendation: Vote for the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.

Vote against the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote against the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a case-by-case basis.

Debt Issuance Requests

General Recommendation: Vote non-convertible debt issuance requests on a case-by-case basis, with or without preemptive rights.

Vote for the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.

Vote for proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt

General Recommendation: Vote proposals to approve the pledging of assets for debt on a case-by-case basis.

Increase in Borrowing Powers

General Recommendation: Vote proposals to approve increases in a company's borrowing powers on a case-by-case basis.

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Share Repurchase Plans

General Recommendation: Generally vote for market repurchase authorities (share repurchase programs) if the terms comply with the following criteria:

> A repurchase limit of up to 10 percent of outstanding issued share capital; and
> A holding limit of up to 10 percent of a company's issued share capital in treasury (“on the shelf”).

Authorities to repurchase shares in excess of the 10 percent repurchase limit will be assessed on a case-by-case basis. ISS may support such share repurchase authorities under special circumstances, which are required to be publicly disclosed by the company, provided that, on balance, the proposal is in shareholders' interests.

In addition, ISS will recommend against any proposal where:

> The repurchase can be used for takeover defenses;
> There is clear evidence of abuse;
> There is no safeguard against selective buybacks; and/or
> Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.

Reissuance of Repurchased Shares

General Recommendation: Vote for requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase in Par Value

General Recommendation: Vote for requests to capitalize reserves for bonus issues of shares or to increase par value.

4. COMPENSATION

Shareholders are asked to approve the aggregate remuneration of directors and executive officers at Brazilian annual general meetings in a binding vote. The company's board of directors then decides how to allocate this aggregate remuneration figure among different individuals. The aggregate remuneration figure approved by shareholders should be inclusive of the variable remuneration that directors and executive officers may receive.

The Brazilian Securities Regulator (CVM) requires companies to disclose the average and maximum total compensation of their highest paid director and executive officer. However, a number of issuers have opted not to comply with the CVM's requirement based on a federal injunction filed in 2010 by the Brazilian Institute of Finance Executives (IBEF).

Management Compensation

General Recommendation: Generally vote for management compensation proposals that are presented in a timely manner and include all disclosure elements required by the Brazilian Securities Regulator (CVM).

Vote against management compensation proposals when:

> The company fails to present a detailed remuneration proposal or the proposal lacks clarity; or
> The company does not disclose the total remuneration of its highest-paid executive; or

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> The figure provided by the company for the total compensation of its highest-paid administrator is not inclusive of all elements of the executive's pay.

Compensation Plans

In Brazil, equity-based compensation plans were rarely submitted to shareholder approval prior to 2006. Since the publication of Instruction 481 by the Brazilian Securities Regulator (CVM) in December 2009, effective as of January 2010, companies are required to publish all facts relevant to such plans at least 15 days prior to the meeting date. According to this regulation, Brazilian companies should, at a minimum, disclose detailed information regarding potential dilution, exercise prices, vesting features, and performance criteria.

General Recommendation: ISS will generally support reasonable equity pay plans that encourage long-term commitment and ownership by its recipients without posing significant risks to shareholder value.

Practically all of the plans presented since the implementation of the 2009 CVM guidelines have included reasonable dilution limits and adequate vesting conditions. Performance criteria, meanwhile, are rarely disclosed. ISS' assessments of these plans have generally hinged on the presence of discounted exercise prices (which are common in Brazil), particularly in the absence of specific performance criteria.

Vote against a stock option plan, or an amendment to the plan, if:

> The plan lacks a minimum vesting cycle of three years; and/or
>

The plan permits options to be issued with an exercise price at a discount to the current market price, in the absence of explicitly stated, challenging performance hurdles related to the company's historical financial performance or the industry benchmarks; and/or

>

The maximum dilution exceeds ISS guidelines of 5 percent of issued capital for a mature company and 10 percent for a growth company. However, ISS will support plans at mature companies with dilution levels up to 10 percent if the plan includes other positive features such as challenging performance criteria and meaningful vesting periods, as these features partially offset dilution concerns by reducing the likelihood that options will become exercisable unless there is a clear improvement in shareholder value; and/or

> Directors eligible to receive options under the scheme are involved in the administration of the plan.

5. OTHER ITEMS

Reorganizations/Restructurings

General Recommendation: Vote reorganizations and restructurings on a case-by-case basis.

Mergers and Acquisitions

General Recommendation: Vote case-by-case on mergers and acquisitions taking into account the following:

For every M&A analysis, ISS reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

>

Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, ISS places emphasis on the offer premium, market reaction, and strategic rationale.

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>	Market reaction - How has the market responded to the proposed deal? A negative market reaction will cause ISS to scrutinize a deal more closely.
>

Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

>

Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? ISS will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.

>

Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Vote against if the companies do not provide sufficient and timely information upon request to make an informed voting decision.

Appointment of Independent Auditors

General Recommendation: Vote for the election of auditors to conduct valuation of proposed transactions, unless:

>	Name of the proposed auditors has not been published;
>	There are serious concerns about the procedures used by the auditor;
>	There is reason to believe that the auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position; or
>	External auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Mandatory Takeover Bid Waivers

General Recommendation: Vote proposals to waive mandatory takeover bid requirements on a case-by-case basis.

Reincorporation Proposals

General Recommendation: Vote reincorporation proposals on a case-by-case basis.

Expansion of Business Activities

General Recommendation: Vote for resolutions to expand business activities unless the new business takes the company into risky areas.

Related-Party Transactions

General Recommendation: In evaluating resolutions that seek shareholder approval on related-party transactions (RPTs), vote on a case-by-case basis, considering factors including, but not limited to, the following:

>	The parties on either side of the transaction;
>	The nature of the asset to be transferred/service to be provided;
>	The pricing of the transaction (and any associated professional valuation);
>	The views of independent directors (where provided);
>	The views of an independent financial adviser (where appointed);
>	Whether any entities party to the transaction (including advisers) is conflicted; and
>	The stated rationale for the transaction, including discussions of timing.

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If there is a transaction that ISS deemed problematic and that was not put to a shareholder vote, ISS may recommend against the election of the director involved in the related-party transaction or the full board.

Antitakeover Mechanisms

Mandatory Bid Provisions (sometimes referred to as poison pills in Brazil), are the antitakeover provisions most commonly used by these companies.

The ownership triggers for these mandatory bids typically range between 15-35 percent, and some include onerous minimum price provisions. The BM&FBovespa attempted in late 2010 to require all issuers in the Novo Mercado to adopt a mandatory bid provision with a 30-percent trigger, though the measure was voted down by issuers (since the Novo Mercado is a voluntary listing segment).

A few companies also include voting caps in their bylaws, though issuers in the differentiated listing segments may not have a voting cap below 5 percent.

General Recommendation: Generally vote against all antitakeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Vote for mandatory bid provisions that are structured in line with the recommendations of the Sao Paulo Stock Exchange's Novo Mercado listing segment:

> Ownership trigger of 30 percent or higher; and
> Reasonable pricing provisions.

Shareholder Proposals

General Recommendation: Vote all shareholder proposals on a case-by-case basis.

Vote for proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Vote against proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

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This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the "Information") is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS for A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

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South Africa

Proxy Voting Guidelines
2015 Benchmark Policy Recommendations

Effective for Meetings on or before February 1, 2015

Published December 22, 2014

www.issgovernance.com
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2015 South Africa Proxy Voting Guidelines

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2015 South Africa Proxy Voting Guidelines

OVERVIEW

South African company law and regulatory requirements determine the proposals which need to be presented to shareholders for approval. Of particular importance are the Companies Act 2008 (referred to as "CA" throughout this document), the Johannesburg Stock Exchange (JSE) Listings Requirements (referred to as "LR") and the King Code and Report on Governance for South Africa 2009 ("King III").

Legal and regulatory requirements are typically enshrined in a company's memorandum of incorporation ("MOI"), which is the constitutional document covering the governance of the company.

At the typical AGM, shareholders will be asked to approve the following:

>	Receipt of annual financial statements
>	Auditors' reappointment and remuneration
>	Election of directors
>	Election of audit committee members
>	Share issuance authorities
>	Share buyback authorities
>	Approval of director fees
>	Financial assistance to related or inter-related companies
>	Authority to ratify and execute approved resolutions
>	Approval of remuneration policy.

Non-routine items that are also often seen on South African agendas and require shareholder approval include:

>	Approval of new equity incentive schemes or amendments to existing schemes
>	Amendments to the MOI
>	Black Economic Empowerment (BEE) transactions
>	Social and ethics committee elections
>	Social and ethics committee report

Policies in this document are presented in an order consistent with a typical South African AGM agenda.

This document outlines the ISS policy on the above resolutions. For proposals which typically appear on an infrequent basis at South African meetings, and which are not covered in this document, ISS will refer to the EMEA Regional Policy as a framework for analysis.

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1. ANNUAL FINANCIAL STATEMENTS

Local requirements

Companies must submit their annual financial statements, including the reports of the auditors and the directors, to shareholders (CA s30). Although a large majority of South African companies submit their annual financial statements to a shareholder vote, this is not mandated by law. Some companies simply present the statements to the AGM without a formal vote. The JSE requires that annual financial statements and the AGM notice are sent to shareholders at least 15 business days before the AGM (LR s3.19).

General Recommendation: Vote for approval of the financial statements and director and auditor reports, unless:

> There are concerns about the accounts presented or audit procedures used; or
> The company is not responsive to shareholder questions about specific items that should be disclosed publicly.

2. AUDITORS' REAPPOINTMENT AND REMUNERATION

Local requirements

A public company must appoint an auditor at each AGM (CA s90). The retiring auditor can be automatically reappointed without any resolution being passed, but most companies include an appropriate agenda item. Some companies also seek separate shareholder approval for the remuneration paid to the auditors.

General Recommendation: Vote for the re-election of auditors and/or proposals regarding auditor remuneration, unless:

> There are serious concerns about the accounts presented or the audit procedures used;
> The auditors are being changed without explanation; or
> Non-audit related fees are substantial or are routinely in excess of standard audit-related fees.

3. DIRECTOR ELECTIONS

Local requirements

The appointment of a new director must be confirmed by shareholders at the next AGM (LR schedule 10, para 10.16(c)). Furthermore, at least one-third of non-executive directors (NEDs) must retire by rotation at each AGM (LR schedule 10, para 10.16(g)), although at some companies retirement by rotation provisions extend to executive directors. Each director must be categorised as either executive, non-executive or independent (LR s3.84(f)).

General Recommendation: Vote for the re-election of directors, unless:

> Adequate disclosure has not been provided in a timely manner;
> There are clear concerns over questionable finances or restatements, questionable transactions with conflicts of interest or records of abuses against minority shareholder interests;
> The board fails to meet minimum governance standards;

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>	There are specific concerns about the individual nominee, such as criminal wrongdoing or breach of fiduciary responsibilities;
>	Repeated absences (less than 75 percent attendance) at board meetings have not been explained;
>	Elections are bundled;
>	The director is an executive who serves on one of the key board committees (audit, remuneration, nominations);
>	The director combines the roles of chairman and CEO and the company has not provided an adequate explanation;
>	The director is a former CEO who has been appointed as chairman;
>	The director is a non-independent NED who serves on the audit committee (unless there is a separate AGM proposal specifically covering his/her election as an audit committee member);
>

The director is a non-independent NED who serves on the remuneration or nomination committee and there is no majority of independent NEDs on the committee. However, such a consideration should take into account the potential implications for the board's Black Economic Empowerment (BEE) credentials;

>

The director is a non-independent NED and the majority of NEDs on the board are not independent. However, such a consideration should take into account the potential implications for the board's BEE credentials; or

>

Under extraordinary circumstances, there is evidence of egregious actions related to the director’s service on other boards that raise substantial doubts about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Proposals to re-elect alternate directors will take into account the vote recommendation that applies for the director for whom they serve as an alternate. In addition, the specific nature of the alternate role will be considered, for example whether or not the individual serves as a genuine alternate (i.e. only attending board and committee meetings in the absence of a particular director) or appears to have a broader board position.

ISS Classification of Non-Independent Non-Executive Directors
Non-Independent Non-Executive Director (NED)
>	Any director who is attested by the board to be a non-independent NED;
>	Any director who is attested by the board to be a non-independent NED;
>	Any director specifically designated as a representative of a significant shareholder of the company;
>	Any director who is also an employee or executive of a significant shareholder of the company;
>	Beneficial owner (direct or indirect) of at least 5 percent of the company's shares, either in economic terms or in voting rights;
>	Government representative;
>

Currently provides (or a related person provides) professional services to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of ZAR 100,000 per year. In line with King III, there should be a three-year cooling-off period for individuals appointed as the designated auditor/partner in the external audit firm or as a senior legal adviser to the company;

>

Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test, which indicates materiality if the company makes or receives annual payments exceeding the greater of ZAR 2 million or 5 percent of the recipient's gross revenues);

>	Any director who has cross-directorships with executive directors of the company;
>	Relative (immediate family member) of current or former executive of the company or its affiliates. King III specifies a three-year cooling-off period;
>	A new appointee elected other than by a formal process through the general meeting (such as a contractual appointment by a substantial shareholder);
>	Founder/co-founder/member of founding family but not currently an employee;
>	Former executive (five-year cooling off period); or
>	Any director who receives any form of performance-related remuneration.

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4. AUDIT COMMITTEE ELECTIONS

Local requirements

Companies (other than those covered by the Banks Act) must establish an audit committee of at least three members, which must be elected by shareholders at the AGM (CA s94).

General Recommendation: Vote for the re-election of the audit committee and/or audit committee members, unless:

> The committee includes one or more non-independent NEDs;
> The audit committee member is a non-independent NED; or
> There are serious concerns about the accounts presented, the audit procedures used, or some other feature for which the audit committee has responsibility.

5. SHARE ISSUANCE AUTHORITIES

Local requirements

In line with the provisions of its MOI, a company will typically seek a general authority to issue shares (sometimes referred to as "placing shares under the control of the directors"). This authority can be used to issue shares on a non-preemptive basis. The JSE has separate rules governing the issue of shares for cash. The Listings Requirements allow companies to request a general authority to issue shares for cash up to a maximum of 15 percent of the issued share capital on a non-preemptive basis, subject to approval by shareholders (LR s3.32, s5.52). The JSE specifies that a general authority to issue shares for cash requires 75 percent support.

Preference shares are reasonably common in South Africa, and some companies routinely seek separate authorities to issue new preference shares.

General Recommendation: Vote for a general authority to place authorised but unissued ordinary shares under the control of the directors, unless:

> The authority is over a number of shares equivalent to more than 10 percent of the current issued share capital;
> The authority would allow shares to be used for share incentive scheme purposes and the underlying scheme(s) raises concern; or
> The company used the authority during the previous year in a manner deemed not be in shareholders' best interests.

Vote for a general authority to issue ordinary shares for cash, unless:

> The authority is over a number of shares equivalent to more than 10 percent of the current issued share capital; or
> The company used the authority during the previous year in a manner deemed not to be in shareholders' interests.

Vote for a general authority to issue preference shares, unless:

> Following the issue, preference shares would comprise greater than 50 percent of the company's issued share capital; or

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> The terms of the preference shares would adversely affect the rights of existing shareholders.

The issue of shares pursuant to a specific transaction will be considered on a case-by-case basis, depending on the merits of the underlying deal.

6. SHARE BUYBACK AUTHORITIES

Local requirements

Companies are allowed to acquire their own shares (CA s48). The JSE specifies a number of conditions in relation to share buybacks, one of which is that general authorities are permitted up to 20 percent of the issued share capital in any one financial year (LR s5.68). Further, general authorities require the approval of shareholders by way of a special resolution (LR s5.72).

General Recommendation: Vote for a general share buyback authority, unless:

> The company wishes to repurchase more than 20 percent of its issued share capital over the year;
> The repurchase can be used for takeover defenses; or
> There is clear evidence of abuse.

7. FEES FOR NON-EXECUTIVE DIRECTORS

Local requirements

The remuneration paid to directors for their services as directors can only be paid in accordance with a special resolution approved by shareholders within the previous two years (CA s66). (This relates to the fees payable to directors, not the remuneration which an executive director will receive as an employee of the company, and therefore in practice concerns the fees paid to non-executives.) Companies either seek approval for these fees under one resolution, or provide separate resolutions for each different type of fee.

General Recommendation: Vote for the fees payable to non-executive directors, unless:

> The proposed fees are excessive, relative to similarly-sized companies in the same sector.

8. FINANCIAL ASSISTANCE TO RELATED OR INTER-RELATED COMPANIES

Local requirements

Under the Companies Act, companies are required to seek shareholder approval in advance of providing certain forms of financial assistance (e.g. loans or loan guarantees) (CA s44, s45). Approval is required for assistance provided to (a) related or inter-related companies (e.g. a subsidiary), (b) directors or prescribed officers (i.e. senior executives who are

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not directors), (c) for the purpose of subscribing for any options or securities issued by the company or by a related or inter-related company, or (d) for the purpose of purchasing any securities of the company or a related or inter-related company.

General Recommendation: Vote for a general authority to provide financial assistance, unless:

> As part of the authority, the company requests a general authority to provide financial assistance to directors, and this is not limited to participation in share incentive schemes; and/or
> As part of the authority, the company seeks approval to provide financial assistance "to any person."

Evidence that the company has used a previous authority in a manner deemed not to be in shareholders' interests would warrant further review and analysis.

9. AUTHORITY TO RATIFY AND EXECUTE APPROVED RESOLUTIONS

Local requirements

Many companies seek the approval of shareholders for a formal authority allowing the directors (and/or the company secretary) to sign all the necessary documents and do everything required to put into effect the resolutions approved at the general meeting.

General Recommendation: Vote for the authority to ratify and execute approved resolutions, unless:

> Opposition is recommended to all other items on the agenda.

10. APPROVAL OF REMUNERATION POLICY

Local requirements

The King III report recommends that companies provide shareholders with an annual non-binding vote on the remuneration policy (principle 2.27). The vote has advisory status in respect of the remuneration policy and specific pay packages.

General Recommendation: ISS evaluates management proposals seeking ratification of a company's remuneration policy on a case-by-case basis. When judging remuneration policies, ISS generally recommends a vote against if the level of disclosure of the policy and/or its application is below what is required for shareholders to make an informed judgment on the policy. In the event of satisfactory disclosure, ISS recommends a vote for the approval of the executive remuneration policy unless TWO or more of the following issues apply (NB it may be appropriate to vote against on ONE issue if it has been identified as particularly serious):

> Large increases in fixed remuneration have been implemented which have not been adequately explained.
> The company has made bonus payments but these have not been clearly linked to performance (including guaranteed bonuses or transaction bonuses).

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>	The company operates long-term incentive schemes (including matching shares) which do not have performance conditions attached for all or a substantial proportion of awards.
>	The vesting period for long-term incentive schemes is set at less than three years.
>	Long-term schemes include an element of retesting.
>	Options can be granted at a discount to market value.
>	The potential dilution under share incentive schemes is deemed excessive, and there are no mitigating circumstances (e.g. stringent performance measures)
>	The company has made ex-gratia payments or one-off special awards to executives during the year which have not been adequately explained.
>	Discretion has been used during the year in a manner not considered consistent with shareholder interests.
>	The policy or the application of the policy is in any way not considered aligned with shareholder interests.

In circumstances where a company has demonstrated a significant shift in the right direction, it may be appropriate for ISS to support the remuneration policy resolution, notwithstanding the presence of some historical issues of concern.

Failure to propose a resolution on executive remuneration for shareholder approval may lead to an adverse vote recommendation on another AGM item, for example the re-election of the chairman of the remuneration committee.

11. NEW EQUITY INCENTIVE SCHEME OR AMENDMENT TO EXISTING SCHEMES

Local requirements

Share incentive schemes which involve the issue of new shares must be approved by shareholders via a resolution requiring 75 percent support (LR schedule 14). Certain provisions in existing schemes cannot be altered without shareholder approval.

General Recommendation: ISS evaluates management proposals seeking approval for a share incentive scheme on a case-by-case basis. When judging such items, ISS will generally recommend a vote against if the level of disclosure on the proposal is below what is required for shareholders to make an informed judgment on the scheme. In the event of satisfactory disclosure, ISS will recommend a vote for the proposal unless ONE or more of the following apply:

>	Performance conditions do not apply, have not been disclosed or are not considered sufficiently challenging or relevant.
>	Performance conditions can be retested.
>	Performance is measured over a period shorter than three years.
>	The plan allows for option repricing or issue of options at a discount or backdating of options.
>	The potential dilution is deemed excessive, and there are no mitigating circumstances (e.g. stringent performance measures).
>	The scheme provides for potentially excessive individual reward or has no caps on individual participation.
>	NEDs can participate in the scheme.
>	The scheme is in any way not considered aligned with shareholder interests.

Proposals to amend a scheme will involve an assessment of the nature of the amendment.

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12. NEW MEMORANDUM OF INCORPORATION (MOI)/AMENDMENTS TO THE MOI

Local requirements

Shareholder approval is required for a new MOI or amendments to the existing MOI (CA s16). The Listings Requirements include detailed guidance on what should be included within an MOI (schedule 10).

General Recommendation: Vote on a new MOI or on amendments to the MOI on a case-by-case basis, depending on the impact on shareholder rights.

ISS will normally recommend a vote against an MOI which limits retirement by rotation to non-executive directors only.

13. BLACK ECONOMIC EMPOWERMENT (BEE) TRANSACTIONS

Local requirements

BEE transactions often involve the issue of new shares to specific partners or the provision of financial assistance and, as such, require shareholder approval. The precise nature of the transaction can vary significantly from company to company.

General Recommendation: Vote on BEE transactions on a case-by-case basis. Factors considered include the overall dilutive impact, the structure of the transaction and the identity of the company's chosen BEE partners. Proposals which are genuinely broad-based are more appealing than those which stand to benefit a narrow group of investors, as are those which have a long-term timeframe.

14. SOCIAL AND ETHICS COMMITTEE ELECTIONS

Local requirements

The Companies Act includes provisions envisaging that companies form a social and ethics committee (CA s72). Further legislation – in the form of the Companies Regulations 2011 – specifies that these committees must include at least three directors or prescribed officers, at least one of whom must be a director who is not involved in day-to-day management (s43). There is no requirement for shareholders to vote on the members of the committee, but a small minority of companies include these elections on the AGM agenda.

General Recommendation: Vote for the re-election of the social and ethics committee and/or social and ethics committee members, unless:

> The committee does not satisfy the minimum guidelines for membership, as set out in South African company law; or
> Serious concerns have been raised with the work of the committee during the year.

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15. SOCIAL AND ETHICS COMMITTEE REPORT

Local requirements

The Companies Regulations 2011 require the social and ethics committee to report, through one of its members, to the shareholders at the AGM on the matters within its mandate (s 43). There is no requirement for shareholders to vote on this report, but a small minority of companies include this as a voting item on the AGM agenda.

General Recommendation: Vote for the report of the social and ethics committee, unless:

> The report does not include details of how the committee has undertaken the functions prescribed to it by South African company law; or
> Serious concerns have been raised with the work of the committee during the year.

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2015 South Africa Proxy Voting Guidelines

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EMEA Regional

Proxy Voting Summary Guidelines
2015 Benchmark Policy Recommendations

Effective for Meetings on or before February 1, 2015

Published December 18, 2014

www.issgovernance.com
© 2014 ISS l Institutional Shareholder Services

2015 EMEA Regional Proxy Voting Summary Guidelines

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2015 EMEA Regional Proxy Voting Summary Guidelines

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2015 EMEA Regional Proxy Voting Summary Guidelines

COVERAGE UNIVERSE

The following is a condensed version of the proxy voting recommendations contained in ISS’ EMEA Regional Proxy Voting Manual.

These guidelines cover all markets in Europe, the Middle East, and Africa (EMEA) that are not covered under a separate market-specific or region-specific ISS policy. Therefore, markets covered by this document exclude UK, Ireland, Israel, Russia, Kazakhstan, and South Africa, and all markets that are covered under ISS’ European Policy.

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2015 EMEA Regional Proxy Voting Summary Guidelines

1. OPERATIONAL ITEMS

Financial Results/Director and Auditor Reports

General Recommendation: Vote for approval of financial statements and director and auditor reports, unless:

>	There are concerns about the accounts presented or audit procedures used; or
>	The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Fees

General Recommendation: Vote for the (re)election of auditors and/or proposals authorizing the board to fix auditor fees, unless:

>	There are serious concerns about the procedures used by the auditor;
>	There is reason to believe that the auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position;
>	External auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company;
>	The name(s) of the proposed auditors has not been published;
>	The auditors are being changed without explanation; or
>	Fees for non-audit services exceed standard annual audit-related fees (only applies to companies on the MSCI EAFE index and/or listed on any country main index).

In circumstances where fees for non-audit services include fees related to significant one-time capital structure events (initial public offerings, bankruptcy emergencies, and spinoffs) and the company makes public disclosure of the amount and nature of those fees, which are an exception to the standard "non-audit fee" category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit fees.

For concerns related to the audit procedures, independence of auditors, and/or name of auditors, ISS may recommend against the auditor (re)election. For concerns related to fees paid to the auditors, ISS may recommend against remuneration of auditors if this is a separate voting item; otherwise, ISS may recommend against the auditor election.

Appointment of Internal Statutory Auditors

General Recommendation: Vote for the appointment or (re)election of statutory auditors, unless:

>	There are serious concerns about the statutory reports presented or the audit procedures used;
>	Questions exist concerning any of the statutory auditors being appointed; or
>	The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income

General Recommendation: Vote for approval of the allocation of income, unless:

>	The dividend payout ratio has been consistently below 30 percent without adequate explanation; or
>	The payout is excessive given the company's financial position.

Stock (Scrip) Dividend Alternative

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General Recommendation: Vote for most stock (scrip) dividend proposals.

Vote against proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association

General Recommendation: Vote amendments to the articles of association on a case-by-case basis.

Change in Company Fiscal Term

General Recommendation: Vote for resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership

General Recommendation: Vote against resolutions to lower the stock ownership disclosure threshold below 5 percent unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements

General Recommendation: Vote proposals to amend quorum requirements for shareholder meetings on a case-by-case basis.

Transact Other Business

General Recommendation: Vote against other business when it appears as a voting item.

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2015 EMEA Regional Proxy Voting Summary Guidelines

2. BOARD OF DIRECTORS

Director Elections

General Recommendation: Vote for management nominees in the election of directors, unless:

>	Adequate disclosure has not been provided in a timely manner;
>	There are clear concerns over questionable finances or restatements;
>	There have been questionable transactions with conflicts of interest;
>	There are any records of abuses against minority shareholder interests;
>	The board fails to meet minimum corporate governance standards;
>	There are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities; or
>	Repeated absences at board meetings have not been explained (in countries where this information is disclosed).

Vote for employee and/or labor representatives if they sit on either the audit or compensation committee and are required by law to be on those committees. Vote against employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.

Vote against the election of directors at all companies if the name of the nominee is not disclosed in a timely manner prior to the meeting.

Grace period: Vote for the election of directors at all Polish companies and non-index Turkish companies in 2013 even if nominee names are not disclosed in a timely manner prior to the meeting, but include cautionary language. Beginning in 2014, vote against the election of directors at all Polish companies and non-index Turkish companies if nominee names are not disclosed in a timely manner prior to the meeting.

Under extraordinary circumstances, vote against individual directors, members of a committee, or the entire board, due to:

>	Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;
>	Failure to replace management as appropriate; or
>

Egregious actions related to a director's service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

[Please see the ISS EMEA Regional Classification of Directors on the following page.]

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2015 EMEA Regional Proxy Voting Summary Guidelines

ISS Classification of Directors – EMEA Regional Policy 2015

Executive Director
>	Employee or executive of the company;
>	Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.

Non-Independent Non-Executive Director (NED)
>	Any director who is attested by the board to be a non-independent NED;
>	Any director specifically designated as a representative of a significant shareholder of the company;
>	Any director who is also an employee or executive of a significant shareholder of the company;
>	Any director who is nominated by a dissenting significant shareholder, unless there is a clear lack of material[5] connection with the dissident, either currently or historically;
>

Beneficial owner (direct or indirect) of at least 10 percent of the company's stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10 percent individually, but collectively own more than 10 percent), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);

>	Government representative;
>

Currently provides (or a relative[1] provides) professional services[2] to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;

>

Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test[3]);

>	Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;
>	Relative[1] of a current or former executive of the company or its affiliates;
>	A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);
>	Founder/co-founder/member of founding family but not currently an employee;
>	Former executive (five-year cooling off period);
>	Years of service is generally not a determining factor unless it is recommended best practice in a market and/or in extreme circumstances, in which case it may be considered.[4]
>	Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance.

Independent NED

>	No material[5] connection, either direct or indirect, to the company (other than a board seat) or to a significant shareholder.

Employee Representative

>	Represents employees or employee shareholders of the company (classified as "employee representative" but considered a non-independent NED).

Footnotes

[1]  “Relative” follows the definition of “immediate family members” which covers spouses, parents, children, stepparents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

[2] Professional services can be characterized as advisory in nature and generally include the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.

[3] A business relationship may be material if the transaction value (of all outstanding transactions) entered into between the

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2015 EMEA Regional Proxy Voting Summary Guidelines

company and the company or organization with which the director is associated is equivalent to either 1 percent of the company's turnover or 1 percent of the turnover of the company or organization with which the director is associated. OR, A business relationship may be material if the transaction value (of all outstanding financing operations) entered into between the company and the company or organization with which the director is associated is more than 10 percent of the company's shareholder equity or the transaction value, (of all outstanding financing operations), compared to the company's total assets, is more than 5 percent.

[4]For example, in continental Europe, directors with a tenure exceeding 12 years will be considered non-independent. In the United Kingdom, Ireland, Hong Kong, and Singapore, directors with a tenure exceeding nine years will be considered non-independent, unless the company provides sufficient and clear justification that the director is independent despite his/her long tenure.

[5]For purposes of ISS' director independence classification, “material” will be defined as a standard of relationship financial, personal, or otherwise that a reasonable person might conclude could potentially influence one's objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.

Contested Director Elections

General Recommendation: For contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, ISS will make its recommendation on a case-by-case basis, determining which directors are best suited to add value for shareholders.

The analysis will generally be based on, but not limited to, the following major decision factors:

>	Company performance relative to its peers;
>	Strategy of the incumbents versus the dissidents;
>	Independence of directors/nominees;
>	Experience and skills of board candidates;
>	Governance profile of the company;
>	Evidence of management entrenchment;
>	Responsiveness to shareholders;
>	Whether a takeover offer has been rebuffed;
>	Whether minority or majority representation is being sought.

When analyzing a contested election of directors, ISS will generally focus on two central questions: (1) Have the dissidents proved that board change is warranted? And (2) if so, are the dissident board nominees likely to effect positive change (i.e., maximize long-term shareholder value).

Discharge of Directors

General Recommendation: Generally vote for the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies as to whether the board is fulfilling its fiduciary duties, as evidenced by:

>

A lack of oversight or actions by board members that invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest; or

>

Any legal proceedings (either civil or criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or

>	Other egregious governance issues where shareholders will bring legal action against the company or its directors.

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2015 EMEA Regional Proxy Voting Summary Guidelines

For markets that do not routinely request discharge resolutions (e.g. common law countries or markets where discharge is not mandatory), investors may voice concern in other appropriate agenda items, such as approval of the annual accounts or other relevant resolutions, to enable shareholders to express discontent with the board.

Director, Officer, and Auditor Indemnification and Liability Provisions

General Recommendation: Vote proposals seeking indemnification and liability protection for directors and officers on a case-by-case basis.

Vote against proposals to indemnify external auditors.

Board Structure

General Recommendation: Vote for proposals to fix board size.

Vote against the introduction of classified boards and mandatory retirement ages for directors.

Vote against proposals to alter board structure or size in the context of a fight for control of the company or the board.

3. CAPITAL STRUCTURE

Share Issuance Requests

General Issuances

General Recommendation: Vote for issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote for issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances

General Recommendation: Vote on a case-by-case basis on all requests, with or without preemptive rights.

Increases in Authorized Capital

General Recommendation: Vote for non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote for specific proposals to increase authorized capital to any amount, unless:

> The specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or
> The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

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2015 EMEA Regional Proxy Voting Summary Guidelines

Vote against proposals to adopt unlimited capital authorizations.

Reduction of Capital

General Recommendation: Vote for proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a case-by-case basis.

Capital Structures

General Recommendation: Vote for resolutions that seek to maintain or convert to a one-share, one-vote capital structure.

Vote against requests for the creation or continuation of dual-class capital structures or the creation of new or additional super-voting shares.

Preferred Stock

General Recommendation: Vote for the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote for the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.

Vote against the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote against the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a case-by-case basis.

Debt Issuance Requests

General Recommendation: Vote non-convertible debt issuance requests on a case-by-case basis, with or without preemptive rights.

Vote for the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.

Vote for proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt

General Recommendation: Vote proposals to approve the pledging of assets for debt on a case-by-case basis.

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2015 EMEA Regional Proxy Voting Summary Guidelines

Increase in Borrowing Powers

General Recommendation: Vote proposals to approve increases in a company's borrowing powers on a case-by-case basis.

Share Repurchase Plans

General Recommendation: Generally vote for market repurchase authorities (share repurchase programs) if the terms comply with the following criteria:

>	A repurchase limit of up to 10 percent of outstanding issued share capital (15 percent in U.K./Ireland);
>	A holding limit of up to 10 percent of a company's issued share capital in treasury (“on the shelf”); and
>	A duration of no more than five years, or such lower threshold as may be set by applicable law, regulation, or code of governance best practice.

Authorities to repurchase shares in excess of the 10 percent repurchase limit will be assessed on a case-by-case basis. ISS may support such share repurchase authorities under special circumstances, which are required to be publicly disclosed by the company, provided that, on balance, the proposal is in shareholders' interests. In such cases, the authority must comply with the following criteria:

>	A holding limit of up to 10 percent of a company's issued share capital in treasury (“on the shelf”); and
>	A duration of no more than 18 months.

In markets where it is normal practice not to provide a repurchase limit, evaluate the proposal based on the company's historical practice. However, companies should disclose such limits and, in the future, a vote against may be warranted at companies that fail to do so. In such cases, the authority must comply with the following criteria:

>	A holding limit of up to 10 percent of a company's issued share capital in treasury (“on the shelf”); and
>	A duration of no more than 18 months.

In addition, vote against any proposal where:

>	The repurchase can be used for takeover defenses;
>	There is clear evidence of abuse;
>	There is no safeguard against selective buybacks; and/or
>	Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.

Reissuance of Repurchased Shares

General Recommendation: Vote for requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase in Par Value

General Recommendation: Vote for requests to capitalize reserves for bonus issues of shares or to increase par value.

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4. COMPENSATION

Compensation Plans

General Recommendation: Vote compensation plans on a case-by-case basis.

Director Compensation

General Recommendation: Vote for proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote non-executive director compensation proposals that include both cash and share-based components on a case-by-case basis.

Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a case-by-case basis.

Vote against proposals to introduce retirement benefits for non-executive directors.

5. OTHER ITEMS

Reorganizations/Restructurings

General Recommendation: Vote reorganizations and restructurings on a case-by-case basis.

Mergers and Acquisitions

General Recommendation: Vote case-by-case on mergers and acquisitions taking into account the following:

For every M&A analysis, ISS reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

>

Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, ISS places emphasis on the offer premium, market reaction, and strategic rationale.

> Market reaction - How has the market responded to the proposed deal? A negative market reaction will cause ISS to scrutinize a deal more closely.
>

Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

>

Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? ISS will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.

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>

Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Vote against if the companies do not provide sufficient information upon request to make an informed voting decision.

Mandatory Takeover Bid Waivers

General Recommendation: Vote proposals to waive mandatory takeover bid requirements on a case-by-case basis.

Reincorporation Proposals

General Recommendation: Vote reincorporation proposals on a case-by-case basis.

Expansion of Business Activities

General Recommendation: Vote for resolutions to expand business activities unless the new business takes the company into risky areas.

Related-Party Transactions

General Recommendation: In evaluating resolutions that seek shareholder approval on related-party transactions (RPTs), vote on a case-by-case basis, considering factors including, but not limited to, the following:

> The parties on either side of the transaction;
> The nature of the asset to be transferred/service to be provided;
> The pricing of the transaction (and any associated professional valuation);
> The views of independent directors (where provided);
> The views of an independent financial adviser (where appointed);
> Whether any entities party to the transaction (including advisers) is conflicted; and
> The stated rationale for the transaction, including discussions of timing.

If there is a transaction that ISS deemed problematic and that was not put to a shareholder vote, ISS may recommend against the election of the director involved in the related-party transaction or the full board.

Antitakeover Mechanisms

General Recommendation: Generally vote against all antitakeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Shareholder Proposals

General Recommendation: Vote all shareholder proposals on a case-by-case basis.

Vote for proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Vote against proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

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6. SOCIAL/ENVIRONMENTAL ISSUES

Global Approach

Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor covered standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short term or long term.

General Recommendation: Generally vote case-by-case, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will be considered:

> If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;
> If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
> Whether the proposal's request is unduly burdensome (scope, timeframe, or cost) or overly prescriptive;
> The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
>

If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

>

If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

7. FOREIGN PRIVATE ISSUERS LISTED ON U.S. EXCHANGES

Foreign private issuers ("FPIs") are defined as companies whose business is administered principally outside the U.S., with more than 50 percent of assets located outside the U.S.; a majority of whose directors/officers are not U.S. citizens or residents; and a majority of whose outstanding voting shares are held by non-residents of the U.S.

Companies that are incorporated outside of the U.S. and listed solely on U.S. exchanges, where they qualify as FPIs, will be subject to the following policy:

General Recommendation: Vote against (or withhold from) non-independent director nominees at companies which fail to meet the following criteria: a majority-independent board, and the presence of an audit, a compensation, and a nomination committee, each of which is entirely composed of independent directors.

Where the design and disclosure levels of equity compensation plans are comparable to those seen at U.S. companies, U.S. compensation policy will be used to evaluate the compensation plan proposals. In all other cases, equity compensation plans will be evaluated according to ISS' EMEA Regional Proxy Voting Guidelines.

All other voting items will be evaluated using the relevant ISS regional or market proxy voting guidelines.

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This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the "Information") is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

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Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

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Hong Kong

Proxy Voting Guidelines
2015 Benchmark Policy Recommendations

Effective for Meetings on or after February 1, 2015

Published December 22, 2014

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2015 Hong Kong Proxy Voting Guidelines

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2015 Hong Kong Proxy Voting Guidelines

1. OVERVIEW

Hong Kong companies are required to present the summary of its financial report within four months after the end of the financial year. Public companies must hold their AGM within a period of 15 months from the last convened AGM.

>	Approval of financial statements and statutory reports;
>	Dividend distribution;
>	Election of directors;
>	Approval of remuneration of directors;
>	Election of supervisors;
>	Auditor appointment and approval of auditor remuneration;
>	Capital raising requests;
>	Compensation proposals.

Other items that may be submitted for shareholder approval include:

>	Related-party transactions;
>	Amendments to articles of associations;
>	Debt issuance requests;
>	Provision of guarantees;
>	Mergers and acquisition.

Policies in this document are presented in the order that generally appears on the ballot.

2. OPERATIONAL ITEMS

Approval of Financial Statements and Statutory Reports

General Recommendation: Vote for approval of financial statements and director and auditor reports, unless:

>	There are concerns about the accounts presented or audit procedures used; or
>	The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Dividend Distribution

General Recommendation: Generally vote for approval of the allocation of income, unless:

>	The dividend payout ratio has been consistently below 30 percent without adequate explanation; or
>	The payout is excessive given the company's financial position.

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2015 Hong Kong Proxy Voting Guidelines

3. BOARD OF DIRECTORS

The SEHK listing rules require that at least three independent non-executive directors be appointed to boards of listed companies or at least one-third of the board be independent, whichever is higher. Companies are likewise required to form audit committees composed entirely of non-executive directors, a majority of whom including the chairman must be independent. The committee must have at least one independent director with appropriate professional qualifications or accounting or related financial management expertise. The establishment of a remuneration committee is also required in Hong Kong, and the committee must be majority independent, including the chairman. Insiders are allowed to serve on the remuneration committee so long as the committee is majority independent. Companies listed in Hong Kong must also establish a nomination committee, or explain the reasons of noncompliance. The nomination committee must comprise of a majority of independent directors, and must be chaired by either an independent director or the chairman of the board.

Election of Directors

General Recommendation: Generally vote for the re/election of directors, unless:

>	The nominee has been a partner of the company's auditor within the last three years, and serves on the audit committee;
>

The nominee has attended less than 75 percent of board and key committee meetings over the most recent fiscal year, without a satisfactory explanation. The calculation of director attendance will not include meetings attended by alternate directors. Acceptable reasons for director absences are generally limited to the following:

> Medical issues/illness;
> Family emergencies;
> The director has served on the board for less than a year; and
> Missing only one meeting (when the total of all meetings is three or fewer);
>	The nominee is an executive director serving on the remuneration committee or nomination committee, and the committee is not majority independent;
>	The nominee is an executive director serving on the audit committee;
>

The nominee sits on a total of more than six public company boards (ISS will accept a commitment by an overboarded director to step down from one or more boards at the next annual meeting of the company or companies in question, if that will bring the total number of boards to no more than six); or

>	Any non-independent director nominees where the board is less than one-third independent under ISS classification of directors.

In making these recommendations, ISS generally will not recommend against the election of a CEO, managing director, executive chairman, or founder whose removal from the board would be expected to have a material negative impact on shareholder value.

Generally vote against all members of the audit committee up for reelection if:

>	The non-audit fees paid to the auditor are excessive; or

>	The company did not disclose the audit fees and/or non-audit fees in the latest fiscal year.

Under extraordinary circumstances, vote against or withhold from individual directors, members of a committee, or the entire board, due to:

>	Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;
>	Failure to replace management as appropriate; or

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>

Egregious actions related to a director's service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Director Tenure

Under the ISS Classification of Directors, an independent non-executive director shall be considered non-independent if such director serves as a director for more than 9 years, if the company fails to disclose the reasons why such director should still be considered independent, or where such reasons raise concerns regarding the director's true l evel of independence.

Voting for Director Nominees in Contested Elections

General Recommendation: Vote case-by-case on the election of directors in contested elections, including election of shareholder nominees or the dismissal of incumbent directors. For shareholder nominees, ISS places the persuasive burden on the nominee or the proposing shareholder to prove that they are better suited to serve on the board than management's nominees. Serious consideration of shareholder nominees will be given only if there are clear and compelling reasons for the nominee to join the board. These nominees must also demonstrate a clear ability to contribute positively to board deliberations; some nominees may have hidden or narrow agendas and may unnecessarily contribute to divisiveness among directors.

The major decision factors are:

>	Company performance relative to its peers
>	Strategy of the incumbents versus the dissidents
>	Independence of directors/nominees
>	Experience and skills of board candidates
>	Governance profile of the company
>	Evidence of management entrenchment
>	Responsiveness to shareholders
>	Whether a takeover offer has been rebuffed

When analyzing proxy contests/ shareholder nominees, ISS focuses on two central questions:

(1) Have the dissidents proved that board change is warranted? and
(2) if so, are the dissident board nominees likely to effect positive change (i.e., maximize long-term shareholder value)?

It is not, however, uncommon in China and Hong Kong for a major shareholder to propose shareholder nominees. While these candidates are technically shareholder nominees, they are usually presented with consent of and often at the request of management. ISS treats the election of these shareholder nominees as uncontested director election unless there is an indication of director contest.

4. BOARD OF SUPERVISORS

Company Law of PRC requires that companies incorporated in China establish a supervisory board, and that this board consists of at least three members, with no less than one-third representing mass employees. These employee representatives are elected by employees and are not subject to shareholder approval in general meetings. Directors and senior executives are prohibited from serving as supervisors.

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These supervisory boards are charged with overseeing company finances and supervising the conduct of directors and senior executives, with supervisors typically nominated by major shareholders of the company.

Election of Supervisors

General Recommendation: Generally vote for such candidates unless:

> He or she is a senior executive or director of the company;
> He or she has been a partner of the company’s auditor within the last three years; or
> There are concerns about the performance or conduct of an individual candidate.

5. REMUNERATION

Director Fees

General Recommendation: Generally vote for resolutions regarding directors' fees unless they are excessive relative to fees paid by other companies of similar size.

Equity Compensation Plans

General Recommendation: Generally vote for an equity-based compensation plan unless:

>

The maximum dilution level for the scheme exceeds 5 percent of issued capital for a mature company and 10 percent for a growth company. However, ISS will support plans at mature companies with dilution levels up to 10 percent if the plan includes other positive features such as challenging performance criteria and meaningful vesting periods as these features partially offset dilution concerns by reducing the likelihood that options will become exercisable unless there is a clear improvement in shareholder value. In addition, ISS will support a plan's dilution limit that exceeds these thresholds if the annual grant limit under the plan is 0.5 percent or less for a mature company (1 percent or less for a mature company with clearly disclosed performance criteria) and 1 percent or less for a growth company.

> The plan permits options to be issued with an exercise price at a discount to the current market price; or
> Directors eligible to receive options or awards under the scheme are involved in the administration of the scheme and the administrator has the discretion over their awards.[1]

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1 Equity awards granted or taken in lieu of cash fees generally would not be considered discretionary awards.

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6. AUDIT

General Recommendation: Vote for the appointment of auditors and authorizing the board to fix their remuneration, unless:

>	There are serious concerns about the accounts presented or the audit procedures used;
>	The auditor is being changed without explanation; or
>	The non-audit fees exceed the total fees paid to the external auditor in the latest fiscal year without satisfactory explanation.

Whilst ISS will consider the nature and scope of non-audit fees when assessing their magnitude, where non-audit fees have constituted more than 50 percent of total auditor compensation during the most recent fiscal year, ISS will ordinarily not recommend support for the reappointment of the audit firm. ISS will make exception to this policy if excessive non-audit fees are in relation to special projects or due to unusual circumstance, and are not recurring in nature and are unlikely to create conflicts of interest. An example of acceptable "non-audit" fees would be fees for a special audit in connection with an IPO.

7. SHARE ISSUANCE REQUESTS

General Issuance Mandate

General Recommendation: Generally vote for the general share issuance mandate for companies that:

>	Limit the aggregate issuance request – that is, for the general issuance mandate and the share reissuance mandate combined – to 10 percent or less of the relevant class of issued share capital;
>	Limit the discount to 10 percent of the market price of shares (rather than the maximum 20 percent permitted by the Listing Rules); and
>	Have no history of renewing the general issuance mandate several times within a period of one year.

Discussion

Hong Kong companies routinely seek shareholder approval to authorize their boards to:

>	Issue shares up to 20 percent of existing capital without preemptive rights (General Issuance Mandate);
>	Repurchase shares of up to 10 percent of issued capital (Repurchase Mandate); and
>	Reissue repurchased shares by extending the General Issuance Mandate to include the number of shares repurchased (Share Reissuance Mandate).

This section deals with the General Issuance Mandate, while the other two mandates are discussed below. The interrelationship between the three items is, however, extremely important because the Share Reissuance Mandate extends the board's authority to issue shares without preemptive rights from 20 percent to 30 percent, assuming a 20 percent request has been made under the General Issuance Mandate.

Hong Kong companies routinely ask shareholders to grant the board of directors a "general mandate to issue shares" without preemptive rights, at least once every year. This mandate, pursuant to the Listing Rules, allows companies to issue shares of up to 20 percent of issued capital without preemptive rights at a discount to market prices of up to 20 percent (or more under special circumstances). This is a routine item on AGM agendas, but companies can also seek to

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renew (or ‘refresh’) the share issuance amount at an EGM later in the year. The authority is limited to one year or the next general meeting, as revoked or renewed by shareholders.

Share Repurchase Plans (Repurchase Mandate)

General Recommendation: Generally vote for resolutions seeking for share repurchase mandate.

Discussion

The Hong Kong Code on Share Repurchases, enacted in 1991, made stock repurchases legal under specific guidelines.

Companies usually request the authority under the title "General Mandate to Repurchase Shares," and the authority lasts for one year or until the next shareholder meeting. Repurchase programs are limited to 10 percent of the company's outstanding capital on the date the authority is granted. In addition, the funds to make the repurchases should be obtained from reserves established or authorized for this purpose. Companies are allowed to purchase ordinary shares or warrants on the open market through brokers, but purchases cannot knowingly be made from specific individuals or shareholders. Repurchased shares must be destroyed and removed from the company's issued capital. In some cases, however, the company seeks separate authority to reissue the shares repurchased over and above the General Issuance Mandate (see "Share Reissuance Mandate," below).

Reissuance of Shares Repurchased (Share Reissuance Mandate)

General Recommendation: Generally vote for the share reissuance mandate for companies that:

> Limit the aggregate issuance request – that is, for the general issuance mandate and the share reissuance mandate combined – to 10 percent or less of the relevant class of issued share capital;
> Limit the discount to 10 percent of the market price of shares (rather than the maximum 20 percent permitted by the Listing Rules); and
> Have no history of renewing the general issuance mandate several times within a period of one year.

Discussion

Companies may request board authorization to reissue any shares repurchased during the year under the Repurchase Mandate without limiting the General Issuance Mandate. This is known as the Share Reissuance Mandate. This authority is limited to shares repurchased in a given year and is thus limited to the maximum 10 percent allowed under the Repurchase Mandate. It is valid for one year. The Share Reissuance Mandate extends the board's authority to issue shares without preemptive rights from 20 percent to 30 percent, assuming a 20 percent request has been made under the General Issuance Mandate.

The Share Reissuance Mandate gives the board power to issue shares on the same terms and conditions (for example, in relation to discount to market price) as exist under the General Issuance Mandate.

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8. RELATED-PARTY TRANSACTIONS

ISS assesses related-party transactions on a case-by-case basis. However, all analyses are conducted from the point of view of long-term shareholder value for the company's existing shareholders.

As with many Asian markets, two types of related-party transactions are commonly seen in Hong Kong – the non-recurring transaction and the recurring service provision agreement. Commonly seen related-party transactions include (but are not limited to):

> Transactions involving the sale or purchase of goods;
> Transactions involving the sale or purchase of property and/or assets;
> Transactions involving the lease of property and/or assets;
> Transactions involving the provision or receipt of services or leases;
> Transactions involving the transfer of intangible items (e.g., research and development, trademarks, license agreements);
> Transactions involving the provision, receipt, or guarantee of financial services (including loans and deposit services);
> Transactions involving the assumption of financial/operating obligations;
> Transactions that include the subscription for debt/equity issuances; and
> Transactions that involve the establishment of joint-venture entities.

Group Finance Companies

General Recommendation: Vote against requests to deposit monies with a group finance company.

Discussion

It is not uncommon for large Chinese companies listed in Hong Kong to establish group finance companies (GFC) as an internal agent to accept deposits from, and make loans to, group companies. Shareholder approval is typically required when the company makes deposits to, obtains loans from, and/or receives other forms of financial services from a GFC.

9. CAPITAL

Debt Issuance Requests

General Recommendation: Vote non-convertible debt issuance requests on a case-by-case basis, with or without preemptive rights.

Vote for the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS’ guidelines on equity-issuance requests.

Vote for proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

In evaluating debt-related proposals, the following factors will be considered:

> Rationale/use of proceeds: Why does the company need additional capital? How will that capital be used?

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>

Terms of the debts: Are the debt instruments convertible into equity? What are the interest rate and maturity dates? Any call or put options? Often these terms will not be determined until the time of issuance of debt instruments (or when the actual loan agreement is signed). The terms of the debts would generally be determined by the market conditions, and lack of disclosure concerning these terms should not be a cause for significant concern so long as the debt is not convertible into equity.

>	Size: At a minimum, the size of the debt issuance/potential borrowing should be disclosed.
>	The company's financial position: What is the company's current leverage and how does that compare to its peers?
>

The risk of non-approval: What might happen if the proposal is not approved? Are there any alternative sources of funding? Could the company continue to fund its operations? Would it hinder the company's ability to realize opportunities?

A distinction will be made between a specific debt issuance or pledging of assets, and authority to issue or increase debt; as in the case of specific equity issuances and requests for authority to issue equity. For specific debt issuances or pledging of assets, while the above factors will be examined, in general a vote FOR these proposals will be warranted if:

>	The size of the debt being requested is disclosed;
>	A credible reason for the need for additional funding is provided;
>	Details regarding the assets to be pledged are disclosed (for specific asset pledge proposals); AND
>	There are no significant causes for shareholder concern regarding the terms and conditions of the debt.

So long as the proposal meets the above conditions, a vote ‘For’ will be warranted even if the company has a high level of debt or the proposed issuance could result in a large increase in debt. A vote ‘Against’ will be warranted only in extremely egregious cases or where the company fails to provide sufficient information to enable a meaningful shareholder review.

Where a general authority to issue debt or pledge assets is requested, in addition to the above criteria, we will oppose such proposal if it could result in a potentially excessive increase in debt. A potential increase i n debt may be considered excessive when:

>	The proposed maximum amount is more than twice the company's total debt;
>	It could result in the company's debt-to-equity ratio exceeding 300 percent (for non-financial companies); AND
>	The maximum hypothetical debt-to-equity ratio is more than three times the industry and/or market norm.

When the above conditions are met, the proposed increase in debt may be considered excessive, and thus, the proposal may warrant an ‘Against’ vote. If we do not have data regarding the normal level of debt in that particular industry or market, only the company-specific information will be considered.

Pledging of Assets for Debt

General Recommendation: Vote for proposals to approve the specific pledging of assets for debt if:

>	The size of the debt being requested is disclosed;
>	A credible reason for the need for additional funding is provided;
>	Details regarding the assets to be pledged are disclosed; AND
>	There are no significant causes for shareholder concern regarding the terms and conditions of the debt.

For proposals seeking a general authority to pledge assets for debt, the specific assets to be pledged need not be disclosed. However, in such cases, the authority should be limited such that it would not result in an excessive increase in debt. If the proposal grants excessive authority to the board or management, a vote ‘Against’ will be recommended.

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In certain countries, shareholder approval is required when a company needs to secure a debt issuance with its assets. In many cases, this is a routine request and is a formality under the relevant law. When reviewing such proposals, ISS takes into account the terms of the proposed debt issuance, the company's overall debt level, and the company's justification for the pledging of assets.

ISS will issue vote recommendations against specific requests to pledge an asset in cases where no information regarding the size of the debt to be raised is disclosed, no credible explanation for the need of funding is provided, no details regarding the assets to be pledged are disclosed, or in extreme cases where shareholders' rights and economic interests could be negatively affected. When the board is requesting a general authority to pledge assets, the details regarding the assets to be pledged need not be disclosed; however, ISS will oppose such a proposal if it would grant the board excessive authority.

Increase in Borrowing Powers

General Recommendation: Vote for proposals to approve increases in a company's borrowing powers if:

>	The size of the debt being requested is disclosed;
>	A credible reason for the need for additional funding is provided;
>	The potential increase in debt is not excessive; AND
>	There are no significant causes for shareholder concern regarding the terms and conditions of the debt.

In some countries, companies are required to seek shareholder approval for increases in their aggregate borrowing power authorities. The aggregate limit on the board's ability to borrow money is often fixed in a company's articles, and shareholder approval to change this limit is therefore legally required. ISS’ analysis of borrowing power increase requests takes into account management's stated need for the increase, the size of the increase, and the company's current gearing level. Large increases in borrowing powers can sometimes result in dangerously high debt-to-equity ratios that could harm shareholder value. If no information regarding the limit on the borrowing power is disclosed, no credible explanation for the need of funding is provided, or an increase is excessive considering the company's debt level as well as normal levels of debt in its industry or market, ISS recommends opposing the request.

Loan Guarantee Requests

Chinese companies listed in Hong Kong often provide loan guarantees for subsidiaries, affiliates, and related parties.

General Recommendation: Loan guarantee requests will be evaluated on a case-by-case basis. Generally vote against the provision of a guarantee where:

>	The identity of the entity receiving the guarantee is not disclosed;
>	The guarantee is being provided to a director, executive, parent company, or affiliated entities where the company has no direct or indirect equity ownership; or
>

The guarantee is provided to an entity in which the company's ownership stake is less than 75 percent; and such guarantee is not proportionate to the company's equity stake or other parties have not provided a counter guarantee.

When the proposed guarantee does not fall into the above criteria, vote for such request provided that there are no significant concerns regarding the entity receiving the guarantee, the relationship between the listed company and the entity receiving the guarantee, the purpose of the guarantee, or the terms of the guarantee agreement. Examples of such concerns include a previous default by the entity receiving the guarantee or a sub-investment grade credit rating.

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10. MERGERS & ACQUISITIONS

General Recommendation: Vote case-by-case on mergers and acquisitions, taking into consideration of following factors:

>

Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? If a fairness opinion has been prepared, it provides an initial starting point for assessing valuation reasonableness, but ISS also places emphasis on the offer premium, market reaction, and strategic rationale.

>	Market reaction - How has the market responded to the proposed deal? A negative market reaction will cause ISS to scrutinize a deal more closely.
>

Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

>	Negotiations and process - Were the terms of the transaction negotiated at arms-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders.
>

Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. ISS will consider whether these interests may have influenced these directors and officers to support or recommend the merger .

>

Governance - Will the combined company have a better or worse governance profile than the respective current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

11. SOCIAL/ENVIRONMENTAL ISSUES

Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor covered standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short term or long term.

General Recommendation: Generally vote case-by-case, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will be considered:

>	If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;
>	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
>	Whether the proposal's request is unduly burdensome (scope, timeframe, or cost) or overly prescriptive;
>	The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
>

If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

>

If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

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This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the "Information") is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of a n offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF

ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS for A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits ), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

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Japan

Proxy Voting Guidelines
2015 Benchmark Policy Recommendations

Effective for Meetings on or after February 1, 2015

Published January 7, 2015

www.issgovernance.com
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2015 Japan Proxy Voting Guidelines

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8. SHAREHOLDER PROPOSALS	13

9. SOCIAL/ENVIRONMENTAL ISSUES	13
Global Approach	13

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1. ROUTINE/MISCELLANEOUS

Approval of Financial Statements

General Recommendation: Generally vote for the approval of financial statements, unless:

>	External auditor expressed no opinion, or raised concerns; or
>	Statutory auditors/audit committee raised concerns; or
>	There are concerns about the financial statements presented or audit procedures used.

Income Allocation

General Recommendation: Generally vote for approval of income allocation, unless:

>	Payout ratio is consistently low without adequate justification; or
>	Payout ratio is too high, potentially damaging financial health.

Election of Statutory Auditors

General Recommendation: Generally vote for the election of statutory auditors, unless:

>	The outside statutory auditor nominee is regarded as non-independent based on ISS independence criteria for Japan; or
>	The outside statutory nominee attended less than 75 percent of meetings of the board of directors or board of statutory auditors during the year under review; or
>	The statutory auditor is judged to be responsible for clear mismanagement or shareholder-unfriendly behavior.
>

Egregious actions related to a statutory auditor's service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Audit Firm Appointments

General Recommendation: Generally vote for the appointment of audit firms, unless there are serious concerns related to changing auditors.

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2. ELECTION OF DIRECTORS

General Recommendation: ISS has three policies for director elections in Japan: one for companies with a statutory auditor board structure, one for companies with a U.S.-type three committee structure, and one for companies with a board with audit committee structure.

1.	At companies with a statutory auditory structure: vote for the election of directors, except:

>

Top executive(s)[1] at a company that has underperformed in terms of capital efficiency (i.e., when the company has posted average return on equity (ROE) of less than five percent over the last five fiscal years)[2], unless an improvement[3] is observed;

>	Top executive(s) if the board, after the shareholder meeting, does not include at least one outsider, regardless of independence;
>

Top executive(s) at a company that has a controlling shareholder, where the board, after the shareholder meeting, does not include at least two independent directors based on ISS independence criteria for Japan;

>	An outside director nominee who attended less than 75 percent of board meetings during the year under review[4]; or
>

Top executive(s) who are responsible for not implementing a shareholder proposal which has received a majority[5] of votes cast, or not putting a similar proposal on the ballot as a management proposal the following year (with a management recommendation of for), when that proposal is deemed to be in the interest of independent shareholders.

2.	At companies with a U.S.-type three committee structure: (In addition to the guidelines for companies with a statutory auditor structure) vote for the election of directors, except where:

>	An outside director nominee is regarded as non-independent based on ISS independence criteria for Japan, and the board, after the shareholder meeting, is not majority independent; or
>

Where the company has a controlling shareholder, a director nominee sits on the nomination committee and is an insider, or non-independent outsider, when the board, after the shareholder meeting, does not include at least two independent directors based on ISS independence criteria for Japan.

3.	At companies with a board with audit committee structure: (In addition to the guidelines for companies with a statutory auditor structure) vote for the election of directors, except where:

>	An outside director nominee who is also nominated as an audit committee member[6] is regarded as non-independent based on ISS independence criteria for Japan.
>	Regardless of governance structure, under extraordinary circumstances, vote against individual directors, members of a committee, or the entire board, due to:

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1  In most cases, the top executive will be the “shacho” (president). However, there are companies where the decision-making authority also rests with the “kaicho” (executive chairman) or “daihyo torishimariyaku” (representative director).

2  Exceptions may be considered for cases such as where the top executive has newly joined the company in connection with a bailout or restructuring. This policy will not be applied to companies which have been public for less than five years.

3  Improvement is defined as ROE of five percent or greater for the most recent fiscal year.

4   The attendance of inside directors is not disclosed in Japan.

5   Many Japanese shareholder proposals are submitted as article amendments, which require supermajority support in order to pass.

6   Outside director nominees who are not nominated as audit committee members are not subject to this policy.

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>	Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;
>	Failure to replace management as appropriate; or
>

Egregious actions related to a director's service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Mulitple Outsiders- Policy for 2016

General Recommendation: Starting in February 2016, vote against the top executive(s) at a company if the board after the shareholder meeting does not include multiple outsiders[7].

Discussion

ISS believes that a voting policy in a given market should reflect specific characteristics of that market. In Japan, lack of board independence is the core governance issue. A lack of board independence makes it difficult for shareholders' voices to be reflected in board discussions. Japanese boards are often criticized for shareholder unfriendly decisions, such as hoarding cash, and tying up assets in cross-shareholdings. In other cases, they appear reluctant to sell or shut down unprofitable businesses, thus putting the interests of company insiders ahead of the benefits for common shareholders. Alternatively, Japanese corporate managers are often criticized for not taking risks in making value enhancing strategic investment decisions for future growth, due to a consensus-based decision-making process on boards dominated by insiders.

These problematic practices, which tend to lead to low capital efficiency, can be assessed by evaluating ROE. The updated policy therefore is adopted to augment the current policy of opposing top executives on all-insider boards (intended to increase board independence), by newly applying a financial metric which measures shareholder value creation, which in turn should be the ultimate goal of increasing board independence.

ROE is not the sole indicator to measure shareholder value creation, but it still can be a viable metric in the context of Japanese corporate governance for the following reasons.

First, many investors have cited low capital efficiency as a primary reason for the low returns from Japanese equity investments over the years. Indeed, Japanese companies' ROE is low compared to other markets. According to the Ito Review8 by the Ministry of Economy, Trade and Industry, the average ROE for fiscal 2012 was only 5.3 percent for Japanese companies, compared to 22.6 percent for U.S. companies and 15.0 percent for European companies. In the report, Japanese companies are encouraged to increase their ROEs "in a manner befitting their respective businesses and connect this activity to generating sustainable growth." It also notes that ". [Japanese] companies should be conscious that the minimum expected level of ROE is 8%, and should strive to further increase their ROEs beyond this level."

Second, the recent corporate governance debate in Japan has evolved with ROE as an important element. The Abe administration's economic policy includes measures to improve Japanese companies' capital efficiency. The administration requested the Tokyo Stock Exchange and Nikkei to create a new equity index to be composed of companies deemed shareholder friendly. The new JPX Nikkei 400 index, launched in response to the request, evaluates, among other factors, ROE to select index component companies, with a view to increasing awareness of the importance of ROE among Japanese companies.

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7  "Multiple outsiders" could mean two outsiders (regardless of independence) or two outsiders (at least one of whom is independent). The definition may depend on factors such as the provisions of Japan's Corporate Governance Code, currently in the draft stage. The new policy may initially be applied only to large companies (i.e., those in major indices).

8   http://www.meti.go.jp/english/press/2014/0806_04.html

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In addition, at the request of the administration, the Financial Services Agency released in February Japan's Stewardship Code9 for investors holding Japanese equities, which aims to increase constructive shareholder engagement with companies. Measures to increase capital efficiency are cited in the code as one topic for such engagement. As of August 29, 160 institutions have signed the code.

According to ISS' 2013-14 policy survey results, a significant majority of investor respondents indicated that ISS should either always consider company performance when evaluating directors or consider it when a company has exhibited problematic governance practices that the board does not appear to be addressing.

In fact, Japanese institutional shareholders have already used ROE (in many cases a 3 - 5 percent ROE threshold) as a key factor when evaluating director election proposals, to address the issue of low capital efficiency at Japanese companies. The approach was originally inspired by the Pension Fund Association (PFA) of Japan, which employed a director election policy factoring in ROE beginning in 2007. Although the PFA currently does not have a stated ROE-based director election policy, domestic institutional shareholders continue to employ ROE in voting on directors.

As Japanese boards virtually function as management committees, rather than as supervising organs, it is reasonable for shareholders to oppose top executives when performance is poor. Note that 98 percent of Japanese companies employ a statutory auditor system, under which they do not have legally binding nomination committees. Therefore, it is unrealistic to expect that board members could remove top executives when necessary. The updated policy reflects the unique market circumstances of Japan.

The 5 percent threshold was chosen as a minimum ROE level acceptable to investors as an equity risk premium, based on discussions with institutional investors in Japan holding Japanese equities. Therefore, the threshold should be interpreted as a minimum acceptable level and not as a target. The five year measurement period was chosen so as not to penalize companies for a short-term performance downturn which could be needed for investments for sustainable growth over the long term.

Multiple Outsiders: Corporate governance in Japan has long been criticized for lack of outside director oversight. However, the situation has changed. Companies with at least one outside director made up a minority of those companies tracked by ISS until recently, but the proportion of such companies, which had been increasing by one to two percentage points every year, began to increase sharply in 2013. As of June 2014, only 29 percent of listed company boards lack even a single outside director, according to ISS data.

In 2013, ISS began recommending against top executives if the board after the shareholder meeting did not include at least one outsider, regardless of independence. It was in 2010 when more than half of Japanese companies started to have at least one outsider for the first time. Given that a majority of Japanese boards have at least one outsider, having outsiders on the board is no longer an alien concept among the Japanese business community, corporations and institutional shareholders alike.

In fact, today, a majority of large Japanese companies already have at least two outside directors. Of Nikkei 225 index member companies, 72 percent have multiple outsiders, and of companies constituting the JPX-Nikkei 400 index, 55 percent have multiple outsiders (as of September 2014). Given this progress, strengthening the board independence threshold by requiring multiple outsiders, particularly for such large companies, is reasonable.

Under the new approach, the policy will not be implemented until 2016. This one-year moratorium is intended to give companies sufficient time to recruit qualified outside director candidates. For 2015, we will not recommend against a top executive if the board has only one outsider.

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 9  http://www.fsa.go.jp/en/refer/councils/stewardship/index.html

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ISS Independence criteria for Japan

Those outside director candidates falling into any of the following categories should be regarded as non-independent:

>	Individuals who work or worked at major shareholders of the company in question;
>	Individuals who work or worked at main lenders/banks to the company in question;
>	Individuals who work or worked at the lead underwriter(s) of the company in question;
>	Individuals who work or worked at business partners of the company in question and the transaction value is material from the recipient’s perspective or is not disclosed;
>	Individuals who worked at the company's audit firm;
>	Individuals who offer or offered professional services such as legal advice, financial advice, tax advice or consulting services to the company in question; or
>	Individuals who have a relative(s) working at the company in question.

3. ARTICLE AMENDMENTS

Amendments are nearly always bundled together as a single voting resolution, and ISS' general approach is to oppose article amendments as a whole when they include changes ISS opposes. The following are some of the most common or significant types of changes to articles.

Expansion of business activities

General Recommendation: Generally vote for an expansion of business activities, unless a company has performed poorly for several years and seeks business expansion into a risky enterprise unrelated to its core business.

Adoption of a U.S.-style three committee board structure

General Recommendation: Generally vote for the adoption of a U.S. style, three-committee board structure, unless none of the outside director candidates meets ISS criteria on independence.

Adoption of a Board with Audit Committee Structure (Japan)

General Recommendation: Generally vote for an article amendment to adopt a board with audit committee structure. However, if the adoption of the new governance structure would eliminate shareholders' ability to submit shareholder proposals on income allocation, vote against the article amendments. Vote case-by-case if the board currently has a three-committee structure.

Increase in authorized capital

General Recommendation: Generally vote case-by-case on this request if the company explicitly provides reasons for the increase.

If the company does not provide reasons for the increase, generally vote for proposals to increase authorized capital, unless:

>	The increase in authorized capital exceeds 100 percent of the currently authorized capital; or
>	The increase leaves the company with less than 30 percent of the proposed authorized capital outstanding; or
>	The increase is intended for a poison pill, which ISS opposes.

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Creation/modification of preferred shares/class shares

General Recommendation: Generally vote case-by-case on this request.

Repurchase of shares at board's discretion

General Recommendation: Generally vote against this change.

Allow company to make rules governing the exercise of shareholders' rights

General Recommendation: Generally vote against this change.

Limit rights of odd shareholders

General Recommendation: Generally vote for this change.

Lower quorum requirement

General Recommendation: Generally vote against this proposal.

Amendments related to takeover defenses

General Recommendation: Generally vote for this proposal, unless ISS opposes or has opposed the poison pill proposal by itself.

Decrease in maximum board size

General Recommendation: Generally vote for this proposal, unless the decrease eliminates all vacant seats, leaving no flexibility to add shareholder nominees or other outsiders to the board without removing an incumbent director.

Supermajority vote requirement to remove a director

General Recommendation: Generally vote against proposals seeking a supermajority requirement to remove a director.

Reduce directors' term in office from two years to one year

General Recommendation: Generally vote for proposals to reduce a director’s term to one year.

Remove language preventing classification of board

General Recommendation: Generally vote against proposals seeking to remove language preventing classified boards.

Limitations of liability for directors/statutory auditors

General Recommendation: Generally vote for this proposal.

Limitations of liability for external auditors

General Recommendation: Generally vote against proposals limiting liability for external auditors.

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Payment of dividends at the board's discretion

General Recommendation: Generally vote against proposals allowing the board to pay dividends at its discretion.

Management buyout related amendments

General Recommendation: Generally vote case-by-case on management related buyout amendments.

4. COMPENSATION

Annual Bonuses for Directors/Statutory Auditors

General Recommendation: Vote for approval of annual bonuses, unless recipients include those who are judged to be responsible for clear mismanagement or shareholder-unfriendly behavior.

Retirement Bonuses

General Recommendation: Generally vote for approval of retirement bonuses, unless:

> Recipients include outsiders[10]; or
> Neither the individual payments nor the aggregate amount of the payments is disclosed; or
> Recipients include those who are judged to be responsible for clear mismanagement or shareholder-unfriendly behavior.

Special Payments in Connection with Abolition of Retirement Bonus System

General Recommendation: Generally vote for approval of special payments in connection with abolition of retirement bonus system, unless:
> Recipients include outsiders[11]; or
> Neither the individual payments nor the aggregate amount of the payments is disclosed; or
> Recipients include those who are judged to be responsible for clear mismanagement or shareholder-unfriendly behavior.

Stock Option Plans/Deep-Discounted Stock Option Plans

Stock Option Plans

General Recommendation: Generally vote for approval of stock option plans, unless:

> Total dilution from proposed plan(s) and previous option plans exceeds 5 percent for mature companies, or 10 percent for growth companies; or;

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10 However, in rare occasions, ISS may support payment to outsiders on a case-by-case basis, if the individual amount is disclosed and not excessive.

11  Id.

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>	Recipients include individuals who are not in a position to affect the company's stock price, including employees of business partners or unspecified "collaborators;" or
>	The maximum number of options that can be issued per year is not disclosed.

Deep-Discounted Stock Option Plans

General Recommendation: Generally vote for approval of deep-discounted stock option plans, unless:

>	Total dilution from proposed plan(s) and previous option plans exceeds 5 percent for mature companies, or 10 percent for growth companies; or
>	Recipients include individuals who are not in a position to affect the company's stock price, including employees of business partners or unspecified "collaborators;" or
>	The maximum number of options that can be issued per year is not disclosed; or
>	No specific performance hurdles are specified (However, if the vesting period before exercise lasts for at least three years, this policy may not apply).

Director Compensation Ceiling

General Recommendation: Generally vote for proposals seeking to increase director fees, if:

>	The specific reason(s) for the increase are explained; or
>	The company is introducing or increasing a ceiling for performance-based compensation.

Vote case-by-case on proposals seeking to increase director fees, taking into account the company's stock price performance and capital efficiency if:

>	The proposals are intended to increase fixed cash compensation or do not specify whether it is fixed or performance-based compensation which will be increased.

Generally vote against proposals seeking to increase director fees if there are serious concerns about corporate malfeasance.

Statutory Auditor Compensation Ceiling

General Recommendation: Generally vote for proposals seeking to increase statutory auditor compensation ceiling, unless statutory auditors are judged to be responsible for clear mismanagement or shareholder-unfriendly behavior.

5. SHARE REPURCHASE PLANS

General Recommendation: Vote for the share repurchase plans, unless:

>	The proposed repurchase plan exceeds 10 percent of issued share capital without explanation; or
>	There are serious concerns about a possible adverse impact on shareholder value.

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6. TAKEOVER DEFENSE PLANS (POISON PILLS)

General Recommendation: Generally vote for the approval of takeover defense plans (poison pills), unless:

(Necessary conditions)
>	The board does not include at least 20 percent (but no fewer than two) independent directors after the shareholder meeting; or
>	These independent directors fail to meet ISS guidelines on board meeting attendance; or
>	The directors are not subject to annual election; or
>	One or more members of the bid evaluation committee cannot be regarded as independent based on ISS criteria for independence; or
>	The trigger threshold is set at less than 20 percent of shares outstanding; or
>	The duration of the poison pill exceeds three years; or
>

There are other protective or entrenchment tools that can serve as takeover defenses, including blocking stakes held by management-friendly shareholders, or setting the maximum board size to the actual board size to eliminate vacant seats, or tightening of procedures for removing a director from office; or

>	The company fails to release its proxy circular at least three weeks prior to the meeting, to give shareholders sufficient time to study the details of the proposal and question management about them.

(Second stage of analysis)

>	The company has not disclosed what specific steps it is taking to address the vulnerability to a takeover by enhancing shareholder value.

7. MERGERS & ACQUISITIONS, THIRD–PARTY SHARE ISSUANCES (PRIVATE PLACEMENTS)

For every M&A and Third-Party Placement analysis, ISS reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

General Recommendation: Generally vote case-by-case on mergers, acquisitions, and third-party placements, taking into account the following:

>	Valuation – Is the value to be received by the target shareholders (or paid by the acquirer) reasonable?
>	Market reaction – How has the market responded to the proposed deal? A negative market reaction will cause ISS to scrutinize a deal more closely.
>

Strategic rationale – Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

>

Conflicts of interest – Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? ISS will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.

>

Governance – Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

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8. SHAREHOLDER PROPOSALS

General Recommendation: Vote all shareholder proposals on a case-by-case basis.

Generally vote for proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Generally vote against proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

9. SOCIAL/ENVIRONMENTAL ISSUES

Global Approach

Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor covered standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short term or long term.

General Recommendation: Generally vote case-by-case, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will be considered:

> If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;
> If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
> Whether the proposal's request is unduly burdensome (scope, timeframe, or cost) or overly prescriptive;
> The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
>

If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

>

If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

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This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the "Information") is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS for A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

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Korea

Proxy Voting Guidelines
2015 Benchmark Policy Recommendations

Effective for Meetings on or after February 1, 2015

Published December 22, 2014

www.issgovernance.com
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2015 Korea Proxy Voting Guidelines

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1. APPROVAL OF FINANCIAL STATEMENTS (AND DECLARATION OF CASH OR STOCK DIVIDENDS)

General Recommendation: Generally vote for the approval of financial statements (and declaration of cash or stock dividends), unless:
> The dividend payout ratio has been consistently low without adequate justification;
> The payout is excessive given the company's financial position;
> There are concerns about the accounts presented or audit procedures used; or
> The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

2. AMENDMENTS TO THE ARTICLES OF INCORPORATION

Proposals are always presented in a bundled manner. As such, in cases where the negative provisions proposed in a resolution outweigh any positive ones, vote against the whole resolution. Shareholders are advised to carefully scrutinize any changes to a company's articles as shareholders will not likely have any chance in the future to reverse the amendments once the amended articles are in place.

The following are frequently proposed amendments in Korea:

Issuance limit on new shares or convertible securities

General Recommendation: The most contentious aspect in this proposal pertains to articles that permit companies to issue new shares, convertible bonds, and/or bonds with warrants without triggering existing shareholders' preemptive rights. Generally vote for these article amendments, unless:

> The potential dilution ratio to existing shareholders does not exceed 20 percent; and
> The proposed issuance limit of new shares is set at no higher than 20 percent of issued shares.

Increase in authorized capital

General Recommendation: Generally vote for increases in authorized capital, unless:

> The increase in authorized capital exceeds 100 percent of the current authorized capital without any justification; or
> The increase in the authorized capital results in less than 30 percent of the proposed authorized capital on issue.

Stock split / reverse stock split

General Recommendation: Generally vote for stock splits or reverse stock splits unless there is potential dilution impact on existing shareholders as a result of stock split and/or reverse stock split.

Preferred stock / non-voting common shares

General Recommendation: Generally vote for the creation of a new class of preferred stock, or the issuance of preferred stock up to 50 percent of the issued capital, unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

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Diversification / expansion of business objectives

General Recommendation: Generally vote for proposals to expand business objectives unless the new business takes the company into risky areas.

Establishment of audit committee

General Recommendation: Generally vote for the establishment of an audit committee as a replacement for the internal auditor system.

Stock option grant

General Recommendation: Generally vote for a proposed stock option grant, unless:

> The maximum dilution level under the plan exceeds 5 percent of issued capital for a mature company; or
> The maximum dilution level under the plan exceeds 10 percent for a growth company.

Amend quorum requirements

General Recommendation: Vote case-by-case on proposals to amend quorum requirements. Vote against proposals to adopt a supermajority voting requirement for the removal of directors or internal auditors.

Cumulative voting

General Recommendation: Generally vote against proposals to introduce a provision that will prohibit the use of cumulative voting in director elections.

Golden parachute clause

General Recommendation: Generally vote against proposals to introduce a provision that entitles the company's directors to an excessive level of remuneration in the event that they are dismissed or terminated.

Authorizing board to approve financial statements and income allocation

General Recommendation: Generally vote against proposals to introduce a provision that gives the board of directors the authority to approve financial statements and income allocation (including dividend payout). Insertion of such a clause would potentially take away shareholders' right to approve the company's dividend payment decision without any countervailing benefits.

3. ELECTION OF DIRECTORS

Korean law imposes two different sets of corporate governance standards on listed companies – one for companies whose asset size is greater than KRW 2 trillion (large companies) and the other for companies whose asset size is below KRW 2 trillion (small companies). Under Korean law, large company boards must have a majority of outside directors, and small companies are required to have a board on which one-fourth of the directors are outsiders.

General Recommendation: Generally vote for the re/election of directors, unless:

> Adequate disclosure has not been provided in a timely manner;
> An outside director sits on more than two public company boards, in violation of the Commercial Act and accompanying presidential decree;

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>

An outside director has attended less than 75 percent of board meetings[1] over the most recent fiscal year, without a satisfactory explanation. Acceptable reasons for director absences are generally limited to the following:

> Medical issues/illness;
> Family emergencies;
> The director has served on the board for less than a year; and
> Missing only one meeting (when the total of all meetings is three or fewer);
>	For large companies, any non-independent director nominees (under ISS classification) where the board is less than majority-independent.

Where adequate disclosure has been provided, generally vote for the election of a CEO, managing director, executive chairman, or founder whose removal from the board would be expected to have a material negative impact on shareholder value.

Under extraordinary circumstances, vote against individual directors, members of committees, or the entire board, due to:

>	Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;
>	Failure to replace management as appropriate; or
>

Egregious actions related to a director's service on other boards that raise substantial doubt about his/her ability to effectively oversee management and serve the best interests of shareholders at any company.

Generally vote against directors for failure to remove a director convicted of wrongdoing from the board.

For cases where the election of multiple directors is presented as a bundled item, vote against the entire slate of directors if one of the nominees presents any of the governance concerns highlighted above.

4. ELECTION OF AUDIT COMMITTEE MEMBERS (OR INTERNAL AUDITOR)

Under Korean law, large companies are required to establish an audit committee comprising a minimum of three members, two-thirds of whom should be outside directors (including the chair). Korean law also requires that at least one audit committee member possess accounting or related financial management expertise or experience.

Election of Audit Committee Member(s)

General Recommendation: Vote case-by-case on the election of audit committee members. Consider the history of a particular director when deciding whether to vote in favor of his or her (re)election.

Examples of circumstances where a vote against an audit committee member's (re)election should be considered include:

>	There are serious concerns about the statutory reports presented or audit procedures used;
>	A director has had significant involvement with a failed company;
>	A director has in the past appeared not to have acted in the best interests of all shareholders;
>

A director has breached fiduciary duties or engaged in willful misconduct or gross negligence in his/her capacity as a director (irrespective of whether such wrongdoing brings claims of losses and damages to the company);

>	A director has been indicted by the Prosecutors' Office and there are pending investigations;

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1 Korean law requires companies to disclose the attendance of only outside directors.

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>	An outside director has attended less than 75 percent of board meetings in the most recent financial year, without a satisfactory explanation;
>	An outside director sits on more than two public company boards, in violation of the Commercial Act and accompanying presidential decree;
>	An inside director seeks to become an audit committee member (for large companies only);
>	A director has engaged in some significant transactions with the company in the last three years and he/she cannot reasonably be seen to have the necessary objectivity and independence; or
>	Other questions exist concerning any of the audit committee members being appointed.

Election of Internal Auditor(s)

Under Korean law, small companies are required to appoint at least one internal auditor. These companies may alternatively choose to establish an audit committee.

General Recommendation: Vote case-by-case on the election of audit committee members. Consider the history of a particular internal auditor when deciding whether to vote in favor of his or her (re)election.

Examples of circumstances where a vote against an internal auditor's (re)appointment should be considered include:

>	There are serious concerns about the statutory reports presented or audit procedures used;
>	The internal auditor(s) has previously served the company in an executive capacity or can otherwise be considered affiliated with the company;
>	A nominee has had significant involvement with a failed company;
>

A nominee has breached fiduciary duties or engaged in willful misconduct or gross negligence in his/her capacity as an internal auditor (irrespective of whether such wrongdoing brings claims of losses and damages to the company);

>	A nominee has been indicted by the Prosecutor's Office and there are pending investigations;
>	A nominee has engaged in some significant transactions with the company in the last three years and he/she cannot reasonably be seen to have the necessary objectivity and i ndependence; or
>	Other questions exist concerning any of the internal auditors being appointed.

For those small companies which choose to create an audit committee in place of the internal auditor system vote for the election of an inside director as an audit committee member only if the company's audit committee, after the election, satisfies the legal requirement.

5. COMPENSATION

Remuneration Cap for Directors

General Recommendation: Generally vote for approval of the remuneration cap for directors, unless:

>	The proposed cap on directors' remuneration is excessive relative to peer companies' remuneration without reasonable justification; or
>	The company is asking for an increase in the remuneration cap where the company has not provided a reasonable justification for the proposed increase.

Remuneration Cap for Internal Auditors

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General Recommendation: Generally vote for approval of the remuneration cap for internal auditors, unless there are serious concerns about the statutory reports presented or audit procedures used.

Stock Option Grants

In Korea, the manner in which stock options are granted and exercised is stipulated under the law.

Under Korean law, companies are allowed to grant stock options up to 15 percent of the total number of issued shares pursuant to a shareholder meeting resolution. The board is also allowed to grant stock options up to 3 percent of the total issued shares and to seek shareholders' approval retrospectively at the first general meeting after the grant.

General Recommendation: Generally vote for stock option grant proposals, unless:

> The maximum dilution level under the plan exceeds 5 percent of issued capital for a mature company; or
> The maximum dilution level under the plan exceeds 10 percent for a growth company.

Amendments to Terms of Severance Payments to Executives

General Recommendation: Generally vote for the establishment of, or amendments, to executives' severance payment terms, unless:

> The company fails to provide any information in regard to the changes to the terms of severance payments to executives;
> The negative provisions proposed in a resolution outweigh any positive ones; and/or
> The company proposes to introduce a new clause that is effectively a golden parachute clause.

6. SPINOFF AGREEMENT

General Recommendation: Generally vote for the approval of a spinoff agreement, unless:

> The impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group;
> The company's structure following the spinoff does not reflect good corporate governance;
> There are concerns over the process of negotiation that may have had an adverse impact on the valuation of the terms of the offer; and/or
> The company does not provide sufficient information upon request to make an informed voting decision.
There is an accompanying reduction in capital.

Generally vote for proposals to reduce capital for routine purposes unless the terms are unfavorable to shareholders.

7. REDUCTION IN CAPITAL

Reduction in capital accompanied by cash consideration

General Recommendation: Generally vote for proposals to reduce a company's capital that accompany return of funds to shareholders and are part of a capital-management strategy and an alternative to a buyback or a special dividend. Such a resolution is normally implemented proportionately against all outstanding capital, and therefore do not involve any material change relative to shareholder value.

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Reduction in capital not accompanied by cash consideration

General Recommendation: Generally vote for proposals to reduce capital that do not involve any funds being returned to shareholders. A company may take this action if its net assets are in danger of falling below the aggregate of its liabilities and its stated capital. Such proposals are considered to be routine accounting measures.

8. MERGER AGREEMENT, SALES/ACQUISITION OF COMPANY ASSETS, AND FORMATION OF HOLDING COMPANY

General Recommendation: Generally vote for the approval of a sale of company assets, merger agreement, and/or formation of a holding company, unless:

>	The impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group;
>	The company's structure following such transactions does not reflect good corporate governance;
>	There are concerns over the process of negotiation that may have had an adverse impact on the valuation of the terms of the offer;
>	The company does not provide sufficient information upon request to make an informed voting decision; and/or
The proposed buyback price carries a significant premium at the date of writing, conferring on shareholders a trading opportunity.

Discussion

The company-level transactions that require shareholders' approval include: sale/acquisition of a company's assets or business unit; merger agreements; and formation of a holding company. For every analysis, ISS reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors.

Valuation

Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, ISS places emphasis on the offer premium, market reaction, and strategic rationale.

In Korea, under the Capital Market and Financial Investment Business Act (CMFIB), a fairness opinion is not required for companies with listed shares because the Act specifically sets out all relevant steps and the manner in which the proportion of shares should be divided between the acquirer and target. The CMFIB requires the stock swap ratio between listed companies to be determined by a specific formula which is based on the historical prices and trading volumes.

For transactions between an unlisted company and a listed company, a fairness opinion should be obtained from the independent advisers who review the fairness of the stock swap ratio and the compliance with the governing laws and regulations.

Market reaction

How has the market responded to the proposed deal? How did the company's stock price react following the announcement compared to those of its peers? A negative market reaction will cause ISS to scrutinize a deal more closely.

Strategic rationale

Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

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2015 Korea Proxy Voting Guidelines

Conflicts of interest

Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-inside shareholders? ISS will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.

Governance

Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Trading opportunity from the dissident's right

Does the proposed buyback price carry a premium or confer on shareholders a trading opportunity?

In Korea, the Corporate Act entitles shareholders to exercise a dissident's right (also known as a right of withdrawal, appraisal right, or buyback right) when the company resolves to engage in such transactions as a sale/acquisition of business, merger, or formation of a holding company.

A dissident's right is the right of shareholders to have their shares bought back by the company at a pre-determined buyback price in the event that shareholders dissent with management on a proposed merger. The manner in which the share buyback price is determined is stipulated under Korean law.

ISS considers whether the proposed buyback price carries a significant premium as of the date of analysis and states in the analysis whether the proposed buyback price confers on shareholders a trading opportunity at the time of analysis. However, shareholders who are interested in exercising the right of withdrawal are advised to reevaluate the size of premium/discount attached to the proposed buyback price, if any, closer to the meeting date and ensure that a written notice of intention of dissent is submitted well in advance of the general meeting.

9. SHAREHOLDER PROPOSALS

General Recommendation: Generally vote for shareholder proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Generally vote against proposals that potentially limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

Generally vote against shareholder-nominated candidates who lack board endorsement, unless they demonstrate a clear ability to contribute positively to board deliberations.

10. SOCIAL/ENVIRONMENTAL ISSUES

Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor covered standards and human rights, workplace and board diversity, and corporate political issues.

While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short term or long term.

General Recommendation: Generally vote case-by-case, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will be considered:

> If the issues presented in the proposal are more appropriately or effectively dealt wi th through legislation or government regulation;
> If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;

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>	Whether the proposal's request is unduly burdensome (scope, timeframe, or cost) or overly prescriptive;
>	The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
>

If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

>

If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

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This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the "Information") is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF

ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS for A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

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Singapore

Proxy Voting Guidelines
2015 Benchmark Policy Recommendations

Effective for Meetings on or after February 1, 2015

Published December 22, 2014

www.issgovernance.com
© 2014 ISS | Institutional Shareholder Services

2015 Singapore Proxy Voting Guidelines

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2015 Singapore Proxy Voting Guidelines

1. OVERVIEW

Singapore companies are required to provide meeting notices at a minimum of 14 days before the meeting while accounts presented at the AGM shall be made up to a date of not more than four months before the AGM.

>	Approval of financial statements and statutory reports;
>	Dividend distribution;
>	Election of directors;
>	Approval of remuneration of directors;
>	Auditor appointment and approval of auditor remuneration;
>	Capital raising requests;
>	Compensation proposals.

Other items that may be submitted for shareholder approval include:

>	Debt issuance requests;
>	Amendments to articles of associations;
>	Related-party transactions;
>	Mergers and acquisition.

Policies in this document are presented in the order that generally appears on the ballot.

2. OPERATIONAL ITEMS

Approval of Financial Statements and Statutory Reports

General Recommendation: Vote for approval of financial statements and director and auditor reports, unless:

>	There are concerns about the accounts presented or audit procedures used; or
>	The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Dividend Distribution

General Recommendation: Generally vote for approval of the allocation of income, unless:

>	The dividend payout ratio has been consistently below 30 percent without adequate explanation; or
>	The payout is excessive given the company's financial position.

3. BOARD OF DIRECTORS

Election of Directors

General Recommendation: Generally vote for the re/election of directors, unless:

>	The nomine has been a partner of the company's auditor within the last three years, and serves on the audit committee;

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>

The nomine has attended less than 75 percent of board and key committee meetings over the most recent fiscal year, without a satisfactory explanation. Acceptable reasons for director absences are generally limited to the following:

> Medical issues/illness;
> Family emergencies;
> The director has served on the board for less than a year; and
> Missing only one meeting (when the total of all meetings is three or fewer).
>	The nomine is an executive director serving on the audit, remuneration or nomination committee;
>

The nominee sits on a total of more than six public company boards (ISS will accept a commitment by an overboarded director to step down from one or more boards at the next annual meeting of the company or companies in question, if that will bring the total number of boards to no more than six); or

>	Any non-independent director nominees where the board is less than one-third independent under ISS classification of directors.

In making these recommendations, ISS generally will not recommend against the election of a CEO, managing director, executive chairman, or founder whose removal from the board would be expected to have a material negative impact on shareholder value.

Generally vote against all members of the audit committee up for reelection if:

>	The non-audit fees paid to the auditor are excessive; or
>	The company did not disclose the audit fees and/or non-audit fees in the latest fiscal year.

Under extraordinary circumstances, vote against individual directors, members of a committee, or the entire board, due to:

>	Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;
>	Failure to replace management as appropriate; or
>

Egregious actions related to a director's service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Director Tenure

Under ISS Classification of Directors, an independent non-executive director shall be considered non-independent if such director serves as a director for more than 9 years, if the company fails to disclose the reasons why such director should still be considered independent, or where such reasons raise concerns regarding the director's true level of independence.

Voting for Director Nominees in Contested Elections

General Recommendation: Vote case-by-case on the election of directors in contested elections, including election of shareholder nominees or the dismissal of incumbent directors.

For shareholder nominees, ISS places the persuasive burden on the nominee or the proposing shareholder to prove that they are better suited to serve on the board than management's nominees. Serious consideration of shareholder nominees will be given only if there are clear and compelling reasons for the nominee to join the board. These nominees must also demonstrate a clear ability to contribute positively to board deliberations; some nominees may have hidden or narrow agendas and may unnecessarily contribute to divisiveness among directors.

The major decision factors are:

>	Company performance relative to its peers;
>	Strategy of the incumbents versus the dissidents;
>	Independence of directors/nominees;

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2015 Singapore Proxy Voting Guidelines

> Experience and skills of board candidates;
> Governance profile of the company;
> Evidence of management entrenchment;
> Responsiveness to shareholders;
> Whether a takeover offer has been rebuffed.

When analyzing proxy contests/ shareholder nominees, ISS focuses on two central questions:

(1) Have the dissidents proved that board change is warranted? and
(2) (2) if so, are the dissident board nominees likely to effect positive change (i.e., maximize long-term shareholder value)?

4. REMUNERATION

Directors Fees

General Recommendation: Generally vote for resolutions regarding directors' fees unless they are excessive relative to fees paid by other companies of similar size.

Equity Compensation Plans

General Recommendation: Generally vote for an equity-based compensation plan unless:

>

The maximum dilution level for the scheme exceeds 5 percent of issued capital for a mature company and 10 percent for a growth company. However, ISS will support plans at mature companies with dilution levels up to 10 percent if the plan includes other positive features such as challenging performance criteria and meaningful vesting periods as these features partially offset dilution concerns by reducing the likelihood that options will become exercisable unless there is a clear improvement in shareholder value. In addition, ISS will support a plan's dilution limit that exceeds these thresholds if the annual grant limit under the plan is 0.5 percent or less for a mature company (1 percent or less for a mature company with clearly disclosed performance criteria) and 1 percent or less for a growth company.

> The plan permits options to be issued with an exercise price at a discount to the current market price; or

> Directors eligible to receive options or awards under the scheme are involved in the administration of the scheme and the administrator has the discretion over their awards.[1]

5. AUDIT

General Recommendation: Vote for the appointment of auditors and authorizing the board to fix their remuneration, unless:

> There are serious concerns about the accounts presented or the audit procedures used;

----------------------
[1] Equity awards granted or taken in lieu of cash fees generally would not be considered discretionary awards.

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> The auditor is being changed without explanation; or
> The non-audit fees exceed the total fees paid to the external auditor in the latest fiscal year without satisfactory explanation.

Whilst ISS will consider the nature and scope of non-audit fees when assessing their magnitude, where non-audit fees have constituted more than 50 percent of total auditor compensation during the most recent fiscal year, ISS will ordinarily not recommend support for the reappointment of the audit firm. ISS will make an exception to this policy if excessive non-audit fees are in relation to special projects or due to unusual circumstance, and are not recurring in nature and are unlikely to create conflicts of interest. An example of acceptable "non-audit" fees would be fees for a special audit in connection with an IPO.

6. SHARE ISSUANCE REQUESTS

General Issuance Requests

New Recommendation: For companies listed on the Mainboard of the Singapore Exchange, generally vote for a general issuance of equity or equity-linked securities without preemptive rights when the share issuance limit is not more than 10 percent of the company's issued share capital and 50 percent with preemptive rights.

For companies listed on the Catalist market of the SGX, generally vote for a general issuance of equity or equity-linked securities without preemptive rights when the share issuance limit is not more than 20 percent of the company's issued share capital and 100 percent with preemptive rights.

Discussion

The listing manual of the SGX allows companies to seek an annual mandate for the issuance of ordinary shares up to 50 percent of issued capital for issuance with preemptive rights and 20 percent without preemptive rights for Mainboard-listed companies and 100 percent with preemptive rights and 50 percent without preemptive rights for Catalist-listed companies. Most companies seek such a mandate every year, to prevent the need to convene a shareholder meeting for each share issuance, however small.

Specific Issuance Requests

General Recommendation: For issuance requests relating equity compensation plans, apply the policy on equity compensation plans.

For other issuance requests, vote on a case-by-case basis.

Share Repurchase Plans

General Recommendation: Generally vote for resolutions authorizing the company to repurchase its own shares.

Discussion

These are routine items asking shareholders to authorize a company to repurchase its own shares within the limits imposed by company law and the company's articles. Upon requesting the authority, companies must inform

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shareholders of the maximum number of shares that may be repurchased (which may be no more than 10 percent of issued capital), the reasons for the proposed buyback, and details of any share repurchases conducted during the previous 12 months. Shares may be repurchased either on market or off market by way of an "equal access scheme" designed to ensure that all shareholders have an opportunity to tender their shares. Market share repurchases must be at a price not more than 5 percent above the average closing market price over the five trading days before the day on which the purchases are made. Share repurchases may be made out of capital or profits that are available for distribution as dividends. Companies must cancel the repurchased shares or hold them as treasury shares. The right to attend and vote at meetings as well as to receive dividends will be suspended for as long as the repurchased shares are held in treasury. Legal mandates and SGX listing requirements limit the potential for abuses of this authority, making these requests routine.

7. RELATED-PARTY TRANSACTIONS

General Recommendation: Generally vote for mandate for recurrent interested-party transactions if such transactions are carried out at arms -length and on normal commercial terms.

Discussion

Singapore's related-party transaction rules provide shareholders with substantial protection against insider trading abuses. Under the country's related-party transaction rules, shares considered affiliated are excluded from voting on the related issues. A broad range of commercial transactions by companies or their subsidiaries require shareholder approval as related-party transactions. A company may seek a shareholder mandate for recurrent interested party transactions of a revenue or trading nature or those necessary for its day-to-day operations, such as purchases of supplies and materials, but not for the purchase or sale of assets, undertakings, or businesses. Such mandates are intended to facilitate transactions that occur in the normal course of the company's business.

8. CAPITAL

Debt Issuance Requests

General Recommendation: Vote case-by-case on non-convertible debt issuance requests, with or without preemptive rights.

Vote for the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS’ guidelines on equity-issuance requests.

Vote for proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

In evaluating debt-related proposals, the following factors will be considered:

> Rationale/use of proceeds: Why does the company need additional capital? How will that capital be used?
>

Terms of the debts: Are the debt instruments convertible into equity? What are the interest rate and maturity dates? Any call or put options? Often these terms will not be determined until the time of issuance of debt instruments (or when the actual loan agreement is signed). The terms of the debts would generally be determined by the market conditions, and lack of disclosure concerning these terms should not be a cause for significant concern so long as the debt is not convertible into equity.

> Size: At a minimum, the size of the debt issuance/potential borrowing should be disclosed.

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>	The company's financial position: What is the company's current leverage and how does that compare to its peers?
>

The risk of non-approval: What might happen if the proposal is not approved? Are there any alternative sources of funding? Could the company continue to fund its operations? Would it hinder the company's ability to realize opportunities?

A distinction will be made between a specific debt issuance or pledging of assets, and authority to issue or increase debt; as in the case of specific equity issuances and requests for authority to issue equity. For specific debt issuances or pledging of assets, while the above factors will be examined, in general a vote ‘For’ these proposals will be warranted if:

>	The size of the debt being requested is disclosed;
>	A credible reason for the need for additional funding is provided;
>	Details regarding the assets to be pledged are disclosed (for specific asset pledge proposals); AND
>	There are no significant causes for shareholder concern regarding the terms and conditions of the debt.

So long as the proposal meets the above conditions, a vote for will be warranted even if the company has a high level of debt or the proposed issuance could result in a large increase in debt. A vote against will be warranted only in extremely egregious cases or where the company fails to provide sufficient information to enable a meaningful shareholder review.

Where a general authority to issue debt or pledge assets is requested, in addition to the above criteria, we will oppose such proposal if it could result in a potentially excessive increase in debt. A potential increase in debt may be considered excessive when:

>	The proposed maximum amount is more than twice the company's total debt;
>	It could result in the company's debt-to-equity ratio exceeding 300 percent (for non-financial companies); AND
>	The maximum hypothetical debt-to-equity ratio is more than three times the industry and/or market norm.

When the above conditions are met, the proposed increase in debt may be considered excessive and thus the proposal may warrant an ‘Against’ vote. If we do not have data regarding the normal level of debt in that particular industry or market, only the company-specific information will be considered.

9. MERGERS & ACQUISITIONS

General Recommendation: Vote case-by-case on mergers and acquisition, taking into consideration of following factors:

>

Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? If a fairness opinion has been prepared, it provides an initial starting point for assessing valuation reasonableness, but ISS also places emphasis on the offer premium, market reaction, and strategic rationale.

>	Market reaction - How has the market responded to the proposed deal? A negative market reaction will cause ISS to scrutinize a deal more closely.
>

Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

>	Negotiations and process - Were the terms of the transaction negotiated at arms-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders.

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>

Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. ISS will consider whether these interests may have influenced these directors and officers to support or recommend the merger.

>

Governance - Will the combined company have a better or worse governance profile than the respective current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

10. SOCIAL/ENVIRONMENTAL ISSUES

Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor covered standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short term or long term.

General Recommendation: Generally vote case-by-case, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value. In addition the following will be considered:

>	If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;
>	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
>	Whether the proposal's request is unduly burdensome (scope, timeframe, or cost) or overly prescriptive;
>	The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
>

If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

>

If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

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2015 Singapore Proxy Voting Guidelines

This document and all of the information contained in it, including without limitation all text, da ta, graphs, and charts (collectively, the "Information") is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF

ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS for A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits ), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

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Taiwan

Proxy Voting Guidelines
2015 Benchmark Policy Recommendations

Effective for Meetings on or after February 1, 2015

Published December 22, 2014

www.issgovernance.com
© 2014 ISS | Institutional Shareholder Services

2015 Taiwan Proxy Voting Guidelines

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1. OVERVIEW

Companies must hold their AGMs within six months of the close of each fiscal year. The following resolutions are commonly seen at a shareholder meeting:

>	Approval of business operations reports and financial statements;
>	Allocation of income or loss offsetting proposals;
>	Amendments to articles of association or other company bylaws;
>	Capital raising requests;
>	Election of directors and supervisors;
>	Release of restrictions on competitive activities of directors;
>	Transact other business.

Other items that may be submitted for shareholder approval include:

>	Capital reduction to offset losses or by distributing cash to shareholders;
>	Equity-based compensation;
>	Merger, consolidation, or split-off.

Policies in this document are presented in the order that generally appears on the ballot.

Vote Requirements:

>	Ordinary resolutions require the approval of a majority of the shareholders present, who reproesent more than one half of the ssued shares.
>

Special resolutions require the approval of a majority of the shareholders present, who represent two-thirds or more of the issued shares. If the attending shareholders represent less than two thirds of the issued shares, such resolutions may be adopted by a super majority vote (2/3 or more) of the attending shareholders who represent more than one-half of the issued shares.

2. FINANCIAL RESULTS AND BUSINESS OPERATIONS REPORTS

Approval of Financial Statements and Statutory Reports

Resolution Type: Ordinary
General Recommendation: Generally vote for proposals to approve financial results, business operations reports and other statutory reports unless:

>	There are concerns about the accounts presented or audit procedures used; or
>	The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Discussion

Article 20 of the Company Act requires Taiwanese companies to submit their annual reports, financial statements, surplus earnings distribution or loss offsetting proposals to shareholders for approval after the end of each fiscal year.

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External audit is required for the financial statements. Pursuant to Article 36 of the Securities and Exchange Act, audited financial reports shall be prepared and released within three months after the close of each fiscal year.

3. ALLOCATION OF INCOME AND DIVIDENDS

General Recommendation: Generally vote for approval of the allocation of income and dividends.

When distributing earnings and dividends, companies usually provide shareholders one or a combination of the following:

>	Cash dividends from earnings;
>	Cash dividends from capital reserves;
>	New shares from capital reserves;
>	Stock dividends.

When losses are posted for the year, companies are required to submit the loss offsetting proposals, usually included in the statement of profit and loss appropriation, for shareholder approval, along with the business operations reports and financial statements.

Cash Dividends from Earnings

Resolution Type: Ordinary
General Recommendation: Generally vote for distribution of dividends from earnings unless:

>	The dividend payout ratio has been consistently below 30 percent without adequate explanation;
>	The proposed payout is excessive given the company's financial position.

Discussion

According to Article 112 and 232 of the Company Act, if there are no surplus earnings for the current year, no dividends and bonuses shall be paid out. In addition, before the company could pay out dividends and bonuses, the company shall:

	1.	Cover its losses and pay all its taxes and dues;
	2.	Set aside 10 percent of its surplus profit as legal reserve when the amount of legal reserve is less than the authorized capital;
	3.	Allocate another sum of its surplus profits as special reserve, if special reserve is specified in the Articles of Association or approved by shareholders.

Cash Dividends or New Shares from Capital and Legal Reserves

Resolution Type: Special
General Recommendation: Generally vote for proposals to distribute dividends or new shares from capital and legal reserves.

Discussion

In accordance with Article 241 of the Company Act, when there is no loss incurred, a company may distribute all or part of its legal reserve and capital reserve by cash or by issuing new shares to its existing shareholders based on their

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2015 Taiwan Proxy Voting Guidelines

proportionate holdings. If legal reserve is distributed, only the portion of legal reserve which exceeds 25 percent of the paid-in capital may be distributed.

Stock Dividends

Resolution Type: Special
General Recommendation: Generally vote for proposals to distribute stock dividends.

4. CAPITAL REDUCTION TO OFFSET LOSSES OR BY DISTRIBUTING CASH TO SHAREHOLDERS

Resolution Type: Ordinary
General Recommendation: Generally vote for the capital reduction to offset losses or to distribute cash to shareholders unless:

> The proposed capital reduction is not conducted on a proportionate basis according to the shareholding structure of the company but instead favors certain shareholders; or
> The proposed cash distribution is expected to negatively affect the company's day-to-day operations.

Discussion

According to Article 168 of the Company Act, a company shall not cancel its shares unless a resolution on capital reduction has been adopted by its shareholders' meeting and capital reduction shall be effected based on the percentage of shareholding of the shareholders pro rata, unless otherwise provided for in this Act or any other governing laws.

Taiwanese companies sometimes may propose to offset cumulative losses by reducing their capital. On the other hand, cash may be given to shareholders when they have extra cash on hand and there is no significant investment foreseen in the near future. The total number of the outstanding shares will then be reduced. A smaller share base will result in higher earnings per share and return on net assets.

5. AMENDMENTS TO COMPANY ARTICLES/BYLAWS

General Recommendation: Vote case-by-case on amendments to company bylaws.

Proposals to amend company bylaws are commonly seen at shareholder meetings. Companies usually disclose the details of the proposed amendments in their meeting circulars. Amendments are nearly always bundled together as a single voting resolution, and ISS' general approach is to oppose article amendments as a whole when they include changes we oppose.

Articles of Association

The following are some of the most common or significant types of changes.

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2015 Taiwan Proxy Voting Guidelines

Increase in authorized capital

General Recommendation: Vote case-by-case on increase in authorized capital if the company explicitly provides reasons for the increase. Otherwise, vote for this change, unless:

> The increase in authorized capital exceeds 100 percent of the currently authorized capital; or
> The increase leaves the company with less than 30 percent of the proposed authorized capital outstanding; or
> The increase is intended for a poison pill, which ISS opposes.

Establishment of an audit committee to replace supervisors

General Recommendation: Generally vote for the establishment of audit committee.

Adoption of the nomination system for the election of directors and supervisors

General Recommendation: Generally vote for the adoption of the nomination system for the election of directors .

Change of board size

Resolution Type: Special

General Recommendation: Generally vote for the change of board size unless it is used as anti -takeover mechanism or to alter board structure or size in the context of a fight for control of the company or the board.

Other Company Bylaws

Resolution Type: Ordinary
General Recommendation: Vote case-by-case on other bylaw proposals.

Other company bylaws include but are not limited to:

> Procedures Governing the Acquisition or Disposal of Assets;
> Rules and Procedures Regarding Shareholder's Meeting;
> Rules and Procedures for Election of Directors and Supervisors;
> Rules and Procedures Regarding Board of Directors' Meeting;
> Procedures for Lending Funds to Other Parties;
> Procedures for Endorsement and Guarantees;
> Trading Procedures Governing Derivatives Products.

6. CAPITAL RAISING

General Recommendation: Generally vote for general authority to issue shares if:

> A general share issuance mandate that includes a private placement as one of the financing channels if the resulting dilution is limited to no more than 10 percent.
> A general mandate for public share issuance if the issue size is limited to no more than 20 percent of the existing issued share capital.

Vote case-by-case on requests to issue shares for a specific purpose such as the financing of a particular project, an acquisition, or a merger.

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Discussion

There are four capital raising channels that require shareholder approval in Taiwan:

>	Issuance of new ordinary shares via a private placement;
>	Issuance of convertible bonds via a private placement;
>	Public issuance of new ordinary shares via book building;
>	Participation in global depositary receipt (GDR) issuance.

Taiwanese companies normally seek authority to raise capital through one or a combination of the abovementioned channels, with the authority lasting for one year. This is, in essence, a general issuance mandate allowing companies to issue shares, convertible bonds, or participate in GDR issuance up to a preapproved limit. The specific capital raising channel and usage of raised proceeds will be determined by the board should the board decide to exercise this authority.

Additionally, not all listed companies are mandated to appoint independent directors, and the vast majority of Taiwanese boards have minimal or no independent representation. Given the prevalence of insider-dominated boards in Taiwan, ISS believes that stricter limits should be placed on a general mandate that allows for issuance by way of a private placement so as to reduce the risk of abuse by insiders for their own benefit.

Private placement of new shares and convertible bonds are special resolutions. Public issuance of new shares via book building and participation in GDR issuance are ordinary resolutions.

7. EQUITY-BASED COMPENSATION

Resolution Type: Special
General Recommendation: Vote case-by-case on restricted stock awards (RSA). Vote against the RSA plan if one or two of the following features are not met:

>	Existing substantial shareholders are restricted in participation;
>	Presence of challenging performance hurdles if restricted stocks are issued for free or at a deep discount; or
>	Reasonable vesting period (at least two years) is set.

Discussion

RSAs were first introduced in Taiwan in 2012, following the new amendments to the Regulations Governing the Offering and Issuance of Securities by Securities Issuers promulgated by the Financial Supervisory Commission (FSC).

The amount of restricted stocks to be issued is capped at five percent of the number of shares outstanding under the law, and the restricted shares can be granted free of charge. In addition, companies are mandated to make the following disclosure on their RSA proposals:

>	Issue amount;
>	Issue conditions (including issue price, vesting conditions, type of stocks, arrangements when the employees fail meet the vesting conditions);
>	Qualifications of employees to be eligible for RSAs and the number of shares to be granted;
>	Rationale for implementing the RSA program;
Estimated accounting cost to the company, dilution effect on the company's EPS, and other shareholder rights.

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8. ELECTION OF DIRECTORS AND SUPERVISORS

General Recommendation: Vote against all directors and supervisors where the company employs the non - nomination system for election. When the company employs the nomination system, generally vote for the candidate.

Under extraordinary circumstances, vote against directors or supervisors, members of a committee, or the entire board, due to:

> Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;
> Failure to replace management as appropriate; or
>

Egregious actions related to a director's or supervisor's service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Discussion

The board of directors of a listed Taiwanese company must have at least five directors who must stand for re-election once every three years. Listed financial institutions and listed non-financial institutions with paid-in capital exceeding TWD 10 billion are required to appoint at least two independent directors that comprise no less than one-fifth of the number of directors. On December 31, 2013, the FSC expanded the scope of mandatory establishment of independent directors. All listed companies are now required to have at least two independent directors and an independence level of at least 20 percent at their next election.

A listed company in Taiwan can choose to establish either an audit committee or a supervisory board. Early in 2013, the FSC issued a new regulation stipulating the mandatory establishment of an audit committee for listed financial companies and listed non-financial companies with paid-in capital of TWD 50 billion or more. This requirement will be applied upon the expiration of the tenure of the incumbent directors and supervisors. A grace period of three years was given to companies that held elections in 2013. On December 31, 2013, the FSC expanded the scope of rules for public companies to require the establishment of an audit committee. Public companies, now with as little as TWD 2 billion paid-in capital are required to have an audit committee in place by 2019. The audit committee must be composed of at least three independent directors and at least one member must have accounting or financial expertise. Further, all independent directors on the board are required to serve on the audit committee.

Listed companies adopting a supervisory board are required to have two or more supervisors and at least one of them must be domiciled in Taiwan. The supervisory board oversees the execution of business operations of the company, and may at any time investigate the business and financial conditions of the company, examine the accounting books and documents, as well as request the board of directors or management to prepare reports if deemed necessary. In performing their functional duties, supervisors may appoint, on behalf of the company, a practicing lawyer or a certified public accountant to conduct the examination. As with directors, supervisors also must stand for re-election once every three years.

The election of directors and supervisors in Taiwan is unique. One notable characteristic is that legal entities such as governmental organizations and corporations, not just natural person, can serve as directors and supervisors. Legal entities can either appoint individuals as candidates or run for election themselves and then appoint representatives to perform the fiduciary duties. As a result, it is not uncommon in Taiwan to see only the name of the legal entity being nominated for a board seat and not the identity of the actual individual who will serve on the board to represent that entity's interest.

Additionally, shareholder ID or personal ID of candidates are required to be filled in the ballots by shareholders in order to cast a valid vote. However, such information is usually disclosed only one week before the meeting date and in many cases, at the meeting.

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Another notable characteristic is that in Taiwan, only the election of independent directors is through the standard nomination system. The election of non-independent directors and supervisors, on the other hand, uses a traditional election system which is commonly referred to as the "non-nomination system". Under this non-nomination system, any shareholder can nominate any person of legal age to the board. Companies are not obliged to provide a roster of candidates and their profiles before the meeting, and many firms disclose candidate names and profiles at the meeting or only a few days beforehand. Further, whether the candidates are supported by management or not is often not disclosed.

Election by the non-nomination system poses a great challenge to investors, particularly overseas investors voting by proxy who must cast their votes well in advance of the meeting. The non-nomination system disenfranchises minority shareholders and greatly limits their ability to cast an informed vote. In contrast, under the nomination system, the board of directors reviews the qualifications of each candidate nominated by either the board itself or any shareholder holding one percent or more of the company's outstanding shares, and then provides the final roster of candidates together with their profiles to shareholders prior to the meeting.

Voting requirement: Cumulative voting is mandatory for all elections. There is no majority vote requirement.

9. RELEASE OF RESTRICTIONS ON COMPETITIVE ACTIVITIES OF DIRECTORS

Resolution Type: Special
General Recommendation: Vote against release of restrictions on competitive activities of directors if:

> There is lack of disclosure on the key information including identities of the directors in question, current positions in the company, and outside boards they are serving on1; or
> The non-nomination system is employed by the company for the director election;

Discussion

Article 209 of the Company Act states that: "a director who does anything for himself or on behalf of another person that is within the scope of the company's business, shall explain to the meeting of shareholders the essential contents of such an act and secure its approval". Therefore, this request is frequently seen at Taiwanese AGMs, mostly in conjunction with director elections.

As is so defined in the Company Act, a director’s service on a non-wholly owned subsidiary triggers this restriction as it is considered a separate legal entity operating within the same industry, even though the entity is a subsidiary of the company in question. As a result, without this waiver, many directors will not be able to serve concurrently on subsidiaries’ boards, which may limit the company’s ability to monitor the conducts of these subsidiaries. Therefore, the release of restrictions is acknowledged as instrumental at large conglomerates that need the flexibility to spread board expertise and transact business throughout companies within the group. However, the lack of a proper

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1 If the company fails to disclose all outside directorships held by a director in question or those outside directorships that are being waived from the non-compete requirement, then it is deemed as lack of sufficient disclosure.

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protection mechanism against abusive usage of this permission, particularly the absence of a strong corporate governance structure, calls for a detailed disclosure including the identity of the directors in question, current positions in the company, and the outside boards they are serving on in order to analyze each individual case.

10. MERGERS & ACQUISITIONS

Resolution Type: Special
General Recommendation: Vote case-by-case on mergers and acquisitions, taking into consideration the following factors:

>

Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? If a fairness opinion has been prepared, it provides an initial starting point for assessing valuation reasonableness, but ISS also places emphasis on the offer premium, market reaction, and strategic rationale.

> Market reaction - How has the market responded to the proposed deal? A negative market reaction will cause ISS to scrutinize a deal more closely.
>

Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

> Negotiations and process - Were the terms of the transaction negotiated at arms-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders.
>

Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. ISS will consider whether these interests may have influenced these directors and officers to support or recommend the merger.

>

Governance - Will the combined company have a better or worse governance profile than the respective current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Shareholders who dissent from the merger or acquisition have the right to require the company to buy back their shares at the prevailing fair price, which is also commonly known as "appraisal right of dissenting shareholders".

11. TRANSACT OTHER BUSINESS

General Recommendation: Vote against resolutions to transact other businesses.

Discussion

Taiwan companies allow the board and shareholders to raise issues not contained in the meeting agenda for shareholder approval during the shareholder meetings. Pursuant to Article 172 of the Company Act, election or dismissal of directors or supervisors, amendments to the Articles of Association, and other special resolutions, shall not be brought up as extemporary motions.

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This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the "Information") is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS for A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits ), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

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China

Proxy Voting Guidelines
2015 Benchmark Policy Recommendations

Effective for Meetings on or before February 1, 2015

Published December 22, 2014

www.issgovernance.com
© 2014 ISS l Institutional Shareholder Services

2015 China Proxy Voting Guidelines

1. OVERVIEW	3
2. FINANCIAL STATEMENTS/DIVIDENDS	3
Approval of Financial Statements and Statutory Reports	3
Dividend Distribution	4
3. BOARD OF DIRECTORS	4
Election of Directors	4
Voting for Director Nominees in Contested Elections	5
4. BOARD OF SUPERVISORS	6
Election of Supervisors	6
5. REMUNERATION	6
Director Remuneration	6
EQUITY-BASED COMPENSATION	7
Stock Option Schemes	7
Restricted Stock Schemes	7
6. AUDITOR (RE)APPOINTMENT	8
7. CAPITAL RAISING	8
Share Issuance Requests	8
Debt Issuance Requests	8
Provision of Guarantees	9
8. AMENDMENTS TO COMPANY BYLAWS	10
9. RELATED-PARTY TRANSACTIONS	11
Loan Financing Requests	11
Group Finance Companies	12
10. MERGERS & ACQUISITIONS	12
11. PROPOSALS TO INVEST IN FINANCIAL PRODUCTS USING IDLE FUNDS	13

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1. OVERVIEW

Companies must hold their AGMs within six months of the close of each fiscal year. The following resolutions are commonly seen at a shareholder meeting:

>	Approval of financial statements and statutory reports;
>	Dividend distribution;
>	Election of directors;
>	Election of supervisors;
>	Auditor appointment;
>	Capital raising requests;
>	Debt issuance requests;
>	Amendments to articles of associations;
>	Provision of guarantees;
>	Related-party transactions.

Other items that may be submitted for shareholder approval include:

>	Remuneration;
>	Mergers and acquisition;
>	Investments in financial products using idle funds.

Policies in this document are presented in the order that generally appears on the ballot.

Vote Requirements:

>	Ordinary resolutions require the approval of a majority of attending shareholders to pass.
>	Special resolutions require the approval of a super majority (2/3) of all attending shareholders to pass.

Under certain circumstances, resolutions that are normally ordinary become special resolution:

>

Resolutions on provisions of loan become special resolutions if the cumulative amount of the guarantee provision has already exceeded or will exceed 30 percent of the company's last audited total asset value with the addition of the new guarantee being proposed.

2. FINANCIAL STATEMENTS/DIVIDENDS

Approval of Financial Statements and Statutory Reports

Resolution Type: Ordinary
General Recommendation: Generally vote for approval of financial statements, report of board of directors, supervisors, and independent directors and other statutory reports unless:

>	There are concerns about the accounts presented or audit procedures used; or
>	The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Discussion

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Pursuant to Article 6.2 of Shenzhen Stock Exchange (SZSE) Listing Rules and Article 6.1 of Shanghai Stock Exchange (SSE) Listing Rules, listed companies are required to prepare and release annual reports within four months of the end of each financial year; interim reports within two months of the end of the first half of each financial year; and quarterly reports within one month of the end of the first three months and the end of the first nine months of each financial year, respectively.

In addition to financial statements, Chinese companies often submit the report of board of directors, supervisors, and independent directors (collectively referred to as statutory reports) to shareholders for approval.

>

The report of directors typically discuss the company's operations for the previous year, including a review of the company's performance, justification of dividend levels and profits or losses, special events such as acquisitions or disposals, and future plans for the company.

>

The report of supervisors contains statements as to the company's performance, finances, related-party transactions, and other operating matters during the year. Supervisors review the company's various documents, management work reports, special reports, and major policy decision matters as presented in the company's shareholder meetings and board of directors meetings and determine whether these are in accordance with prevailing laws and regulations.

These reports are usually included in the company's annual report and are ordinarily non-contentious in nature.

Dividend Distribution

Resolution Type: Ordinary
General Recommendation: Generally vote for approval of the allocation of income, unless:

> The dividend payout ratio has been consistently below 30 percent without adequate explanation; or
> The payout is excessive given the company's financial position.

3. BOARD OF DIRECTORS

8) Article 108 of the Company Act requires a company to have five to 19 directors on the board, whilst a 2001 China Securities Regulatory Commission (CSRC) guidance document requires that independent directors should represent at least one-third of the board, of which at least one independent director must be an accounting professional. Independent directors are subject to a maximum term of six years.

Meeting attendance of independent directors is required to be disclosed by the Code of Corporate Governance 2002. Independent directors who do not join in a board of directors meeting in person for three consecutive times are required to step down and be replaced.

Election of Directors

Resolution Type: Ordinary
General Recommendation: Generally vote for the re/election of directors, except where:

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>	The nominee has been a partner of the company's auditor within the last three years, and serves on the audit committee;
>

The independent director nominee has attended less than 75 percent of board meetings over the most recent fiscal year[1], without a satisfactory explanation. Acceptable reasons for director absences are generally limited to the following:

> Medical issues/illness;
> Family emergencies;
> The director has served on the board for less than a year; and
> Missing only one meeting (when the total of all meetings is three or fewer).
>	Any non-independent director nominees where the board is less than one-third independent under ISS classification of directors.

Generally vote for the election of a CEO, managing director, executive chairman, or founder whose removal from the board would be expected to have a material negative impact on shareholder value.

Under extraordinary circumstances, vote against individual directors, members of a committee, or the entire board, due to:

>	Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;
>	Failure to replace management as appropriate; or
>

Egregious actions related to a director's service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Voting for Director Nominees in Contested Elections

Resolution Type: Ordinary

General Recommendation: Vote case-by-case on the election of directors in contested elections, including election of shareholder nominees or the dismissal of incumbent directors. For shareholder nominees, ISS places the persuasive burden on the nominee or the proposing shareholder to prove that they are better suited to serve on the board than management's nominees. Serious consideration of shareholder nominees will be given only if there are clear and compelling reasons for the nominee to join the board. These nominees must also demonstrate a clear ability to contribute positively to board deliberations; some nominees may have hidden or narrow agendas and may unnecessarily contribute to divisiveness among directors.

The major decision factors are:

>	Company performance relative to its peers
>	Strategy of the incumbents versus the dissidents
>	Independence of directors/nominees
>	Experience and skills of board candidates
>	Governance profile of the company
>	Evidence of management entrenchment
>	Responsiveness to shareholders
>	Whether a takeover offer has been rebuffed

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[1] Companies are required to disclose the attendance record of independent directors only, and committee memberships and attendance are generally not disclosed.

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When analyzing proxy contests/ shareholder nominees, ISS focuses on two central questions: (1) Have the dissidents proved that board change is warranted? and (2) if so, are the dissident board nominees likely to effect positive change (i.e., maximize long-term shareholder value)?

It is not, however, uncommon in China for a major shareholder to propose shareholder nominees. While these candidates are technically shareholder nominees, they are usually presented with consent of and often a t the request of management. ISS treats the election of these shareholder nominees as uncontested director election unless there is an indication of director contest.

4. BOARD OF SUPERVISORS

The Company Act requires that companies establish a supervisory board, and that this board consists of at least three members, with no less than one-third representing mass employees. These employee representatives are elected by employees and are not subject to shareholder approval in general meetings. Directors and senior executives are prohibited from serving as supervisors.

These supervisory boards are charged with overseeing company finances and supervising the conduct of directors and senior executives, with supervisors typically nominated by major shareholders of the company.

Election of Supervisors

Resolution Type: Ordinary
General Recommendation: Generally vote for such candidates unless:

> He or she is a senior executive or director of the company;
> He or she has been a partner of the company’s auditor within the last three years; or
> There are concerns about the performance or conduct of an individual candidate.

5. REMUNERATION

Director Remuneration

Resolution Type: Ordinary
General Recommendation: Generally vote for resolutions regarding directors' and supervisors' fees unless they are excessive relative to fees paid by other companies of similar size.

Discussion

According to Article 37 of the Company Act, director and supervisor remuneration requires shareholder approval. In most cases, however, it is disclosed as an aggregate amount. One exception is the finance industry, where state-owned entities are subject to higher disclosure requirements.

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Equity-based Compensation

Stock Option Schemes

Resolution Type: Special
General Recommendation: Vote against a stock option scheme if:

> The plan permits options to be issued with an exercise price at a discount to the current market price;
>

The maximum dilution level for the scheme exceeds ISS guidelines of 5 percent of issued capital for a mature company and 10 percent for a growth company. However, ISS will support plans at mature companies with dilution levels up to 10 percent if the plan includes other positive features such as challenging performance criteria and meaningful vesting periods, as these features partially offset dilution concerns by reducing the likelihood that options will become exercisable unless there is a clear improvement in shareholder value;

> Directors eligible to receive options under the scheme are involved in the administration of the scheme;
> The company fails to set challenging performance hurdles for exercising the stock options compared with its historical financial performance or the industry benchmarks; or
>

The scheme is proposed in the second half of the year and the measurement of the company's financial performance starts from the same year. The rationale is that the company's financial performance has been largely determined for that particular year and thus by linking the vesting conditions of part of the options to that year's financial performance, the company is providing incentives for the period of the second half only, which can either be too aggressive (if the target is far out of reach) or too insufficient (i.e., the target has already been reached).

Restricted Stock Schemes

Resolution Type: Special
General Recommendation: Vote against a restricted stock scheme if:

> The grant price of the restricted shares is less than 50 percent of the average price of the company's shares during the 20 trading days prior to the pricing reference date;
>

The maximum dilution level for the scheme exceeds ISS guidelines of 5 percent of issued capital for a mature company and 10 percent for a growth company. However, ISS will support plans at mature companies with dilution levels up to 10 percent if the plan includes other positive features such as challenging performance criteria and meaningful vesting periods, as these features partially offset dilution concerns by reducing the likelihood that restricted shares will be unlocked unless there is a clear improvement in shareholder value;

> Directors eligible to receive restricted shares under the scheme are involved in the administration of the scheme;
> The company fails to set challenging performance hurdles for unlocking the restricted shares compared with its historical financial performance or the industry benchmarks; or
>

The scheme is proposed in the second half of the year and the measurement of the company's financial performance starts from the same year. The rationale is that the company's financial performance has been largely determined for that particular year and thus by linking the vesting conditions of part of the restricted stocks to that year's financial performance, the company is providing incentives for the period of the second half only, which can either be too aggressive (if the target is far out of reach) or too insufficient (i.e., the target has already been reached).

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6. AUDITOR (RE)APPOINTMENT

Resolution Type: Ordinary
General Recommendation: Vote for the appointment of auditors and authorizing the board to fix their remuneration, unless:

> There are serious concerns about the accounts presented or the audit procedures used;
> The auditor is being changed without explanation.; or
> Non-audit related fees are substantial or are routinely in excess of standard annual audit fees.

Whilst ISS will consider the nature and scope of non-audit fees when assessing their magnitude, where non-audit fees have constituted more than 50 percent of total auditor compensation during three out of the five most recent financial years, ISS will ordinarily not recommend support for the reelection of the audit firm.

Voting requirement: This is an ordinary resolution.

Ordinary resolutions can be adopted by a majority of all attending shareholders.

7. CAPITAL RAISING

Share Issuance Requests

Resolution Type: Special
General Recommendation: Vote case-by-case on share issuance request, with reference to the identity of the placee, the use of proceeds, and a company's past share issuance requests.

Discussion

Share issuance requests allow companies to issue shares to raise funds for general financing purposes. CSRC stipulates in a document entitled "Measures for the Administration of the Issuance of Securities by Listed Companies 2006" that:

>

The number of new shares issued via a public rights offering shall not exceed 30 percent of the number of shares already issued, and a successful rights offering shall have subscription rate no less than 70 percent;

> Share issuances via a private placement shall be issued to not more than 10 specific parties;
> The share issue price for a private placement shall not be lower than 90 percent of the average trading price of the company's A shares 20 trading days prior to the benchmark date;
> The share lock-up period shall be 12 months for minority investors and 36 months for the controlling shareholder and actual controlling person of the company.

Chinese companies do not ask for general mandates to issue shares to third parties, rather they seek shareholder approval for a specific issuance.

Debt Issuance Requests

Resolution Type: Ordinary

The issuance of debt instruments is a commonly seen financing channel used by companies to finance its projects and fund operations in China. In evaluating such proposals, the following factors will be considered:

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>	Rationale/use of proceeds: Why does the company need additional capital? How will that capital be used?
>

Terms of the debts: Are the debt instruments convertible into equity? What are the interest rate and maturity? Any call or put options? Often these terms will not be determined until the time of issuance of debt instruments (or when the actual loan agreement is signed). The terms of the debts would generally be determined by the market conditions, and lack of disclosure concerning these terms should not be a cause for significant concern so long as the debt is not convertible into equity.

>	Size: At a minimum, the size of the debt issuance/potential borrowing should be disclosed.
>

The company's financial position: What is the company's current leverage and how does that compare to its peers? The risk of non-approval: What might happen if the proposal is not approved? Any alternative source of funding? Could the company continue to fund its operations? Would it hinder the company's ability to realize opportunities?

General Recommendation: Vote case-by-case on non-convertible debt issuance requests. Generally vote for such requests if:

>	The size of the debt being requested is disclosed;
>	A credible reason for the need for additional funding is provided;
>	Details regarding the assets to be pledged are disclosed (for specific asset pledge proposal); and
>	There are no significant causes for shareholder concern regarding the terms and conditions of the debt.

A vote against will be warranted only in extremely egregious cases or where the company fails to provide sufficient information to enable a meaningful shareholder review.

For the issuance of convertible debt instruments, as long as the maximum number of common shares that could be issued upon conversion meets ISS' guidelines on equity issuance requests, a vote for will be warranted. ISS will also recommend voting for proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Moreover, where a general authority to issue debt or pledge assets is requested, in addition to the above criteria, we will oppose such a proposal if it could result in a potentially excessive increase in debt. A potential increase in debt may be considered excessive when:

>	The proposed maximum amount is more than twice the company's total debt;
>	It could result in the company's debt-to-equity ratio exceeding 300 percent (for non-financial companies); AND
>	The maximum hypothetical debt-to-equity ratio is more than three times the industry and/or market norm.

If data on the normal level of debt in that particular industry or market is not available, only the company-specific information will be considered.

Provision of Guarantees

Resolution Type: Ordinary , unless the cumulative amount exceeds threshold.
General Recommendation: Vote case-by-case on proposals to provide loan guarantees for subsidiaries, affiliates, and related parties. Generally vote against the provision of a guarantee where:

>	The identity of the entity receiving the guarantee is not disclosed;
>	The guarantee is being provided to a director, executive, parent company or affiliated entities where the company has no direct or indirect equity ownership; or
>

The guarantee is provided to an entity in which the company's ownership stake is less than 75 percent; and such guarantee is not proportionate to the company's equity stake or other parties have not provided a counter guarantee.

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When the proposed guarantee does not fall into the above criteria, vote for such request provided that there are no significant concerns regarding the entity receiving the guarantee, the relationship between the listed company and the entity receiving the guarantee, the purpose of the guarantee, or the terms of the guarantee agreement. Examples of such concerns include a previous default by the entity receiving the guarantee or a sub-investment grade credit rating.

Discussion

Chinese companies often provide loan guarantees for subsidiaries, affiliates and sometimes even unrelated parties.

According to Article 9.11 in both Shanghai and Shenzhen stock exchange Listing Rules, shareholder approval shall be sought in the following situations:

>	the amount of the guarantee is more than 10 percent of the last audited net asset value; or
>

the cumulative amount of the guarantee provision over the most recent 12-month period has already exceeded or will exceed 50 percent of the last audited net asset value with the addition of the new guarantee being proposed

>	the guarantee-receiving party has a debt-to-asset ratio over 70 percent;
>

the cumulative amount of the guarantee provision over the most recent 12-month period has already exceeded or will exceed 30 percent of the company's last audited total asset value with the addition of the new guarantee being proposed; or

>

the cumulative amount of the guarantee provision over the most recent 12-month period has already exceeded or will exceed 50 percent of the last audited net asset value with the addition of the new guarantee being proposed and the absolute amount of the proposed guarantee exceeds CNY 50.00 million.

8. AMENDMENTS TO COMPANY BYLAWS

Resolution Type: Ordinary
General Recommendation: Generally vote for bylaw amendments if:

>	They are driven by regulatory changes and are technical in nature; or
>	They are meant to update company-specific information in the bylaws such as registered capital, address, and business scope, etc.

Generally vote against the amendments if:
>	There is no disclosure on the proposed amendments or full text of the amended bylaw; or
>	The amendments include the increase in the decision authority which is considered excessive and the company fails to provide a compelling justification.

Discussion

Proposals to amend company's Articles of Association and other bylaws are commonly seen at shareholder meetings. Companies usually disclose what being amended, or the amended bylaws, or both in their meeting circulars. Amendments are nearly always bundled together as a single voting resolution, and ISS' general approach is to review these amendments on a case-by-case basis and to oppose article amendments as a whole when they include changes ISS opposes.

Other company bylaws include but are not limited to:

>	Rules and Procedures Regarding Shareholder's Meeting;
>	Rules and Procedures Regarding Board of Directors' Meeting;
>	Rules and Procedures Regarding Supervisors' Meeting;
>	Rules and Procedures for Election of Directors and Supervisors;
>	Working System for Board of Directors/Supervisors

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>	Management System of Raised Funds/ Related-Party Transactions;
>	Management System of External Investment/ External Guarantee Provision.

Voting requirement: Proposal for article amendments is a special resolution whereas proposal for bylaw amendments is an ordinary resolution.

Special resolutions can be adopted by a super majority vote (2/3 or more) of all attending shareholders .

Ordinary resolutions can be adopted by a majority of all attending shareholders.

9. RELATED-PARTY TRANSACTIONS

ISS assesses related-party transactions on a case-by-case basis. However, all analyses are conducted from the point of view of long-term shareholder value for the company's existing shareholders.

As with many Asian markets, two types of related-party transactions are commonly seen in China – the non-recurring transaction and the recurring service provision agreement. Commonly seen related-party transactions include (but are not limited to):

>	Transactions involving the sale or purchase of goods;
>	Transactions involving the sale or purchase of property and/or assets;
>	Transactions involving the lease of property and/or assets;
>	Transactions involving the provision or receipt of services or leases;
>	Transactions involving the transfer of intangible items (e.g., research and development, trademarks, license agreements);
>	Transactions involving the provision, receipt, or guarantee of financial services (including loans and deposit services);
>	Transactions involving the assumption of financial/operating obligations;
>	Transactions that include the subscription for debt/equity issuances; and
>	Transactions that involve the establishment of joint-venture entities

Discussion

According to Article 5.1 of Guidelines for Introducing Independent Directors to the Board of Listed Companies by CSRC, 2001, independent directors must ratify any related-party transaction amounting to more than 5 percent of net assets or RMB 3 million, whilst at board meetings held to discuss such transactions interested directors must abstain from voting (Article 124 of the Company Act).

Related-party transactions are regulated by Chapter 9 and 10 in the Listing Rules of Shanghai and Shenzhen Stock Exchange, with definitions of related parties and associated transactions given in articles 10.1.1, 10.1.3, and 10.1.5.  These rules require that related parties abstain from voting on defined related-party transactions at shareholder meetings.

Articles 12 to 14 of the Code of Corporate Governance also include principles regarding the disclosure, pricing, and other issues involved in a typical related-party transaction.

Loan Financing Requests

Resolution Type: Ordinary
General Recommendation: Vote case-by-case on loans and financing proposals.

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In assessing requests for loan financing provided by a related party:

>

ISS will examine stated uses of proceeds, the size or specific amount of the loan requested, along with interest rates to be charged. ISS also gives importance to, and seeks disclosure on, the specific relation of the party to be granted the loan to the company.

In assessing requests to provide loan financing to a related party:

>

ISS will examine stated uses of proceeds, the size or specific amount of the loan requested, along with interest rates to be charged. ISS also gives importance to, and seeks disclosure on, the specific relation of the party to be granted the loan to the company.

> ISS will generally recommend shareholders vote against the provision of loans to clients, controlling shareholder, and actual controlling persons of the company.

Discussion

Chinese companies often seek loan financing from banks, financial institutions, or controlling shareholders. Occasionally, companies also undertake to provide funding for its subsidiaries, affiliates, or related parties. Generally, the funds obtained from the loan application are used by companies, its subsidiaries, affiliates, and related parties to supplement working capital, fund ongoing projects, and take advantage of investment plans.

Article 10.2.3 of the Shanghai and Shenzhen Listing Rules documents prohibit the making of loans to directors, supervisors, or senior management either directly or through its subsidiaries.

Group Finance Companies

Resolution Type: Ordinary
General Recommendation: Vote against requests to deposit monies with a group finance company.

Discussion

It is not uncommon for large companies in China to establish group finance companies (GFC) as an internal agent to accept deposits from, and make loans to, group companies. Shareholder approval is typically required when the company makes deposits to, obtains loans from, and/or receives other forms of financial services from a GFC.

10. MERGERS & ACQUISITIONS

Resolution Type: Special
General Recommendation: Vote case-by-case on mergers and acquisitions, taking into consideration of following factors:

>

Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? If a fairness opinion has been prepared, it provides an initial starting point for assessing valuation reasonableness, but ISS also places emphasis on the offer premium, market reaction, and strategic rationale.

> Market reaction - How has the market responded to the proposed deal? A negative market reaction will cause ISS to scrutinize a deal more closely.

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>

Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

> Negotiations and process - Were the terms of the transaction negotiated at arms-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders.
>

Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. ISS will consider whether these interests may have influenced these directors and officers to support or recommend the merger.

>

Governance - Will the combined company have a better or worse governance profile than the respective current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Voting requirement: This is a special resolution.

Special resolutions can be adopted by a super majority vote (2/3 or more) of all attending shareholders.

11. PROPOSALS TO INVEST IN FINANCIAL PRODUCTS USING IDLE FUNDS

Resolution Type: Ordinary
General Recommendation: Vote on proposals to invest in financial products using idle funds on a case-by-case basis. Key factors for evaluating such requests include:

> Any known concerns with previous investments;
> The amount of the proposed investment relative to the company's assets;
> Disclosure of the nature of the products in which the company proposes to invest; and
> Disclosure of associated risks of the proposed investments and related risk management efforts by the company.

Generally vote for such proposals unless the company fails to provide sufficient information to enable a meaningful shareholder or there are significant concerns with the company's previous similar investments.

Discussion

According to Article 9.3.2 of the listing rules, the company's external investments, including investment in financial products, with a cumulative amount more than 50 percent of its last audited net asset value and exceeding CNY 50 million in the previous 12 months requires shareholder approval. In addition, China Securities Regulatory Commission (CSRC) issued a new regulation in late 2012 to allow listed companies to invest part of their idle raised funds in financial products with approval of shareholders.

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This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the "Information") is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of a n offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS for A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits ), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

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Russian and Kazakhstan

Proxy Voting Guidelines
2015 Benchmark Policy Recommendations

Effective for Meetings on or after February 1, 2015

Published December 22, 2014

www.issgovernance.com
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Mandatory Takeover Bid Waivers	13
Expansion of Business Activities	14
Related-Party Transactions	14
Antitakeover Mechanisms	14
Shareholder Proposals	14
Social/Environmental Issues	14

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INTRODUCTION

The Law on Joint Stock Companies (JSC Law) is the main law regulating the activities of joint stock companies in Russia. Of particular importance are also the Federal Law on the Securities Market, which regulates the issuance and circulation of securities and the Listing Rules of the Moscow Exchange (latest update effective from 21 February 2013).

On 1 September 2013, the powers of the Federal Financial Markets Service (FFMS), Russia's securities commission, in the field of regulation, control and supervision in the financial markets were transferred to the Bank of Russia. The regulatory, supervisory, and oversight functions of the Bank of Russia in the field of financial markets will be fulfilled by the Financial Supervision Committee.

The Law on Joint Stock Companies (JSC Law) dated May 13, 2003, is the main law regulating the activities of joint stock companies in Kazakhstan.

The Committee for the Control and Supervision of the Financial Market and Financial Organizations of the National Bank of Kazakhstan, established in 2011, is the main regulator of the Kazakhstan's capital market. The Committee performs the functions of state control and supervision of activities of banks, insurance companies, pension and investment funds, and securities market entities, as well as protection of rights of consumers of financial services.

Legal and regulatory requirements are typically incorporated into the company's charter, which is the main document covering the governance of the company, and the internal regulations. Issuers in Russia and Kazakhstan have multiple internal documents stipulating the rules and procedures for the governing bodies of the company.

At the typical Russian AGM, shareholders will be asked to approve the following:

>	Annual report and financial statements
>	Allocation of Income, including payment of dividends
>	Auditors' appointment
>	Election of directors
>	Election of audit commission members
>	Related-party transactions and large-scale transactions
>	Amendments to the Charter and other internal regulations
>	Approval of director fees
>	Approval of remuneration policy for non-executive directors.

This document outlines the ISS policy on the above resolutions. For proposals which typically appear on an infrequent basis at Russian and Kazakh meetings, and which are not covered in this document, ISS will refer to the EMEA Regional Policy as a framework for analysis.

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1. OPERATIONAL ITEMS

Financial Results/Director and Auditor Reports

General Recommendation: Vote for approval of financial statements and director and auditor reports, unless:

>	The financial statements and/or auditor's report are not disclosed or are incomplete
>	There are concerns about the accounts presented or audit procedures used; or
>	The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Fees

General Recommendation: Vote for the (re)election of auditors and/or proposals authorizing the board to fix auditor fees, unless:

>	There are serious concerns about the procedures used by the auditor;
>	There is reason to believe that the auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position;
>	External auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company;
>	Name of the proposed auditors has not been published; or
>	The auditors are being changed without explanation.

For concerns related to the audit procedures, independence of auditors, and/or name of auditors, ISS may recommend against the auditor (re)election

Appointment of Audit Commission Members

General Recommendation: Vote for the election of the audit commission members where the number of nominees is equal to the number of seats on the audit commission unless:

>	Adequate disclosure, including the nominees' names, has not been provided in a timely manner;
>	There are serious concerns about the work and/or the composition of the audit commission;
>	There are serious concerns about the statutory reports presented or the audit procedures used;
>	There are serious concerns over questionable finances or restatements.

Where the number of nominees exceeds the number of seats on the audit commission, vote on a case-by-case basis considering the following factors:

>	Nominees' independence and potential conflicts of interest;
>	Nominees' qualifications, experience, and past track records;
>	Current composition of audit commission.

Early Termination of Powers of the Audit Commission

General Recommendation: ISS will recommend a vote for the early termination of powers of the audit commission unless there are any concerns with this proposal.

Allocation of Income

General Recommendation: Vote for approval of the allocation of income, unless:

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> The dividend payout ratio has been consistently below 30 percent without adequate explanation; or
> The payout is excessive given the company's financial position.

Amendments to Articles of Association

General Recommendation: Vote amendments to the articles of association on a case-by-case basis.

Change in Company Fiscal Term

General Recommendation: Vote for resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

Transact Other Business

General Recommendation: Vote against other business when it appears as a voting item.

2. BOARD OF DIRECTORS

Director Elections

Mechanics of the Cumulative Voting System in Russia and Kazakhstan

Under a cumulative voting system, each share represents a number of votes equal to the size of the board that will be elected [i.e. if the board is composed of 10 directors, each company share will represent 10 votes]. These votes may be apportioned equally among the candidates or, if a shareholder wishes to exclude some nominees, among the desired candidates that remain.

It is important to recognize that in the context of director elections by cumulative voting, shareholders do not vote against any nominee, but rather support some of the nominees. This is an important distinction, as in some cases, shareholders may choose to support not all but rather a limited number of nominees.

General Recommendation: Where the number of candidates is equal to the number of board seats, vote for all independent director nominees (per ISS' classification of directors).

Where the number of candidates exceeds the number of board seats, vote for all or a limited number of the independent director nominees (per ISS' classification of directors) considering factors including, but not limited to, the following:

> Past composition of the board, including proportion of the independent directors vis-a-vis the size of the board;
> Nominee(s) qualification, knowledge, and experience;
> Attendance record of the directors nominees;
> Company's free float.

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Where none of the director nominees can be classified as independent (per  ISS' Classification of Directors), ISS will consider factors including, but not limited to, the following when deciding whether to recommend in favour of a candidate's (re)election:

>

A director nominee, while not classified as independent per ISS' classification of directors, has been classified as independent per company's director classification criteria and/or any other directors classification criteria widely used in the market;

>	A director nominee possesses adequate qualification, knowledge and experience;
>	There are no specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

ISS may consider not supporting the election of an individual director in case:

>	Adequate disclosure has not been provided in a timely manner;
>	A director nominee has been involved in questionable transactions with conflicts of interest;
>

A director nominee has breached fiduciary duties or engaged in willful misconduct or gross negligence in his/her capacity as a director that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company;

>	There are any records of abuses against minority shareholder interests;
>	Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company.

At companies on the main index, ISS may recommend against all nominees, if none of the proposed candidates can be classified as independent non-executive directors (per  ISS' Classification of Directors).

Vote on a case-by-case basis for contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, determining which directors may be best suited to add value for shareholders.

Disclosure of Nominee Names

General Recommendation: ISS will recommend a vote against the election of directors at all companies if the names of the nominees are not disclosed in a timely manner prior to the meeting.

ISS will recommend a vote against the election of directors at all companies if the names of the nominees are not disclosed in a timely manner prior to the meeting.

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ISS Classification of Directors

Executive Director

>	Any director who is disclosed as an employee or executive of the company;
>	Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.

Non-Independent Non-Executive Director (NED)

>	Any director who is attested by the board to be a non-independent NED;
>	Any director specifically designated as a representative of a significant shareholder of the company;
>	Any director who is also an employee or executive of a significant shareholder of the company;
>	Any director who is nominated by a significant shareholder, unless there is a clear lack of material[5] connection with the shareholder, either currently or historically;
>

Beneficial owner (direct or indirect) of at least 10 percent of the company's stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10 percent individually, but collectively own more than 10 percent), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);

>	Government representative;
>

Currently provides (or a relative[1] provides) professional services[2] to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;

>

Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test[3]);

>	Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;
>	Relative[1] of a current or former executive of the company or its affiliates;
>	A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);
>	Founder/co-founder/member of founding family but not currently an employee;
>	Former executive (five-year cooling off period);
>	Years of service is generally not a determining factor unless it is recommended best practice in a market and/or in extreme circumstances, in which case it may be considered.
>	Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance.

Independent NED
No material[4] connection, either directly or indirectly, to the company (other than the board seat) or to a significant shareholder.

Footnotes

[1] “Relative” follows the definition of “immediate family members” which covers spouses, parents, children, stepparents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

[2] Professional services can be characterized as advisory in nature and generally include the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.

[3] A business relationship may be material if the transaction value (of all outstanding transactions) entered into between the company and the company or organization with which the director is associated is equivalent to either 1 percent of the company's turnover or 1 percent of the turnover of the company or organization with which the director is associated. OR, A business relationship may be material if the transaction value (of all outstanding financing operations) entered into between the company and the company or organization with which the director is associated is more than 10 percent of the company's shareholder equity or the transaction value, (of all outstanding financing operations), compared to the company's total assets, is more than 5 percent.

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OR, A business relationship may be material if it is considered that it may be of significance the director.

[4] For purposes of ISS' director independence classification, “material” will be defined as a standard of relationship financial, personal or otherwise that a reasonable person might conclude could potentially influence one's objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.

Early Termination of Powers of Board of Directors

General Recommendation: ISS will recommend a vote for the early termination of powers of the board of directors where such a proposal is supported by compelling justification.

ISS will recommend a vote against proposals seeking to alter the composition of the board and resulting in majority shareholder increasing its influence on the board.

Election of General Director (CEO)

General Recommendation: Generally vote for the election of the general director, unless there are significant concerns with the proposed candidate and/or compelling controversies with the election process exist.

Early Termination of Powers of General Director (CEO)

General Recommendation: ISS will recommend a vote for the early termination of powers of the general director where such a proposal is supported by compelling justification.

ISS will recommend a vote against proposals to terminate the powers of the general director if such proposals are not supported by compelling rationale.

Contested Director Elections

General Recommendation: For contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, ISS will make its recommendation on a case-by-case basis, determining which directors may be best suited to add value for shareholders.

The analysis will generally be based on, but not limited to, the following major decision factors:

> Company performance relative to its peers;
> Strategy of the incumbents versus the dissidents;
> Independence of directors/nominees;
> Experience and skills of board candidates;
> Governance profile of the company;
> Evidence of management entrenchment;
> Responsiveness to shareholders;
> Whether a takeover offer has been rebuffed;
> Whether minority or majority representation is being sought.

When analyzing a contested election of directors, ISS will generally focus on two central questions: (1) Have the dissidents proved that board change is warranted? And (2) if so, are the dissident board nominees likely to effect positive change (i.e., maximize long-term shareholder value).

Director, Officer, and Auditor Indemnification and Liability Provisions

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General Recommendation: Vote proposals seeking indemnification and liability protection for directors and officers on a case-by-case basis.

Vote against proposals to indemnify external auditors.

Board Structure

General Recommendation: Vote for proposals to fix board size unless such a proposal will result in change of the size or structure of the board that will have a negative impact for minority shareholders.

Vote against the introduction of classified boards and mandatory retirement ages for directors.

Vote against proposals to alter board structure or size in the context of a fight for control of the company or the board.

3. CAPITAL STRUCTURE

Share Issuance Requests

General Issuances
General Recommendation: Vote for issuance requests with preemptive rights to a maximum of 100 percent of currently issued capital.

Vote for issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances
General Recommendation: Vote on a case-by-case basis on all requests, with or without preemptive rights.

Authorized Capital Increase Requests

General Recommendation: Vote for non-specific proposals to increase authorized capital up to 100 percent of the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote for specific proposals to increase authorized capital to any amount, unless:

> The specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or
> The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

Vote against proposals to adopt unlimited capital authorizations.

Reduction of Capital Requests

General Recommendation: Vote for proposals to reduce capital for routine accounting purposes unless the terms are unfavourable to shareholders.

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Vote proposals to reduce capital in connection with corporate restructuring on a case-by-case basis.

Changes to Capital Structures

General Recommendation: Vote for resolutions that seek to maintain or convert to a one-share, one-vote capital structure.

Vote against requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.

Preferred Stock Requests

General Recommendation: Vote for the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote for the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.

Vote against the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote against the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a case-by-case basis.

Debt Issuance Requests

General Recommendation: Vote non-convertible debt issuance requests on a case-by-case basis, with or without preemptive rights.

Vote for the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.

Vote for proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt

General Recommendation: Vote proposals to approve the pledging of assets for debt on a case-by-case basis.

Share Repurchase Plans

General Recommendation: Generally vote for market repurchase authorities (share repurchase programs) if the terms comply with the following criteria:

> A repurchase limit of up to 10 percent of outstanding issued share capital;
> A holding limit of up to 10 percent of a company's issued share capital in treasury (“on the shelf”); and
> A duration of no more than five years, or such lower threshold as may be set by applicable law, regulation, or code of governance best practice.

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Authorities to repurchase shares in excess of the 10 percent repurchase limit will be assessed on a case-by-case basis. ISS may support such share repurchase authorities under special circumstances, which are required to be publicly disclosed by the company, provided that, on balance, the proposal is in shareholders' interests. In such cases, the authority must comply with the following criteria:

>	A holding limit of up to 10 percent of a company's issued share capital in treasury (“on the shelf”); and
>	A duration of no more than 18 months.

In addition, ISS will recommend against any proposal where:

>	The repurchase can be used for takeover defences;
>	There is clear evidence of abuse or risk of abuse;
>	There is no safeguard against selective buybacks; and/or
>	Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.

Capitalization of Reserves for Bonus Issues/Increase in Par Value

General Recommendation: Vote for requests to capitalize reserves for bonus issues of shares or to increase par value.

4. COMPENSATION

Non-Executive Director Compensation

General Recommendation: ISS will generally recommend a vote for proposals to award cash fees to non-executive directors, but will recommend a vote against where:

>	Documents (including general meeting documents, annual report) provided prior to the general meeting do not disclose the fees paid to non-executive directors.
>	Proposed amounts are excessive relative to other companies in the country or industry.
>	The company intends to increase the fees excessively in comparison with market/sector practices, without stating compelling reasons that justify the increase.
>	Proposals provide for the granting of stock options, or similarly performance-based compensation, to non-executive directors.
>	Proposals introduce retirement benefits for non-executive directors.

And recommend a vote on a case-by-case basis where:

>	Proposals include both cash and share-based components to non-executive directors.
>	Proposals bundle compensation for both non-executive and executive directors into a single resolution.

Equity-Based Compensation Guidelines

General Recommendation: ISS will generally recommend a vote for equity based compensation proposals for employees if the plan(s) are in line with long-term shareholder interests and align the award with shareholder value. This assessment includes, but is not limited to, the following factors:

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> The volume of awards transferred to participants must not be excessive:
> The potential volume of fully diluted issued share capital from equity-based compensation plans must not exceed the following ISS guidelines:
>

The shares reserved for all share plans may not exceed 5 percent of a company's issued share capital, except in the case of high-growth companies or particularly well-designed plans, in which case we allow dilution of between 5 and 10 percent: in this case, we will need to have performance conditions attached to the plans which should be acceptable under ISS criteria (challenging criteria)*;

> The plan(s) must be sufficiently long-term in nature/structure: the minimum vesting period must be no less than three years from date of grant;
> The awards must be granted at market price. Discounts, if any, must be mitigated by performance criteria or other features that justify such discount;
> If applicable, performance standards must be fully disclosed, quantified, and long-term, with relative performance measures preferred.

5. OTHER ITEMS

Reorganizations/Restructurings

General Recommendation: Vote reorganizations and restructurings on a case-by-case basis.

Mergers and Acquisitions

General Recommendation: Vote case-by-case on mergers and acquisitions taking into account all relevant available information.

For every M&A analysis, ISS reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

>

Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, ISS places emphasis on the offer premium, market reaction, and strategic rationale.

> Market reaction - How has the market responded to the proposed deal? A negative market reaction will cause ISS to scrutinize a deal more closely.
>

Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

>

Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? ISS will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.

>

Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Vote against if the companies do not provide sufficient information to make an informed voting decision.

Mandatory Takeover Bid Waivers

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General Recommendation: Vote proposals to waive mandatory takeover bid requirements on a case-by-case basis.

Expansion of Business Activities

General Recommendation: Vote resolutions to expand business activities on a case-by-case basis.

Related-Party Transactions

General Recommendation: In evaluating resolutions that seek shareholder approval of related-party transactions (RPTs), vote on a case-by-case basis, considering factors including, but not limited to, the following:

> The parties on either side of the transaction;
> The nature of the asset transferred/service provided;
> The pricing of the transaction (and any associated professional valuation);
> The views of independent directors (where provided);
> The views of an independent financial adviser (where appointed);
> Whether any entities party to the transaction (including advisers) are conflicted; and
> The stated rationale for the transaction, including discussions of timing.

If there is a transaction that ISS deemed problematic and that was not put to a shareholder vote, ISS may recommend against the election of the director involved in the related-party transaction or the full board.

Antitakeover Mechanisms

General Recommendation: Generally vote against all antitakeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Shareholder Proposals

General Recommendation: Vote all shareholder proposals on a case-by-case basis.

Vote for proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Vote against proposals that limit the company's business activities or capabilities or result in significant coast being incurred with little or no benefit.

Social/Environmental Issues

Global Approach

Issues that may be covered include a wide range of topics, including consumer and product safety, environment and energy, labour covered standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short term or long term.

General Recommendation: Generally vote case-by-case, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will be considered:

> If the issues presented in the proposal may more appropriately or effectively dealt with through legislation or government regulation;

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>	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
>	Whether the proposal's request is unduly burdensome (scope, timeframe, or cost) or overly prescriptive;
>	The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
>

If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

>	If the proposal requests increased disclosure, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

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This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the "Information") is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS for A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

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2014 Australian Proxy Voting Recommendations

Benchmark Policy

August 22, 2014

Institutional Shareholder Services Inc.

Copyright © 2014 by ISS

www.issgovernance.com

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ISS' 2014 Australian Proxy Voting Recommendations

Benchmark Policy

Effective for Meetings on or after October 1, 2014

Published August 22, 2014

The following guidelines apply to ASX-registered issuers and those entities listed on the ASX and domiciled in countries not covered by a separate ISS policy.

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INTRODUCTION

The principle underpinning all ISS' recommendations is that shareholders are the owners of listed companies.1 As such, they are entitled to assess every resolution that seeks their approval in terms of how it affects their interests as the owners of the company.

Overview

Regularly occurring agenda items include:

  Consideration of the financial statements and reports (not normally a voting item);

  Election of directors;

  Non-binding vote on the remuneration report;

  Approving issue of equity securities to directors;

  Approving an increase in the aggregate non-executive director fee cap;

  Approving changes to the company's constitution (requiring a 75-percent majority of votes cast).

________________________

1 The same principles will be applied to listed entities that are not ‘pure’ companies, such as trusts and stapled securities.

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General

Company Name Change

ISS Recommendation: Generally For

ISS views decisions about the company name as best left to management. Typically, name changes are proposed to align the company name more closely with its primary businesses and activities and/or to simplify the company name. Such changes are usually made without detracting from market recognition of the company's identity and activities.

Authority to Postpone or Adjourn Meeting

ISS Recommendation: Case-by-Case

ISS will consider proposals to provide the board with the authority to adjourn annual or special meetings as a change to the company constitution on a case by case basis, considering the board’s rationale for proposing the amendment, as well as past practices in acting in the best interests of shareholders.

If there is evidence of the misuse of the authority to adjourn an annual or special meeting, ISS may consider recommending against the re-election of the chairperson, and if the chairperson is not up for re-election, any non-executive directors up for re-election that were present at the relevant meeting.

Significant Change in Activities

ISS Recommendation: Generally For

ISS generally recommends for resolutions to change the nature or scale of business activities (ASX Listing Rule 11.1) provided the notice of meeting and explanatory statement provide a sound business case for the proposed change.

Capital Structure

Capital structures are generally non-contentious in Australia. Each fully paid ordinary share carries one vote on a poll and equal dividends. Partly paid shares, which are rare, normally carry votes proportional to the percentage of the share paid-up. Companies may also issue redeemable shares, preference shares, and shares with special, limited, or conditional voting rights. Shares with differing amounts of votes constitute different classes of shares, but, in practice, shares with limited or enhanced voting rights are seldom, if ever, seen in Australia outside of a handful of externally managed infrastructure entities.

Multiple Voting Rights

ISS Recommendation: Generally Against

ISS will recommend against proposals to create a new class of shares with superior voting rights.

Shareholders are better off opposing dual-class proposals on the grounds that they contribute to the entrenchment of management and allow for the possibility of management acquiring superior voting shares in the future. Empirical evidence also suggests that companies with simple capital structures also tend toward higher valuation because they are easier for investors to understand.

Non-Voting Shares

ISS Recommendation for introduction: Case-by-Case

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ISS Recommendation for cancellation: Generally For

ISS will recommend for proposals to create a new class of non-voting or subvoting shares only if:

  It is intended for financing purposes with minimal or no dilution to current shareholders;

  It is not designed to preserve the voting power of an insider or significant shareholder.

Mergers and Demergers

ISS Recommendation for introduction: Case-by-Case

ISS will generally recommend for mergers and acquisitions, and demergers/spinoffs, unless:

  The impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group;

  The company's structure following the acquisition or merger does not reflect good corporate governance;

  There are concerns over the process of negotiation that may have had an adverse impact on the valuation of the terms of the offer.

ISS will recommend against if the company does not provide sufficient information upon request to make an informed voting decision.

Financial Statements

ISS Recommendation: Generally For

ISS will recommend for approval of financial statements and director and auditor reports, unless:

  There are concerns about the accounts presented or the audit procedures used;

  The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Australian companies are not required to submit their annual accounts and reports to a shareholder vote.

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1. SHARE CAPITAL

1.1 Reduction of Share Capital: Cash Consideration Payable to Shareholders

ISS Recommendation: Generally For

A company's decision to reduce its share capital, with an accompanying return of funds to shareholders, is usually part of a capital-management strategy. It is commonly an alternative to a buyback or a special dividend.

Such a reduction is normally effected proportionately against all outstanding capital, and therefore does not involve any material change relative to shareholder value. Thus, ISS generally recommends that shareholders vote for these proposals.

1.2 Reduction of Share Capital: Absorption of Losses

ISS Recommendation: Generally For

This type of capital reduction does not involve any funds being returned to shareholders. A company may take this action if its net assets are in danger of falling below the aggregate of its liabilities and its stated capital. ISS usually supports such proposals as they are considered to be routine accounting measures.

1.3 Buybacks

ISS Recommendation: Generally For

ISS generally recommends for requests to repurchase shares, unless:

  There is clear evidence available of past abuse of this authority;

  It is a selective buyback, and the notice of meeting and explanatory statement does not provide a sound business case for it.

ISS considers the following conditions in buyback plans: limitations on a company's ability to use the plan to repurchase shares from third parties at a premium; limitations on the exercise of the authority to thwart takeover threats; and a requirement that repurchases be made at arms-length through independent third parties.

Some shareholders object to companies repurchasing shares, preferring to see extra cash invested in new businesses or paid out as dividends. ISS considers that, when timed correctly, buybacks are a legitimate use of corporate funds and can add to long-term shareholder returns.

1.4 Issue of Shares (Placement): Advance Approval

ISS Recommendation: Case-by-Case

The ASX Listing Rules contain a general cap on non-pro rata share issues of 15 percent of total equity in a rolling 12-month period. Listing Rule 7.1 allows shareholders to vote to carve out from the "15-percent-in-12-months" cap a particular, proposed issue of shares. If shareholders vote to approve this type of resolution, then the share allotments in question will not be counted in calculating the 15-percent-in-12-months cap for the company.

Vote case-by-case on all requests taking into consideration:

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  Dilution to shareholders;

  In some cases, companies may need the ability to raise funds for routine business contingencies without the expense of carrying out a rights issue. Such contingencies could include the servicing of option plans, small acquisitions, or payment for services. When companies make issuance requests without preemptive rights, shareholders not participating in the placement will suffer dilution. While conventions regarding this type of authority vary widely among countries, ISS routinely supports issuance requests without preemptive rights for up to 20 percent of a company's outstanding capital;

  Discount/premium in purchase price to the investor;

  Use of proceeds;

  Any fairness opinion;

  Results in a change in control;

  Financing or strategic alternatives explored by the company;

  Arms-length negotiations;

  Conversion rates on convertible equity (if applicable).

1.5  Issue of Shares (Placement): Retrospective Approval

ISS Recommendation: Case-by-Case

Listing Rule 7.4 allows shareholders to vote to carve out from the 15-percent-in-12-months cap an issue of shares made some time in the previous 12 months. If shareholders vote to approve this type of resolution, then the share allotments in question will not be counted in calculating the 15-percent in-12-months cap for the company.

Australian companies routinely seek approval of previous share distributions. As long as the prior issuances conform to ISS guidelines on share issuances in terms of dilution (see above), ISS routinely recommends in favor of such proposals.

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2. BOARD OF DIRECTORS

2.1 Director Age Limits

ISS Recommendation: Generally Against

The Australian Corporations Act no longer includes an age limit for directors of public companies. ISS supports resolutions seeking to remove the age limitation contained in companies' constitutions in order to bring them in line with the Australian Corporations Act.

ISS considers that age should not be the sole factor in determining a director's value to a company. Rather, each director's performance should be evaluated on the basis of his or her individual contribution and experience. As long as directors are able to fulfill their fiduciary responsibility to shareholders, ISS does not consider they should be disqualified from remaining in office.

2.2 Alteration of the Number of Directors

ISS Recommendation: Case-by-case

The Australian Corporations Act requires a minimum of three directors for public companies. There is no maximum limit set out in the Act, although company constitutions may set a maximum limit. ISS considers these proposals seeking to alter board size on a case-by-case basis, evaluating the request of the proposal and the board's rationale.

In general, proposals to alter board size during a proxy fight or other possible contests for control should be opposed. Allowing directors to alter the terms of a contest while it is under way is not in shareholders' interests, as this tactic could be used to thwart a takeover that is in shareholders' interests.

2.3 Classification of Directors

ISS classifies directors as executive, non-independent non-executive, or independent non-executive. ISS' definition of an independent director uses the Financial Services Council (FSC, formerly the Investment and Financial Services Association or IFSA) definition as its core. The FSC definition closely reflects the definition used by the ASX Corporate Governance Council. The FSC defines an independent director as a non-executive director who:

  Is not a substantial shareholder (or an executive or associate of a substantial shareholder) of the company;

  Has not within the last three years been employed by the company in an executive capacity, or been a director after ceasing to hold any such employment;

  Has not within the last three years been a principal or employee of a material professional adviser or material consultant to the corporate group;

  Is not a material supplier/customer of the corporate group (or an executive or associate of a material supplier/customer);

  Does not have a material contractual relationship with the corporate group;

  Is free from any other interest and any business or other relationship with the corporate group.

ISS interprets this definition as follows:

Substantial Shareholders

  A “substantial” shareholder is a shareholder controlling 5 percent or more of the voting rights in the company.

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  Where a person is a non-executive director of a substantial shareholder, he or she is classified as independent (unless a separate reason exists for classifying as non-independent). However, if the person is specifically designated as a representative of the substantial shareholder, he or she is classified as non-independent.

Former Executives

  The three-year rule is treated as a genuine “cooling off” period. Therefore, a non-executive director is treated as affiliated if he or she has previously been employed in an executive capacity by the company or another group member, and there was not a period of at least three years between ceasing such employment and serving on the board.

Advisers, Suppliers, Customers, Close Family Ties

Where a person is a non-executive director of a material adviser/supplier/customer, and not a major shareholder (or partner) in the material adviser/supplier/customer, he or she is classified as independent, (unless a separate reason exists for classifying as non-independent).

  The materiality threshold for transactions is A$500,000 per annum for large advisers/suppliers/customers and A$50,000 per annum for small advisers/suppliers/customers. “Large” advisers include all major law, accounting, and investment banking firms. These thresholds are assessed by looking at transactions during the three most recent financial years.

Residual

  A company founder is classified as non-independent under the “residual” category (other interests or relationships) even if he or she is no longer a substantial shareholder.

  A relative (or a person with close family ties) of a substantial shareholder, or of a current or former executive, is classified as non-independent under the residual category.

  If the company's annual report classifies a director as non-independent without further information, he or she is classified as non-independent under the residual category.

  There is no hard and fast rule about tenure (length of time on the board) impacting independence. However, a non-executive director who has served 12 or more years may be classified as non-independent under the residual category.

2.4  Election of Directors

ISS considers the overall composition of the board, and of the audit, remuneration, risk (if applicable), and nomination committees, as well as individual directors' attendance records.

As a matter of best practice, the board of a listed entity should also have a committee or committees to oversee risk. Such a committee(s) could be a stand-alone risk committee, a combined audit and risk committee or a combination of board committees addressing different elements of risk. ISS will include the level of disclosure related to a risk committee in our reports as additional information to institutional investors. Under certain circumstances, ISS may consider such disclosure in our vote recommendations on election of directors, as warranted.

In addition, ISS will include the disclosure provided by the company in a Skills Matrix of the board's composition. The skills matrix need not be prospective; instead it could be retrospective; which may alleviate commercial confidentiality issues around disclosure. Generally the skills matrix will identify the gaps in skills by the board to address the company's business strategy. ISS will include such disclosure in our reports as additional information to institutional investors. Under certain circumstances, ISS may consider such disclosure in our vote recommendations on election of directors, as warranted.

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ISS will also consider the history of a particular director when deciding whether to recommend in favor of a director's (re)election. Examples of circumstances where ISS will consider recommending against a director's (re)election, regardless of board composition, are when a director has had significant involvement with a failed company and/or where a director has in the past appeared not to have acted in the best interests of all shareholders (such as adjourning an annual or special meeting in circumstances or manner which is not in the best interest of shareholders).

Where there is a majority-independent board (greater than 50 percent), ISS will recommend for the (re)election of a board-nominated director unless:

  He or she is executive and chairperson, and no "lead director" has been appointed from among the independent directors (recommend against; but if he or she is company founder and integral to the company, recommend for);

  He or she is executive (but not the CEO) and is on the audit committee (recommend against);

  He or she is non-independent due to being a former partner or employee of the company's auditor, and is on audit committee (recommend against);

  He or she is executive (but not the CEO) and is on the remuneration committee, and the remuneration committee is not majority-independent (recommend against);

  He or she has attended less than 75 percent of board and committee meetings over the most recent two years, without a satisfactory explanation (recommend against);

  He or she sits on more than five other listed company boards (counting a chair as equivalent to two board positions), or is an executive director and holds more than one non-executive directorship at unrelated listed companies (recommend against, in the absence of exceptional circumstances).

Where there is not a majority-independent board (less than or equal to 50 percent):

  Generally recommend against executive directors (except the CEO and founders integral to the company) because executives do not need to sit on the board for directors to access their expertise. It is common in Australia for senior executives to be invited to board meetings to make presentations and answer questions;

  Recommend against a representative of a substantial shareholder on a board where the reason independent directors constitute a minority of the board is because of a preponderance of executive directors and representatives of one substantial shareholder. In these cases, ISS will recommend against only one representative of the substantial shareholder (typically, the director with the worst attendance record);

  Recommend against any director who is non-independent due to being a former partner or employee of the company's auditor, and is on the audit committee;

  Recommend against any director who has attended less than 75 percent of board and committee meetings over the most recent two years, without a satisfactory explanation;

  Recommend against any director who sits on more than five other listed company boards (counting a chair as equivalent to two board positions), or is an executive director and holds more than one non-executive directorship at unrelated listed companies, unless exceptional circumstances exist.

Recommend against shareholder-nominated candidates who lack board endorsement, unless they demonstrate a clear ability to contribute positively to board deliberations.

Excessive Non-Audit Fees

Generally vote against the reelection of individual directors who are members of the audit committee as constituted in the most recently completed fiscal year if Non-audit fees (Other Fees) paid to the external audit firm exceeds audit and audit-related fees, and tax compliance/preparation fees.

In circumstances where "Other" fees include fees related to significant one-time capital structure events (such as initial public offerings) and the Company makes public disclosure of the amount and nature of those fees that are an exception to the standard "non-audit fee" category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.

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Under extraordinary circumstances, recommend against directors individually, on a committee, or the entire board, due to:

  Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company; or

  Failure to replace management as appropriate; or

  Egregious actions related to the director(s)' service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

2.5  Combination of CEO and Chairperson

ISS Recommendation: Case-by-Case

ISS supports the separation of the roles of chairperson and CEO in principle but acknowledges that there may be certain mitigating factors to counterbalance a board structure where the roles are combined, such as the appointment of a lead director. ISS also considers companies should be allowed the discretion in exceptional circumstances to temporarily combine the roles if adequate justification is provided. If the company combines these two positions into one person, then the company must provide for adequate control mechanisms.

2.6 Removal of Directors

ISS Recommendation: Case-by-Case

The major decision factors are:

  Company performance relative to its peers;

  Strategy of the incumbents versus the dissidents;

  Independence of directors/nominees;

  Experience and skills of board candidates;

  Governance profile of the company;

  Evidence of management entrenchment;

  Responsiveness to shareholders.

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3. REMUNERATION

3.1 Remuneration Report

ISS Recommendation: Case-by-Case

ISS' approach is to ascertain, from the remuneration report, the key positive and negative features of the company's approach to executive and non-executive remuneration, and then make a voting recommendation after balancing those positive and negative features. An assessment is made of: (a) the way in which the company pays its executives and non-executive directors; (b) the adequacy and quality of the company's disclosure generally; and (c) the appropriateness and quality of the company's disclosure linking identified material business risks and the predetermined key performance indicators (KPI) that determine annual variable executive compensation outcomes.

The Australian Securities and Investment Commission (ASIC) released Regulatory Guide (RG) 247 on 27 March 2013 to give guidance to companies on their compliance to disclosure under section 299A of the Corporations Act 2001 (Cth) (the Act) – Annual directors' report – additional and general requirements for listed entities. Specifically sub sections (1) – (a) to (c) of section 299A of the Act. RG 247 sets out the required disclosure in the Operating and Financial Review (OFR) in terms of the company's prospects for future financial years in terms of the company's business strategies and material business risks.

ISS' approach is to ascertain from the OFR if the company has linked, in the remuneration report, the management of its material business risks to its key performance indicators (KPI) in determining remuneration for key management personnel (KMP).

In relation to (a), ISS' approach to long-term incentive plans is covered in “Remuneration of Executives: Long-Term

Incentives” below.

3.2 Remuneration of Non-Executive Directors: Increase in Aggregate Fee Cap

ISS Recommendation: Case-by-Case

This type of resolution seeks shareholder approval for an increase in the maximum aggregate level of fees able to be paid to the company's non-executive directors. It is a requirement of the ASX Listing Rules for companies to obtain shareholder approval for any increase in the fee cap.

When assessing requests for an increase in the fee cap, ISS applies a case-by-case approach, taking into account the following factors:

  The size of the proposed increase;

  The level of fees compared to those at peer companies;

  The explanation the board has given for the proposed increase;

  Whether the company has discontinued retirement benefits;

  The company’s absolute and relative performance over (at least) the past three years based on measures such as

  (but not limited to) share price, earnings per share and return on capital employed;

  The company’s policy and practices on non-executive director remuneration, including equity ownership;

  The number of directors presently on the board and any planned increases to the size of the board;

  The level of board turnover.

If the company has an active retirement benefits plan for non-executive directors, recommend against the increase. ISS also will recommend against a fee cap increase where a company is seeking an increase after a period of poor absolute and

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relative performance, where the same board (or largely the same board) has overseen this period of poor performance and where the fee cap increase is not being sought for the purposes of board renewal.

3.3 Remuneration of Non-Executive Directors: Approval of Share Plan

ISS Recommendation: Generally For

This type of resolution seeks shareholder approval for the company's non-executive directors to receive some of their fees in the form of shares rather than cash. The reason for the resolution is that listed companies can only issue equity securities to directors if shareholders approve such issuances in advance (Listing Rule 10.14).

The ISS recommendation in such cases is generally for because all three key sets of guidelines in Australia (ASX Corporate Governance Council, FSC, and those of the Australian Council of Super Investors - ACSI) support companies taking steps to encourage non-executive directors to acquire a material shareholding.

3.4 Remuneration of Executive Directors: Share Incentive Schemes

ISS Recommendation: Case-by-Case

Share incentive schemes in Australia usually provide for “performance rights,” “performance shares,” “conditional rights,” or similar instruments, all of which are economically zero exercise price options (ZEPOs).

The use of share option plans has significantly declined to a level which makes them rare. This is largely because of the introduction in Division 83A (the Income Tax Assessment Act 1997 (Cth) effective from 1 July 2009) of taxation at vesting. In addition, the elimination of tax refunds for vested but “out of the money” options has also exacerbated the situation following the introduction of Division 83A of the Income Tax Assessment Act 1997 (Cth) effective from 1 July 2009.

A smaller number of share incentive schemes are structured as loan-funded share plans.

3.5 Remuneration of Executives: Long-Term Incentives

ISS Recommendation: Case-by-Case

In Australia, there is no statutory or listing rule requirement for companies to put long-term incentive plans before shareholders for approval. Some companies choose to seek shareholder approval of a plan so that equity instruments issued under it do not count toward the “15 percent in 12 months” dilution cap (see “Issue of Shares (Placement): Advance Approval”, above).

Under ASX Listing Rule 10.14, companies must seek shareholder approval for any grant of equity awards to a director. However, there is a carve-out for grants of shares where those shares were purchased on-market rather than being newly issued. This carve-out was introduced in a controversial amendment to Listing Rule 10.14 in October 2005. ISS believes that long-term incentive grants of shares to executive directors should be put to shareholders for a vote, regardless of whether the shares are newly issued or purchased on market. If a company utilizes the Listing Rule 10.14 carve-out, this is treated as a negative factor in ISS' assessment of the Remuneration Report.

ISS reviews long-term incentive plans (and proposed grants of equity awards to particular directors) according to the following criteria:

Exercise Price

   Option exercise prices should not be at a discount to the market price at the grant date. (Many Australian companies now issue performance rights or performance shares, which are ZEPOs. These are not treated as “discounted” rights, but the following requirements in terms of vesting period, performance hurdles, etc., apply equally.)

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  Plans should not allow the repricing of underwater options.

Vesting Period

  Should be appropriate time restrictions before rights can be exercised (if 50 percent or more of securities can vest in two years or less, this is too short).

Performance Hurdles

  Generally, a hurdle that relates to total shareholder return (TSR) is preferable to a hurdle that specifies an absolute share price target or an accounting measure of performance (such as earnings per share (EPS)).

  Where a relative hurdle is used (comparing the company's performance against a group of peers or against an index), no vesting should occur for sub-median performance, and the peer group should be defensible (e.g. not too small, and not “cherry picked”).

  A sliding-scale hurdle – under which the percentage of rights that vest increases according to a sliding scale of performance (whether absolute or relative) – is generally preferable to a hurdle under which 100 percent of options vest once a single target is achieved.

  Where an absolute share-price target is used, executives can be rewarded by a rising market even if their company does relatively poorly. In addition, even if a share-price hurdle is set at a significantly higher level than the prevailing share price, then the hurdle may not be particularly stretching if the option has a long life and there are generous retesting provisions.

  An accounting-related hurdle does not necessarily require that shareholder value be improved before the incentive vests. In other words, with an accounting performance hurdle, it is possible for incentives to vest – and executives to be rewarded – without any medium to long-term improvement in shareholder return having been delivered. Growth in EPS may, but does not always, translate into a material increase in share price and dividends over the medium to long term.

  Two different types of options should be distinguished: (1) grants of market-exercise-price options (traditional options), and (2) ZEPOs. Traditional options have an in-built share price appreciation hurdle, because the share price must increase above its level at the grant date for the executive to have an incentive to exercise. ZEPOs have no exercise price; the executive pays nothing to the company on exercising the rights. An EPS hurdle can lead to executive reward without any increase in shareholder return if the instruments are ZEPOs, but not if they are traditional options. Therefore, an EPS hurdle can more readily be supported if traditional options, rather than ZEPOs, are being granted.

  For an EPS target to be sufficiently stretching, the target should specify a hurdle that will require EPS to have grown significantly. In assessing whether an EPS hurdle is sufficiently stretching for a particular company, ISS will consider the EPS forecasts for a particular company produced and published by analysts and any earnings guidance provided by management. If a sliding-scale EPS hurdle is used, a significant proportion of the options should vest only for EPS performance that exceeds consensus analyst forecasts.

Retesting

  A retest is where the performance hurdle has not been achieved during the initial vesting period, and the plan permits further testing of the performance hurdle on a later date or dates. Many investors, in markets like the U.K., do not support retesting of performance criteria on share options or other share-based incentive awards, arguing that retesting undermines the incentive value of such awards. However, such provisions have not been uncommon in the Australian market. At the same time, however, as companies have moved toward annual grants of awards that mitigate the concerns over “cliff-vesting,” and the increasingly held view among institutions that retesting does not constitute best practice, companies are encouraged to review such practices and move toward reducing the number of retests to a small number, if not eliminating retesting altogether.

  In cases where retesting exists, ISS will evaluate the type of retesting, either fixed-base or rolling, and the frequency of the retesting. (Fixed-base testing means performance is always tested over an ever-increasing period, starting from grant date. This is less concerning than retesting from a rolling start date.) Where a company has a particularly generous retesting regime, and has not committed to reduce the number of retests to a small number, ISS will recommend against a resolution to approve the scheme in question, or a grant of rights under the scheme. This may also lead to an against recommendation on the remuneration report, depending on other aspects of executive and non-executive pay. In the case of new plans, ISS considers that companies should not include retesting provisions as a matter of best practice, but will take a case-by-case approach in such instances.

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Transparency

  Methodology for determining exercise price should be disclosed.

  Shareholders should be presented with sufficient information to determine whether the scheme will reward superior future performance.

  Proposed volume of securities which may be issued should be disclosed to enable shareholders to assess dilutionary impact.

  Time restrictions before options can be exercised should be disclosed.

  Any restrictions on disposing of shares received should be disclosed.

  Full cost of options to the company should be disclosed.

  Method used to calculate cost of options should be disclosed, including any discount applied to account for the probability of equity incentives not vesting.

  Method of purchase or issue of shares on exercise of options should be disclosed.

Dilution of Existing Shareholders' Equity

  Aggregate number of shares and options issued under all employee and executive incentive schemes should not exceed 10 percent of issued capital.

Level of Reward

  Value of options granted (assuming performance hurdles are met) should be consistent with comparable schemes operating in similar companies.

Eligibility for Participation in the Scheme

  Scheme should be open to all key executives.

  Scheme should not be open to non-executive directors.

Other

  Plans should include reasonable change-in-control provisions (i.e. pro rata vesting time and size of awards).

  Plans should include "good" leaver/"bad" leaver provisions to minimize excessive and unearned payouts (see below for a discussion of ISS specific approach to resolutions seeking approval for termination benefits to executives generally and under equity plans).

In summary, ISS generally opposes plans, and proposed grants under plans, if any of the following apply:

  Exercise price is discounted;

  Vesting period is too short;

  Performance hurdles are not sufficiently demanding (although ISS will take into account whether the plan is used for a wide group of employees in evaluating performance hurdles under a particular plan);

  Extensive retesting of performance criteria is permitted over an extended time period if the original performance criteria are not met during the initial testing period;

  Plan allows for excessive dilution;

  Company failed to disclose adequate information regarding any element of the scheme.

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3.6 Long-Term Incentive Plan Amendments

ISS recommendation: Case-by-Case

When evaluating amendments to existing plans ISS initially uses its long-term incentive plan guidelines (see above). ISS then determines if the amendment is improving/removing negative features or if it is exacerbating such features. If the amendment is eliminating negative features, the amendment could potentially be supported. However, if the amendment is neutral, ISS would recommend against the amendment to express dissatisfaction with the underlying terms of the plan.

3.7 Termination Benefit Approvals

ISS recommendation: Case-by-Case

Amendments to the Australian Corporations Act in November 2009 capped allowable (i.e. without shareholder approval) "termination benefits" to senior executives at 12 months' base pay. Formerly the Corporations Act required shareholder approval only where the termination payment was in excess of seven times total remuneration. Companies are able to seek approval of such payments, including benefits from unvested equity grants on termination, in advance including by seeking general approval for vesting of equity incentives on termination under a specific equity plan.

ISS will generally recommend against resolutions seeking approval of termination payments for executives in excess of the statutory maximum (i.e. 12 months' base pay), except where there is clear evidence that the termination payment would provide a benefit to shareholders.

In cases where approval is sought for termination benefits under any equity plan, vote for the provision of termination benefits under the plan in excess of 12 months' base salary, only if the approval is for three years or less and no vesting without satisfaction of sufficiently demanding performance hurdles is permitted.

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4. AUDITORS

4.1 Reappointment of Auditor, and Authorization for the Directors to Set Auditor's Remuneration

ISS Recommendation: Generally For

This type of resolution is not required under Australian law, and so it arises for ASX-listed companies that are incorporated in the United Kingdom, Papua New Guinea, and other countries where annual reappointment of the auditor is a statutory requirement.

ISS will recommend for the appointment of auditors and authorizing the board to fix their remuneration, unless:

  There are serious concerns about the accounts presented or the audit procedures used;

  Non-audit related fees are substantial or are routinely in excess of standard annual audit fees.

4.2  Appointment of a New Auditor

ISS Recommendation: Generally For

Whenever an Australian public company changes its auditor during the year, it is required to put the auditor up for election by shareholders at the next AGM. Often a new auditor is selected by the board during the year and may or may not have started work by the time the shareholders vote on its election.

Unless there is some compelling reason why a new auditor selected by the board should not be endorsed, the recommendation is for. A compelling reason might be a past association as auditor during a period of financial trouble.

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5. Environmental and Social Issues

5.1 Global Approach

ISS recommendation: Case-by-Case

Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor covered standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short term or long term.

Generally vote case-by-case, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will be considered:

  If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;

  If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;

  Whether the proposal's request is unduly burdensome (scope, timeframe, or cost) or overly prescriptive;

  The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;

  If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

  If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

5.2  Board diversity

ISS views diversity on boards as an important topic for engagement with the company. We examine diversity as part of board refreshment so as to provide our clients with the best information on which to base an informed voting decision. ISS will report on the company's disclosure on the measures to achieve greater diversity. A company may take a broader definition of diversity in its approach than only gender. Such a definition may include matters of age, disability, ethnicity, marital or family status, religious or cultural background, sexual orientation and gender identity.

ISS reports on whether a company:

  has a diversity policy;

  has measurable objectives on promoting gender diversity;

  reports on progress against those measurable objectives; and

  reports on the respective proportions of men and women on the board, in senior executive positions and across the whole organisation (including how the company has defined “senior executive” for these purposes); or

    if the entity is a “relevant employer” under the Workplace Gender Equality Act, the entity’s most recent “Gender Equality Indicators”, as defined in and published under that Act;

  Whether the company uses Box 1.5 of the ASX Guidelines 3rd Ed. to create the company's diversity policy.

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5.3 Economic, Environmental, and Sustainability Risks

Where appropriate, ISS will report on the quality of the company's disclosure on its economic, environmental, and sustainability risks and how it regards these risks.

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MISCELLANEOUS

Constitutional Amendment

ISS Recommendation: Case-by-Case

Proposals to amend the company's constitution are required to be approved by a special resolution (75-percent majority of votes cast).

Proposals range from a general updating of various clauses to reflect changes in corporate law and ASX Listing Rules, to complete replacement of an existing constitution with a new "plain language," and updated, version.

Renewal of "Proportional Takeover" Clause in Constitution

ISS Recommendation: Generally For

The Australian Corporations Act allows a company to include in its constitution a clause that requires shareholder approval for a proportional (partial) takeover offer to be made. Under this type of clause, a proportional takeover offer cannot proceed to be mailed out to shareholders until after the company has held a general meeting at which shareholders vote on whether to allow the offer to be made. The clause can remain in the constitution for a maximum of three years. It is standard practice among ASX-listed companies to ask their shareholders to reinsert the clause into the constitution, at every third AGM. The clause cannot be used as a management entrenchment device given that if a shareholder meeting to vote on the approval of the making of a proportional bid is not held within 14 days of the bid expiry deadline, allowing the bid to be made will be taken as approved.

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DISCLOSURE/DISCLAIMER

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the “Information”) is the property of Institutional Shareholder Services Inc. (“ISS”), its subsidiaries, or, in some cases third party suppliers. The Information may not be reproduced or redisseminated in whole or in part without prior written permission of ISS.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits) or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

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2014 New Zealand Proxy Voting Recommendations

Benchmark Policy

July 31, 2014

Institutional Shareholder Services Inc.

Copyright © 2014 by ISS

www.issgovernance.com

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ISS' 2014 New Zealand Proxy Voting Recommendations

Benchmark Policy

Effective for Meetings on or after October 1, 2014

Published July 31, 2014

The following guidelines apply to NZSX-registered issuers and those entities listed on the NZSX and domiciled in countries not covered by a separate ISS policy.

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Remuneration: Shareholder resolutions	17

SOCIAL/ENVIRONMENTAL ISSUES	18
Global Approach	18

MISCELLANEOUS	19
Constitutional Amendment	19

DISCLOSURE/DISCLAIMER	20

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INTRODUCTION

The principle underpinning all ISS' recommendations is that shareholders are the owners of listed companies.1 As such, they are entitled to assess every resolution that seeks their approval in terms of how it affects their interests as the owners of the company.

Disclosure

Shareholders in listed companies are entitled to clear and meaningful disclosure of company finances, the names, roles, and experience of directors and senior management, and the remuneration paid to directors, auditors, and executives, as well as any other transactions between the company and associates of its management.

In addition, shareholders as owners should receive information on the internal and external governance mechanisms of a company, including the details of membership of board committees, attendance at board and committee meetings by directors, and disclosure of committee charters and/or responsibilities. Adequate disclosure on governance mechanisms includes the disclosure of the number of votes cast For, Against, and Abstain on particular resolutions at company meetings.

In the absence of such disclosures, shareholders will lack sufficient information to assess how their interests as owners are being safeguarded. In cases where disclosure is generally inadequate, ISS will consider on a case-by-case basis recommending against resolutions such as the election of directors, especially the chairperson, the acceptance of financial statements, and, where necessary and appropriate, any other resolution.

1 The same principles will be applied to listed entities that are not ‘pure’ companies, such as trusts and stapled securities.

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BOARD OF DIRECTORS

In assessing resolutions concerning directors, ISS will consider the following:

  Directors are the stewards of the shareholders’ company;

  As such, directors should act in the interests of the company;

  Directors are best placed to provide oversight of the management and operations of a company;

  Directors should be responsive to the wishes of the shareholders whose interests they serve.

As a general principle, ISS supports boards having a majority of independent non-executive directors with an independent chairperson. However, ISS acknowledges there will be cases where it is in the best interests of the company for a board not to comprise a majority of independent directors, and will assess all resolutions concerning the election of directors on a case-by-case basis.

Director Age Limits

ISS Recommendation: Generally Against

There is no requirement in the NZ Companies Act for directors to retire at a certain age. ISS supports resolutions seeking to remove age limitations from company constitutions.

ISS does not consider that age should be the sole factor in determining a director’s value to a company. Rather, each director’s performance should be evaluated on the basis of their individual contribution and experience. As long as directors are able to fulfill their fiduciary responsibility to shareholders, we do not believe they should be disqualified from remaining in office.

Alteration of the Number of Directors

ISS Recommendation: Case-by-Case

The NZSX Listing Rules require a minimum of three directors for public companies. There is no maximum limit, although company constitutions may set a maximum limit. ISS considers these proposals on a case-by-case basis, but is generally supportive of resolutions that set a maximum limit on board size. ISS will generally recommend against resolutions that seek to remove any maximum limit on board size.

All proposals to alter board size during a proxy fight or other possible contests for control should be opposed. Allowing directors to alter the terms of a contest while it is under way is not in shareholders’ interests, as this tactic could be used to thwart a takeover that is in shareholders’ interests.

Classification of Directors

Directors are classified as (i) executive, (ii) non-independent non-executive, or (iii) independent non-executive. The ISS definition of an independent director uses the ASX Corporate Governance Council’s definition as its core. The ASX Council definition is used because many NZ companies are listed on the ASX and in turn a substantial part of the NZX 50 consists of ASX-listed companies. The ASX definition is similar to the definition adopted by the NZSX Listing Rules of an independent director but is more specific and in some cases more stringent. It defines an independent director as a non-executive director who:

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  Is not a substantial shareholder (or an executive or associate of a substantial shareholder) of the company;

  Has not within the last three years been employed by the company in an executive capacity, or been a director after ceasing to hold any such employment;

  Has not within the last three years been a principal or employee of a material professional adviser or material consultant to the corporate group;

  Is not a material supplier/customer of the corporate group (or an executive or associate of a material supplier/customer);

  Does not have a material contractual relationship with the corporate group;

  Has not served on the board for a period which could, or could reasonably be perceived to, materially interfere with the director’s ability to act in the best interests of the company;

  Is free from any other interest and any business or other relationship with the corporate group.

ISS interprets this definition as follows:

Substantial shareholders

  A "substantial" shareholder is a shareholder controlling 5 percent or more of the voting rights in the company. This is in accordance with the NZ Securities Markets Act.

  Where a person is a non-executive director of a substantial shareholder, he/she is classified as independent (unless a separate reason exists for classifying as non-independent). However, if the person is specifically designated as a representative of the substantial shareholder, he/she is classified as non-independent.

  A company founder is classified as non-independent even if no longer a substantial shareholder.

  A relative of a substantial shareholder is also classified as non-independent.

Former executives

  The three-year rule is treated as a ‘cooling off’ period. Therefore, where an executive joins the board (as a non-executive) on retirement from executive office, or stays on the board (as a non-executive) after retiring from executive office, he/she is classified as non-independent for so long as they remain on the board.

  A relative of a current or former executive is also considered to be non-independent.

Advisers, suppliers, customers

  Where a person is a non-executive director of a material adviser/supplier/ customer, and not a major shareholder (or partner) in the material adviser/supplier/customer, he/she is classified as independent (unless a separate reason exists for classifying them as non-independent).

  The materiality threshold for transactions is NZ$250,000 per annum for large advisers/suppliers/customers and NZ$25,000 per annum for small advisers/suppliers /customers. ‘Large’ advisers include all major law, accounting and investment banking firms. These thresholds are assessed by looking at transactions during the two most recent financial years.

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Tenure

  ISS classifies a non-executive director who has served 20 or more years as non-independent.

Miscellaneous

  If the company classifies a director as non-independent without further information, he/she is classified as non-independent under the ‘residual’ category.

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Election of Directors

ISS looks at the overall composition of the board, and the audit, remuneration, and nomination committees and at directors’ attendance records (where provided) in assessing whether to support the election of board-endorsed directors. In doing so, ISS will bear in mind prevailing NZ board structures although as a general principle ISS supports audit, remuneration and nomination committees that have a majority of independent non-executive directors.

ISS will also consider the history of a particular director when deciding whether to recommend in favor of his or her (re)election. Examples of circumstances where ISS will consider recommending against a director’s election, regardless of board composition, is when a director has had a significant involvement with a failed company or where a director has in the past acted against the interests of all shareholders.

Where there is a majority-independent board (i.e. >50 percent) ISS will recommend for the (re)election of a board-nominated director unless:

  He/she is executive and chairperson, and there is no independent deputy chairperson or ‘lead independent director’ or other accountability mechanism (recommend against; but if he/she is the company founder and integral to the company: recommend for);

  He/she is executive (but not the CEO) and is on the audit committee (recommend against);

  He/she is non-independent due to being a former partner or employee of the company’s auditor, and is on audit committee (recommend against);

  He/she has attended less than 75 percent of board and committee meetings over the most recent two years, without a satisfactory explanation (recommend against);

  He/she sits on more than five other listed company boards (counting chairing a company as equivalent to two board positions), or is an executive director and holds more than one non-executive directorship at unrelated listed companies (recommend against).

Where there is not a majority-independent board (i.e. ≤50 percent):

  Generally recommend against executive directors (except the CEO and/or a company founder who is integral to the company) because executives do not need to sit on the board for directors to access their expertise. It is common in New Zealand for senior executives to be invited to board meetings to make presentations and answer questions;

  Recommend against any director who is non-independent due to being a former partner or employee of the company’s auditor, and is on audit committee;

  Recommend against any director who has attended less than 75 percent of board and committee meetings over the most recent two years, without a satisfactory explanation;

  Recommend against any director who sits on more than five other listed company boards (counting chairing a company as equivalent to two board positions), or is an executive director and holds more than one non-executive directorship at unrelated listed companies;

  Recommend against a representative of a substantial shareholder on a board where independent directors constitute a minority of the board due to a preponderance of executive directors and substantial shareholder affiliates. In these cases, ISS will recommend against only one representative of the substantial shareholder.

Recommend against shareholder-nominated candidates who lack board endorsement, unless they demonstrate a clear ability to contribute positively to board deliberations.

Under extraordinary circumstances, recommend against directors individually, on a committee, or the entire board, due to:

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  Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company; or

  Failure to replace management as appropriate; or

  Egregious actions related to the director(s)' service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Removal of directors

ISS Recommendation: Case-by-Case

The major factors in considering such resolutions are:

  Company performance relative to its peers;

  Strategy of the incumbents versus the dissidents;

  Independence of directors/nominees;

  Experience and skills of board candidates;

  Governance profile of the company;

  Evidence of management entrenchment;

  Responsiveness to shareholders;

  Level of disclosure by company to shareholders.

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GENERAL

Company Name Change

ISS Recommendation: Generally For

ISS views decisions about the company name as best left to management. Typically, name changes are proposed to align the company name more closely with its primary businesses activities and/or to simplify the company name. Such changes are usually made without detracting from market recognition of the company’s identity and activities.

Significant Change in Activities

ISS Recommendation: Generally For

ISS will generally recommend for resolutions to change the nature or scale of business activities (NZSX Listing Rule 9.1.1) so long as the notice of meeting and explanatory statement provides a sound business case for the proposed change.

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CAPITAL STRUCTURE

Multiple Voting Rights

ISS Recommendation: Generally Against

Recommend against proposals to create a new class of shares with superior voting rights.

Shareholders are better off opposing dual-class proposal on the grounds that they contribute to the entrenchment of management and allow for the possibility of management acquiring superior voting shares in the future. Empirical evidence also suggests that companies with simple capital structures also tend towards higher valuation because they are easier for investors to understand.

Non-Voting Shares

ISS Recommendation for introduction: Case-by-Case

ISS Recommendation for cancellation: Generally For

Recommend for proposals to create a new class of non-voting or sub-voting shares only if:

  It is intended for financing purposes with minimal or no dilution to current shareholders;

  It is not designed to preserve the voting power of an insider or significant shareholder.

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MERGERS AND DEMERGERS

ISS Recommendation: Case-by-Case

In evaluating mergers and demergers for which shareholder approval in a meeting is being sought, ISS will evaluate the terms of the offer principally on the basis of the returns such an offer provides for shareholders. However, governance issues around the merger or demerger offer will be considered relevant if they have the potential to materially affect shareholders’ rights.

Areas where such issues will be considered relevant include:

  Whether a merger is being conducted via the NZ Takeovers Code.

  Where a merger or demerger agreement includes significant penalties that will be triggered should shareholders not approve it (’break fees’).

Even where there are potential governance shortcomings in a proposed merger or demerger, ISS may still recommend for the transaction on a ‘lesser of two evils’ basis, but may consider the conduct of the directors involved when assessing them as candidates for election to other boards.

As a general rule, however ISS will recommend for mergers and acquisitions and demergers/spinoffs unless:

  The impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group.

  The company’s structure following the acquisition or merger does not reflect good corporate governance.

  Concerns exist that the negotiation process may have had an adverse impact on the valuation of the terms of the offer.

Recommend against if the company does not provide sufficient information upon request to make an informed voting decision.

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SHARE CAPITAL

Reduction of Share Capital: Absorption of Losses

ISS Recommendation: Generally For

These types of capital reduction do not involve any funds being returned to shareholders. A company may take this action if its net assets are in danger of falling below the aggregate of its liabilities and its stated capital. ISS usually supports such proposals as they are considered to be routine accounting measures.

Issue of Shares (Placement): Advance Approval

ISS Recommendation: Case-by-Case

The NZSX Listing Rules, since changes adopted in April 2009, contain a general cap on non-pro-rata share issues of 20 percent of total equity over a rolling 12-month period (the limit was formerly 15 percent). Listing Rule 7.3.5(a)(i) allows shareholders to vote to carve out from the ‘20-percent-in-12-months’ cap a particular, proposed issue of shares. If shareholders vote to approve this type of resolution, then the share allotments in question will not be counted in calculating the 20 percent in 12 months cap for the company.

Recommend case-by-case on all requests taking into consideration:

  Dilution to shareholders: In some cases, companies may need the ability to raise funds for routine business contingencies without the expense of carrying out a rights issue. Such contingencies could include the servicing of option plans, small acquisitions, or payment for services. When companies make issuance requests without preemptive rights, shareholders not participating in the placement will suffer dilution. ISS routinely recommends for issuance requests without preemptive rights for up to 20 percent of a company’s outstanding capital;

  The discount/premium in purchase price to the investor;

  The intended use of the proceeds;

  Any fairness opinion provided by the company;

  The impact of the issue on control of the company;

  The financing or strategic alternatives explored by the company;

  If the negotiations surrounding the placement were conducted at arms-length;

  The conversion rates on convertible equity (if applicable).

Issue of Shares (Placement): Retrospective Approval

ISS Recommendation: Case-by-Case

Listing Rule 7.3.5(a)(iii) allows shareholders to vote to carve out from the ‘20-percent-in-12-months’ cap an issue of shares made some time in the previous 12 months. If shareholders vote to approve this type of resolution, then the share allotments in question will not be counted in calculating the 20 percent in 12 months cap for the company.

It is ISS policy to approve such proposals unless the prior issue does not conform to ISS guidelines on share issuance in terms of dilution.

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REMUNERATION

In assessing executive and director remuneration, ISS’ overriding consideration is how remuneration relates to shareholders’ interests, specifically:

  That remuneration for non-executive directors is sufficient to attract and retain high calibre board members, but is not structured in such a way as to compromise their ability to oversee the company;

  That remuneration for executive directors and executives is sufficient to attract and retain talented individuals but is not excessive compared to appropriate market standards;

  That a reasonable proportion of executive remuneration is linked to company performance, and a substantial portion of performance linked remuneration be linked to company performance over the medium to long term;

  That all remuneration paid to directors and senior executives is clearly disclosed, and enables shareholders to assess how this remuneration relates to company performance.

Remuneration of Non-executive Directors – Increase in Aggregate Fee Cap

ISS Recommendation: Case-by-Case

This type of resolution seeks shareholder approval for an increase in the maximum aggregate level of fees able to be paid to a company’s non-executive directors. It is a requirement of the NZSX Listing Rules that companies must obtain shareholder approval for any increase in the fee cap or alternatively, the individual remuneration paid to non-executive directors.

Changes to the Listing Rules in April 2009 also allow the resolution authorising the directors’ remuneration to enable the directors to receive some or all of their fees in shares issued at the market price.

ISS takes into account the size of the proposed increase, the level of fees compared to those at peer companies and the explanation the board has given for the proposed increase.

ISS will generally recommend for any fee cap resolution that also seeks to allow directors to receive part or all of their fees in shares. The NZSX Corporate Governance Code and investor governance guidelines worldwide support such schemes as increasing the alignment of interests between directors and shareholders.

Remuneration of Non-executive Directors – Issue of options

ISS Recommendation: Generally Against

This type of resolution seeks shareholder approval for the issue of options, or similar performance-linked securities, to non-executive directors. The NZSX Code encourages such schemes. However ISS will generally recommend against the issue of options to non-executive directors because issuing performance-linked equity incentives to directors may impair their ability to exercise independent judgment on behalf of investors. Investor governance standards such as the U.K. Combined Code and various Australian codes oppose the issue of options to non-executive directors. As noted elsewhere, outside of certain circumstances (such as very large equity issues), the NZSX Listing Rules no longer require shareholder approval for the issue of options to directors.

Transparency of CEO incentives

It is common in NZSX-listed companies for the CEO not to be a member of the board of directors. NZ-registered companies are only required to disclose the individual remuneration of directors, although since changes to the Listing Rules in April

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2009 shareholders are no longer able to vote on proposals concerning the issue of options to directors. It is reasonable for shareholders to be able to assess the remuneration of the most senior member of management, and to be able to vote on any equity incentives that they may be offered.

On this basis, in circumstances where the CEO’s remuneration is not subject to any shareholder approval or scrutiny, ISS may consider recommending against the reelection of directors of a company who serve on the remuneration committee. This will only be done in cases where it appears that the CEO has been granted a substantial quantity of equity incentives.

This will be assessed on a case-by-case basis, and will only be considered in cases where there appears to be no credible alternate explanation for a CEO not being a member of the board. ISS acknowledges there are circumstances in which it may be appropriate for a CEO not to be a director and will take into account all relevant circumstances of a particular company before making such a recommendation.

Remuneration of Executives: Options and Other Long-Term Incentives

ISS Recommendation: Case-by-Case

Under the NZSX Listing Rules, companies are able to issue securities to employees without shareholder approval so long as such issues do not exceed 3 percent of issued capital per annum. Since changes to the Listing Rules in April 2009, approval is not required for the issue of securities to directors so long as the issue occurs under the general employee share plan limit and their participation is determined on the same basis as that of other employees. Certain NZ companies will continue to require shareholder approval of equity incentives for directors given they are also listed on the Australian Securities Exchange, where Listing Rule 10.14 requires prior approval for the issue of equity securities to a director under an employee incentive scheme.

ISS reviews long-term incentive plans and share option plans (and proposed grants of options and shares to particular directors) according to the following criteria:

Exercise price

  The exercise price for options should not be at a discount to market price at grant date (in the absence of demanding performance hurdles).

  Plans should not allow for the alteration of the terms of worthless options.

Vesting period

  There should be appropriate time restrictions before options can be exercised (if 50 percent or more of securities can vest in two years or less, this is generally considered too short).

Performance hurdles

  Generally, hurdles that relate to total shareholder return (TSR) (share price movement plus dividends and capital returns) are preferable to hurdles that specify an absolute share price target or an accounting measure of performance (such as earnings per share: EPS).

  Where a relative hurdle is used (comparing the company’s performance against a group of peers or against an index), no vesting should occur for sub-median performance. ISS will consider the availability of an appropriate peer group for NZ based companies as a material factor in assessing relative benchmarks.

  The use of ‘indexed options’ – where the exercise price of an option is increased by the movement in a suitable index of peer companies (such as the NZX50) is generally considered a sufficiently demanding hurdle.

  A sliding-scale hurdle – under which the percentage of options/rights that vest increases according to a sliding scale of performance (whether absolute or relative) – is generally preferable to a hurdle under which 100 percent of options vest once a single target is achieved.

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  In the absence of relative performance hurdles, absolute share price hurdles may be appropriate so long as they are sufficiently stretching. Where an absolute share-price target is used, executives can be rewarded by a rising market even if their company does relatively poorly. In addition, even if a share price hurdle is set at a significantly higher level than the prevailing share price, if the option has a long life then the hurdle may not be particularly stretching.

  In considering whether an absolute share price target is sufficiently stretching, ISS will consider a company’s explanation of how the target share price has been calculated. ISS will be more likely to consider an absolute share price target as sufficiently stretching when the target price is reflected in the option exercise price.

  The issue of options with no performance conditions other than continued service and the exercise price (set as being equal to the share price on date of issue) is not generally considered to be a sufficiently demanding hurdle.

  ISS will support incentive schemes with accounting-based hurdles if they are sufficiently demanding. An accounting-based hurdle does not necessarily require that shareholder value be improved before the incentive vests as it is possible for incentives to vest – and executives to be rewarded – without any medium- to long-term improvement in returns to shareholders. Growth in EPS may, but does not always, translate into a material increase in share price and dividends over the medium to long-term.

  Hurdles which relate option vesting to share price performance against a company’s cost of capital may be considered acceptable if the exercise price is adjusted to reflect the cost of capital over the vesting period. Shareholders must also be given sufficient information to determine if the cost of capital will be calculated or reviewed independently of management.

  Two different types of options should be distinguished: (1) grants of market-exercise-price options (traditional options), and (2) zero exercise price options (also called conditional awards, performance shares, and performance rights). Traditional options have an in-built share price appreciation hurdle, because the share price must increase above its level at grant date for the executive to have an incentive to exercise. Performance rights have no exercise price; the executive pays nothing to the company on exercising the rights. An EPS hurdle can lead to executive reward without any increase in shareholder return if the instruments are performance rights, but not if they are traditional options. Therefore, an EPS hurdle can more readily be supported if traditional options, rather than performance rights, are being granted.

  For an EPS target to be sufficiently stretching, where a single target is used (with 100 percent of options/rights vesting on the target being achieved), the target should generally specify a challenging target that is at least in line with analyst and management earnings forecasts. For targets which see rewards vest based on a sliding scale, vesting should start at a level below consensus forecasts only if a substantial portion of the award vests for performance above consensus forecasts.

Retesting

  ISS does not support excessive retesting of options grants against performance hurdles. Many NZ companies use performance hurdles such as cost of capital relative to share price that allow for continual retesting and the issue of retesting against performance hurdles does not appear to have been raised with NZ companies in the past and many equity grants to executive directors have been modest in size. As such, it is not appropriate for ISS to recommend against a particular options grant on the basis of excessive retesting. However, ISS will continue to review NZ companies’ practices in this area with a view to considering the frequency of retesting in assessing grants sometime in the future.

  ISS will however generally recommend against incentive schemes that provide for retesting against performance hurdles on a rolling-basis. For retesting to be acceptable, at a minimum it should assess performance against the hurdle from the inception date to the date of vesting.

Transparency

  The methodology for determining exercise price of options should be disclosed.

  Shareholders should be presented with sufficient information to determine whether an incentive scheme will reward superior future performance.

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  The proposed volume of securities which may be issued under an incentive scheme should be disclosed to enable shareholders to assess dilution.

  Time restrictions before options can be exercised should be disclosed, as should the expiry date of the options. Any restrictions on disposing of shares received on the exercise of options should be disclosed.

  If a value has been assigned to the options, the method used to calculate cost of options should be disclosed.

  The method of purchase or issue of shares on exercise of options should be disclosed.

Dilution of existing shareholders’ equity

  The aggregate number of shares and options issued under all employee and executive incentive schemes should not exceed 10 percent of issued capital.

Level of reward

  The value of options granted (assuming performance hurdles are met) should be consistent with comparable schemes operating in similar companies.

Who can participate in the scheme?

  The scheme should be open to all key executives.

  The scheme should not be open to non-executive directors.

Other

  Incentive plans should include reasonable change-in-control provisions (i.e. pro-rata vesting based on the proportion of the vesting period expired and performance against the hurdles taking into account the size of awards).

  Incentive plans should include ‘good’ leaver/’bad’ leaver provisions to minimize excessive and unearned payouts.

In summary, ISS will generally recommend against plans and proposed grants under plans, if any of the following apply:

  The company failed to disclose adequate information regarding any element of the scheme;

  The performance hurdles are not sufficiently demanding;

  The plan permits retesting of grants based on rolling performance;

  The plan allows for excessive dilution.

Remuneration: Shareholder resolutions

ISS will generally recommend for appropriately structured shareholder resolutions calling for increased disclosure of executive remuneration and/or the introduction of a non-binding shareholder vote on a company’s remuneration policy. The NZ Companies Act and the NZSX Listing Rules do not presently require the disclosure of senior executives’ remuneration – beyond disclosure of the number of executives earning above NZ$100,000 per annum in bands of NZ$10,000 – or what part of executives’ remuneration is linked to performance.

Executives are employees of shareholders, and it is therefore appropriate for shareholders to be informed as to the level of executive remuneration, and how it is determined. It is also appropriate for shareholders to be given a non-binding vote on a company’s general approach to executive remuneration, and a number of jurisdictions, including the U.K., Australia, Sweden, and the Netherlands, have adopted such non-binding votes. These votes can be a valuable and relatively inexpensive way for shareholders to communicate concerns over remuneration to a company.

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Social/Environmental Issues

Global Approach

Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor covered standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short term or long term.

Generally vote case-by-case, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will be considered:

  If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;

  If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;

  Whether the proposal's request is unduly burdensome (scope, timeframe, or cost) or overly prescriptive;

  The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;

  If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

  If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

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MISCELLANEOUS

Constitutional Amendment

ISS Recommendation: Case-by-Case

Proposals to amend the company’s constitution are required to be approved by a special resolution (75 percent majority of votes cast).

Proposals range from a general updating of various clauses to reflect changes in corporate law and NZSX Listing Rules, to complete replacement of an existing constitution with a new "plain language," and updated, version.

ISS will pay particular attention to the likely impact of any proposed amendment on the rights of shareholders, and will generally recommend against any amendment that reduces shareholder rights without adequate justification.

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DISCLOSURE/DISCLAIMER

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the “Information”) is the property of Institutional Shareholder Services Inc. (“ISS”), its subsidiaries, or, in some cases third party suppliers. The Information may not be reproduced or redisseminated in whole or in part without prior written permission of ISS.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY AND FITNESS For A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits) or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

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Asia - Pacific Region

Proxy Voting Guidelines
2015 Benchmark Policy Recommendations

Effective for Meetings on or before February 1, 2015

Published December 22, 2014

www.issgovernance.com
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2015 Asia Pacific Region Proxy Voting Guidelines

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Mandatory Takeover Bid Waivers	13
Reincorporation Proposals	13

8. ANTITAKEOVER MECHANISMS	14

9. SHAREHOLDER PROPOSALS	14

10. SOCIAL/ENVIRONMENTAL ISSUES	14
Global Approach	14

11. FOREIGN PRIVATE ISSUERS LISTED ON U.S. EXCHANGES	15

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COVERAGE UNIVERSE

This document applies to all Asian Pacific markets (excluding Australia, New Zealand China, Japan, Hong Kong, Singapore, India, and Korea, which have separate market policies). Currently this includes Thailand, Malaysia, the Philippines, Indonesia, Pakistan, Bangladesh, Sri Lanka, Vietnam, and Papua New Guinea. Any Asian Pacific markets added to ISS coverage would likely be included under this regional policy.

1. OPERATIONAL ITEMS

Financial Results/Director and Auditor Reports

General Recommendation: Vote for approval of financial statements and director and auditor reports, unless:
>	There are concerns about the accounts presented or audit procedures used; or
>	The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Fees

General Recommendation: Generally vote for the (re)election of auditors and/or proposals authorizing the board to fix auditor fees, unless:
>	There are serious concerns about the accounts presented or the audit procedures used;
>	The auditors are being changed without explanation; or
>	Non-audit-related fees are substantial or are routinely in excess of standard annual audit-related fees.

In circumstances where fees for non-audit services include fees related to significant one-time capital structure events (initial public offerings, bankruptcy emergencies, and spinoffs) and the company makes public disclosure of the amount and nature of those fees, which are an exception to the standard "non-audit fee" category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit fees.

For concerns related to the audit procedures, independence of auditors, and/or name of auditors, ISS may recommend against the auditor (re)election. For concerns related to fees paid to the auditors, ISS may recommend against remuneration of auditors if this is a separate voting item; otherwise ISS may recommend against the auditor election.

Appointment of Internal Statutory Auditors

General Recommendation: Generally vote for the appointment or (re)election of statutory auditors, unless:
>	There are serious concerns about the statutory reports presented or the audit procedures used;
>	Questions exist concerning any of the statutory auditors being appointed; or
>	The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income

General Recommendation: Generally vote for approval of the allocation of income, unless:
>	The dividend payout ratio has been consistently below 30 percent without adequate explanation; or
>	The payout is excessive given the company's financial position.

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Stock (Scrip) Dividend Alternative

General Recommendation: Generally vote for most stock (scrip) dividend proposals.

Vote against proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association

General Recommendation: Vote amendments to the articles of association on a case-by-case basis.

Change in Company Fiscal Term

General Recommendation: Generally vote for resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership

General Recommendation: Generally vote against resolutions to lower the stock ownership disclosure threshold below 5 percent unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements

General Recommendation: Vote proposals to amend quorum requirements for shareholder meetings on a case-by-case basis.

Transact Other Business

General Recommendation: Vote against other business when it appears as a voting item.

2. BOARD OF DIRECTORS

Director Elections

General Recommendation: Generally vote for management nominees in the election of directors, unless:

> Adequate disclosure has not been provided in a timely manner;
> There are clear concerns over questionable finances or restatements;
> There have been questionable transactions with conflicts of interest;
> There are any records of abuses against minority shareholder interests; or
> The board fails to meet minimum corporate governance standards.

Generally vote for individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote against individual directors if repeated absences at board meetings have not been explained (in countries where this information is disclosed).

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For Malaysia and Thailand, vote for the election of a board-nominated candidate unless:
>

He or she has attended less than 75 percent of board and key committee meetings over the most recent year, without satisfactory explanation. Acceptable reasons for director absences are generally limited to the following:

>	Medical issues/illness;
>	Family emergencies;
>	The director has served on the board for less than a year; and
>	Missing only one meeting (when the total of all meetings is three or fewer).
>	He or she is an executive director serving on the audit, remuneration, or nomination committees; or
>	He or she is a non-independent director nominee and the board is less than one-third independent under ISS classification of directors.

In making these recommendations, ISS generally will not recommend against the election of a CEO, managing director, executive chairman, or founder who is integral to the company.

For Philippines, where independent directors represent less than the higher of: three independent directors or 30 percent of the board, recommend against the following candidates:

>	An executive director with exception of the CEO; or
>	One non-executive non-independent director who represents a substantial shareholder where the number of seats held by the representatives is disproportionate to its holdings in the company.

In accordance with local standards, in determining whether the required percentage of independent directors is satisfied, the total number of directors is multiplied by 30 percent and the product is rounded down to the nearest whole number. For example, a thirteen-director board with three independent directors satisfies the board independence requirement, even though the board is only 21.4-percent independent.

Vote on a case-by-case basis for contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.

Vote for employee and/or labor representatives if they sit on either the audit or compensation committee and are required by law to be on those committees. Vote against employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.

Vote against the election of directors at all companies if the name(s) of the nominee(s) is not disclosed in a timely manner prior to the meeting.

Under extraordinary circumstances, vote against individual directors, members of a committee, or the entire board, due to:

>	Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;
>	Failure to replace management as appropriate; or
>

Egregious actions related to a director's service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

[Please see the ISS Asia-Pacific Regional Classification of Directors on the following page.]

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ISS Classification of Directors – Asia-Pacific Region Policy

Executive Director
>	Employee or executive of the company;
>	Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.

Non-Independent Non-Executive Director (NED)
>	Any director who is attested by the board to be a non-independent NED;
>	Any director specifically designated as a representative of a significant shareholder of the company;
>	Any director who is also an employee or executive of a significant shareholder of the company;
>	Any director who is nominated by a dissenting significant shareholder, unless there is a clear lack of material[5] connection with the dissident, either currently or historically;
>

Beneficial owner (direct or indirect) of at least 10 percent of the company's stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10 percent individually, but collectively own more than 10 percent), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);

>	Government representative;
>

Currently provides (or a relative[1] provides) professional services[2] to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;

>

Represents customer, supplier, creditor, banker, or other entity with which the company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test[3]);

>	Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;
>	Relative[1] of a current employee of the company or its affiliates;
>	Relative[1] of a former executive of the company or its affiliates;
>	A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);
>	Founder/co-founder/member of founding family but not currently an employee;
>	Former executive (five-year cooling off period);
>	Years of service is generally not a determining factor unless it is recommended best practice in a market and/or in extreme circumstances, in which case it may be considered.[4]
>	Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance.

Independent NED
>	No material[5] connection, either directly or indirectly, to the company (other than a board seat) or the dissenting significant shareholder.

Employee Representative
>	Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED).

Footnotes:

[1] “Relative” follows the definition of “immediate family members” which covers spouses, parents, children, stepparents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

[2] Professional services can be characterized as advisory in nature and generally include the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.

[3] A business relationship may be material if the transaction value (of all outstanding transactions) entered into between the

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company and the company or organization with which the director is associated is equivalent to either 1 percent of the company's turnover or 1 percent of the turnover of the company or organization with which the director is associated. OR, A business relationship may be material if the transaction value (of all outstanding financing operations) entered into between the company and the company or organization with which the director is associated is more than 10 percent of the company's shareholder equity or the transaction value, (of all outstanding financing operations), compared to the company's total assets, is more than 5 percent.

[4] For example, in continental Europe, directors with a tenure exceeding 12 years will be considered non-independent. In the United Kingdom, Ireland, Hong Kong and Singapore, directors with a tenure exceeding nine years will be considered non-independent, unless the company provides sufficient and clear justification that the director is independent despite his long tenure.

[5] For purposes of ISS' director independence classification, “material” will be defined as a standard of relationship financial, personal, or otherwise that a reasonable person might conclude could potentially influence one's objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.

Contested Director Elections

General Recommendation: For contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, ISS will make its recommendation on a case-by-case basis, determining which directors are best suited to add value for shareholders.

The analysis will generally be based on, but not limited to, the following major decision factors:

>	Company performance relative to its peers;
>	Strategy of the incumbents versus the dissidents;
>	Independence of directors/nominees;
>	Experience and skills of board candidates;
>	Governance profile of the company;
>	Evidence of management entrenchment;
>	Responsiveness to shareholders;
>	Whether a takeover offer has been rebuffed;
>	Whether minority or majority representation is being sought.

When analyzing a contested election of directors, ISS will generally focus on two central questions: (1) Have the dissidents proved that board change is warranted? And (2) if so, are the dissident board nominees likely to effect positive change (i.e., maximize long-term shareholder value).

Discharge of Directors

General Recommendation: Generally vote for the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies as to whether the board is fulfilling its fiduciary duties, as evidenced by:

>

A lack of oversight or actions by board members that invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest; or

>

Any legal proceedings (either civil or criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or

>	Other egregious governance issues where shareholders will bring legal action against the company or its directors.

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For markets that do not routinely request discharge resolutions (e.g. common law countries or markets where discharge is not mandatory), analysts may voice concern in other appropriate agenda items, such as approval of the annual accounts or other relevant resolutions, to enable shareholders to express discontent with the board.

Director, Officer, and Auditor Indemnification and Liability Provisions

General Recommendation: Vote proposals seeking indemnification and liability protection for directors and officers on a case-by-case basis.

Vote against proposals to indemnify external auditors.

Board Structure

General Recommendation: Generally vote for proposals to fix board size.

Vote against the introduction of classified boards and mandatory retirement ages for directors.

Vote against proposals to alter board structure or size in the context of a fight for control of the company or the board.

3. CAPITAL STRUCTURE

Share Issuance Requests

General Issuances

General Recommendation: Generally vote for issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote for issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances

General Recommendation: Vote on a case-by-case basis on all requests, with or without preemptive rights.

Increases in Authorized Capital

General Recommendation: Generally vote for non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote for specific proposals to increase authorized capital to any amount, unless:

> The specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or
> The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

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Vote against proposals to adopt unlimited capital authorizations.

Reduction of Capital

General Recommendation: Generally vote for proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a case-by-case basis.

Capital Structures

General Recommendation: Vote for resolutions that seek to maintain or convert to a one-share, one-vote capital structure.

Vote against requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.

Preferred Stock

General Recommendation: Generally vote for the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Generally vote for the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.

Generally vote against the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Generally vote against the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a case-by-case basis.

Debt Issuance Requests

General Recommendation: Vote non-convertible debt issuance requests on a case-by-case basis, with or without preemptive rights.

Vote for the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.

Vote for proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt

General Recommendation: Vote proposals to approve the pledging of assets for debt on a case-by-case basis.

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Increase in Borrowing Powers

General Recommendation: Vote proposals to approve increases in a company's borrowing powers on a case-by-case basis.

Share Repurchase Plans

General Recommendation: Generally vote for market repurchase authorities (share repurchase programs) if the terms comply with the following criteria:

>	A repurchase limit of up to 10 percent of outstanding issued share capital;
>	A holding limit of up to 10 percent of a company's issued share capital in treasury (“on the shelf”); and
>	A duration of no more than five years, or such lower threshold as may be set by applicable law, regulation or code of governance best practice.

Authorities to repurchase shares in excess of the 10 percent repurchase limit will be assessed on a case-by-case basis. ISS may support such share repurchase authorities under special circumstances, which are required to be publicly disclosed by the company, provided that, on balance, the proposal is in shareholders' interests. In such cases, the authority must comply with the following criteria:

>	A holding limit of up to 10 percent of a company's issued share capital in treasury (“on the shelf”); and
>	A duration of no more than 18 months.

In markets where it is normal practice not to provide a repurchase limit, ISS will evaluate the proposal based on the company's historical practice. However, ISS expects companies to disclose such limits and, in the future, may recommend a vote against companies that fail to do so. In such cases, the authority must comply with the following criteria:

>	A holding limit of up to 10 percent of a company's issued share capital in treasury (“on the shelf”); and
>	A duration of no more than 18 months.

In addition, vote against any proposal where:

>	The repurchase can be used for takeover defenses;
>	There is clear evidence of abuse;
>	There is no safeguard against selective buybacks; and/or
>	Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.

Reissuance of Repurchased Shares

General Recommendation: Generally vote for requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase in Par Value

General Recommendation: Vote for requests to capitalize reserves for bonus issues of shares or to increase par value.

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4. COMPENSATION

Compensation Plans

General Recommendation: Vote compensation plans on a case-by-case basis.

Director Compensation

General Recommendation: Generally vote for proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote non-executive director compensation proposals that include both cash and share-based components on a case-by-case basis.

Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a case-by-case basis.

Generally vote against proposals to introduce retirement benefits for non-executive directors.

5. REORGANIZATIONS/RESTRUCTURINGS

General Recommendation: Vote reorganizations and restructurings on a case-by-case basis.

6. MERGERS AND ACQUISITIONS

For every M&A analysis, ISS reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

General Recommendation: Vote case-by-case on mergers and acquisitions taking into account the following:

>

Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, ISS places emphasis on the offer premium, market reaction, and strategic rationale.

> Market reaction - How has the market responded to the proposed deal? A negative market reaction will cause ISS to scrutinize a deal more closely.
>

Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

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>

Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? ISS will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.

>

Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Vote against if the companies do not provide sufficient information upon request to make an informed voting decision.

7. MISCELLANEOUS AND OTHER PROPOSALS

Expansion of Business Activities

General Recommendation: Vote for resolutions to expand business activities unless the new business takes the company into risky areas.

Related-Party Transactions

General Recommendation: In evaluating resolutions that seek shareholder approval on related-party transactions (RPTs), vote on a case-by-case basis, considering factors including, but not limited to, the following:

> The parties on either side of the transaction;
> The nature of the asset to be transferred/service to be provided;
> The pricing of the transaction (and any associated professional valuation);
> The views of independent directors (where provided);
> The views of an independent financial adviser (where appointed);
> Whether any entities party to the transaction (including advisers) is conflicted; and
> The stated rationale for the transaction, including discussions of timing.

If there is a transaction that ISS deemed problematic and that was not put to a shareholder vote, ISS may recommend against the election of the director(s) involved in the related-party transaction or against the full board.

Mandatory Takeover Bid Waivers

General Recommendation: Vote proposals to waive mandatory takeover bid requirements on a case-by-case basis.

Reincorporation Proposals

General Recommendation: Vote reincorporation proposals on a case-by-case basis.

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8. ANTITAKEOVER MECHANISMS

General Recommendation: Generally vote against all antitakeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

9. SHAREHOLDER PROPOSALS

General Recommendation: Vote shareholder proposals on a case-by-case basis.

Generally vote for proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Generally vote against proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

10. SOCIAL/ENVIRONMENTAL ISSUES

Global Approach

Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor covered standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short term or long term.

General Recommendation: Generally vote case-by-case, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will be considered:

> If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;
> If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
> Whether the proposal's request is unduly burdensome (scope, timeframe, or cost) or overly prescriptive;
> The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
>

If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

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>

If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

11. FOREIGN PRIVATE ISSUERS LISTED ON U.S. EXCHANGES

Foreign private issuers ("FPIs") are defined as companies whose business is administered principally outside the U.S., with more than 50 percent of assets located outside the U.S.; a majority of whose directors/officers are not U.S. citizens or residents; and a majority of whose outstanding voting shares are held by non-residents of the U.S.

Companies that are incorporated outside of the U.S. and listed solely on U.S. exchanges, where they qualify as FPIs, will be subject to the following policy:

General Recommendation: Vote against (or withhold from) non-independent director nominees at companies which fail to meet the following criteria: a majority-independent board, and the presence of an audit, a compensation, and a nomination committee, each of which is entirely composed of independent directors.

Where the design and disclosure levels of equity compensation plans are comparable to those seen at U.S. companies, U.S. compensation policy will be used to evaluate the compensation plan proposals. In all other cases, equity compensation plans will be evaluated according to ISS' Asia-Pacific Regional Proxy Voting Guidelines.

All other voting items will be evaluated using the relevant ISS regional or market proxy voting guidelines.

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This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the “Information”) is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS for A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

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Israel

Proxy Voting Guidelines
2014–2015 Benchmark Policy Recommendations

Published October 23, 2014

www.issgovernance.com
© 2014 ISS l Institutional Shareholder Services

2014-2015 Israel Proxy Voting Guidelines

1.	OPERATIONAL ITEMS	3
	Financial Results/Director and Auditor Reports	3
	Appointment of Auditors and Auditor Fees	3
	Allocation of Income	3
	Stock (Scrip) Dividend Alternative	3
	Amendments to Articles of Association	3
	Amend Quorum Requirements	4
2.	BOARD OF DIRECTORS	4
	Director Elections	4
	2014-2015 ISS Israel Classification of Directors	5
	Contested Director Elections	6
	Director, Officer, and Auditor Indemnification and Liability Provisions	6
	Board Structure	7
3.	CAPITAL STRUCTURE	7
	Share Issuance Requests	7
	Increases in Authorized Capital	7
	Reduction of Capital	7
	Capital Structures	7
	Preferred Stock	8
	Debt Issuance Requests	8
	Pledging of Assets for Debt	8
	Increase in Borrowing Powers	8
	Reissuance of Repurchased Shares	8
	Capitalization of Reserves for Bonus Issues/Increase in Par Value	8
4.	COMPENSATION	9
	Executive compensation-related proposals	9
	Non-Executive Director Compensation	10
	Equity-based Compensation Guidelines	10
5.	OTHER ITEMS	11
	Reorganizations/Restructurings	11
	Mergers and Acquisitions	11
	Mandatory Takeover Bid Waivers	11
	Reincorporation Proposals	11
	Expansion of Business Activities	11
	Related-Party Transactions	11
	Antitakeover Mechanisms	12
	Shareholder Proposals	12
6.	ENVIRONMENTAL AND SOCIAL ISSUES	12
	ISS Global Approach to Voting on Environmental and Social Proposals	12

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1. OPERATIONAL ITEMS

Financial Results/Director and Auditor Reports

In Israel, this is a non-voting item in which the company is submitting to shareholders the annual financial statements and the directors’ reports.

Appointment of Auditors and Auditor Fees

General Recommendation: Vote for the (re)election of auditors and/or proposals authorizing the board to fix auditor fees, unless:
> There are serious concerns about the procedures used by the auditor;
> There is reason to believe that the auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;
> External auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company;
> The name(s) of the proposed auditors has not been published;
> The auditors are being changed without explanation;
> Fees for non-audit services exceed standard annual audit-related fees (only applies to companies on the MSCI EAFE index and/or listed on any country main index); or
> Audit fees are being reported together with tax / other fees.

In circumstances where fees for non-audit services include fees related to significant one-time capital structure events (initial public offerings, bankruptcy emergencies, and spinoffs) and the company makes public disclosure of the amount and nature of those fees, which are an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit fees.

For concerns related to the audit procedures, independence of auditors, and/or name of auditors, ISS may recommend against the auditor (re)election. For concerns related to fees paid to the auditors, ISS may recommend against remuneration of auditors if this is a separate voting item; otherwise, ISS may recommend against the auditor election.

Allocation of Income

General Recommendation: Vote for approval of the allocation of income, unless:

> The dividend payout ratio has been consistently below 30 percent without adequate explanation; or
> The payout is excessive given the company’s financial position.

Stock (Scrip) Dividend Alternative

General Recommendation: Vote for most stock (scrip) dividend proposals.
Vote against proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association

General Recommendation: Vote amendments to the articles of association on a case-by-case basis.

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Amend Quorum Requirements

General Recommendation: Vote proposals to amend quorum requirements for shareholder meetings on a case-by-case basis.

2. BOARD OF DIRECTORS

Director Elections

General Recommendation: Vote for management nominees in the election of directors, unless:

>	Adequate disclosure has not been provided in a timely manner;
>	There are clear concerns over questionable finances or restatements;
>	There have been questionable transactions with conflicts of interest;
>	There are any records of abuses against minority shareholder interests; or
>	The board fails to meet minimum corporate governance standards.

Vote for individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote against individual directors if repeated absences at board meetings have not been explained.

Vote against non-independent[1] audit committee members.

Vote on a case-by-case basis for contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.

Vote against the election of directors at all companies if the name of the nominee is not disclosed in a timely manner prior to the meeting.

Under extraordinary circumstances, vote against individual directors, members of a committee, or the entire board, due to:

>	Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;
>	Failure to replace management as appropriate; or
>	Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.
>	A lack of oversight or actions by board members that invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest; or
>	Any legal proceedings (either civil or criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or
>	Other egregious governance issues where shareholders will bring legal action against the company or its directors.

[1] See Israel Classification of Directors.

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2014-2015 Israel Proxy Voting Guidelines

2014-2015 ISS Israel Classification of Directors

Executive Director

>	Employee or executive of the company;
>	Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.

Non-Independent Non-Executive Director (NED)

>	Any director who is attested by the board to be a non-independent NED;
>	Any director specifically designated as a representative of a significant shareholder of the company;
>	Any director who is also an employee or executive of a significant shareholder of the company;
>	Any director who is nominated by a dissenting significant shareholder, unless there is a clear lack of material[5] connection with the dissident, either currently or historically;
>	Beneficial owner (direct or indirect) of at least 10 percent of the company’s stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10 percent individually, but collectively own more than 10 percent);
>	Government representative;
>	Currently provides (or a relative[1] provides) professional services[2] to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;
>	Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test[3]);
>	Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;
>	Relative[1] of a current or former executive of the company or its affiliates;
>	A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);
>	Founder/co-founder/member of founding family but not currently an employee;
>	Former executive (with five-year cooling off period);
>	Defined as non-independent under article 245(a) of the the Israeli Companies Law 1999;Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance.

Independent NED

>	Not classified as non-independent by ISS (see above);
>	No material[5] connection, either directly or indirectly, to the company (other than a board seat) or a significant shareholder.

Employee Representative

>	Represents employees or employee shareholders of the company (classified as “employee representative” and considered a non-independent NED).

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Footnotes:

[1] “Relative” follows the definition of “immediate family members” which covers spouses, parents, children, stepparents, stepchildren, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

[2] Professional services can be characterized as advisory in nature and generally include the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.

[3] A business relationship may be material if the transaction value (of all outstanding transactions) entered into between the company and the company or organization with which the director is associated is equivalent to either 1 percent of the company’s turnover or 1 percent of the turnover of the company or organization with which the director is associated. OR, A business relationship may be material if the transaction value (of all outstanding financing operations) entered into between the company and the company or organization with which the director is associated is more than 10 percent of the company’s shareholder equity or the transaction value, (of all outstanding financing operations), compared to the company’s total assets, is more than 5 percent.

[4] For purposes of ISS’ director independence classification, “material” will be defined as a standard of relationship financial, personal, or otherwise that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual’s ability to satisfy requisite fiduciary standards on behalf of shareholders.

Contested Director Elections

General Recommendation: For contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, ISS will make its recommendation on a case-by-case basis, determining which directors are considered best suited to add value for shareholders.

The analysis will generally be based on, but not limited to, the following major decision factors:

>	Company performance relative to its peers;
>	Strategy of the incumbents versus the dissidents;
>	Independence of directors/nominees;
>	Experience and skills of board candidates;
>	Governance profile of the company;
>	Evidence of management entrenchment;
>	Responsiveness to shareholders;
>	Whether a takeover offer has been rebuffed;
>	Whether minority or majority representation is being sought.

When analyzing a contested election of directors, ISS will generally focus on two central questions:

(1) Have the proponents proved that board change is warranted? And
(2) if so, are the proponent board nominees likely to effect positive change (i.e., maximize long-term shareholder value).

Director, Officer, and Auditor Indemnification and Liability Provisions

General Recommendation: Vote proposals seeking indemnification and liability protection for directors and officers on a case-by-case basis.

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2014-2015 Israel Proxy Voting Guidelines

Board Structure

General Recommendation: Vote against the introduction of classified boards and mandatory retirement ages for directors.

Vote against proposals to alter board structure or size in the context of a fight for control of the company or the board.

3. CAPITAL STRUCTURE

Share Issuance Requests

General Issuances

General Recommendation: Vote for issuance authorities with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote for issuance authorities without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances

General Recommendation: Vote on a case-by-case basis on all requests, with or without preemptive rights.

Increases in Authorized Capital

General Recommendation: Vote for non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote for specific proposals to increase authorized capital to any amount, unless:

> The specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or
> The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

Vote against proposals to adopt unlimited capital authorizations.

Reduction of Capital

General Recommendation: Vote for proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a case-by-case basis.

Capital Structures

General Recommendation: Vote for resolutions that seek to maintain or convert to a one-share, one-vote capital structure.

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2014-2015 Israel Proxy Voting Guidelines

Vote against requests for the creation or continuation of dual-class capital structures or the creation of new or additional super-voting shares.

Preferred Stock

General Recommendation: Vote for the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote for the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.

Vote against the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote against the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a case-by-case basis.

Debt Issuance Requests

General Recommendation: Vote non-convertible debt issuance requests on a case-by-case basis, with or without preemptive rights.

Vote for the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.

Vote for proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt

General Recommendation: Vote proposals to approve the pledging of assets for debt on a case-by-case basis.

Increase in Borrowing Powers

General Recommendation: Vote proposals to approve increases in a company’s borrowing powers on a case-by-case basis.

Reissuance of Repurchased Shares

General Recommendation: Vote for requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase in Par Value

General Recommendation: Vote for requests to capitalize reserves for bonus issues of shares or to increase par value.

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2014-2015 Israel Proxy Voting Guidelines

4. COMPENSATION

The assessment of compensation follows the ISS Global Principles on Executive and Director Compensation which are detailed below. These principles take into account global corporate governance best practice.

The ISS Global Principles on Compensation underlie market-specific policies in all markets:

	1.	Provide shareholders with clear, comprehensive compensation disclosures;
	2.	Maintain appropriate pay-for-performance alignment with emphasis on long-term shareholder value;
	3.	Avoid arrangements that risk “pay for failure;”
	4.	Maintain an independent and effective compensation committee;
	5.	Avoid inappropriate pay to non-executive directors.

Executive compensation-related proposals

General Recommendation: Vote case-by-case on management proposals seeking ratification of a company’s executive compensation-related items. Vote against a company’s compensation-related proposal if such proposal fails to comply with one or a combination of several of the global principles and their corresponding rules:

1.	Provide shareholders with clear and comprehensive compensation disclosures:
	1.1.	Information on compensation-related proposals shall be made available to shareholders in a timely manner;
	1.2.	The level of disclosure of the proposed compensation policy shall be sufficient for shareholders to make an informed decision and shall be in line with what local market best practice standards dictate;
	1.3.	Companies shall adequately disclose all elements of the compensation, including:
		1.3.1.	Any short- or long-term compensation component must include a maximum award limit.
		1.3.2.	Long-term incentive plans must provide sufficient disclosure of (i) the exercise price/strike price (options); (ii) discount on grant; (iii) grant date/period; (iv) exercise/vesting period; and, if applicable, (v) performance criteria.
		1.3.3.	Discretionary payments, if applicable.
2.	Maintain appropriate pay-for-performance alignment with emphasis on long-term shareholder value:
	2.1.	The structure of the company’s short-term incentive plan shall be appropriate.
		2.1.1.	The compensation policy must notably avoid guaranteed or discretionary compensation.
		2.1.2.	The structure of the company’s long-term incentives shall be appropriate, including, but not limited to, dilution, vesting period, and, if applicable, performance conditions.
		2.1.3.	Equity-based plans or awards that are linked to long-term company performance will be evaluated using ISS’ general policy for equity-based plans; and
	2.2.	The balance between short- and long-term variable compensation shall be appropriate
		2.2.1.	The company’s executive compensation policy must notably avoid disproportionate focus on short-term variable element(s)
3.	Avoid arrangements that risk “pay for failure”:
	3.1.	The board shall demonstrate good stewardship of investor’s interests regarding executive compensation practices.
		3.1.1.	There shall be a clear link between the company’s performance and variable awards.
		3.1.2.	There shall not be significant discrepancies between the company’s performance and real executive payouts.
		3.1.3.	The level of pay for the CEO and members of executive management should not be excessive relative to peers, company performance, and market practices.
		3.1.4.	Significant pay increases shall be explained by a detailed and compelling disclosure.
	3.2.	Severance pay agreements must not be in excess of (i) 24 months’ pay or (ii) any more restrictive provision pursuant to local requirements and/or market best practice.

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2014-2015 Israel Proxy Voting Guidelines

	3.3.	Arrangements with a company executive regarding pensions and post-mandate exercise of equity-based awards must not result in an adverse impact on shareholders’ interests or be misaligned with good market practices.
4.	Maintain an independent and effective compensation committee:
	4.1.	No executives may serve on the compensation committee.
	4.2.	In certain markets the compensation committee shall be composed of a majority of independent members, as per ISS policies on director election and board or committee composition.

In addition to the above, ISS will generally recommend a vote against a compensation-related proposal if such proposal is in breach of any other supplemental market-specific ISS voting policies.

Non-Executive Director Compensation

5.	Avoid inappropriate pay to non-executive directors.

General Recommendation: Generally vote for proposals to award cash fees to non-executive directors. Vote against where:

>	Documents (including general meeting documents, annual report) provided prior to the general meeting do not mention fees paid to non-executive directors.
>	Proposed amounts are excessive relative to other companies in the country or industry.
>	The company intends to increase the fees excessively in comparison with market/sector practices, without stating compelling reasons that justify the increase.
>	Proposals introduce retirement benefits for non-executive directors.

Vote case-by-case where:

>	Proposals include both cash and share-based components to non-executive directors.
>	Proposals bundle compensation for both non-executive and executive directors into a single resolution.

Equity-based Compensation Guidelines

General Recommendation: Vote for equity- based compensation proposals for employees if the plan(s) are in line with long-term shareholder interests and align the award with shareholder value.

Vote against proposed equity grants:

>	If the three-year average burn rate exceeds 1 percent and the total potential dilution from outstanding and proposed plans exceeds 10 percent.
>	If the three-year average burn rate is equal to or below 1 percent and the total potential dilution from outstanding and proposed plans exceeds 15 percent.

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5. OTHER ITEMS

Reorganizations/Restructurings

General Recommendation: Vote reorganizations and restructurings on a case-by-case basis.

Mergers and Acquisitions

General Recommendation: Vote case-by-case on mergers and acquisitions taking into account the following:
For every M&A analysis, ISS reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

> Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, ISS places emphasis on the offer premium, market reaction, and strategic rationale.
> Market reaction - How has the market responded to the proposed deal? A negative market reaction will cause ISS to scrutinize a deal more closely.
> Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.
> Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? ISS will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.
> Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Vote against if the companies do not provide sufficient information upon request to allow shareholders to make an informed voting decision.

Mandatory Takeover Bid Waivers

General Recommendation: Vote proposals to waive mandatory takeover bid requirements on a case-by-case basis.

Reincorporation Proposals

General Recommendation: Vote reincorporation proposals on a case-by-case basis.

Expansion of Business Activities

General Recommendation: Vote for resolutions to expand business activities unless the new business takes the company into risky areas.

Related-Party Transactions

General Recommendation: In evaluating resolutions that seek shareholder approval on related-party transactions (RPTs), vote on a case-by-case basis, considering factors including, but not limited to, the following:

> The parties on either side of the transaction;
> The nature of the asset to be transferred/service to be provided;
> The pricing of the transaction (and any associated professional valuation);

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> The views of independent directors (where provided);
> The views of an independent financial adviser (where appointed);
> Whether any entities party to the transaction (including advisers) is conflicted; and
> The stated rationale for the transaction, including discussions of timing.

If there is a transaction that ISS deemed problematic and that was not put to a shareholder vote, ISS may recommend against the election of the director involved in the related-party transaction or the full board.

Antitakeover Mechanisms

General Recommendation: Generally vote against all antitakeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Shareholder Proposals

General Recommendation: Vote all shareholder proposals on a case-by-case basis.

Vote for proposals that would improve the company’s corporate governance or business profile at a reasonable cost.

Vote against proposals that limit the company’s business activities or capabilities or result in significant costs being incurred with little or no benefit.

6. ENVIRONMENTAL AND SOCIAL ISSUES

ISS Global Approach to Voting on Environmental and Social Proposals

General Recommendation: Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor covered standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short term or long term.

Generally vote case-by-case, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will be considered:

> If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;
> If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
> Whether the proposal’s request is unduly burdensome (scope, timeframe, or cost) or overly prescriptive;
> The company’s approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
> If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and
> If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

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This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the “Information”) is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS for A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

The Global Leader In Corporate Governance

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United Kingdom and Ireland

Proxy Voting Guidelines
2015 Benchmark Policy Recommendations

Effective for Meetings on or after February 1, 2015

Published January 7, 2015

www.issgovernance.com
© 2015 ISS | Institutional Shareholder Services

2015 United Kingdom and Ireland Proxy Voting Guidelines

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2015 United Kingdom and Ireland Proxy Voting Guidelines

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INTRODUCTION

2015 will be the first year that ISS has operated a standalone policy for the United Kingdom (UK) and Ireland. Previously we have used the National Association of Pension Funds' (NAPF) Corporate Governance Policy and Voting Guidelines1 as our standard reference. However, with the RREV formal agreement between ISS and the NAPF ending in 2014, we have taken the opportunity to produce an ISS UK and Ireland Policy to codify and refresh our approach. The NAPF guidelines remain at the heart of our approach, and the ISS policy is compliant with the NAPF guidelines. Additionally, where market practice has developed, notably around remuneration, we also refer to other good practice standards relevant to the UK market.

Whilst the formal relationship with the NAPF came to an end in June 2014, both parties share a common belief in the importance of effective corporate governance arrangements. It is the intention of ISS to continue to reflect the NAPF’s Corporate Governance Policy & Voting Guidelines (updated as of December 2014) within our UK and Ireland standard benchmark policy in order to continue to align with what both parties consider to be best practice. It is important to emphasise that this policy is not intended to result in a materially different approach during the 2015 AGM season than was applied in 2014. However, an additional discussion of investors' expectations with regard to good practice has been included where we feel this would be helpful.

The "comply or explain" approach is the foundation of corporate governance in the UK and Ireland. While ISS operates a policy-based approach, we recognise that in certain cases there may be a good reason why non-standard corporate governance arrangements fit a company's particular circumstances. When assessing the quality of a company's explanation, ISS follows the guidance provided by the Financial Reporting Council (FRC) in the UK Corporate Governance Code2 (the Code.)

The principle underpinning the ISS approach is that shareholders are the owners of listed companies. To that end, ISS designs its proxy voting guidelines to enhance shareholders' long-term economic interests. ISS' Benchmark proxy voting guidelines serve as a tool to assist institutional investors in meeting their responsibilities with respect to voting by promoting shareholder value creation and risk mitigation at their portfolio firms. ISS also manages fully custom voting policies and implements voting recommendations for clients who want to vote their proxies according to their own specific guidelines and philosophies.

Shareholders are entitled to assess every resolution that seeks their approval in terms of how it affects their long-term interests as the owners of the company. ISS’ Global Voting Principles3 include four key tenets, accountability, stewardship, independence and transparency, which underlie our approach to developing recommendations on both management and shareholder proposals at publicly traded companies. How we interpret this is described below:

Accountability - Boards should be accountable to shareholders, the owners of the companies, by holding regular board elections, by providing sufficient information for shareholders to be able to assess directors and board composition, and by providing shareholders with the ability to remove directors. Directors should respond to investor input such as that expressed through vote results on management and shareholder proposals and other shareholder communications. Shareholders should have meaningful rights on structural provisions, such as approval of or amendments to the corporate governing documents and a vote on takeover defenses. In addition, shareholders’ voting rights should be proportional to their economic interest in the company; each share should have one vote. In general, a simple majority vote should be required to change a company’s governance provisions or to approve transactions.

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1 http://www.napf.co.uk/PolicyandResearch/Corporate-Governance/NAPF-Corporate-Governance-Policy-and-Voting-Guidelines.aspx

2 https://www.frc.org.uk/Our-Work/Codes-Standards/Corporate-governance/UK-Corporate-Governance-Code.aspx

3  http://www.issgovernance.com/policy-gateway/iss-global-voting-principles/

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Stewardship - A company’s governance, social, and environmental practices should meet or exceed the standards of its market regulations and general practices and should take into account relevant factors that may impact significantly the company’s long-term value creation. Issuers and investors should recognize constructive engagement as both a right and responsibility.

Independence - Boards should be sufficiently independent so as to ensure that they are able and motivated to effectively supervise management’s performance and remuneration, for the benefit of all shareholders. Boards should include an effective independent leadership position and sufficiently independent committees that focus on key governance concerns such as audit, compensation, and the selection and evaluation of directors.

Transparency - Companies should provide sufficient and timely information that enables shareholders to understand key issues, make informed vote decisions, and effectively engage with companies on substantive matters that impact shareholders’ long-term interests in the company.

These principles guide our work assisting institutional investors in meeting their responsibilities to clients with respect to voting and engagement services. The UK and Ireland policy has been designed to be in alignment with these principles, and the section on remuneration is also in accordance with the ISS Global Principles on Executive and Director Compensation4 as well as other UK good practice recommendations.

Coverage Universe

This policy forms the basis of the ISS benchmark vote recommendations for companies listed in the United Kingdom and Ireland. It will also be applied to companies incorporated in other territories such as the Isle of Man, Jersey and Guernsey, and which are either listed in the UK and Ireland or on the Channel Islands Securities Exchange.

The ISS European Policy applies to Member States of the European Union or the European Free Trade Association, with the exception of the United Kingdom and Ireland, and it was reviewed as part of the codification exercise to produce this policy. The format of the UK and Ireland policy has been modelled on the ISS European Policy, and certain content has been incorporated for resolutions where a common, cross-market approach is taken.

How this policy will be applied

This document is intended to provide investors with an insight into how ISS analyses companies in the UK and Irish markets. However, it is not possible to address every eventuality, and inevitably many issues will need to be considered on a case-by-case basis. ISS will apply this policy as a guideline, but analysts will take a holistic view of the company's situation, and consider any explanation for non-standard practice, when determining voting recommendations.

Investors recognize that appropriate corporate governance practices for companies can differ according to the company type, location and nature of operations, and index. The principles of good corporate governance are generally applicable to companies whatever their size, but we recognize that investors and other market participants have differing expectations for certain market segments. Where our approach for a certain index or company type differs from the core policy, this will be indicated in the sections for smaller companies and investment companies.

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For the UK, the core ISS policy applies to all companies in the FTSE All Share index, excluding investment trusts. Certain provisions of the UK Corporate Governance Code do not apply to companies outside the FTSE 350, or there are different requirements for these companies. The core ISS policy recognizes these exceptions.

Smaller Companies

Our approach in the UK to companies outside of the FTSE All Share is based around the NAPF Corporate Governance Policy and Voting Guidelines5 for smaller companies. The NAPF policy is primarily designed for companies listed on the Alternative Investment Market (AIM), although the NAPF states that their policy is appropriate for other smaller quoted companies, including standard listed and ISDX6 listed companies. The QCA Guidelines7 may also be a helpful guide to investors' expectations of good corporate governance practices for AIM-listed companies.

The 2014/15 NAPF Corporate Governance Policy and Voting Guidelines8 advise that, when assessing the practice of a smaller company, investors should be mindful of the individual circumstances of the business, including its size and complexity. ISS applies its approach to smaller companies to companies which are members of the FTSE Fledgling index, those listed on AIM and other companies which are not widely-held. Further details can be found in Chapter 6 of this document.

Investment Companies

The NAPF Corporate Governance Policy and Voting Guidelines for investment companies9 are the basis for our benchmark recommendations for investment trusts and venture capital trusts; these guidelines also refer to the key principles of the AIC Code10. Further details can be found in Chapter 7 of this document.

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5http://www.napf.co.uk/PolicyandResearch/DocumentLibrary/0278_Corporate_governance_policy_and_voting_guidelines_for_sma ller_companies_an_NAPF_document.aspx

6  Companies listed on the ICAP Securities and Derivatives Exchange

7 http://www.theqca.com/shop/guides/86557/corporate-governance-code-for-small-and-midsize-quoted-companies-2013-downloadable-pdf.thtml

8 Page 4, http://www.napf.co.uk/PolicyandResearch/Corporate-Governance/NAPF-Corporate-Governance-Policy-and-Voting-Guidelines.aspx

9http://www.napf.co.uk/PolicyandResearch/DocumentLibrary/0279_%20Corporate_governance_policy_and_voting_guidelines_for _investment_companies_an_NAPF_document.aspx

10 https://www.theaic.co.uk/aic-code-of-corporate-governance-0

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1. OPERATIONAL ITEMS

Accept Financial Statements and Statutory Reports

General Recommendation: Generally vote for approval of financial statements and statutory reports, unless:

> There are concerns about the accounts presented or audit procedures used; or
> There has been an accounting fraud or material misstatement during the year.

The overall quality of disclosure will be considered, and the weakest examples, such as where the meeting documents are not released in time for investors to review these ahead of the meeting, are likely to attract a negative vote recommendation.

Amendments to the Articles of Association

General Recommendation: Vote case-by-case on amendments to the articles of association.

Requests to amend a company's articles of association are usually motivated by changes in the company's legal and regulatory environment, although evolution of general business practice can also prompt amendments.

When reviewing proposals to revise the existing articles or to adopt a new set of articles, ISS analyses the changes proposed according to what is in the best interest of shareholders.

Changes to the company’s Articles should not be ‘bundled’ into a single resolution when they cover non-routine matters.[11]

Approve Final Dividend

General Recommendation: Generally vote for proposals to approve the final dividend, unless:

> The payout is excessive given the company's financial position.

The annual report includes a review of the company's performance during the year and should contain a justification for the dividend level. Unless there are major concerns about the payout ratio, ISS usually recommends approval of this item.

Appointment of External Auditors

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11 M.3 http://www.napf.co.uk/PolicyandResearch/Corporate-Governance/NAPF-Corporate-Governance-Policy-and-Voting-Guidelines.aspx

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General Recommendation: Generally vote for proposals to ratify the appointment of the external auditors, unless:

> There are serious concerns about the procedures used by the auditor; or
> The auditors are being changed without explanation;

It is best practice in the UK to present the resolutions to appoint the external auditors and to fix their remuneration as two separate items.

In line with the NAPF position,[12] where the tenure of the external auditor extends beyond ten years and there has not been a recent tender process and no plans to put the audit out to tender are reported, then the chairman of the audit committee may receive a negative voting recommendation when he or she is next standing for re-election.

Where the auditor has resigned, the resignation letter should be posted on the company’s website.[13] If the company proposes a new auditor, or an auditor resigns and does not seek re-election, the company should offer an explanation to shareholders. If no explanation is provided, ISS recommends a vote against the election of the new auditor.

Authorise Board to Fix Remuneration of Auditors

General Recommendation: Generally vote for proposals authorizing the board to fix the fees payable to the external auditors, unless:

> Fees for non-audit services routinely exceed standard audit-related fees.

While the use of auditors for non-audit work can on occasion be justified on grounds of cost and relevant expertise, the NAPF[14] has proposed a non-audit fee cap of 100 percent of audit fees, absent an explanation of any exceptional circumstances which may apply such as an initial public offering.

Companies are encouraged to make a full public disclosure of the amount and nature of any payments for non-audit services, to enable investors to appropriately assess these when considering the ratio of audit to non-audit services. Where payments to the auditor for non-audit services appear under the category of "Other Fees" in the annual report, ISS expects that the company will disclose the nature of these services.

Where the ratio of non-audit fees to audit fees has been over 100 per cent for more than one year, and the company appears unwilling to address the issue, ISS may recommend a vote against the remuneration of the external auditors. In addition, the chairman of the audit committee is likely to receive a negative voting recommendation when he or she is next standing for re-election.

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12F.5 http://www.napf.co.uk/PolicyandResearch/Corporate-Governance/NAPF-Corporate-Governance-Policy-and-Voting-Guidelines.aspx

13F.6 http://www.napf.co.uk/PolicyandResearch/Corporate-Governance/NAPF-Corporate-Governance-Policy-and-Voting-Guidelines.aspx

14F.9 http://www.napf.co.uk/PolicyandResearch/Corporate-Governance/NAPF-Corporate-Governance-Policy-and-Voting-Guidelines.aspx

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2. BOARD OF DIRECTORS

Director Elections

General Recommendation: Generally vote for the election or re-election of directors, unless:

>	Adequate disclosure has not been provided in a timely manner;
>	The board fails to meet minimum corporate governance standards – please see the following sections on independence classification and Board and Committee composition for further details of how this is interpreted in practice; or
>	There are specific concerns about the individual, such as their ability to commit sufficient time to the role.

An appropriate level of biographical detail should include a statement of a director’s other directorships and responsibilities (including any relevant previous positions held), the experience and skills that they bring and the contribution that the director can make to the board. If the board provides no biographical details for a director who is standing for election for the first time, this is likely to result in a negative vote recommendation. A negative vote recommendation may also be considered in the absence of a supporting statement from the board where a director is standing for re-election.

There is no hard-and-fast threshold on the maximum number of directorships that are considered acceptable, but the NAPF15 advises that the issue of time commitment is especially pertinent to the role of Chair, particularly where a company is both complex and global in scale and furthermore if it operates within a highly regulated sector such as financial services. The director's board and committee attendance will be considered when an individual holding multiple board positions stands for election or re-election. Under extraordinary circumstances, ISS will consider recommending a vote against individual directors for material failures of governance, stewardship, or risk oversight.

In addition to these general factors, ISS may recommend against due to concerns related to at least one of the following specific factors, which are presented below as separate subsections:

•         Representatives of a controlling shareholders where no relationship agreement is in place

•         Board independence classification

•         Tenure

•         Other resolutions

Controlling shareholders

Following recent changes to the UK Listing Rules which apply to companies with a controlling shareholder,16 the election or re-election of an independent director must now be approved by a normal ordinary resolution and separately approved by the minority shareholders. Both new applicants and existing listed companies must also have a written and legally binding relationship agreement with any controlling shareholder(s). Details of the relationship with the controlling shareholder should be disclosed to investors.17

Board independence classification

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15A.11 http://www.napf.co.uk/PolicyandResearch/Corporate-Governance/NAPF-Corporate-Governance-Policy-and-Voting-Guidelines.aspx

16http://fshandbook.info/FS/html/handbook/LR/6/1

17E.16 http://www.napf.co.uk/PolicyandResearch/Corporate-Governance/NAPF-Corporate-Governance-Policy-and-Voting-Guidelines.aspx

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ISS classifies directors as either an executive director or as a non-executive director. Non-executive directors may be considered either independent or non-independent; an executive director is always considered to be non-independent.

The Chairman may be either a non-executive or an executive, although the designation of an executive chairman could be interpreted negatively by investors as evidence of one individual combining leading the board with bearing some executive responsibility for the company's operations.

The independence of the non-executive directors is assessed on an ongoing basis, while the independence of the chairman is assessed on appointment.

General Recommendation: Directors are assessed on a case-by-case basis, although a non-executive director is likely to be considered as non-independent if one (or more) of the issues listed below apply.

In line with the UK Corporate Governance Code[18]:

>	Has been an employee of the company or group during the last FIVE years;
>

Has, or a connected person has had, within the last THREE years, a material business relationship with the company either directly, or as a partner, shareholder, director or senior employee of a body that has such a relationship with the company;

>

Has received or receives additional remuneration from the company apart from a director's fee, participates in the company's share option or performance-related pay schemes, or is a member of the company's pension scheme;

>	Has close family ties with any of the company's advisers, directors or senior employees;
>	Holds cross-directorships or has significant links with other directors through involvement in other companies or bodies; or
>	Represents a significant shareholder.

In addition:

>	Is attested by the board to be a non-independent non-executive director;
>	Is a former board chairman;
>	Has a substantial personal shareholding of ≥ 1 per cent ; or
>	Tenure (see next section).

Tenure

On tenure, one of the conditions the Code includes to determine independence is whether a director has served on the board for more than nine years from the date of his or her first election. ISS follows the NAPF position19 that if a non-executive director has served concurrently with an executive director for over nine years, that director should no longer be deemed to be independent. If a non-executive director has served for fifteen years on the board, ISS considers their independence has been impaired.

Other resolutions

Where there is evidence of long-standing poor practice and the Company seems unwilling to address shareholder concerns, then the analyst may choose to escalate the issue. Typically, this is achieved through a negative vote

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18B.1.1 https://www.frc.org.uk/Our-Work/Codes-Standards/Corporate-governance/UK-Corporate-Governance-Code.asp

19E.13 http://www.napf.co.uk/PolicyandResearch/Corporate-Governance/NAPF-Corporate-Governance-Policy-and-Voting-Guidelines.aspx

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recommendation applied to the election or re-election of the Board or a committee chairman. Resolutions which take this approach are listed below:

•         Appointment of external auditors

•         Authorise board to fix remuneration of auditors

•         Board and committee composition

In addition, applying the guidelines for a combined Chairman and CEO and the election of a former CEO as Chairman will result in a vote recommendation on a director's election.

Board and committee composition

General Recommendation: Generally vote against any non-independent non-executive director whose presence on the board, audit or remuneration committee renders the board or committee insufficiently independent, unless:

>	The company discloses details of how the issue of concern will be resolved by the next AGM.

Non-independent non-executive directors serving on the nomination committee are assessed on a case-by-case basis.

Discussion

ISS will support the election of non-independent directors to the board, so long as the overall board and committee composition is in line with the Code's requirements. A negative vote recommendation against a non-independent non-executive director would normally be warranted only where the composition of the key committees or the balance of the board was compromised.

For companies in the FTSE350, at least half the board excluding the chairman should comprise non-executive directors determined by the board to be independent.20 The audit committee should comprise at least three independent non-executive directors. 21 The remuneration committee should22 comprise at least three independent non-executive directors. In addition the company chairman may also be a member of, but not chair, the committee if he or she was considered independent on appointment as chairman. A majority of the nomination committee should be independent non-executive directors.23

Companies in the FTSE All Share below the FTSE350 should have at least two independent non-executive directors on the board. The board should establish audit and remuneration committees with at least two independent non-executive directors on each committee. The company chairman may be a member of, but not chair, either committee in addition to the independent non-executive directors, provided he or she was considered independent on appointment as chairman.

If there is evidence of long-running, systemic issues around board and committee composition which the company seems unable or unwilling to address, the chairman may receive a negative vote recommendation on their reappointment, given he or she retains overall responsibility for the board's corporate governance arrangements.

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20B.1.2 https://www.frc.org.uk/Our-Work/Codes-Standards/Corporate-governance/UK-Corporate-Governance-Code.aspx

21  C.3.1 https://www.frc.org.uk/Our-Work/Codes-Standards/Corporate-governance/UK-Corporate-Governance-Code.aspx

22  D.2.1 https://www.frc.org.uk/Our-Work/Codes-Standards/Corporate-governance/UK-Corporate-Governance-Code.aspx

23  B.2.1 https://www.frc.org.uk/Our-Work/Codes-Standards/Corporate-governance/UK-Corporate-Governance-Code.aspx

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Combined Chairman and CEO

General Recommendation: Generally vote against a director who combines the CEO and Chairman roles, unless:

>	The company can provide a strong justification as to why this non-standard governance arrangement is appropriate for their specific situation for a limited period of time.

Separation of these roles is a cornerstone of governance in the UK, and thus one person holding the roles of both Chairman and CEO is a serious breach of good practice. However, the temporary combination of the roles may be justified, for example when a chairman “bridges the gap” between the departure of a CEO and the appointment of his or her successor.[24] ISS would not usually recommend support for the election of a director to serve as a combined chairman and CEO, but when the company provides an explanation which states that the company has adopted this arrangement in exceptional circumstances, this will be considered.

Election of a Former CEO as Chairman

General Recommendation: Generally vote against the election of a former CEO as chairman, unless:

>	The company can provide a strong justification as to why this non-standard governance arrangement is appropriate for their specific situation and for a limited period of time.

The succession of the CEO to chairman is a significant issue, acceptable only on rare occasions. Investors would expect confirmation that external search consultants had been engaged and that external candidates of at least equivalent stature had been considered.[25] The complexity of the business is an insufficiently persuasive argument to justify this type of succession. Given the issues posed by a former CEO assuming the Chair of the board, it is important for shareholder approval to be sought at the AGM coinciding with or following the appointment.[26]

Contested Director Elections

General Recommendation: Assess contested director elections on a case-by-case, considering the following factors in particular:

>	Company performance relative to its peers;
>	Strategy of the incumbents versus the dissidents;
>	Independence of directors/nominees;
>	Experience and skills of board candidates;
>	Governance profile of the company;
>	Evidence of management entrenchment;
>	Responsiveness to shareholders; and
>	Whether minority or majority representation is being sought.

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24D.2 http://www.napf.co.uk/PolicyandResearch/Corporate-Governance/NAPF-Corporate-Governance-Policy-and-Voting-Guidelines.aspx

25D.8 http://www.napf.co.uk/PolicyandResearch/Corporate-Governance/NAPF-Corporate-Governance-Policy-and-Voting-Guidelines.aspx

26D.9 http://www.napf.co.uk/PolicyandResearch/Corporate-Governance/NAPF-Corporate-Governance-Policy-and-Voting-Guidelines.aspx

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When analysing a contested election of directors, which may include the election of shareholder nominees or the dismissal of incumbent directors, ISS will generally focus on two central questions: whether the dissidents have proved that board change is warranted, and if yes, whether the dissident board nominees seem likely to bring about positive change and maximize long-term shareholder value.

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3. REMUNERATION

The ISS approach is aligned with the five remuneration principles for building and reinforcing long-term business success developed by the NAPF[27] in conjunction with a number of leading UK institutional investors. The principles state that:

>	Remuneration committees should expect executive management to make a material long-term investment in shares of the businesses they manage;
>	Pay should be aligned to the long-term strategy and the desired corporate culture throughout the organisation;
>	Pay schemes should be clear, understandable for both investors and executives, and ensure that executive rewards reflect returns to long-term shareholders;
>	Remuneration committees should use the discretion afforded them by shareholders to ensure that rewards properly reflect business performance; and
>	Companies and investors should have appropriately regular discussions on strategy and long-term performance.

While ISS' approach to remuneration is informed by the NAPF Corporate Governance Policy and Voting Guidelines 2014/15 which contain the above principles,28 the IMA Principles of Remuneration,29 and The Directors' Remuneration Reporting Guidance30 produced by the GC100 and Investor Group, also influence the recommendations ISS makes, as does the remuneration section of the UK Corporate Governance Code.31 In addition, for a number of years, ISS has supplemented the NAPF policy and these other sources with its own remuneration guidelines.

Discussion

Remuneration should motivate executives to achieve the company's strategic objectives, while ensuring that executive rewards reflect returns to long-term shareholders. Pay should be aligned to the long-term strategy, and companies are encouraged to use the statement by the chairman of the remuneration committee to outline how their chosen remuneration approach aligns with the company's strategic goals and key performance indicators (KPIs). The remuneration committee should also closely examine the behaviour that the design of a remuneration package will promote.

A good performance target is aligned with company strategy, future direction, performance and shareholder value creation, without promoting or rewarding disproportionate risk-taking. Targets should be challenging but realistic and should closely reflect a company's ongoing business expectations. Where non-financial objectives are used as part of the performance conditions, ISS expects the majority of the payout to be triggered by the financial performance conditions. There should also be a clear link between the objectives chosen and the company's strategy.

Pay should not be excessive and remuneration committees should exercise due caution when considering pay increases. Any increases in total remuneration for executives should not be out of line with general increases at the company. Remuneration committees are discouraged from market benchmarking for pay reviews, unless it is applied infrequently (at no more than three-to-five year intervals) and then only as one part of an assessment of the

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27http://www.napf.co.uk/PolicyandResearch/DocumentLibrary/0351_remuneration_principles_for_building_and_reinforcing%20_l ongterm_business_success_nov2013.aspx

28http://www.napf.co.uk/PolicyandResearch/Corporate-Governance/NAPF-Corporate-Governance-Policy-and-Voting-Guidelines.aspx

29https://www.ivis.co.uk/media/10277/Principles-of-Remuneration-2014.pdf

30  http://uk.practicallaw.com/groups/uk-gc100-investor-group

31  Section D https://www.frc.org.uk/Our-Work/Codes-Standards/Corporate-governance/UK-Corporate-Governance-Code.aspx

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remuneration policy. One-off pay awards to address concerns over the retention of an executive director have frequently been shown to be ineffective and are therefore not typically supported by ISS.

Many investors are concerned that remuneration has become too complex and question its effectiveness in motivating management. Thus, remuneration committees are encouraged to adopt simpler remuneration structures. In particular, the introduction of new share award schemes on top of existing plans is likely to be viewed sceptically. Remuneration arrangements should be clearly disclosed, and sufficient detail provided about the performance conditions adopted in order to allow shareholders to make their own assessment of whether they are appropriate. However, bringing a remuneration policy into line with accepted good market practice should not be used as justification for an increase in the size of the overall package.

Investors expect that a company will work within its remuneration policy, and only seek approval to go outside the policy in genuinely exceptional circumstances. Seeking approval for awards outside the policy is likely to be viewed sceptically by investors. Boards must avoid rewarding failure or poor performance; for this reason ISS does not support the re-testing of performance conditions or the re-pricing of share options under any circumstances. Implementing a tax-efficient mechanism that favours the participants should not lead to increased costs for the company, including the company's own tax liabilities. ISS will consider this principle when evaluating Joint Share Ownership Plans.

Engagement initiated by remuneration committees is expected to be in the form of a meaningful, timely and responsive consultation with shareholders prior to the finalisation of the remuneration package; it should not just be a statement of changes already agreed by the remuneration committee.

Remuneration in the banking sector

The amendments to the Capital Requirements Directive limit the ratio between variable and fixed remuneration for certain key bank staff to 1:1, unless shareholders approve a higher ratio (up to a maximum of 2:1). ISS will consider banks' remuneration policies in the context of its overall approach to assessing executive pay on a case-by-case basis.

Remuneration Policy

General Recommendation: Vote the resolution to approve the remuneration policy on a case-by-case approach, paying particular attention as to whether:

>	The company's approach to fixed remuneration is appropriate;
>	The award levels for the different components of variable pay are capped, and the quantum is reasonable when compared to peers;
>	Increases to the maximum award levels for the LTIP and bonus have been adequately explained;
>	Performance conditions for all elements of variable pay are clearly aligned with the company's strategic objectives, and vesting levels are in line with UK good practice;
>	Change of control, good leaver and malus/clawback provisions are in line with standard practice in the UK market;
>	The shareholding requirement for executive directors is a minimum of 200% of base salary;
>

Service contracts contain notice periods of no more than twelve months' duration and potential termination payments are linked to fixed pay with no contractual entitlements to unearned bonus on termination;

>	Non-executive directors do not receive any performance-related remuneration beyond their standard fees;
>	The treatment of new joiners is appropriate, with particular attention paid to the use of buy-out awards, and that the potential for any additional awards is capped;
>	The remuneration committee seeks to reserve a degree of discretion in line with standard UK practice; and
>	There are any issues in the policy which would be of concern to shareholders.

Where a policy contains multiple areas of non-compliance with good practice, the vote recommendation will reflect the severity of the issues identified. A small number of minor breaches may still result in an overall recommendation of a “For”, whereas a single, serious deviation may be sufficient to justify an “Against” vote recommendation.

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The binding vote on the remuneration policy is forward-looking and in most cases will apply for three years. Therefore, many shareholders will want to ensure that the policy takes into account good market practice in a number of key areas.

Policy component	Good market practice

The start and end date of the policy

Both the GC100 and Investor Group guidance[32] and the IMA Principles[33] state that investors are generally in favour of the remuneration policy coming in to effect immediately following approval at the general meeting. They also note that investors generally expect to see companies put forward their policy for approval every three years. ISS will consider the start date of each policy and its duration based upon the explanation provided by the company.

Base salaries	The remuneration committee should explain their policy for setting and reviewing salary levels.

Benefits and pensions

Companies must describe the benefits provided to directors, which are expected to be not excessive and in line with standard UK practice. The maximum participation should be stated, and not be uncapped.

Companies must[34] give a clear explanation of pension-related benefits, including the approach taken to making payments in lieu of retirement benefits or defined benefit arrangements. The IMA Principles[35] note the pension provision for executives should, where possible, be in line with the general approach to the employees as a whole. No element of variable pay should be pensionable.

Annual bonus

Annual bonuses exist to reward contribution to the business during the year above the level expected for being in receipt of a salary[36]. They should be clearly linked to business targets, ideally through the key performance indicators (KPIs) reported in the Strategic Report. Companies should explain the performance measures chosen.

The GC100 and Investor Group[37] states that the maximum amount of the short-term incentive that might be earned must be disclosed as well as the amounts that could be paid for reaching certain thresholds or targets. In cases where a remuneration committee increases the maximum bonus opportunity, the performance targets should be made sufficiently more challenging to justify the additional reward that can be earned. Any increase in this limit from one policy period to another should be fully explained. ISS does not typically support uncapped bonus schemes.

Deferring a portion of the bonus into shares can create a greater alignment with shareholders, particularly where there is no long term incentive, although the introduction of deferral should not of itself result in an increase to the overall quantum of the bonus. Dividends may be credited on deferred bonus shares held during the deferral

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324.2 http://uk.practicallaw.com/groups/uk-gc100-investor-group

33  Appendix 1 https://www.ivis.co.uk/media/10277/Principles-of-Remuneration-2014.pdf

34  4.3.3 http://uk.practicallaw.com/groups/uk-gc100-investor-group

35  Section B.2 and C (introduction) https://www.ivis.co.uk/media/10277/Principles-of-Remuneration-2014.pdf

36  Section C1 https://www.ivis.co.uk/media/10277/Principles-of-Remuneration-2014.pdf

37  4.3.4 http://uk.practicallaw.com/groups/uk-gc100-investor-group

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Policy component	Good market practice

period, but no further dividends should be paid on undelivered shares or options after the end of the designated deferral period.

Provisions to pay a guaranteed annual bonus will attract a negative vote recommendation.

Long-term Incentive Plans (LTIP)

Scheme and individual participation limits must be fully disclosed, and any change to the maximum award should be explained and justified.[38] Any matching shares will be considered as part of the overall quantum. Performance periods longer than three years and compulsory post-vesting holding periods are encouraged. Firms should avoid operating multiple long-term schemes.[39]

ISS does not typically support uncapped LTIPs in line with the Code[40] recommendation that upper limits should be set and disclosed. The fact that the remuneration committee will not be able to grant share awards higher than the limits set out in the remuneration policy is not a sufficient reason for removing individual limits from the rules of the relevant incentive scheme.

Performance conditions, including non-financial metrics where appropriate, should be relevant, stretching and designed to promote the long-term success of the company.[41] The IMA Principles[42] state that comparator groups used for performance purposes should be both relevant and representative. Remuneration committees should satisfy themselves that the comparative performance will not result in arbitrary outcomes.

ISS prefers to see vesting levels at no more than 25% for threshold performance. Vesting should not occur for below median performance.

Dividends relating to the duration of the performance period may be paid retrospectively on shares that the executive retains after the performance targets have been measured, but no dividends should be paid on any part of the award that lapsed. The practice of crediting dividend payments on undelivered shares or options after the end of the performance period or beyond a compulsory post-vesting holding period is opposed.

Malus and/or clawback	Malus and clawback are sometimes confused, so it is worth clarifying that malus means to forfeit some or all of a variable remuneration award before it has vested, while clawback allows the company to recover payments already made through the LTIP or annual bonus schemes. When designing schemes of performance-related remuneration for executive directors, the 2014 revision of the Code[43] states that schemes should include provisions that would enable the company to recover sums paid or withhold the payment of any

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38Section C2i https://www.ivis.co.uk/media/10277/Principles-of-Remuneration-2014.pdf

39B.23i http://www.napf.co.uk/PolicyandResearch/Corporate-Governance/NAPF-Corporate-Governance-Policy-and-Voting-Guidelines.aspx

40Schedule A https://www.frc.org.uk/Our-Work/Codes-Standards/Corporate-governance/UK-Corporate-Governance-Code.aspx

41  Schedule A https://www.frc.org.uk/Our-Work/Codes-Standards/Corporate-governance/UK-Corporate-Governance-Code.aspx

42  Principle C.2ii https://www.ivis.co.uk/media/10277/Principles-of-Remuneration-2014.pdf

43  D.1.1 https://www.frc.org.uk/Our-Work/Codes-Standards/Corporate-governance/UK-Corporate-Governance-Code.aspx

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Policy component	Good market practice

sum, and specify the circumstances in which the committee considers it would be appropriate to do so. The NAPF advise that such provisions should not be restricted solely to material misstatements of the financial statements.[44]

Good leavers

Where individuals choose to terminate their employment before the end of the service period, or in the event that employment is terminated for cause, the IMA Principles[45] suggest that any unvested options or conditional share-based awards should normally lapse.

In other circumstances of cessation of employment, some portion of the award may vest, but always subject to the achievement of the relevant performance criteria and with an appropriate reduction in award size to reflect the shortened period between grant and vesting. In general, the originally stipulated performance measurement period should continue to apply. However, where in the opinion of the Remuneration Committee, early vesting is appropriate, or where it is otherwise necessary, awards should vest by reference to performance criteria achieved over the period to date.

Change of control

The IMA[46] suggests that scheme rules should state that there will be no automatic waiving of performance conditions in the event of a change of control. Any early vesting as a consequence of a change of control should take into account the vesting period that has elapsed at the time of the change of control, with a consequent reduction in the size of the awards which vest. ISS does not support special one-off payments to executives on a change of control event.

Shareholding requirement

The Code[47] advises that the remuneration committee should consider requiring directors to hold a minimum number of shares. The NAPF policy[48] argues for minimum shareholding guidelines of 200% of basic salary. Unvested holdings in share incentive plans do not count towards fulfillment of the requirement.

Executive directors' service contracts, including exit payments

Executive Directors should have service contracts in place with notice periods set at one year or less.[49] If it is necessary to offer longer notice or contract periods to new directors recruited from outside, such periods should reduce to one year or less after the initial period. All termination payments should be subject to phased payment and mitigation.

Exit payments should be linked to the fixed pay due for the notice period, with no guaranteed entitlement to any unearned variable pay. The vesting of outstanding long-term awards should be pro-rated for time and performance. The NAPF jointly with the ABI has published guidance on termination payments which states that severance

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44B.3 http://www.napf.co.uk/PolicyandResearch/Corporate-Governance/NAPF-Corporate-Governance-Policy-and-Voting-Guidelines.aspx

45Principle C.2viii https://www.ivis.co.uk/media/10277/Principles-of-Remuneration-2014.pdf

46  Principle C.2vi https://www.ivis.co.uk/media/10277/Principles-of-Remuneration-2014.pdf

47  Schedule A https://www.frc.org.uk/Our-Work/Codes-Standards/Corporate-governance/UK-Corporate-Governance-Code.aspx

48B.3 http://www.napf.co.uk/PolicyandResearch/Corporate-Governance/NAPF-Corporate-Governance-Policy-and-Voting-Guidelines.aspx

49D.1.5 https://www.frc.org.uk/Our-Work/Codes-Standards/Corporate-governance/UK-Corporate-Governance-Code.aspx

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Policy component	Good market practice

payments arising from poor corporate performance should not extend beyond fixed pay and benefits.[50]

Arrangements for new joiners

The GC100 and Investor Group[51] suggests that companies may wish to consider a statement that new directors will participate in short-term and long-term incentive plans on the same basis as existing directors. If companies wish to have the ability to make sign-on payments or awards, they must ensure the remuneration policy covers such arrangements. When describing their sign-on policies, companies must disclose the type of awards that could be made, the potential use of performance criteria and holding periods, and any application of recovery or withholding policies. The potential to offer sign-on payments or awards should not be open-ended. Remuneration of this nature should be subject to specific caps.

Where remuneration committees offer buy-out awards to compensate executives for awards foregone at their previous employer, the cost is expected to be kept to a minimum and not exceed the realistic value of rewards forfeited by changing employer. Remuneration policies will be opposed if the door is left open to potential "golden hellos" or other non-performance related awards which do not clearly align with shareholders 'interests.

Discretion

Recognising that payments cannot be made outside of the framework voted on by shareholders, there is a balance to be found between a committee having scope to make appropriate changes within the policy, and a committee having broad flexibility to go outside the standard policy in certain circumstances. The GC100 and Investor Group guidance[52] advises against including a general statement that the remuneration policy may be amended at the complete discretion of the remuneration committee. ISS will recommend a vote against any policy which gives the remuneration committee the ability to make open-ended changes to the policy.

Non-Executive Director pay

The NAPF[53] suggests that additional remuneration, other than fees, including participation in a share option scheme, pension scheme and/or performance related pay is likely to impair a NED's independence, and for that reason it is usually looked uponunfavourably by ISS.

All-Employee Schemes

ISS generally supports all-employee schemes, such as Save As You Earn (SAYE) schemes and Share Incentive Plans (SIPs) as a way of promoting employee ownership. ISS follows the IMA[54] position that if newly issued shares are utilised, the overall dilution limits for share schemes should be complied with.

Remuneration Report

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503.8 http://www.napf.co.uk/PolicyandResearch/DocumentLibrary/~/media/Policy/Documents/0059_Executive_contracts_and_severanc e_ABI_NAPF_Statement_0208.ashx

514.6 http://uk.practicallaw.com/groups/uk-gc100-investor-group

52  1.3 http://uk.practicallaw.com/groups/uk-gc100-investor-group

53Page 8

http://www.napf.co.uk/PolicyandResearch/DocumentLibrary/0278_Corporate_governance_policy_and_voting_guidelines_for_smal ler_companies_an_NAPF_document.aspx

54 Principle C.2xiii https://www.ivis.co.uk/media/10277/Principles-of-Remuneration-2014.pdf

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General Recommendation: Vote the resolution to approve the remuneration report on a case-by-case approach, paying particular attention as to whether during the year under review:

>	Any increases, either to fixed or variable remuneration, for the year under review or the upcoming year were well-explained and not excessive;
>	The bonus received and/or the proportion of the LTIP which vested was a fair reflection of the performance achieved;
>	Performance targets are measured over an appropriate period and are sufficiently stretching;
>	Targets for the bonus or the LTIP are disclosed in an appropriate level of detail;
>	Any exit payments to departing directors or special arrangements for new joiners were reasonable;
>	The remuneration committee exercised discretion appropriately; and
>	There are no issues in the report which would be of concern to shareholders.

Where the report contains multiple areas of non-compliance with good practice, the vote recommendation will reflect the severity of the issues identified. A small number of minor breaches may still result in an overall recommendation of a “For”, whereas a single, serious deviation may be sufficient to justify an ‘Against” vote recommendation.

Following the introduction of the separate binding vote on the remuneration policy, the remuneration report now serves as a way for shareholders to make their views known on the company's pay practices during the year under review, and the extent to which these were compliant with the remuneration policy. The elements of the report which ISS considers are described in more detail in the following section.

Report component	Good market practice

Base salaries, benefits and pensions	Remuneration committees are required to justify salary levels and increases in basic salary with reference to their remuneration policy.

Annual increases in salary are expected to be low and in line with general increases across the broader workforce. Post-freeze 'catch-up' salary increases or benchmarking-related increases are not generally supported. Exceptions may be made for promotions, increases in responsibilities and new recruits to the board. Changes in pay levels should take into account the pay and conditions across the company. The IMA Principles[55] advise that where remuneration committees seek to increase base pay, salary increases should not be approved purely on the basis of benchmarking against peer companies.

Pension contribution payments for executives should be clearly disclosed. Any compensation to executives for changes in the tax treatment of pensions is not considered to be acceptable.

Annual Bonus

The annual bonus earned for the year under review should be explained in a fashion which allows shareholders to clearly link performance with pay. The IMA Principles[56] advise that remuneration committees should provide informative disclosure on the extent to which performance targets have been met. Any increases in the maximum from one year to the next should be explicitly justified. The lowering of targets should generally be accompanied by a reduction in the bonus potential.

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55 Section B.1 https://www.ivis.co.uk/media/10277/Principles-of-Remuneration-2014.pdf 56 Section C.1 https://www.ivis.co.uk/media/10277/Principles-of-Remuneration-2014.pdf

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Report component	Good market practice

There is an increasing expectation among investors that bonus targets will be disclosed retrospectively. If a remuneration committee believes that bonus target disclosure – even on a retrospective basis – is difficult for reasons of commercial sensitivity, it should explain when such considerations will fall away and provide a commitment to disclosure at that time. Where consideration of commercial sensitivities may prevent a fuller disclosure of specific short-term targets at the start of the performance period, shareholders expect to be informed of the main performance parameters, both corporate and personal.

The payment of a ‘one-off’ special bonus is likely to attract a negative vote recommendation. ISS will not typically support transaction-related bonuses.

Long Term Incentive Plan (LTIP)	Under the resolution to approve the remuneration report, ISS considers both the LTIP awards granted and those vested or lapsed during the year under review.

When assessing the awards which vested, the IMA Principles[57] advise that remuneration committees should ensure that the result does not produce outcomes that are out of line with the overall performance of the company, its future prospects or the experience of its shareholders over the performance period. The definition of any performance measurement should be clearly disclosed.

For awards granted in the year under review, the IMA Principles[58] note that companies should disclose the potential value of awards due to individual scheme participants on full vesting, expressed by reference to the face value of shares or shares under option at point of grant, and expressed as a multiple of base salary. The lowering of targets should generally be reflected in a reduction of the amount that can vest and, similarly, any increase in award size should be linked to more challenging targets.

Dilution limits	The operation of share incentive schemes should not lead to dilution in excess of the limits acceptable to shareholders[59]. ISS supports the limits recommended as good practice by the IMA.

The rules of a scheme must provide that commitments to issue new shares or to re-issue treasury shares, when aggregated with awards under all of the company's other schemes, must not exceed 10% of the issued ordinary share capital, adjusted for share issuance and cancellation, in any rolling 10 year period.

Commitments to issue new shares or re-issue treasury shares under executive (discretionary) schemes should not exceed 5% of the issued ordinary share capital of the company, adjusted for share issuance and cancellation, in any rolling 10 year period.

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57	Section C.2ii https://www.ivis.co.uk/media/10277/Principles-of-Remuneration-2014.pdf
58	Section C.2v https://www.ivis.co.uk/media/10277/Principles-of-Remuneration-2014.pdf
59	Section C.2i https://www.ivis.co.uk/media/10277/Principles-of-Remuneration-2014.pdf

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Report component	Good market practice

Any exit payments to departing directors or special arrangement for new joiners

Exit payments to departing directors should not go beyond those to which the director is entitled under the terms of his or her service contract or the rules of the relevant incentive schemes. Ex gratia or special payments on termination are not supported.

For new joiners, where an executive is appointed at an 'entry-level' salary-point which the remuneration committee expects to increase to a higher level once the individual has proved him or herself in the role, the roadmap for increases should be disclosed at the time of appointment. In general, ISS do not support special awards for new joiners except in exceptional situations.

The pay of the NEDs	Any increases to NED pay during the year under review will be considered alongside pay increases to executive directors and the broader workforce.

The company's disclosure as to the use of remuneration consultants

The annual remuneration report must name any person who provided material advice or services to a relevant committee in the reported year, and set out additional details in respect of some of them. The GC100 and Investor Group[60] suggest these persons may include principal internal providers of material advice and services, remuneration consultants or external lawyers who provided any material advice other than advice on compliance with the relevant legislation.

Discretion

In cases where a remuneration committee uses its discretion to determine payments, it should provide a clear explanation of its reasons, which are expected to be clearly justified by the financial results and the underlying performance of the company.

It is rare that a remuneration committee chooses to amend the targets used for either the annual bonus or the LTIP subsequent to the performance period, but where this has occurred, it is good practice for the company to demonstrate how the revised targets are in practice no less challenging than the targets which were originally set.

Approval of a new or amended LTIP

General Recommendation: Vote the resolution to approve a new or amended LTIP on a case-by-case approach, paying particular attention as to whether:

>	The LTIP is aligned with the company's strategy and fosters an appropriately long-term mindset;
>	The proposed award levels are appropriate, and, in the case of an amended plan, any increases to the previous award levels are well-explained;
>	The maximum payout is capped;
>	The vesting levels for threshold and on target performance are in line with market norms, with threshold vesting no higher than 25%;
>	The LTIP is in line with the current remuneration policy;
>	Change of control, good leaver and malus/clawback provisions are present and the terms are in line with standard practice in the UK market;
>	The remuneration committee seeks to reserve a degree of discretion in line with standard UK practice;

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60 3.11 http://uk.practicallaw.com/groups/uk-gc100-investor-group

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>	The company is operating within the dilution limits of the company's share-based incentive schemes; and
>	There are no issues with the plan which would be of concern to shareholders.

Where the plan contains multiple areas of non-compliance with good practice, the vote recommendation will reflect the severity of the issues identified. A small number of minor breaches may still result in an overall recommendation of a flagged ‘For”, whereas a single, serious deviation may be sufficient to justify an “Against” vote recommendation.

The IMA Principles61 emphasise that all new incentives or any substantive changes to existing schemes should be subject to prior approval by shareholders by means of a separate and binding resolution. When a new or amended LTIP is presented to shareholders for approval, ISS considers the points listed above, plus others which are relevant to the specific plan. Relevant issues are discussed in more detail in the earlier sections on the remuneration policy and report.

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61 C.2i https://www.ivis.co.uk/media/10277/Principles-of-Remuneration-2014.pdf

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4. CAPITAL STRUCTURE

Authorise Issue of Equity with and without Pre-emptive Rights

General Recommendation: Generally vote for a resolution to authorise the issuance of equity, unless:

>

The general issuance authority exceeds one-third (33%) of the issued share capital. Assuming it is no more than one-third, a further one-third of the issued share capital may also be applied to a fully pre-emptive rights issue taking the acceptable aggregate authority to two-thirds (66%); or

>	The routine authority to disapply preemption rights exceeds 5% of the issued share capital.

ISS will generally support resolutions seeking authorities in line with the IMA's Share Capital Management Guidelines[62] and the Pre-Emption Group Statement of Principles.[63]

ISS will support an authority to allot up to two-thirds of the existing issued share capital, providing that any amount in excess of one-third of existing issued shares would be applied to fully pre-emptive rights issues only.

Under the Principles, the routine authority to disapply preemption rights should not exceed more than 5 percent of ordinary share capital in any one year, with an overall limit of 7.5 percent in any rolling three-year period.

In line with the NAPF[64], the authorities should not be bundled together, or with any other voting issue. It is good practice, in terms of duration, for the authorities to require renewal at the following year's AGM.

Authorise Market Purchase of Ordinary Shares

General Recommendation: Generally vote for the resolution to authorise the market purchase of ordinary shares, unless:

>	The authority requested exceeds the levels permitted under the Listing Rules; or
>	The company seeks an authority covering a period longer than 18 months.

AGM agendas routinely include a resolution allowing companies to make market purchases of their shares. ISS will usually support this resolution if it is in line with the Listing Rules LR 12.4.165 which allows companies to buy back up to 15 percent of their shares in any given year, provided that the maximum price paid is not more than 5 percent above the average trading price.

Under the Companies Act 2006, the share buyback authority cannot be for a period longer than five years. ISS recommends that the renewal of such authorities be requested annually, and that the duration be no longer than 18 months or until the next AGM, if sooner. However, ISS will support a five-year authority if, in practice, the company has a history of reverting to shareholders annually.

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62https://www.ivis.co.uk/media/9777/Share-Capital-Management-Guidelines-30-July-2014-.pdf

63  https://www.ivis.co.uk/media/6059/Statement-of-Principles-July-2008.pdf

64J.4 http://www.napf.co.uk/PolicyandResearch/Corporate-Governance/NAPF-Corporate-Governance-Policy-and-Voting-Guidelines.aspx

65http://fshandbook.info/FS/html/handbook/LR/12/4

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5. OTHER ITEMS

Mergers and Acquisitions

General Recommendation: Vote mergers and acquisitions on a case-by-case basis, taking into account the factors of valuation, market reaction, strategic rationale, conflicts of interest and governance.

When evaluating the merits of a proposed acquisition, merger or takeover offer, ISS focuses on the impact of the proposal on shareholder value, both in the immediate and long term. For every M&A analysis, ISS reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

Factor	Approach

Valuation

Is the value to be received by the target shareholders, or paid by the acquirer, reasonable? While the fairness opinion, where one is provided, may provide an initial starting point for assessing the appropriateness of the valuation, ISS places particular emphasis on the offer premium, market reaction and strategic rationale in the analysis.

Market reaction	How has the market responded to the proposed deal? A negative market reaction will be viewed with caution.
Strategic rationale

Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favourable track record of successful integration of historical acquisitions.

Conflicts of interest

Are insiders benefiting from the transaction disproportionately and inappropriately as compared to outside shareholders? ISS will consider whether any special interests may have influenced these directors to support or recommend the merger.

Governance

Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues, such as valuation, outweigh any deterioration in governance.

Related-Party Transactions

General Recommendation: In evaluating resolutions that seek shareholder approval on related-party transactions (RPT), vote on a case-by-case basis, considering factors including, but not limited to, the following:

>	The parties on either side of the transaction;
>	The nature of the asset to be transferred/service to be provided;
>	The pricing of the transaction (and any associated professional valuation);
>	The views of independent directors, where provided;
>	The views of an independent financial adviser, where appointed;
>	Whether any entities party to the transaction, including advisers, are conflicted; and
>	The stated rationale for the transaction, including discussions of timing.

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In the UK, under the Listing Rules66 the listed company must obtain the approval of its shareholders for certain transactions either beforehand or, if the transaction is conditional on that approval, before it is completed. The company must ensure that the related party does not vote on the relevant resolution, and should take all reasonable steps to ensure that the related party's associates do not vote on the relevant resolution.

The NAPF67 notes that concerns may arise if the transaction does not seem to be subject to proper oversight, is not undertaken on fully commercial terms in the normal course of business, or the company has not clearly explained how the transaction is in the interests of the company and all shareholders.

Mandatory Takeover Bid Waivers

General Recommendation: Generally vote against mandatory takeover bid waivers.

The mandatory bid requirement, as contained in Rule 9 of the Takeover Code, seeks to prevent "creeping acquisitions" and to ensure that shareholders, other than the controlling shareholder, receive a control premium when control of the company shifts further to the large shareholder.

When the issue of new securities as consideration for an acquisition or a cash subscription would otherwise result in the controlling shareholder being obliged to make a general offer, the Takeover Panel will normally waive the obligation if there is an independent vote at a shareholders’ meeting. Waivers are usually sought where a company proposes to institute a share buyback programme in which a large investor or concert party intends not to participate.

In line with the NAPF[68], ISS will usually recommend a vote against Rule 9 waivers.

Reincorporation Proposals

General Recommendation: Vote reincorporation proposals on a case-by-case basis.

When examining a reincorporation proposal, ISS first examines the reasons for the move. Sometimes a reincorporation proposal is part of a restructuring effort or merger agreement that contributes significantly to a company's growth, financial health and competitive position more than the anticipated negative consequences of incorporating in another country. However, reincorporation in a country with less stringent disclosure requirements or corporate governance provisions may be perceived as an attempt by management to lessen accountability to shareholders. In such cases, ISS may recommend voting against the proposal.

Authorise the Company to Call a General Meeting with Two Weeks' Notice

General Recommendation: Generally vote for the resolution to authorise the company to call a general meeting with 14 days' notice if the company has provided assurance that the authority will only be used when merited.

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[66]http://fshandbook.info/FS/html/handbook/LR/11/1
67H.3 http://www.napf.co.uk/PolicyandResearch/Corporate-Governance/NAPF-Corporate-Governance-Policy-and-Voting-Guidelines.aspx
68K.1 http://www.napf.co.uk/PolicyandResearch/Corporate-Governance/NAPF-Corporate-Governance-Policy-and-Voting-Guidelines.aspx

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Before the implementation of the EU Shareholder Rights Directive, companies were able to hold general meetings on 14 days' notice in line with the Companies Act 2006; however, since the Directive increased the minimum notice period to 21 days, shareholder authority must first be granted to opt out of the requirement.

Companies are expected to give as much notice as is practicable when calling a general meeting, with the additional flexibility afforded by this authority only being used in limited and time-sensitive circumstances where it would clearly be to the advantage of shareholders as a whole. ISS will generally support these resolutions, if the company has provided assurance that the shorter notice period would only be used when merited. However, companies which have used this authority inappropriately can expect future requests to be viewed sceptically when they attempt to renew this authority in future years.

Authorise EU Political Donations and Expenditure

General Recommendation: Generally vote for the resolution to authorise EU political donations and expenditure, unless:

>	The company made explicit donations to political parties or election candidates during the year under review;
>	The duration of the authority sought exceeds one year and the company has not clarified that separate authorisation will be sought at the following AGM should the authority be used; or
>	No cap is set on the level of donations.

Companies which have no intention of making donations to political parties or incurring obvious political expenditure may, consider it prudent to seek shareholder approval for certain types of donation or expenditure which might be considered to fall within the broader definition of ‘political’ under the Companies Act 2006.[69]

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69 http://www.legislation.gov.uk/ukpga/2006/46/section/366

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Shareholder Proposals (ESG)

ISS applies a common approach globally to evaluating social and environmental proposals, which cover a wide range of topics including consumer and product safety, environment and energy, labour standards and human rights, workplace and board diversity, and corporate political issues.

General Recommendation: Vote on all environmental, social and governance proposals on a case-by-case basis, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and whether:

>	The issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;
>	The company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
>

The proposal's request is unduly burdensome, in terms of scope, timeframe or cost, or overly prescriptive, and how it compares with any industry standard practices for addressing the issue(s) raised by the proposal;

>	Sufficient information is currently available to shareholders from the company or from other publicly available sources, if the proposal requests increased disclosure or greater transparency; and
>	Implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

While a variety of factors are incorporated into each analysis, the overall principle guiding all vote recommendations is to focus on how the proposal may enhance or protect the position of shareholders in both the short term and long term.

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6. SMALLER COMPANIES

ISS applies its smaller companies approach to companies which are members of the FTSE Fledgling index, those listed on AIM and other companies which are not widely-held. Further information can be found on Page 6 of this document. The approach is largely in line with the core policy, with the exceptions identified below.

Accept Financial Statements and Statutory Reports

General Recommendation: Generally vote for approval of financial statements and statutory reports, unless:

> There are concerns about the accounts presented or audit procedures used; or
> There has been an accounting fraud or material misstatement during the year.

In addition to the rationale stated under this resolution in the core policy (see above), where no appropriate resolution to target an investor's specific concern is on the ballot, perhaps because the company does not have annual elections for directors, ISS may suggest a negative vote recommendation against this resolution.

Director Elections

General Recommendation: Generally vote for the election or re-election of directors, unless:

> Adequate disclosure has not been provided in a timely manner;
>

The board fails to meet minimum corporate governance standards – please see the following sections on independence classification and Board and Committee composition for details of how this is interpreted in practice; or

> There are specific concerns about the individual, such as their ability to commit sufficient time to the role.

Board independence classification

In addition to the conditions stated in the main policy, a non-executive director of a smaller company is likely to be considered as non-independent if he or she has a substantial personal shareholding of greater than 3 per cent.

Discussion

The requirements for Fledgling companies are the same as for FTSE SmallCap companies, as set out in the core policy. A non-executive director of an AIM or ISDX company, who formerly served as board chairman, may still be considered independent.

The award of share options, the receipt of additional remuneration from the company apart from a director's fee, or participation in performance-related pay schemes, can result in the independence of NEDs being impaired. Options will not impact upon a NED's independence if the quantum is not considered to be material and if the company has a policy of no longer granting options to non-executives.

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Board and Committee Composition

The requirements for Fledgling companies are the same as for FTSE SmallCap companies, as set out in the core policy.

The chairman may sit on all committees provided that he or she continues to be considered independent.

For AIM companies only, which are not subject to the Code, the audit and remuneration committees should comprise a majority of independent non-executive directors, and half the members of the nomination committee need to be independent.

Authorise Issue of Equity without Pre-emptive Rights

General Recommendation: Generally vote for a resolution to authorise the issuance of equity, unless:

>

The general issuance authority exceeds one-third (33%) of the issued share capital. Assuming it is no more than one-third, a further one-third of the issued share capital may also be applied to a fully pre-emptive rights issue taking the acceptable aggregate authority to two-thirds (66%); or

>	The routine authority to disapply preemption rights exceeds 10% of the issued share capital in any one year.

Remuneration

General Recommendation: When assessing the remuneration resolutions for both FTSE Fledgling and AIM companies, a negative vote recommendation would be considered if any of the following had occurred:

>	Executive directors are not employed under formal service contracts or their service contracts, in the event of termination, provide for more than 12 months' notice;
>	NEDs have received performance-related pay, during the year under review;
>	Options have been re-priced during the period under review;
>	Vesting of incentive awards is not conditional on the achievement of performance hurdles;
>	Re-testing is allowed throughout the performance period; or
>	Awards granted to executive directors during the year under review feature a vesting period of less than three years.

The award of options to NEDs is not in line with best practice as it can cause a potential conflict of interest that may affect a NED's independent judgment. Therefore, the NAPF Smaller Companies Policy expects companies to remunerate NEDs with basic fees only, in the form of cash or shares.

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7. INVESTMENT COMPANIES

The NAPF Corporate Governance Policy and Voting Guidelines for investment companies70 are the basis for our benchmark recommendations for investment trusts and venture capital trusts; these guidelines also refer to the key principles of the AIC Code71.

Investment companies differ significantly in terms of structure from the majority of companies covered by the UK and Ireland policy because they generally have: (i) a board comprising of Non-executive Directors (NEDs) who are responsible for safeguarding shareholder interests; and (ii) an investment manager (either a person or an organization) who is responsible for the company's portfolio. The majority of trusts are externally-managed, but some investment trusts are internally-managed or self-managed. This means that they do not have third party investment managers, and instead have a managing director (normally a board member) who is responsible for the management of client portfolios.

Director Elections

General Recommendation: Generally vote for the election or re-election of directors, unless:

>	Adequate disclosure has not been provided in a timely manner;
>

The board fails to meet minimum corporate governance standards – please see the following sections on independence classification and Board and Committee composition for details of how this is interpreted in practice; or

>	There are specific concerns about the individual, such as their ability to commit sufficient time to the role.

Board independence classification

In addition to the conditions stated in the main policy, the non-executive director of an investment company is likely to be considered as non-independent if he or she has a substantial shareholding of greater than 1 per cent providing the investment trust is listed in the FTSE All-Share index.

Also, the non-executive director of either a venture capital trust or an investment trust is likely to be considered as non-independent if he or she holds a directorship in one or more investment companies or venture capital trusts managed by the same manager, or they have a relationship with the investment manager.

Board and committee composition

Whether executive directors are present or not, at least half of the board should comprise independent NEDs.

The audit committee should include independent NEDs only. The remuneration committee should comprise a majority of independent NEDs when no executive directors are present and independent NEDs only when executive directors are present. At least half of the members of a nomination committee should be independent.

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70http://www.napf.co.uk/PolicyandResearch/DocumentLibrary/0279_%20Corporate_governance_policy_and_voting_guidelines_for _investment_companies_an_NAPF_document.aspx

71 https://www.theaic.co.uk/aic-code-of-corporate-governance-0

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The chairman may sit on all committees provided that he or she continues to be considered independent. If more than half the board has served in excess of 9 years, a negative vote recommendation would over time be applied to the Chairman's re-election.

Authorise Issue of Equity without Pre-emptive Rights

General Recommendation: Generally vote for a resolution to authorise the issuance of equity, unless:

>

The general issuance authority exceeds one-third (33%) of the issued share capital. Assuming it is no more than one-third, a further one-third of the issued share capital may also be applied to a fully pre-emptive rights issue taking the acceptable aggregate authority to two-thirds (66%); or

>	The routine authority to disapply preemption rights exceeds 5% of the issued share capital in any one year, or 10% if there is a commitment that any issuance will be at or above net asset value.

Manager Evaluation

The NAPF72 policy references the AIC Principles dealing with the relationship between a board and the manager which state that the board should regularly review the performance of, and contractual arrangements with, the manager (or executives of a self-managed company).

The AIC Code73 recommends that management engagement committees should be established, consisting solely of directors independent of the manager or executives of self-managed companies, which should review the manager’s performance and contractual arrangements annually and for any resulting decisions to be disclosed in the annual report.

The 2014/15 NAPF Corporate Governance Policy and Voting Guidelines74 advise that of particular importance to shareholders is that the board of an investment company is, and acts, fully independently of the firm providing fund management services.

Continuation of Investment Trust

General Recommendation: Generally vote the continuation resolution as described below:

>

ISS will vote for when the Board has tabled the resolution to comply with the requirement in the Trust's Articles of Association that this vote be put to shareholders at regular intervals, and there are no issues of concern;

> If the Board has called a special meeting, due to the shares trading at a discount to Net Asset Value over a prolonged period, ISS will consider the issues on a case-by-case basis.

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72http://www.napf.co.uk/PolicyandResearch/DocumentLibrary/0279_%20Corporate_governance_policy_and_voting_guidelines_for _investment_companies_an_NAPF_document.aspx

73https://www.theaic.co.uk/aic-code-of-corporate-governance-0

74Page 4, http://www.napf.co.uk/PolicyandResearch/Corporate-Governance/NAPF-Corporate-Governance-Policy-and-Voting-Guidelines.aspx

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8. OTHER POINTS TO NOTE

Voting disclosure and the response to significant shareholder dissent

Investors expect that information regarding the voting outcomes on the resolutions presented at the AGM will be made available as soon as reasonably practicable after the AGM. The information should include the number of votes for the resolution, the number of votes against the resolution and the number of shares in respect of which the vote was directed to be withheld, and the overall percentages for each group.

The 2014 Code75 states that when, in the opinion of the board, a significant proportion of votes have been cast against a resolution at any general meeting, the company should explain when announcing the results of voting what actions it intends to take to understand the reasons behind the vote result. The FRC does not include a threshold for significant dissent, and ISS notes that market practice is bound to evolve in this area given this is a new provision in the Code.

However, many investors will use the 20 percent figure, initially suggested by the GC100 and Investor Group76 as a guideline for remuneration concerns, as a threshold for identifying significant issues more generally, although there may be reasons why, for some companies and/or types of resolution, a higher or lower level might be more appropriate.

In the accompanying feedback statement77, the FRC clarified that it was not the intention that votes withheld should be included, although other market participants such as the NAPF78 are of the view that dissent should be taken to mean both active abstentions and votes against. The GC100 and Investor Group79 advises that, although “votes withheld” (abstentions) are not votes in law, companies may wish to consider viewing votes withheld (or in combination with votes against) exceeding 20 percent as indicating a low level of support from investors that they would wish to address, although this will depend on the company concerned. Across other markets globally, ISS sees a consensus emerging with a figure somewhere in the range 20% to 30% consistently seen as a threshold for significant dissent.

Board Diversity

ISS research includes commentary on the company's approach to diversity. The NAPF80 expects companies to include a description of the board’s policy on diversity, including professional, international and gender diversity, any measurable objectives that it has set for implementing the policy, and progress on achieving the objectives.

Board Director acts as Company Secretary

The Code81 states that the company secretary should be responsible for advising the board through the chairman on all governance matters, and investors typically expect this role to be filled by a non-board member.

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75E.2.2 https://www.frc.org.uk/Our-Work/Codes-Standards/Corporate-governance/UK-Corporate-Governance-Code.aspx

76  3.1.2 http://uk.practicallaw.com/groups/uk-gc100-investor-group

77https://www.frc.org.uk/Our-Work/Publications/Corporate-Governance/Feedback-Statement-Revisions-to-the-UK-Corporate-G.pdf

78Page 13, Section E http://www.napf.co.uk/PolicyandResearch/Corporate-Governance/NAPF-Corporate-Governance-Policy-and-Voting-Guidelines.aspx

793.1.2 http://uk.practicallaw.com/groups/uk-gc100-investor-group

80A.9 http://www.napf.co.uk/PolicyandResearch/Corporate-Governance/NAPF-Corporate-Governance-Policy-and-Voting-Guidelines.aspx

81B.5 https://www.frc.org.uk/Our-Work/Codes-Standards/Corporate-governance/UK-Corporate-Governance-Code.aspx

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9. APPENDIX

Good practice guidance referenced in this policy

The following documents are referred to in this document, and are listed here in alphabetical order with the year of publication included where relevant:

The AIC Corporate Governance Guide for Investment Companies (2013)

Changes to the UK Listing Rules following CP 13/15 (2014)

The GC100 and Investor Group Directors' Remuneration Reporting Guidance (2013)

The GC100 and Investor Group Directors' Remuneration Reporting Guidance: 2014 Statement (2014)

The IMA Principles of Remuneration (2014)

The IMA Share Capital Management Guidelines (2014)

The ISS Global Principles on Executive and Director Compensation

The ISS Global Voting Principles

The NAPF Corporate Governance Policy and Voting Guidelines (2014)

The NAPF Corporate Governance Policy and Voting Guidelines for Investment Companies (2012)

The NAPF Corporate Governance Policy and Voting Guidelines for Smaller Companies (2012)

The Pre-emption Group – Disapplying Pre-emption Rights – A Statement of Principles (2008)

The QCA Corporate Governance Code for Small and Mid-Size Quoted Companies (2013)

Remuneration Principles for Building and Reinforcing Long-Term Business Success (2013)

The UK Corporate Governance Code (2014)

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